UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22235

AQR Funds

(Exact name of registrant as specified in charter)

Two Greenwich Plaza, 4th Floor

Greenwich, CT 06830

(Address of principal executive offices) (Zip code)

Bradley D. Asness, Esq.

Principal and Chief Legal Officer

Two Greenwich Plaza

Greenwich, CT 06830

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 203-742-3600

Date of fiscal year end: September 30

Date of reporting period: January 1, 2013 to September 30, 2013

Item 1. Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1.)

*	The Funds have changed their fiscal year end from December 31 to September 30. This report discusses the nine months ended September 30, 2013.

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

Global equity markets have had a strong nine months in 2013, with the MSCI World Total Return Index returning 17.29%.

Developed equity markets were generally up across the globe, driven by modestly improving growth and supportive policy measures. Most notable was Japan where Prime Minister Shinzo Abe, fresh off a comprehensive election victory, pushed forward with an economic platform consisting of monetary and fiscal stimulus, along with structural reforms, that became known as “Abenomics.” The monetary policy impact of Abenomics began early in the year, when the Bank of Japan (“BOJ”) adopted a 2% inflation target and Abe nominated Haruhiko Kuroda, a vocal advocate of monetary stimulus, to be the new Governor of the BOJ. Japanese equities rallied strongly in yen terms, while the yen weakened considerably.

Europe equity performance has been uneven year to date. First quarter performance was lackluster across European equity markets. Drivers included a banking crisis in Cyprus that led to renewed concerns about financial stability across the continent, weak Gross Domestic Product (“GDP”) numbers in Germany and France, and uncertainty surrounding the Italian elections. However, the second quarter saw relief over the resolution of most of these issues. Economic statistics improved in the third quarter, notably in peripheral countries such as Spain, leading to stronger performance from European equity markets.

Growth in China slowed through the first half of the year, and the second quarter was particularly bad for markets with close ties to China. Economic activity statistics slowed in April and May and Chinese officials indicated that the government might be comfortable accepting a lower longer-term growth rate. Moreover, a relatively hawkish People’s Bank of China (“PBOC”) made matters worse by allowing tighter liquidity conditions in response to fears of a credit bubble. China is the world’s largest consumer of many commodities, and commodity prices declined with slowing Chinese growth. Growth statistics in China started to improve in August, leading to better performance in the third quarter.

The AQR Global Equity Fund Class I shares (the “Fund”) returned 17.44% for the nine months ended September 30, 2013, outperforming its benchmark index by 0.15%. The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in 2013, led mainly by strong returns in the US and Europe strategies. Returns in Japan, Canada and other regions were also positive.

Industry-relative valuation signals and momentum signals across industries drove most of the outperformance in the US, notably in the second quarter. Valuation across

2	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

industries and stability signals detracted modestly from returns in the country. In Europe, industry-relative valuation signals and momentum signals across industries drove much of the outperformance, while stability and management signaling contributed negatively to returns.

Sector positioning for the overall strategy contributed positively to the fund’s performance this year. Gains from an average net overweight position in healthcare offset losses from an average net underweight position in consumer discretionary. Our industry-neutral bets for the overall strategy also outperformed this year, notably within the information technology and financial sectors.

Tactically, we are slightly overweight value in the US due to positive momentum of value stocks. We are underweight value in Europe due to a tightening of value spreads in the region and are maintaining our long-term target weight to value in Japan.

The country selection strategy detracted from fund performance in 2013, with losses in the first and third quarters outweighing gains in the second quarter. Overall, gains to our momentum theme were not enough to offset losses to our valuation theme.

The largest detractor was our underweight position in U.S. equities, which detracted from performance in the first and second quarters before contributing significantly in the third quarter. We began the year underweight U.S. equities due to expensive valuations and weak price momentum. U.S. markets rallied early in the year on a resolution to the “fiscal cliff” issue, and continued the rally in the second quarter when U.S. economic data pointed to a stronger recovery than most other developed markets. However, U.S. markets lagged in the third quarter over fears of tapering by the U.S. Federal Reserve, possible military engagement in Syria and concerns about political impasse around the federal budget and debt ceiling. Another significant detractor was our overweight position in Hong Kong in the first and second quarters as Chinese growth slowed.

Our overweight position in Japan was the most significant contributor. Japan had the strongest performing equity market in local currency terms in 2013, driven by optimism over the ability of “Abenomics” to end deflation and reignite growth in the Japanese economy. Our underweight Canada position was another major contributor. Canadian equities underperformed throughout the year, weighed down by weaker commodity prices and concerns over a potential housing bubble.

Our largest overweight positions at the end of the third quarter were in Japan, Spain and France, and our largest underweights were in the U.S. and Canada. We like Japan because of positive price momentum and improving fundamentals, in particular bullish revisions to analysts’ earnings estimates for Japanese companies and a weaker yen. We are overweight Spanish equities due to improving fundamentals and supportive price momentum, and we also like French equities due to attractive valuations and supportive price momentum.

The currency selection strategy detracted from fund performance in 2013, with weak performance in the second and third quarters following a strong first quarter. Our valuation and momentum strategies provided positive returns, but not enough to overcome negative returns to interest-rate-related signals.

The largest contributor was the Japanese yen, which started the year as our largest underweight position due to expensive valuations, negative price momentum and bearish investor sentiment. This position profited in the first quarter when the announcement of a 2% inflation target and appointment of new Bank of Japan Governor Kuroda furthered expectations of extraordinary easing measures resulting in a

AQR Funds	Annual Report	September 2013	3

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

continuation of the slide in the yen that took place towards the end of 2012. The significant decline of the yen reduced the overvaluation of the Japanese currency and contributed to improving economic fundamentals leading us to an overweight position in the yen later in the year. This contributed to returns late in the second quarter before detracting somewhat in the third quarter.

The largest detractor was the Norwegian krone, which started the year as our largest overweight position. We found the krone attractive due to relatively high levels of carry, supportive price momentum and bullish investor sentiment. The krone underperformed early in the year due to worsening Eurozone sentiment, and continued to underperform throughout the year on weaker domestic growth and the surprising adoption of an easing bias by the central bank. Our underweight to the New Zealand dollar (“kiwi”) also detracted, with losses most notably occurring in the first and third quarters. The kiwi outperformed in the first quarter on the back of strong economic data from the region. In the third quarter, the New Zealand dollar was supported by continued strong growth statistics as well as by the adoption of a tightening bias by the Reserve Bank of New Zealand.

Our largest overweight positions as of the end of the third quarter were in the Japanese yen, euro and Norwegian krone, while we are most underweight the British pound, Canadian dollar and U.S. dollar. We like the yen due to attractive interest-rate-related signals, Japan’s strong equity market performance and positive investor sentiment. We are overweight the euro because of its attractive valuation, improving fundamentals and supportive price momentum, while we like the krone due to high levels of carry and other bullish signals related to interest rates. We find the British pound unattractive due to interest-rate-related signals, and find the Canadian dollar unattractive due to expensive valuation, poor momentum and bearish sentiment. We are also underweight the U.S. dollar due to poor fundamental momentum and bearish interest-rate-related signals.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	9 Months	1 Year	3 Year	Since Inception (12/31/2009)
Fund - Class I: AQGIX	17.44%	24.16%	12.60%	11.18%
Fund - Class N: AQGNX	17.23%	23.85%	12.29%	10.85%
Fund - Class Y: AQGYX	17.89%	24.83%	13.08%	11.67%

MSCI World Total Return (net of dividends) Index	17.29%	20.21%	11.82%	10.09%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 1.42%, 1.88% and 0.52%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

4	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 12/31/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR GLOBAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	9 Months	1 Year	3 Year	5 Year	Since Inception (6/30/2006)
Fund - Class I: AQGIX	17.44%	24.16%	12.60%	9.04%	4.10%
Fund - Class N: AQGNX	17.23%	23.85%	12.29%	8.71%	3.76%
Fund - Class Y: AQGYX	17.89%	24.83%	13.08%	9.50%	4.52%

MSCI World Total Return (net of dividends) Index	17.29%	20.21%	11.82%	7.84%	4.37%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 1.42%, 1.88% and 0.52%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	September 2013	5

Shareholder Letter (Unaudited)

AQR GLOBAL EQUITY FUND

AQR GLOBAL EQUITY FUND VS. MSCI WORLD TOTAL RETURN INDEX VALUE OF $10,000 INVESTED ON 6/30/06

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

6	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

Cliff Asness

Managing & Founding Principal

Ronen Israel

Principal

Oktay Kurbanov

Principal

John Liew

Founding Principal

Lars Nielsen

Principal

Dear Shareholder:

International equity markets have had a strong nine months in 2013, with the MSCI EAFE Index returning 16.14%.

Developed equity markets were generally up across the globe, driven by modestly improving growth and supportive policy measures. Most notable was Japan where Prime Minister Shinzo Abe, fresh off a comprehensive election victory, pushed forward with an economic platform consisting of monetary and fiscal stimulus, along with structural reforms, that became known as “Abenomics.” The monetary policy impact of Abenomics began early in the year, when the Bank of Japan adopted a 2% inflation target and Abe nominated Haruhiko Kuroda, a vocal advocate of monetary stimulus, to be the new Governor of the BOJ. Japanese equities rallied strongly in yen terms, while the yen weakened considerably.

European equity performance has been uneven year to date. First quarter performance was lackluster across European equity markets. Drivers included a banking crisis in Cyprus that led to renewed concerns about financial stability across the continent, weak GDP numbers in Germany and France, and uncertainty surrounding the Italian elections. However, the second quarter saw relief over the resolution of most of these issues. Economic statistics improved in the third quarter, notably in peripheral countries such as Spain, leading to stronger performance from European equity markets.

Growth in China slowed through the first half of the year, and the second quarter was particularly bad for markets with close ties to China. Economic activity statistics slowed in April and May and Chinese officials indicated that the government might be comfortable accepting a lower longer-term growth rate. Moreover, a relatively hawkish PBOC made matters worse by allowing tighter liquidity conditions in response to fears of a credit bubble. China is the world’s largest consumer of many commodities, and commodity prices declined with slowing Chinese growth. Growth statistics in China started to improve in August, leading to better performance in the third quarter.

The AQR International Equity Fund Class I shares (the “Fund”) returned 16.02% for the nine months ended September 30, 2013, underperforming its benchmark index by 0.12%. The Fund is actively managed, and it seeks to outperform its benchmark in three ways: by selecting stocks within each country and by using futures and forwards contracts to over-and under-weight countries and currencies relative to the benchmark. Details on each of the strategies are provided below.

The stock selection strategies outperformed in 2013, driven by strong returns from the Europe and Australia strategies. Our Japan strategy detracted slightly from performance.

Industry-relative valuation signals and momentum signals across industries drove most of the outperformance in Europe, particularly in the second quarter. Our stability

AQR Funds	Annual Report	September 2013	7

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

and management signaling investment themes detracted from returns in the region. In Japan, industry-relative valuation and stability signals underperformed, offsetting gains from industry-relative momentum and investor sentiment signals. Momentum and valuation signals tend to be negatively correlated.

Sector positioning for the overall strategy contributed positively to the fund’s performance the year. Gains from an average net overweight position in consumer discretionary and an average net underweight position in energy offset modest losses from an average net underweight in financials. Our industry-neutral bets for the overall strategy detracted from returns for the year, notably driven by the underperformance within financials.

Tactically, we are underweight value in Europe due to a tightening of value spreads. We are maintaining our long-term target weight to value in Japan.

The country selection strategy saw losses in the first quarter and gains in the second and third quarters. Overall, our momentum theme added value while our valuation theme detracted.

Our overweight position in Japan was the most significant contributor. Japan had the strongest performing equity market in local currency terms in 2013, driven by optimism over the ability of “Abenomics” to reignite growth in the Japanese economy. Our underweight position in Italian equities also outperformed. Gains were realized in the first quarter when Italian equities lagged due to uncertainty surrounding the outcome of elections in February.

Our underweight position to Switzerland was the largest detractor, with underperformance coming mainly in the first quarter, when Swiss equities benefitted from a weaker Swiss franc and positive economic statistics. Another significant detractor was our overweight position in Hong Kong, in the first and second quarters as Chinese growth slowed.

Our largest overweight positions at the end of the third quarter were in Japan, France and Hong Kong, and our largest underweights were in Australia, Switzerland and Sweden. We like Japan because of positive price momentum and improving fundamentals, in particular bullish revisions to analysts’ earnings estimates for Japanese companies and a weaker yen. We are overweight French equities due to attractive valuations and supportive price momentum, and Hong Kong equities due to attractive valuations. We dislike Australian, Swiss and Swedish equities due to expensive valuations.

The currency selection strategy saw strong performance in the first quarter, but losses in the second and third quarters. Our valuation and momentum strategies provided positive returns, while interest-rate-related signals detracted.

The largest contributor was the Japanese yen, which started the year as our largest underweight position due to expensive valuations, negative price momentum and bearish investor sentiment. This position profited in the first quarter when the announcement of a 2% inflation target and appointment of new Bank of Japan Governor Kuroda furthered expectations of extraordinary easing measures, resulting in a continuation of the slide in the yen that took place towards the end of 2012. The significant decline of the yen reduced the overvaluation of the Japanese currency and contributed to improving economic fundamentals, leading to an overweight position in the yen later in the year. This contributed to returns late in the second quarter before detracting somewhat in the third quarter.

The largest detractor was the Norwegian krone, which started the year as our largest overweight position. We found the krone attractive due to relatively high levels of carry, supportive price momentum and bullish

8	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

investor sentiment. The krone underperformed early in the year due to worsening Eurozone sentiment, and continued to underperform throughout the year on weaker domestic growth and the surprising adoption of an easing bias by the central bank. Our underweight to the British pound in the second and third quarters also detracted from performance. The pound rallied on surprisingly strong growth and less dovish than expected monetary policy.

Our largest overweight positions as of the end of the third quarter were in the Japanese yen and euro, while we are most underweight the British pound and Australian dollar. We like the yen due to attractive interest-rate-related signals, Japan’s strong equity market performance and positive investor sentiment. We are overweight the euro because of its attractive valuation, improving fundamentals and supportive price momentum. We find the British pound unattractive to due to interest-rate-related signals, and find the Australian dollar unattractive due to poor momentum, weak fundamental momentum and bearish sentiment.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE COMMENCEMENT OF OPERATIONS AS A MUTUAL FUND
	9 Months	1 Year	3 Year	Since Inception (9/29/2009)	Since Inception (8/28/2009)
Fund - Class I: AQIIX	16.02%	27.97%	9.30%	8.13%	na
Fund - Class N: AQINX	15.63%	27.43%	8.86%	7.81%	na
Fund - Class Y: AQIYX	16.25%	28.29%	9.67%	na	9.28%

MSCI EAFE Index	16.14%	23.77%	8.47%	8.15%	9.37%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.93%, 1.30% and 0.58%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR Funds	Annual Report	September 2013	9

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 9/29/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR INTERNATIONAL EQUITY FUND PERFORMANCE SINCE INCEPTION OF PREDECESSOR LIMITED PARTNERSHIP
	9 Months	1 Year	3 Year	5 Year	Since Inception (7/31/2004)
Fund - Class I: AQIIX	16.02%	27.97%	9.30%	8.01%	6.96%
Fund - Class N: AQINX	15.63%	27.43%	8.86%	7.69%	6.60%
Fund - Class Y: AQIYX	16.25%	28.29%	9.67%	8.37%	7.31%

MSCI EAFE Index	16.14%	23.77%	8.47%	6.35%	6.77%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Class Y shares are subject to a 0.10% redemption fee. If reflected, the redemption fee would reduce the performance quoted. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N/Y shares are 0.93%, 1.30% and 0.58%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

10	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND VS. MSCI EAFE INDEX VALUE OF $10,000 INVESTED ON 7/31/04

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	11

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

Following a strong year for Emerging equity stocks, year to date 2013 performance was disappointing, led by slowed growth in China throughout the first half of the year. The MSCI Emerging Markets Index returned -4.35% in the nine months ending September 30, 2013, accompanied by an annualized volatility of 13.9%. The AQR Emerging Defensive Equity Fund (the “Fund”) underperformed the market, returning -5.95% (Class I shares) for the nine months ended September 30, 2013, with an annualized volatility of 12.2%. The Fund seeks to provide exposure to Emerging stock markets with lower volatility than its stock market benchmark. Over a full market cycle, we expect the strategy to underperform the index when the markets are rising, but outperform the index during market declines.

The Fund overweights low-risk sectors, countries and stocks while underweighting high-risk sectors, countries and stocks, relative to the market. Since the beginning of 2013, the Fund had an overweight position in low-risk sectors such as utilities, which negatively affected performance, as this sector trailed the market. An underweighting of information technology, a high-risk sector, also negatively contributed to the Fund’s performance, as this sector outperformed the market. Low-risk stock selection within sectors underperformed, particularly within consumer staples. Selecting low-risk countries during this period contributed positively to the performance of the Fund.

The Fund pursues a defensive strategy in emerging markets, meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. The Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

12	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR EMERGING DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR EMERGING DEFENSIVE EQUITY FUND
	9 Months	1 Year	Since Inception (7/9/2012)
Fund - Class I: AZEIX	-5.95%	-0.93%	3.10%
Fund - Class N: AZENX	-6.13%	-1.28%	2.81%

MSCI Emerging Markets Index	-4.35%	0.98%	7.13%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 4.18% and 5.45%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR EMERGING DEFENSIVE EQUITY FUND VS. MSCI EMERGING MARKETS INDEX VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	13

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

Following a positive year in 2012, the International equity markets continued their strong performance in 2013, driven by modestly improving growth and supportive policy measures in developed countries. The MSCI World ex-USA Index returned 14.66% in the nine months ending September 30, 2013. Strong performance in the market was accompanied by annualized volatility of 12.4%, a low figure by historical standards. The AQR International Defensive Equity Fund (the “Fund”) underperformed the market, returning 11.34% (Class I shares) for the nine months ended September 30, 2013, with an annualized volatility of 10.2%. The Fund seeks to provide exposure to International stock markets with lower volatility than its stock market benchmark. We expect the strategy to underperform its index when markets are rising, but outperform the index during market declines.

The Fund overweights low-risk sectors, countries and stocks, and underweights high-risk sectors, countries and stocks relative to the market. Higher-risk sectors like energy and materials underperformed the market, while lower-risk sectors like healthcare and telecommunications outperformed the market. As a result, the Fund’s sector selection relative to the MSCI World ex-USA Index outperformed for the period. However, these gains were offset by losses from low-risk stock selection within sectors, particularly in telecommunications and materials.

Selecting lower-risk countries detracted from returns in 2013. Due to the lower relative volatility of Canadian and Australian stocks, we have been overweight these countries throughout the year and their relative underperformance contributed negatively to overall returns. Low-risk stock selection within countries also underperformed, particularly within Canada and the U.K.

The Fund pursues a defensive strategy in developed markets outside of the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. The Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

14	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	9 Months	1 Year	Since Inception (7/9/2012)
Fund - Class I: ANDIX	11.34%	12.58%	15.94%
Fund - Class N: ANDNX	11.13%	12.30%	15.70%

MSCI World ex-USA Index	14.66%	21.45%	25.34%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 5.03% and 6.99%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL DEFENSIVE EQUITY FUND VS. MSCI WORLD ex-USA INDEX (NET) VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	15

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

Jacques Friedman

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Hoon Kim

Vice President

Dear Shareholder:

Following a positive year in 2012, the U.S. equity market continued a strong bull run in 2013, despite concerns of possible military engagement in Syria and political impasse around the federal budget in the third quarter. The Russell 1000 Index returned 20.76% in the nine months ending September 30, 2013, accompanied by an annualized volatility of 11.2%, a low figure by historical standards. The Fund underperformed the index, returning 20.08% (Class I shares) for the nine months ended September 30, 2013, with realized volatility of 9.8%. The Fund seeks to provide exposure to U.S. stock markets with lower volatility than its stock market benchmark. We expect the strategy to underperform its index when markets are rising, but outperform the index during market declines.

The Fund overweights low-risk sectors and low-risk stocks, while underweighting high-risk sectors and high-risk stocks relative to the market. In 2013, high-risk sectors, like materials, energy and information technology, underperformed the market. While some low-risk sectors such as utilities underperformed relative to the market, healthcare, another low-risk sector outperformed. As a result, the Fund’s sector selection relative to the Russell 1000 Index contributed positively to returns for the period. Conversely, low-risk stocks underperformed high-risk stocks within industries, particularly in healthcare and consumer discretionary.

The Fund pursues a defensive strategy in the U.S., meaning it seeks to participate in rising equity markets while mitigating downside risk in declining markets. The Fund invests in a broadly diversified set of large/mid-cap companies that we believe to be profitable, stable, low-risk businesses. Profitable and stable companies are identified through measures including profit margins, asset efficiency, leverage, and earnings variability. These companies tend to be lower beta stocks, which are less sensitive to fluctuations in the overall economy and the stock market. We expect lower beta stocks to produce higher risk-adjusted returns over the long term than higher beta stocks.

16	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR U.S. DEFENSIVE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR U.S. DEFENSIVE EQUITY FUND
	9 Months	1 Year	Since Inception (7/9/2012)
Fund - Class I: AUEIX	20.08%	19.08%	18.29%
Fund - Class N: AUENX	19.74%	18.80%	17.97%

Russell 1000® Index	20.76%	20.91%	23.26%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class I/N shares are 3.92% and 9.38%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR U.S. DEFENSIVE EQUITY FUND VS. RUSSELL 1000 INDEX VALUE OF $10,000 INVESTED ON 7/9/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	17

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. markets ended the fiscal year on a strong note with gains in the third quarter driven by hopes of continued monetary stimulus, strong readings on US manufacturing and service activity, and a general rebound in global economic activity. The Russell 1000 Index returned 20.76% and the Russell 1000 Growth Index returned 20.88% for the nine months ended September 30, 2013. The AQR Momentum Fund (the “Fund”) outperformed both Russell indices, gaining 22.35% (Class L shares) in 2013.

The outperformance to the Russell 1000 Index was primarily driven by sector over and under weights. In particular, the overweight of Consumer Discretionary, a sector that outperformed the market for the year, and the underweights of Consumer Staples, Energy and Telecommunication Services, sectors that underperformed the market year to date, contributed positively to performance.

Stock overweights of past winners and underweights of past losers in Consumer Discretionary, Health Care and Financials also contributed positively to performance. However, these gains were counteracted by losses from stock over and underweights within Information Technology, Energy and Consumer Staples, resulting in a small overall loss.

The AQR Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as S&P500 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2013 contributed about 0.28% year-to-date.

18	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR MOMENTUM FUND
	9 Months	1 Year*	3 Year*	Since Inception (12/17/2012)	Since Inception (7/9/2009)*
Fund - Class L: AMOMX	22.35%	21.90%	15.81%	na	18.96%
Fund - Class N: AMONX	22.18%	21.58%	15.52%	22.41%	18.66%

Russell 1000 Index	20.76%	20.91%	16.64%	20.66%	19.51%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.58% and 0.82%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR MOMENTUM FUND VS. RUSSELL 1000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	19

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. Small Cap stocks fared similarly well to their large- and mid-cap peers. The Russell 2000 Index finished up 27.69% and the Russell 2000 Growth Index returned 32.47% for the nine months ended September 30, 2013. The AQR Small Cap Momentum Fund (the “Fund”) outperformed the Russell 2000 Index and fared similarly to the Russell 2000 Growth Index, returning 32.50% (Class L shares) in 2013.

Outperformance relative to the Russell 2000 Index was largely driven by relative stock exposures within sectors, particularly in the Consumer Discretionary, Health Care, Financials and Information Technology sectors. In Consumer Discretionary the Fund benefited from the overweight in Lumber Liquidators Holdings, the largest specialty retailer of hardwood flooring in North America, a company whose price has been trending up over the year, on consistent profits and earnings per share that beat the analysts’ consensus estimate. In Health Care, the Fund gained from the overweight in Acadia Pharmaceuticals, a biopharmaceutical company, whose price has also been trending up since April on evidence that its drug Pimavanserin was efficacious without significant side effects in patients with Parkinson’s disease. Finally, in Financials, a significant contribution was due to the overweight in Radian, a mortgage insurance company that has experienced an up drift in price due to a pickup in business and a decrease in delinquent loans on its books.

Relative exposures across sectors also added significantly to outperformance, particularly from the overweight in Health Care, a sector that outperformed the market, and the underweight in Utilities, a defensive sector that underperformed the market over the year.

The AQR Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th largest company by market capitalization. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as Russell 2000 E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2013 contributed about 0.57% to performance year-to-date.

20	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR SMALL CAP MOMENTUM FUND
	9 Months	1 Year*	3 Year*	Since Inception (12/17/2012)	Since Inception (7/9/2009)*
Fund - Class L: ASMOX	32.50%	35.06%	21.36%	na	22.88%
Fund - Class N: ASMNX	32.26%	34.74%	21.06%	35.05%	22.58%

Russell 2000® Index	27.69%	30.06%	18.29%	30.04%	22.66%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.72% and 14.47%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	21

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Developed world markets posted strong gains year to date driven by improving economic growth prospects in both Europe and China. For the nine months ended September 30, 2013, The MSCI World ex-USA Index returned 14.66%, while the MSCI World ex-USA Growth Index gained 14.70%. The AQR International Momentum Fund (the “Fund”) outperformed both benchmarks, returning 16.81% (Class L shares) in 2013.

The Fund’s outperformance relative to the broader MSCI World ex-USA Index, was primarily driven by over and underweights across sectors, particularly from the underweights of Energy and Materials, sectors that underperformed the market over the year, and the overweight in Consumer Discretionary, a sector that outperformed year-to-date. Relative exposures within sectors also contributed positively, but more modestly to performance. Specifically, while the Fund recorded gains from stock over and underweights within Financials, Consumer Discretionary and Information Technology, it incurred losses from stock over and underweights within Energy, Industrials, Health Care and Industrials.

The Fund also benefited from stock over and underweights within country, with the largest contributor coming from Japan. For example, the Fund gained from the overweight of the car maker Toyota Motor, a company whose price has been trending up since the beginning of the year on increased profit and high earnings forecasts from a weak yen, and the overweight of Softbank, a telecommunications and internet corporation, whose price has been drifting up over the year. Relative exposures across countries also added positively, but by a smaller amount, with positive contributions from the underweight of Canada and the overweight of Japan being counteracted by negative contributions from the underweight of Germany and overweight of Hong Kong.

A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum.

Note that the Fund sometimes uses derivatives, such as MSCI EAFE E-Mini futures, to gain market exposure and equitize daily flows. The Fund’s derivatives positions in 2013 contributed about 0.53% to performance year-to-date.

22	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR INTERNATIONAL MOMENTUM FUND
	9 Months	1 Year*	3 Year*	Since Inception (12/17/2012)	Since Inception (7/9/2009)*
Fund - Class L: AIMOX	16.81%	23.32%	8.55%	na	12.69%
Fund - Class N: AIONX	16.59%	22.93%	8.25%	17.76%	12.39%

MSCI World ex-USA Index	14.66%	21.45%	7.89%	15.61%	12.09%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.81% and 14.54%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA INDEX VALUE OF $10,000 INVESTED ON 7/9/09

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	23

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed Momentum Fund (the “Fund”) outperformed the market, gaining 22.19% (Class L shares) for the nine months ended September 30, 2013. Over the same period, the Russell 1000 Index returned 20.76% and the Russell 1000 Growth Index returned 20.88%.

The outperformance to the Russell 1000 Index was driven mainly by sector over and under weights. In particular, the overweight in Consumer Discretionary, a sector that outperformed the market for the year, and the underweights in Consumer Staples, Energy and Telecommunication Services, sectors that underperformed the market year-to-date contributed significantly to performance.

Stock overweights of past winners and underweights of past losers in Consumer Discretionary and Health Care also generated significant positive performance. However, these gains were counteracted by losses from stock over and underweights in Information Technology, Energy and Consumer Staples, resulting in small overall loss.

The AQR Tax-Managed Momentum Fund invests in stocks of large and mid-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the Fund’s investment universe, which is comprised of the 1000 largest U.S. companies by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

24	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR TAX-MANAGED MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR TAX-MANAGED MOMENTUM FUND
	9 Months	1 Year*	Since Inception (12/17/2012)	Since Inception (1/27/2012)*
Fund - Class L: ATMOX	22.19%	21.84%	na	21.65%
Fund - Class N: ATMNX	21.92%	21.51%	22.03%	21.33%

Russell 1000 Index	20.76%	20.91%	20.66%	18.87%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 4.58% and 15.33%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR TAX-MANAGED MOMENTUM FUND VS. RUSSELL 1000® RETURN INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	25

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed Small Cap Momentum Fund (the “Fund”) outperformed the market, gaining 33.18% (Class L shares) for the nine months ended September 30, 2013. Over the same period, the Russell 2000 Index returned 27.69% and the Russell 2000 Growth Index returned 32.47%.

Outperformance relative to the Russell 2000 Index was driven mainly by relative stock exposures within sectors, particularly in the Health Care, Consumer Discretionary, Financials and Information Technology sectors. In Consumer Discretionary the Fund benefited from the overweight in Lumber Liquidators Holdings, the largest specialty retailer of hardwood flooring in North America, a company whose price has been trending up over the year, on consistent profits and earnings per share that beat the analysts’ consensus estimate. In Health Care, the Fund gained from the overweight in Acadia Pharmaceuticals, a biopharmaceutical company, whose price has also been trending up since April on evidence that its drug Pimavanserin was efficacious without significant side effects in patients with Parkinson’s disease. Finally, in Financials, a significant contribution was due to the overweight in Radian, a mortgage insurance company that has experienced an up drift in price due to a pickup in business and a decrease in delinquent loans on its books.

Stock over and underweights across sectors also added significantly to outperformance, particularly from the overweight of Health Care, a sector that outperformed the market over the year, and the underweight of Utilities, a defensive sector that underperformed the market year to date.

The AQR Tax-Managed Small Cap Momentum Fund invests in stocks of small-cap U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of U.S. companies smaller than the 1000th largest and larger than the 3000th largest company by market capitalization. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

26	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	9 Months	1 Year*	Since Inception (12/17/2012)	Since Inception (1/27/2012)*
Fund - Class L: ATSMX	33.18%	36.33%	na	27.61%
Fund - Class N: ATSNX	32.83%	35.89%	35.75%	27.24%

Russell 2000 Index	27.69%	30.06%	30.04%	21.03%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 5.78% and 12.33%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND VS. RUSSELL 2000® RETURN INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	27

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

The AQR Tax-Managed International Momentum Fund (the “Fund”) outperformed the market in 2013 gaining 17.26% (Class L shares) for the nine months ended September 30, 2013. Over the same period, the MSCI World ex-USA Index returned 14.66% and the MSCI World ex-USA Growth Index returned 14.70%.

The Fund’s outperformance relative to the broader MSCI World ex-USA Index was primarily driven by over and underweights across sectors, particularly from the underweights of Materials and Energy, sectors that underperformed the market over the year, and the overweight in Consumer Discretionary, a sector that outperformed year to date. Relative exposures within sectors also contributed positively, but more modestly to performance. Specifically, gains from stock over and underweights within Financials, Consumer Discretionary and Consumer Staples, were to some extent offset by losses from stock over and underweights in Energy, Materials, Health Care and Industrials.

The Fund also benefited from stock over and underweights within country, with the largest contributor coming from Japan. For example, the fund gained from the overweight of the car maker Toyota Motor, a company whose price has been trending up since the beginning of the year on increased profits and high earnings forecasts from a weak yen, and the overweight of Softbank, a telecommunications and internet corporation, whose price has been drifting up over the year. Relative exposures across countries detracted slightly. The small benefit from the underweight of Canada and overweight of Japan was offset by the negative contributions from the underweight of Germany and overweight of Hong Kong.

The AQR Tax-Managed International Momentum Fund invests in stocks of large and mid-cap non-U.S. companies with positive momentum. A stock is considered to have positive momentum if it has performed well in the prior twelve months (excluding the most recent month) relative to other stocks in the investment universe, which is comprised of approximately the top 85% of stocks by market capitalization of each of the 20 major developed markets outside the U.S. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that share the common characteristic of positive momentum. The Fund employs a tax management strategy which considers the potential impact of taxes on investment return. The Fund does not currently use derivatives.

28	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
	9 Months	1 Year*	Since Inception (12/17/2012)	Since Inception (1/27/2012)*
Fund - Class L: ATIMX	17.26%	23.82%	na	19.19%
Fund - Class N: ATNNX	16.99%	23.47%	18.04%	18.87%

MSCI World ex-USA Index	14.66%	21.45%	15.61%	14.74%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 5.30% and 15.84%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

*	Performance shown for Class N shares prior to December 17, 2012 reflect the historical performance of the Fund’s Class L shares, calculated using the fees and expenses of the Class N shares.

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND VS. MSCI WORLD ex-USA (NET) INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	29

Shareholder Letter (Unaudited)

AQR CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. markets ended the fiscal year on a strong note with gains in the third quarter driven by hopes of continued monetary stimulus, strong readings on U.S. manufacturing and service activity, and a general rebound in global economic activity. The Russell 1000 Index returned 9.28%, the Russell 1000 Growth Index returned 10.93% and the Russell 1000 Value Index returned 7.61% for the year since the fund’s inception on March 26, 2013. The AQR Core Equity Fund (the “Fund”) outperformed the market and the Russell 1000 Value Index and fared similarly to the Russell 1000 Growth Index, gaining 10.90% (Class L shares) for the year since inception. Value and Momentum themes were the main contributors to performance.

The outperformance to the Russell 1000 Index was largely driven by sector over and underweights, specifically the overweight of Consumer Discretionary and underweights of Consumer Staples, Telecommunication Services and Utilities, the 3 worst performing sectors relative to the market over the year since the fund’s inception. Stock overweights of past winners and underweights of past losers also contributed to performance. In particular, the stock over and underweights in Financials, the largest contributor, were diluted to some extent by losses from relative exposures within Energy, Heath Care and Information Technology

The AQR Core Equity Fund invests in stocks of attractively valued U.S. large and mid-cap companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles. The Fund does not currently use derivatives.

30	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR CORE EQUITY FUND
Since Inception (3/26/2013)
Fund - Class L: QCELX	10.90%
Fund - Class N: QCENX	10.90%

Russell 1000 Index	9.28%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 0.87% and 1.12%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR CORE EQUITY FUND VS. MSCI WORLD ex-USA (NET) INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	31

Shareholder Letter (Unaudited)

AQR SMALL CAP CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

U.S. Small Cap stocks fared similarly well to their large- and mid-cap peers. The Russell 2000 Index gained 13.84%, the Russell 2000 Growth Index gained 17.45% and the Russell 2000 Value Index returned 10.29% for the year since the fund’s inception on March 26, 2013. The AQR Small Cap Core Equity Fund (the “Fund”) outperformed the three Russell indices returning 18.80% (Class L shares) for the year since inception. Value, Momentum and Profitability themes contributed positively to performance.

The outperformance over the Russell 2000 Index was primarily driven by stock over and underweights within sectors, particularly within Consumer Discretionary, Financials and Information Technology. In Consumer Discretionary, the fund benefited from the overweight of Zale, a retailer of fine jewelry, whose price jumped in mid-May and mid-August on better than expected earnings both quarters, and increased same-store revenues in the third quarter. In Financials, a significant positive contribution derived from the overweight of Symetra Financials, a diversified financial services company that provides employee benefits, annuities and life insurance, whose price has been drifting up since end of May on improved earnings guidance for the year. In Information Technology, the fund gained from an overweight of Booz Allen Hamilton, a technology consulting firm, whose price has been trending up since the beginning of April on better than expected earnings driven by strong margins, and an underweight of Aruba Networks, a provider of network access solutions for mobile enterprises, whose price crashed in May as the company posted quarterly revenue below the previously stated guidance due to a worldwide drop in customer orders.

The sector over and underweights also added positively to performance, particularly from the overweight of Consumer Discretionary, a sector that outperformed the market since inception, and the underweight of Utilities, a defensive sector that underperformed the market since inception.

The AQR Small Cap Core Equity Fund invests in stocks of attractively valued U.S. small-cap companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles. The Fund does not currently use derivatives.

32	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR SMALL CAP CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR SMALL CAP CORE EQUITY FUND
Since Inception (3/26/2013)
Fund - Class L: QSLMX	18.80%
Fund - Class N: QSMNX	18.70%

Russell 2000 Index	13.84%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 1.03% and 1.28%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR SMALL CAP CORE EQUITY FUND VS. MSCI WORLD ex-USA (NET) INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	33

Shareholder Letter (Unaudited)

AQR INTERNATIONAL CORE EQUITY FUND

Cliff Asness

Managing & Founding Principal

Jacques Friedman

Principal

Ronen Israel

Principal

Lars Nielsen

Principal

Andrea Frazzini

Vice President

Developed world markets posted strong gains year to date driven by improving economic growth prospects in both Europe and China. The MSCI World ex-USA Index returned 9.52%, the MSCI World ex-USA Index gained 8.41% and MSCI World ex-USA Value Index gained 10.63% for the year since the fund’s inception on March 26, 2013. The AQR International Core Equity Fund (the “Fund”) strongly outperformed the three benchmarks returning 12.80% (Class L shares) for the year since inception. Value and Momentum themes were the main drivers of performance.

The outperformance over the MSCI World ex-USA benchmark was driven roughly equally by sector over and under weights as well as by the relative exposures within sectors. Specifically, the overweight of Consumer Discretionary and underweights of Energy and Materials contributed positively to performance. In addition, the relative exposures within Consumer Discretionary, Financials and Telecommunication Services also added positively to performance.

The relative exposures within country, particularly from Japan also contributed significantly to outperformance. For example, the fund benefited from the overweight of Fuji Heavy Industries, the maker of the Subaru automobile, whose price has been trending up since the beginning the year on increased earnings from vehicle sales increases, product mix improvements, cost reductions and yen depreciation, as well as from the overweight in Softbank, a telecommunications and internet corporation, whose prices has been drifting up over the year. The Fund also gained from the relative exposures across countries, particularly the underweight of Australia, a country that underperformed the benchmark, and the overweights of Japan and Spain, countries that outperformed the benchmark over the year since the fund’s inception.

The AQR International Core Equity Fund invests in stocks of attractively valued large and mid-cap non-U.S. companies that have positive momentum and strong profitability. The Fund is not actively managed to outperform a growth, value or core benchmark. Rather, it seeks to provide systematic exposure to stocks that rank high on a combined score of Value, Momentum and Profitability styles. The Fund does not currently use derivatives.

34	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

AQR INTERNATIONAL CORE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURNS AS OF 9/30/2013 AQR INTERNATIONAL CORE EQUITY FUND
Since Inception (3/26/2013)
Fund - Class L: QICLX	12.80%
Fund - Class N: QICNX	12.70%

MSCI World ex-USA Index	9.52%

Past performance does not guarantee future results. Investment results and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. As of the latest prospectus, the gross expense ratio for the Fund’s Class L/N shares are 1.01% and 1.26%, respectively. Call 1-866-290-2688 or visit www.aqrfunds.com for current month-end performance.

AQR INTERNATIONAL CORE EQUITY FUND VS. MSCI WORLD ex-USA (NET) INDEX VALUE OF $10,000 INVESTED ON 1/27/12

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years (or since inception if shorter). Performance data quoted represents past performance and does not guarantee future results. Returns shown are total returns, which assume the reinvestment of dividends and capital gains. The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

AQR Funds	Annual Report	September 2013	35

Shareholder Letter (Unaudited)

PRINCIPAL RISKS:

AQR Global Equity Fund, AQR International Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The AQR Global Equity Fund and the AQR International Equity Fund use derivatives to manage their country and currency exposures. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Foreign investing involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and AQR U.S. Defensive Equity Fund: Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. Funds that emphasize investments in small and mid-cap companies generally will experience greater price volatility. The use of derivatives exposes the Funds to additional risks, including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Emerging market and foreign investing by the AQR Emerging Defensive Equity Fund and AQR International Defensive Equity Fund involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. These Funds are not suitable for all investors.

AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund: Securities with positive momentum generally will be more volatile than a broad cross-section of securities. In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Investments in small cap companies by the AQR Small Cap Momentum Fund and AQR Tax-Managed Small Cap Momentum Funds involve higher risks in some respects than do investments in stocks of larger companies and generally will experience greater price volatility. The performance of the AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund and AQR Tax-Managed International Momentum Fund (each, a “Tax-Managed Fund”) may deviate from that of non-tax-managed funds and may not provide as high a return before consideration of federal income tax consequences. Each Tax-Managed Fund will balance investment considerations with tax consequences and can realize capital gains. Foreign investing by the AQR International Momentum Fund and AQR Tax-Managed International Momentum Fund involves risks not associated with investing in U.S. securities, such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. The Funds are not suitable for all investors.

AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund: Securities with positive momentum generally will be more volatile than a broad cross-section of securities.

36	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

In addition, there may be periods when the momentum style is out of favor, and during which the investment performance of a Fund, which uses a momentum strategy, generally will suffer. Investing in or having exposure to value stocks presents the risk that the stocks may never reach what the Adviser believes are their full market values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods. Common stocks are subject to greater fluctuations in market value than certain other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The use of derivatives exposes the Funds to additional risks including increased volatility, possible absence of a liquid secondary market, and possible losses greater than a Fund’s initial investment as well as increased transaction costs. Investments in small cap companies by the AQR Small Cap Core Equity Fund involve higher risks in some respects than do investments in stocks of larger companies and generally will experience greater price volatility. Foreign investing by the AQR International Core Equity Fund involves risks not associated with investing in U.S. securities such as currency fluctuations, political uncertainty and differences in regulation and generally accepted accounting principles. The Funds are not suitable for all investors.

An investment in any of the AQR Funds listed above (the “Funds”) involves risk, including loss of principal. Diversification does not eliminate this risk. The value of the Funds’ portfolio holdings may fluctuate in response to events specific to the companies in which the Fund invests, as well as economic, political or social events in the United States or abroad. The Funds from time to time employ various hedging techniques, it is not possible to hedge fully or perfectly against any risk, and hedging entails its own costs.

An investor considering the Funds should be able to tolerate potentially wide price fluctuations. The Funds may be subject to high portfolio turnover risk as a result of frequent trading, and thus will incur a higher level of brokerage fees and commissions and cause a higher level of tax liability to shareholders in the funds. The Funds may attempt to increase their income or total return through the use of securities lending, and they may be subject to the possibility of additional loss as a result of this investment technique.

Please refer to each Fund’s prospectus for complete information regarding all risks associated with the Funds.

Cliff Asness, David Kabiller, Brian Hurst, Yao Hua Ooi and Marco Hanig are registered representatives of ALPS Distributors, Inc.

DEFINITIONS:

Arbitrage: The simultaneous purchase and sale of an asset or two related assets in order to profit from a difference in price.

Bearish: A belief that a particular security, sector or the overall market will fall.

Beta is a measure of the volatility of a security or portfolio in comparison to an index or the market as a whole, where a security with a beta of 1.0 has equivalent volatility to the index or market it is compared to.

Bullish: A belief that a particular security, sector or the overall market will rise.

Carry: The return obtained from holding an asset (if positive), or the cost of holding it (if negative).

Cheapness: A measure of the discount a security price relative to its fundamental value.

AQR Funds	Annual Report	September 2013	37

Shareholder Letter (Unaudited)

Closed-end fund arbitrage is the practice of buying (selling) closed-end funds that trade at abnormally wide discounts (or premiums) to their underlying net asset values. Positions are unwound when the discount or premium converges to expected levels.

Convertible Bonds: Fixed-income securities that are convertible into common stock.

Credit: This strategy purchases attractively priced securities on a hedged basis, typically around event induced capital flows.

Delta: The ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

Dovish: A monetary policy that involves the maintenance of low interest rates in the belief that inflation and its negative effects will have a minimal impact on society.

Dual-Class Arbitrage: An investment strategy that takes advantage of inefficiencies in the prices at which different classes of a publicly traded company’s stock are trading.

E-Mini: An electronically traded futures contract on the Chicago Mercantile Exchange that represents a portion of the normal futures contracts.

Futures and Forwards contracts: A financial contract obligating the buyer to purchase an asset (or the seller to sell an asset) at a pre-determined future date and price.

Momentum: An investment style wherein an asset is deemed to have positive momentum if it has performed well in the past relative to other assets in the same universe.

PIPEs: Private investments in public companies whose stocks are quoted on stock exchanges or which trade in the over-the-counter securities market, a type of investment commonly referred to as a “PIPE” transaction. PIPE transactions generally result in the Fund acquiring either restricted stock or an instrument convertible into restricted stock. As with investments in other types of restricted securities, such an investment may be illiquid.

Price to Book: A valuation ratio of a company’s current share price compared to its book value.

Price Pressure: This strategy captures a risk premium by providing liquidity around different types of securities issues and restructuring events. The Fund may employ additional arbitrage and alternative strategies as they arise.

Quantitative Easing: The term quantitative easing describes an extreme form of monetary policy used to stimulate an economy when the interbank interest rate (which in the US is called the federal funds rate) is either at, or close to zero.

Richness: A measure of the premium of a security price relative to its fundamental value.

Sharpe Ratio: a ratio which measures risk-adjusted performance

Sovereign Risk: The probability that the government of a country will refuse to comply with the terms of a loan agreement during economically difficult or politically volatile times.

38	AQR Funds	Annual Report	September 2013

Shareholder Letter (Unaudited)

Special Purpose Acquisition Companies (SPACs): SPACs, often called “blank check” companies, are publicly traded companies whose primary asset is a trust invested in short-term high-grade securities. The Fund seeks to capture a liquidity premium when these securities, which are typically thinly traded, are selling at a discount.

Spread: The percentage difference between two related securities.

The Merrill Lynch 3 Month Treasury Bill Index is designed to measure the performance of high-quality short-term cash-equivalent investments. Indexes are unmanaged and one cannot invest directly in an index.

The Morgan Stanley Capital International EAFE Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The Morgan Stanley Capital International Total Return World Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, including the United States and Canada. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in 26 global emerging markets. Indexes are unmanaged and one cannot invest directly in an index.

The MSCI World ex-USA Index is a free float-adjusted market capitalization index that is designed to measure the performance of equities in developed markets, excluding the United States. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 1000® Index measures the performance of the large and mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 90% of the U.S. market. Indexes are unmanaged and one cannot invest directly in an index.

The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 8% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Indexes are unmanaged and one cannot invest directly in an index.

The S&P 500 Index is a capitalization weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Indexes are unmanaged and one cannot invest directly in an index.

Valuation: A process of determining the current worth of an asset or company.

Volatility is a statistical measurement of up and down asset price fluctuations over time. If an asset has rapid dramatic price swings, its “volatility” will likely be relatively high. If prices are consistent and rarely change, “volatility” of that asset will likely be relatively low. “Volatility” can be measured as the standard deviation of an asset with a specific time horizon. It is often used to quantify the risk of such asset over a time period, typically expressed in annualized terms.

AQR Funds	Annual Report	September 2013	39

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

COMMON STOCKS - 89.8%	SHARES	VALUE (Note 2)
Australia - 3.0%
Alumina Ltd. †	37,995	$36,308
Amcor Ltd.	2,022	19,728
Arrium Ltd.	17,266	19,708
ASX Ltd.	1,555	50,073
Aurizon Holdings Ltd.	7,462	32,603
Australia & New Zealand Banking Group Ltd.	21,546	619,498
BHP Billiton Ltd.	18,956	630,718
BlueScope Steel Ltd. †	12,645	55,250
CFS Retail Property Trust Group REIT	17,337	32,420
Challenger Ltd.	5,982	30,722
Commonwealth Bank of Australia	11,947	793,999
Computershare Ltd.	3,819	35,376
CSL Ltd.	6,471	386,241
Dexus Property Group REIT	40,875	38,263
Downer EDI Ltd.	49,320	207,022
Flight Centre Ltd.	292	13,168
Fortescue Metals Group Ltd.	12,017	53,522
Goodman Group REIT	14,552	66,310
GPT Group REIT	14,949	48,503
GPT Group REIT (Escrow) (3)†(a)	96,388	—
Incitec Pivot Ltd.	11,814	29,663
Insurance Australia Group Ltd.	20,824	114,154
JB Hi-Fi Ltd.	3,953	77,283
Leighton Holdings Ltd.	1,177	21,159
Lend Lease Group	4,308	40,855
Macquarie Group Ltd.	6,551	293,493
Mirvac Group REIT	30,051	48,854
Myer Holdings Ltd.	52,034	126,799
National Australia Bank Ltd.	21,440	686,963
Newcrest Mining Ltd.	6,113	67,231
Primary Health Care Ltd.	5,195	23,359
Qantas Airways Ltd. †	112,891	155,625
Rio Tinto Ltd.	2,347	135,853
Santos Ltd.	107	1,508
Sims Metal Management Ltd. †	5,167	45,912
Stockland REIT	18,057	65,270
Suncorp Group Ltd.	11,019	134,758
Tatts Group Ltd.	22,856	66,110
Telecom Corp of New Zealand Ltd.	13,223	25,294
Telstra Corp. Ltd.	96,094	445,895
Transfield Services Ltd.	148,120	155,121
Wesfarmers Ltd.	8,056	309,483
Westfield Group REIT	17,761	182,518
Westfield Retail Trust REIT	25,427	70,486
Westpac Banking Corp.	21,807	666,571
Woodside Petroleum Ltd.	4,110	147,071
Woolworths Ltd.	11,935	390,014

		7,696,734

Belgium - 0.3%
Anheuser-Busch InBev NV	67	6,646
Delhaize Group SA	14,124	890,146

		896,792

Canada - 3.7%
Agrium, Inc. (1)	200	16,809
Alimentation Couche Tard, Inc., Class B (1)	1,000	62,346

	SHARES	VALUE (Note 2)
Canada - 3.7% (continued)
Bank of Montreal (1)	10,180	$679,457
Bank of Nova Scotia (1)	5,599	320,704
Blackberry Ltd. (1)†	7,000	55,046
Bombardier, Inc., Class B (1)	36,400	169,269
Brookfield Asset Management, Inc., Class A (1)	4,602	172,187
Brookfield Office Properties, Inc. (1)	2,845	54,522
Canadian Imperial Bank of Commerce (1)	3,200	254,931
Canadian National Railway Co. (1)	3,300	334,373
Canadian Natural Resources Ltd. (1)	16,900	531,094
Canadian Oil Sands Ltd. (1)	4,700	91,075
Canadian Pacific Railway Ltd. (1)	900	111,044
Cenovus Energy, Inc. (1)	1,200	35,812
CI Financial Corp. (1)	1,200	36,278
Crescent Point Energy Corp. (1)	3,000	113,587
Dollarama, Inc. (1)	1,700	138,155
Empire Co., Ltd., Class A (1)	2,700	194,941
Enerplus Corp. (1)	8,551	141,541
Goldcorp, Inc. (1)	7,488	194,824
Great-West Lifeco, Inc. (1)	2,245	65,407
Husky Energy, Inc. (1)	11,700	336,444
IGM Financial, Inc. (1)	800	37,326
Imperial Oil Ltd. (1)	3,700	162,469
Industrial Alliance Insurance & Financial Services, Inc. (1)	8,600	363,353
Keyera Corp. (1)	1,300	73,882
Magna International, Inc. (1)	5,534	456,399
Manulife Financial Corp. (1)	11,800	195,206
National Bank of Canada (1)	800	66,071
Onex Corp. (1)	4,300	225,843
Open Text Corp. (1)	2,400	179,339
Potash Corp of Saskatchewan, Inc. (1)	8,100	253,290
Power Corp. of Canada (1)	2,746	77,577
RioCan Real Estate Investment Trust REIT (1)	2,100	49,541
Rogers Communications, Inc., Class B (1)	4,300	184,891
Royal Bank of Canada (1)	13,024	834,507
Shaw Communications, Inc., Class B (1)	6,000	139,333
Shoppers Drug Mart Corp. (1)	1,600	92,143
Sun Life Financial, Inc. (1)	5,400	172,477
Suncor Energy, Inc. (1)	21,882	782,403
Teck Resources Ltd., Class B (1)	11,793	316,907
Toronto-Dominion Bank/The (1)	4,312	388,229
TransCanada Corp. (1)	3,800	166,934
Vermilion Energy, Inc. (1)	700	38,478
Yamana Gold, Inc. (1)	14,300	148,685

		9,515,129

China - 0.0% (b)
FIH Mobile Ltd. †	101	63

Colombia - 0.0% (b)
Pacific Rubiales Energy Corp. (1)	3,500	69,113

The accompanying notes are an integral part of these financial statements.	(Continued)

40	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Denmark - 0.2%
Danske Bank A/S †	10,597	$228,522
Novo Nordisk A/S, Class B	2,172	367,860

		596,382

Finland - 0.5%
Metso OYJ	7,371	289,679
Orion OYJ, Class B	18,712	472,169
Sampo, A Shares	3,607	155,160
Wartsila OYJ	11,610	525,197

		1,442,205

France - 3.4%
AXA SA	14,426	334,811
BNP Paribas SA	7,774	525,868
Christian Dior SA	242	47,496
Cie Generale des Etablissements Michelin	7,584	841,079
Danone SA	18,203	1,370,572
Electricite de France SA	5,477	173,248
European Aeronautic Defence and Space Co. NV	23,640	1,506,393
Gecina SA REIT	612	78,268
ICADE REIT	655	59,799
Kering	849	190,262
Klepierre REIT	1,740	75,461
Lagardere SCA	23,306	756,940
L’Oreal SA	979	168,043
Renault SA	3,509	279,841
Sanofi	11,754	1,190,409
Societe BIC SA	1,303	151,532
Societe Generale SA	5,543	276,148
Thales SA	8,348	458,780
Total SA	2,880	166,933

		8,651,883

Germany - 3.0%
Adidas AG	11,299	1,225,622
BASF SE	502	48,142
Celesio AG	7,369	165,825
Continental AG	4,552	771,680
Deutsche Boerse AG	3,692	277,855
Deutsche Lufthansa AG †	44,742	872,830
Deutsche Post AG	36,769	1,219,556
Fresenius SE & Co. KGaA	1,761	218,616
HeidelbergCement AG	10,931	844,639
Merck KGaA	7,933	1,238,202
Muenchener Rueckversicherungs AG	2,227	435,338
United Internet AG	8,724	330,569

		7,648,874

Hong Kong - 1.2%
AAC Technologies Holdings, Inc.	6,000	27,355
AIA Group Ltd.	93,600	440,441
ASM Pacific Technology Ltd.	1,882	19,119
BOC Hong Kong Holdings Ltd.	10,500	33,736
Cheung Kong Holdings Ltd.	8,201	124,846
Cheung Kong Infrastructure Holdings Ltd.	4,749	32,939

	SHARES	VALUE (Note 2)
Hong Kong - 1.2% (continued)
CLP Holdings Ltd.	11,011	$89,677
First Pacific Co., Ltd.	18,000	19,896
Galaxy Entertainment Group Ltd. †	27,000	189,730
Hang Lung Group Ltd.	791	4,228
Hang Seng Bank Ltd.	8,157	133,026
Henderson Land Development Co., Ltd.	500	3,085
HKT Trust/HKT Ltd.	842	792
Hong Kong & China Gas Co., Ltd.	28,020	67,450
Hong Kong Exchanges and Clearing Ltd.	8,869	142,295
Hopewell Holdings Ltd.	4,695	15,728
Hutchison Whampoa Ltd.	12,489	149,787
Hysan Development Co., Ltd.	24,823	110,822
Li & Fung Ltd.	33,468	48,750
Link REIT/The REIT	18,829	92,058
MGM China Holdings Ltd.	15,600	51,884
Mongolia Energy Corp. Ltd. †	885	27
New World Development Co., Ltd.	30,173	45,347
NWS Holdings Ltd.	12,500	19,431
PCCW Ltd.	32,406	14,338
Power Assets Holdings Ltd.	12,000	107,438
Sands China Ltd.	14,400	89,144
Sino Land Co., Ltd.	78,000	114,916
SJM Holdings Ltd.	63,000	177,518
Sun Hung Kai Properties Ltd.	12,022	163,630
Swire Pacific Ltd., Class A	5,318	63,792
Swire Properties Ltd.	72	202
Television Broadcasts Ltd.	42	265
Wharf Holdings Ltd.	17,604	152,536
Wheelock & Co., Ltd.	29,844	158,320
Wynn Macau Ltd.	15,600	53,324
Yue Yuen Industrial Holdings Ltd.	16,623	46,406

		3,004,278

Italy - 0.5%
Assicurazioni Generali SpA	9,349	187,052
Eni SpA	9,206	211,629
Intesa Sanpaolo SpA	92,711	191,776
Prysmian SpA	8,580	210,383
Telecom Italia SpA	239,187	196,800
UniCredit SpA	34,120	217,885

		1,215,525

Japan - 8.4%
Asahi Glass Co., Ltd.	236	1,466
Astellas Pharma, Inc.	8,700	444,396
Bank of Yokohama Ltd./The	13,000	74,556
Canon, Inc.	445	14,249
Central Japan Railway Co.	3,400	436,406
Chiba Bank Ltd./The	45,000	329,555
Chubu Electric Power Co., Inc.	14,554	199,918
Chugai Pharmaceutical Co., Ltd.	13,500	277,616
Credit Saison Co., Ltd.	75	2,042
Dai Nippon Printing Co., Ltd.	16,000	169,635
Daicel Corp.	32,000	289,483
Daito Trust Construction Co., Ltd.	686	68,650
Daiwa House Industry Co., Ltd.	4,151	78,416
Daiwa Securities Group, Inc.	13,000	117,321
Dena Co., Ltd.	2,800	56,992

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	41

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 8.4% (continued)
Denki Kagaku Kogyo KK	48,000	$187,343
DIC Corp.	495	1,372
East Japan Railway Co.	5,612	483,669
Fuji Electric Co., Ltd.	68,000	278,163
Fuji Heavy Industries Ltd.	14,733	410,544
FUJIFILM Holdings Corp.	44	1,060
Fujitsu Ltd. †	115	430
Fukuoka Financial Group, Inc.	3,000	13,584
Hino Motors Ltd.	17,975	266,397
Hitachi High-Technologies Corp.	58	1,306
Honda Motor Co., Ltd.	5,397	206,289
Hoya Corp.	6	142
Isuzu Motors Ltd.	25,000	165,723
ITOCHU Corp.	17,988	221,598
J Front Retailing Co., Ltd.	37,000	300,536
Japan Real Estate Investment Corp. REIT	5	58,296
Japan Retail Fund Investment Corp. REIT	38	78,243
Japan Tobacco, Inc.	10,900	392,943
JFE Holdings, Inc.	12,600	328,522
JGC Corp.	7,000	253,434
JSR Corp.	11,400	212,106
JTEKT Corp.	88	1,210
JX Holdings, Inc.	14	73
Kaneka Corp.	354	2,316
Kansai Electric Power Co., Inc./The †	9,500	122,209
Kao Corp.	2,800	87,441
Keisei Electric Railway Co., Ltd.	18,461	192,734
Kinden Corp.	284	3,065
Kirin Holdings Co., Ltd.	21,000	306,604
Kobe Steel Ltd. †	759	1,415
Koito Manufacturing Co., Ltd.	12,000	228,839
Konica Minolta, Inc.	15,500	130,569
Kubota Corp.	343	4,985
Makita Corp.	46	2,680
Marubeni Corp.	35,000	276,794
Marui Group Co., Ltd.	11,500	108,052
Mazda Motor Corp. †	22,000	98,898
Medipal Holdings Corp.	19,800	244,611
Miraca Holdings, Inc.	28	1,251
Mitsubishi Corp.	36	731
Mitsubishi Estate Co., Ltd.	9,764	289,363
Mitsubishi Heavy Industries, Ltd.	66,000	380,607
Mitsubishi UFJ Financial Group, Inc.	145,549	933,603
Mitsubishi UFJ Lease & Finance Co., Ltd.	80	425
Mitsui & Co., Ltd.	3,489	50,876
Mitsui Fudosan Co., Ltd.	7,598	256,580
Mitsumi Electric Co., Ltd. †	40	284
Mizuho Financial Group, Inc.	195,241	424,445
MS&AD Insurance Group Holdings	9,800	256,864
Namco Bandai Holdings, Inc.	15,500	289,838
NEC Corp.	137,000	318,287
Nippon Building Fund, Inc. REIT	6	74,445
Nippon Kayaku Co., Ltd.	546	7,880
Nippon Meat Packers, Inc.	97	1,392
Nippon Steel & Sumitomo Metal Corp.	822	2,800
Nippon Telegraph & Telephone Corp.	3,448	179,471
Nishi-Nippon City Bank Ltd./The	363	991

	SHARES	VALUE (Note 2)
Japan - 8.4% (continued)
Nitto Denko Corp.	94	$6,130
NKSJ Holdings, Inc.	10,900	281,173
Nomura Holdings, Inc.	28,700	224,483
Nomura Real Estate Holdings, Inc.	1,700	41,973
North Pacific Bank Ltd.	68	287
NTT DOCOMO, Inc.	14,200	230,099
Oji Holdings Corp.	682	3,207
Omron Corp.	9,531	345,249
ORIX Corp.	9,990	163,316
Osaka Gas Co., Ltd.	1,446	6,164
Pacific Metals Co., Ltd.	720	2,975
Panasonic Corp.	9,600	92,935
Rengo Co., Ltd.	884	4,882
Resona Holdings, Inc.	70,900	364,001
Ricoh Co., Ltd.	14,000	162,224
Rohm Co., Ltd.	2,800	115,463
Secom Co., Ltd.	2,200	137,892
Seino Holdings Co., Ltd.	100	1,024
Sekisui Chemical Co., Ltd.	27,000	275,404
Sekisui House Ltd.	5,000	67,447
Seven & I Holdings Co., Ltd.	5,130	188,066
Shimamura Co., Ltd.	1,800	179,217
Shinsei Bank Ltd.	107,000	261,150
Shionogi & Co., Ltd.	15,400	324,190
Softbank Corp.	11,000	763,923
Sojitz Corp.	16	31
Sony Corp.	10,117	217,160
Sumitomo Metal Mining Co., Ltd.	6,000	85,261
Sumitomo Mitsui Financial Group, Inc.	11,249	544,738
Sumitomo Mitsui Trust Holdings, Inc.	13,000	64,611
Sumitomo Realty & Development Co., Ltd.	3,624	172,729
Suzuken Co., Ltd.	5,000	164,685
Suzuki Motor Corp.	9,800	236,198
Taisei Corp.	70,000	344,534
Takashimaya Co., Ltd.	30,000	282,131
Takeda Pharmaceutical Co., Ltd.	669	31,597
Tohoku Electric Power Co., Inc. †	6,900	84,998
Tokai Rika Co., Ltd.	65	1,383
Tokio Marine Holdings, Inc.	8,800	288,508
Tokyo Electric Power Co., Inc †	11,670	72,702
Tokyo Gas Co., Ltd.	37,000	202,942
Tokyu Corp.	17,000	121,498
Tokyu Land Corp.	5,000	52,029
TOTO Ltd.	11,000	154,306
Toyota Motor Corp.	24,241	1,554,758
Ushio, Inc.	19,100	237,882
USS Co., Ltd.	50	724
West Japan Railway Co.	6,300	270,110
Yahoo Japan Corp.	66,100	376,094

		21,509,512

Netherlands - 1.4%
Aegon NV	39,974	295,777
Akzo Nobel NV	3,817	250,779
Corio NV REIT	1,041	44,844
Heineken Holding NV	1,148	72,583
ING Groep NV CVA †	34,347	389,735

The accompanying notes are an integral part of these financial statements.	(Continued)

42	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
Netherlands - 1.4% (continued)
Koninklijke Ahold NV	28,312	$490,511
Koninklijke Philips NV	45,010	1,452,069
Randstad Holding NV	5,643	318,274
Unilever NV CVA	5,171	197,360

		3,511,932

New Zealand - 0.0% (b)
Fletcher Building Ltd.	13,501	106,488

Singapore - 0.6%
Ascendas Real Estate Investment Trust REIT	16,478	29,982
CapitaCommercial Trust REIT	16,000	18,473
CapitaMall Trust REIT	19,494	30,458
ComfortDelGro Corp. Ltd.	77,000	121,166
DBS Group Holdings Ltd.	21,054	275,610
Global Logistic Properties Ltd.	17,000	39,134
Jardine Cycle & Carriage Ltd.	291	8,862
Keppel Land Ltd.	38,000	107,266
Keppel REIT	400	392
Noble Group Ltd.	53,000	39,345
Oversea-Chinese Banking Corp. Ltd.	13,422	110,299
Sembcorp Industries Ltd.	7,777	32,836
SembCorp Marine Ltd.	11,000	39,766
Singapore Exchange Ltd.	6,967	40,356
Singapore Technologies Engineering Ltd.	12,103	40,285
Singapore Telecommunications Ltd.	67,635	201,423
StarHub Ltd.	476	1,629
United Overseas Bank Ltd.	13,201	217,749
UOL Group Ltd.	3,340	16,398
Wilmar International Ltd.	28,000	70,780
Yangzijiang Shipbuilding Holdings Ltd.	38,404	33,556

		1,475,765

Spain - 1.2%
ACS Actividades de Construccion y Servicios SA	18,001	573,218
Banco Bilbao Vizcaya Argentaria SA	43,645	488,056
Banco Santander SA	88,012	717,574
Gas Natural SDG SA	44,375	927,754
Iberdrola SA	66,771	388,120

		3,094,722

Sweden - 1.6%
Electrolux AB, Series B	37,894	981,248
Investor AB, B Shares	9,034	273,979
Scania AB, B Shares	8,043	172,429
Svenska Cellulosa AB SCA, B Shares	39,749	1,001,645
Swedish Match AB	27,781	980,105
Telefonaktiebolaget LM Ericsson, B Shares	26,472	352,574
TeliaSonera AB	34,247	262,022

		4,024,002

Switzerland - 3.7%
Baloise Holding AG	1,455	160,943
Credit Suisse Group AG †	14,263	436,190
Givaudan SA †	174	254,315
Nestle SA	8,904	620,913

	SHARES	VALUE (Note 2)
Switzerland - 3.7% (continued)
Novartis AG	32,348	$2,488,149
Roche Holding AG	9,977	2,692,527
Sika AG	106	309,288
STMicroelectronics NV	72,394	668,350
Sulzer AG	5,752	890,567
Swiss Prime Site AG †	1,485	114,910
Transocean Ltd.	2,910	129,330
Wolseley PLC	13,567	701,925

		9,467,407

United Kingdom - 8.8%
3i Group PLC	128,463	756,018
Antofagasta PLC	4,244	56,207
ARM Holdings PLC	72,339	1,157,857
Associated British Foods PLC	40,656	1,233,906
Babcock International Group PLC	30,595	592,011
Barclays PLC	179,879	768,745
BHP Billiton PLC	17,149	504,460
BP PLC	101,864	714,152
British Land Co. PLC REIT	13,261	123,881
British Sky Broadcasting Group PLC	56,676	798,084
BT Group PLC	293,582	1,625,486
Centrica PLC	87,334	522,686
Glencore Xstrata PLC †	79,645	433,691
Hammerson PLC REIT	10,329	83,738
HSBC Holdings PLC	156,098	1,689,504
Intu Properties PLC REIT	6,502	33,776
Invensys PLC	5,295	42,709
Investec PLC	82,731	535,737
Land Securities Group PLC REIT	12,541	186,413
Lloyds Banking Group PLC †	735,086	875,231
Marks & Spencer Group PLC	59,816	480,631
Next PLC	9,007	752,569
Randgold Resources Ltd.	1,514	108,532
Reckitt Benckiser Group PLC	19,006	1,389,624
Reed Elsevier PLC	20,306	273,714
Resolution Ltd.	107,900	554,600
Rio Tinto PLC	10,392	507,265
Royal Dutch Shell PLC, A Shares	30,307	999,086
Royal Dutch Shell PLC, B Shares	14,719	507,847
Segro PLC REIT	13,080	65,607
Smith & Nephew PLC	77,215	963,334
Smiths Group PLC	15,158	342,835
Standard Life PLC	84,218	470,620
TUI Travel PLC	118,566	705,602
Tullow Oil PLC	14,217	235,701
Unilever PLC	10,377	403,461
Vodafone Group PLC	250,556	879,408

		22,374,728

United States - 48.3%
Abbott Laboratories (1)	43,884	1,456,510
Accenture PLC, Class A (1)	4,274	314,737
ACE Ltd. (1)	1,196	111,898
Activision Blizzard, Inc. (1)	81,700	1,361,939
Allstate Corp./The (1)	6,800	343,740
Altria Group, Inc. (1)	22,796	783,043
American Electric Power Co., Inc. (1)	6,900	299,115

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	43

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United States - 48.3% (continued)
American International Group, Inc. (1)	11,200	$544,656
American Tower Corp. REIT (1)	4,100	303,933
Ameriprise Financial, Inc. (1)	3,500	318,780
AmerisourceBergen Corp. (1)	23,200	1,417,520
Amgen, Inc. (1)	14,849	1,662,197
Anadarko Petroleum Corp. (1)	5,600	520,744
Annaly Capital Management, Inc. REIT (1)	14,918	172,750
Aon PLC (1)	4,000	297,760
Apple, Inc. (1)	4,628	2,206,399
Archer-Daniels-Midland Co. (1)	42,400	1,562,016
Assurant, Inc. (1)	18,400	995,440
AT&T, Inc. (1)	44,397	1,501,507
AvalonBay Communities, Inc. REIT (1)	1,311	166,615
Avery Dennison Corp. (1)	21,700	944,384
Avnet, Inc. (1)	1,900	79,249
Axis Capital Holdings Ltd. (1)	10,400	450,424
Bank of America Corp. (1)	108,138	1,492,304
Baxter International, Inc. (1)	8,400	551,796
Berkshire Hathaway, Inc., Class B (1)†	8,550	970,510
Best Buy Co., Inc. (1)	22,100	828,750
Boeing Co./The (1)	9,400	1,104,500
Boston Properties, Inc. REIT (1)	2,763	295,365
Boston Scientific Corp. (1)†	92,000	1,080,080
Broadcom Corp., Class A (1)	11,300	293,913
Bunge Ltd. (1)	3,300	250,503
CA, Inc. (1)	22,200	658,674
CareFusion Corp. (1)†	31,200	1,151,280
Catamaran Corp. (1)†	1,600	73,503
CBRE Group, Inc., Class A (1)†	6,700	154,971
Celgene Corp. (1)†	6,600	1,015,938
CF Industries Holdings, Inc. (1)	2,800	590,324
Chevron Corp. (1)	16,000	1,944,000
Cimarex Energy Co. (1)	6,700	645,880
Cisco Systems, Inc. (1)	59,489	1,393,232
Citigroup, Inc. (1)	38,819	1,883,110
Coca-Cola Co./The (1)	31,760	1,203,069
Cognizant Technology Solutions Corp., Class A (1)†	3,200	262,784
Colgate-Palmolive Co. (1)	3,656	216,801
Comcast Corp., Class A (1)	9,700	437,955
Comerica, Inc. (1)	24,500	963,095
Computer Sciences Corp. (1)	27,800	1,438,372
Cummins, Inc. (1)	4,900	651,063
CVS Caremark Corp. (1)	28,000	1,589,000
Deere & Co. (1)	2,900	236,031
DIRECTV (1)†	4,369	261,048
Discover Financial Services (1)	5,300	267,862
DISH Network Corp., Class A (1)	13,074	588,461
DTE Energy Co. (1)	11,600	765,368
Duke Energy Corp. (1)	5,600	373,968
Edison International (1)	10,456	481,603
Electronic Arts, Inc. (1)†	8,200	209,510
Eli Lilly & Co. (1)	29,900	1,504,867
Emerson Electric Co. (1)	5,700	368,790
Equity Residential REIT (1)	3,548	190,066
Everest Re Group Ltd. (1)	5,500	799,755

	SHARES	VALUE (Note 2)
United States - 48.3% (continued)
Express Scripts Holding Co. (1)†	22,200	$1,371,516
Exxon Mobil Corp. (1)	30,789	2,649,086
Fidelity National Information Services, Inc. (1)	29,400	1,365,336
Fifth Third Bancorp (1)	13,500	243,540
Ford Motor Co. (1)	28,200	475,734
GameStop Corp., Class A (1)	18,800	933,420
Gap, Inc./The (1)	5,519	222,305
General Electric Co. (1)	82,102	1,961,417
Goldman Sachs Group, Inc./The (1)	10,500	1,661,205
Google, Inc., Class A (1)†	2,502	2,191,527
H&R Block, Inc. (1)	25,400	677,164
HCP, Inc. REIT (1)	4,772	195,413
Health Care REIT, Inc. REIT (1)	3,000	187,140
Hershey Co./The (1)	5,600	518,000
Hess Corp. (1)	17,200	1,330,248
Hewlett-Packard Co. (1)	17,300	362,954
Home Depot, Inc./The (1)	23,006	1,745,005
Honeywell International, Inc. (1)	4,100	340,464
Host Hotels & Resorts, Inc. REIT (1)	9,300	164,331
Ingersoll-Rand PLC (1)	6,000	389,640
International Business Machines Corp. (1)	6,423	1,189,411
International Paper Co. (1)	3,300	147,840
JM Smucker Co./The (1)	10,600	1,113,424
Johnson & Johnson (1)	24,816	2,151,299
JPMorgan Chase & Co. (1)	42,073	2,174,753
KeyCorp (1)	103,700	1,182,180
Kimberly-Clark Corp. (1)	7,263	684,320
Kimco Realty Corp. REIT (1)	6,500	131,170
Leucadia National Corp. (1)	20,400	555,696
Life Technologies Corp. (1)†	5,200	389,116
Lowe’s Cos., Inc. (1)	1,800	85,698
LSI Corp. (1)	37,500	293,250
LyondellBasell Industries NV, Class A (1)	22,200	1,625,706
M&T Bank Corp. (1)	300	33,576
Macerich Co./The REIT (1)	2,100	118,524
Macy’s, Inc. (1)	15,900	687,993
Manpowergroup, Inc. (1)	4,800	349,152
Marathon Oil Corp. (1)	19,729	688,147
Marvell Technology Group Ltd. (1)	81,800	940,700
Maxim Integrated Products, Inc. (1)	9,000	268,200
McKesson Corp. (1)	9,800	1,257,340
Medtronic, Inc. (1)	33,082	1,761,616
Merck & Co., Inc. (1)	16,619	791,231
MetLife, Inc. (1)	20,700	971,865
Microsoft Corp. (1)	81,750	2,723,092
Monsanto Co. (1)	3,400	354,858
Newell Rubbermaid, Inc. (1)	7,900	217,250
Newmont Mining Corp. (1)	5,161	145,024
Northrop Grumman Corp. (1)	13,379	1,274,484
NVIDIA Corp. (1)	21,100	328,316
Occidental Petroleum Corp. (1)	11,090	1,037,359
Omnicare, Inc. (1)	4,100	227,550
Oracle Corp. (1)	14,700	487,599
Owens-Illinois, Inc. (1)†	22,400	672,448
PepsiCo, Inc. (1)	12,272	975,624

The accompanying notes are an integral part of these financial statements.	(Continued)

44	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

	SHARES	VALUE (Note 2)
United States - 48.3% (continued)
PetSmart, Inc. (1)	7,200	$549,072
Pfizer, Inc. (1)	75,794	2,176,046
Pinnacle West Capital Corp. (1)	1,200	65,688
PNC Financial Services Group, Inc./The (1)	2,200	159,390
PPG Industries, Inc. (1)	7,097	1,185,625
Procter & Gamble Co./The (1)	27,208	2,056,653
Prologis, Inc. REIT (1)	5,080	191,110
Prudential Financial, Inc. (1)	10,300	803,194
Public Storage REIT (1)	1,569	251,903
Raytheon Co. (1)	267	20,578
Seagate Technology PLC (1)	1,200	52,488
Simon Property Group, Inc. REIT (1)	3,242	480,562
SLM Corp. (1)	15,200	378,480
Southwest Airlines Co. (1)	19,200	279,552
Sprint Corp. (1)†	25,048	155,548
SPX Corp. (1)	8,600	727,904
Starbucks Corp. (1)	2,100	161,637
Stryker Corp. (1)	10,400	702,936
Symantec Corp. (1)	36,400	900,900
TE Connectivity Ltd. (1)	19,700	1,020,066
Time Warner, Inc. (1)	13,500	888,435
Travelers Cos., Inc./The (1)	18,301	1,551,376
TRW Automotive Holdings Corp. (1)†	1,800	128,358
Twenty-First Century Fox, Inc. (1)	4,700	157,450
Tyson Foods, Inc., Class A (1)	47,900	1,354,612
Union Pacific Corp. (1)	1,700	264,078
United States Steel Corp. (1)	28,400	584,756
Unum Group (1)	31,500	958,860
Valeant Pharmaceuticals International, Inc. (1)†	2,474	257,956
Ventas, Inc. REIT (1)	4,800	295,200
Verizon Communications, Inc. (1)	22,512	1,050,410
Viacom, Inc., Class B (1)	5,837	487,856
Vornado Realty Trust REIT (1)	2,748	230,997
Walgreen Co. (1)	4,500	242,100
Wal-Mart Stores, Inc. (1)	29,105	2,152,606
Walt Disney Co./The (1)	7,500	483,675
Waste Management, Inc. (1)	2,373	97,862
WellPoint, Inc. (1)	13,400	1,120,374
Wells Fargo & Co. (1)	55,970	2,312,680
Western Digital Corp. (1)	21,700	1,375,780
Xerox Corp. (1)	22,400	230,496
Yahoo!, Inc. (1)†	48,400	1,604,944
Zimmer Holdings, Inc. (1)	1,700	139,638

		124,314,544

TOTAL COMMON STOCKS (cost $172,661,223)		230,616,078

PREFERRED STOCKS - 0.9%

Germany - 0.9%
Henkel AG & Co. KGaA	9,441	972,970
Porsche Automobil Holding SE	13,994	1,221,587

TOTAL PREFERRED STOCKS (cost $1,731,522)		2,194,557

	SHARES	VALUE (Note 2)
RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Banco Bilbao Vizcaya Argentaria SA †	43,645	$5,964

TOTAL RIGHTS (cost $— )		5,964

MONEY MARKET FUNDS - 7.4%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)
(cost $19,077,627)	19,077,627	19,077,627

TOTAL INVESTMENTS - 98.1% (cost $193,470,372)		251,894,226

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.9% (e)		4,803,488

NET ASSETS - 100.0%		$256,697,714

†	Non income-producing security.
(a)	Security fair valued at $0 as of September 30, 2013 using procedures approved by the Board of Trustees.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven-day yield as of September 30, 2013.
(d)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange contracts.
(e)	Includes appreciation/depreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$25,742,828	10.0%
Consumer Staples	26,596,406	10.4
Energy	14,471,651	5.6
Financials	54,254,961	21.2
Health Care	33,955,347	13.2
Industrials	24,355,749	9.5
Information Technology	27,901,865	10.9
Materials	12,834,870	5.0
Telecommunication Services	7,718,935	3.0
Utilities	4,983,987	1.9
Money Market Funds	19,077,627	7.4

Total Investments	251,894,226	98.1
Other Assets in Excess of Liabilities (e)	4,803,488	1.9

Net Assets	$256,697,714	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	45

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

Total return swap contract outstanding as of September 30, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Swiss Market Index Futures	12/20/2013	CHF	(4,821,791)	$10,895

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
141	Barclays Capital	CAC40 10 Euro Futures	October 18, 2013	$7,910,850	$7,908,572	$(2,278)
7	Barclays Capital	DAX Index Futures	December 20, 2013	2,039,545	2,033,435	(6,110)
48	Barclays Capital	FTSE 100 Index Futures	December 20, 2013	5,095,765	4,996,185	(99,580)
44	Barclays Capital	Hang Seng Index Futures	October 30, 2013	6,579,222	6,490,878	(88,344)
61	Barclays Capital	IBEX 35 Index Futures	October 18, 2013	7,390,074	7,538,223	148,149
4	Barclays Capital	MSCI Singapore Index Futures	October 30, 2013	233,871	230,776	(3,095)
49	Barclays Capital	S&P 500 E-Mini Futures	December 20, 2013	4,130,952	4,102,035	(28,917)
100	Barclays Capital	TOPIX Index Futures	December 12, 2013	12,058,018	12,172,542	114,524

				45,438,297	45,472,646	34,349

Short Contracts:
23	Barclays Capital	Amsterdam Index Futures	October 18, 2013	(2,366,031)	(2,334,289)	31,742
10	Barclays Capital	FTSE/MIB Index Futures	December 20, 2013	(1,188,458)	(1,178,197)	10,261
277	Barclays Capital	OMXS30 Index Futures	October 18, 2013	(5,504,942)	(5,431,859)	73,083
52	Barclays Capital	S&P/Toronto Stock Exchange 60 Index Futures	December 19, 2013	(7,365,679)	(7,375,564)	(9,885)
42	Barclays Capital	SPI 200 Index Futures	December 19, 2013	(5,145,056)	(5,116,163)	28,893

				(21,570,166)	(21,436,072)	134,094

				$23,868,131	$24,036,574	$168,443

Cash held as collateral with Barclays Capital for futures contracts was $3,354,668 at September 30, 2013.

Forward foreign currency exchange contracts outstanding as of September 30, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	AUD	2,602,000	$2,418,200	$2,415,087	$(3,113)
Canadian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	CAD	13,022,000	12,463,186	12,617,330	154,144
Swiss Franc, Expiring 12/18/13	The Royal Bank of Scotland	CHF	9,079,000	9,662,083	10,046,000	383,917

The accompanying notes are an integral part of these financial statements.	(Continued)

46	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Danish Krone, Expiring 12/18/13	The Royal Bank of Scotland	DKK	3,704,000	$659,663	$672,357	$12,694
Euro, Expiring 12/18/13	The Royal Bank of Scotland	EUR	16,186,000	21,375,080	21,901,673	526,593
British Pound, Expiring 12/18/13	The Royal Bank of Scotland	GBP	4,447,000	7,018,396	7,195,148	176,752
Hong Kong Dollar, Expiring 12/18/13	The Royal Bank of Scotland	HKD	2,343,000	302,189	302,144	(45)
Israeli Shekel, Expiring 12/18/13	The Royal Bank of Scotland	ILS	1,750,000	485,725	495,880	10,155
Japanese Yen, Expiring 12/18/13	The Royal Bank of Scotland	JPY	2,349,376,000	23,568,189	23,914,054	345,865
Norwegian Krone, Expiring 12/18/13	The Royal Bank of Scotland	NOK	86,340,000	14,491,075	14,316,401	(174,674)
New Zealand Dollar, Expiring 12/18/13	The Royal Bank of Scotland	NZD	23,462,000	18,668,545	19,381,256	712,711
Swedish Krona, Expiring 12/18/13	The Royal Bank of Scotland	SEK	52,480,000	7,861,757	8,151,221	289,464
Singapore Dollar, Expiring 12/18/13	The Royal Bank of Scotland	SGD	337,000	264,861	268,648	3,787

				$119,238,949	$121,677,199	$2,438,250

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	AUD	(4,075,000)	$(3,717,912)	$(3,782,276)	$(64,364)
Canadian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	CAD	(23,525,000)	(22,528,069)	(22,793,941)	(265,872)
Swiss Franc, Expiring 12/18/13	The Royal Bank of Scotland	CHF	(3,886,000)	(4,148,170)	(4,299,896)	(151,726)
Danish Krone, Expiring 12/18/13	The Royal Bank of Scotland	DKK	(245,000)	(43,306)	(44,473)	(1,167)
Euro, Expiring 12/18/13	The Royal Bank of Scotland	EUR	(8,289,000)	(10,979,777)	(11,216,049)	(236,272)
British Pound, Expiring 12/18/13	The Royal Bank of Scotland	GBP	(16,341,000)	(25,517,127)	(26,439,378)	(922,251)
Hong Kong Dollar, Expiring 12/18/13	The Royal Bank of Scotland	HKD	(625,000)	(80,606)	(80,597)	9
Israeli Shekel, Expiring 12/18/13	The Royal Bank of Scotland	ILS	(57,000)	(15,621)	(16,151)	(530)
Japanese Yen, Expiring 12/18/13	The Royal Bank of Scotland	JPY	(671,036,000)	$(6,730,874)	$(6,830,406)	$(99,532)
Norwegian Krone, Expiring 12/18/13	The Royal Bank of Scotland	NOK	(46,033,000)	(7,536,470)	(7,632,927)	(96,457)
New Zealand Dollar, Expiring 12/18/13	The Royal Bank of Scotland	NZD	(19,242,000)	(15,192,801)	(15,895,240)	(702,439)
Swedish Krona, Expiring 12/18/13	The Royal Bank of Scotland	SEK	(43,085,000)	(6,597,164)	(6,691,985)	(94,821)
Singapore Dollar, Expiring 12/18/13	The Royal Bank of Scotland	SGD	(75,000)	(58,778)	(59,788)	(1,010)

				$(103,146,675)	$(105,783,107)	$(2,636,432)

				$16,092,274	$15,894,092	$(198,182)

Money Market Fund is pledged as collateral for forward foreign currency exchange contracts in the amount of $250,092.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	47

Schedule of Investments	September 30, 2013

AQR GLOBAL EQUITY FUND

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

48	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

COMMON STOCKS - 90.2%	SHARES	VALUE (Note 2)
Australia - 7.3%
AMP Ltd.	147,555	$635,184
ASX Ltd.	10,285	331,187
Australia & New Zealand Banking Group Ltd.	148,683	4,274,988
Bendigo and Adelaide Bank Ltd.	44,112	412,732
BHP Billiton Ltd.	182,535	6,073,435
Brambles Ltd.	16,262	138,290
Caltex Australia Ltd.	1,237	21,372
CFS Retail Property Trust Group REIT	134,550	251,607
Commonwealth Bank of Australia	96,243	6,396,324
Computershare Ltd.	15,439	143,015
CSL Ltd.	46,664	2,785,283
Dexus Property Group REIT	283,799	265,663
Downer EDI Ltd.	446,119	1,872,595
Federation Centres Ltd. REIT	83,291	177,635
Flight Centre Ltd.	22,038	993,812
Goodman Group REIT	110,663	504,264
GPT Group REIT (Escrow) (3)†(a)	143,427	—
GPT Group REIT	113,631	368,683
Incitec Pivot Ltd.	201,777	506,625
Leighton Holdings Ltd.	59,906	1,076,931
Macquarie Group Ltd.	56,135	2,514,919
Mirvac Group REIT	214,560	348,808
Myer Holdings Ltd.	176,489	430,079
National Australia Bank Ltd.	134,424	4,307,104
Newcrest Mining Ltd.	41,734	458,993
Qantas Airways Ltd. †	785,420	1,082,734
Rio Tinto Ltd.	39,447	2,283,343
Sims Metal Management Ltd. †	6,923	61,515
Sonic Healthcare Ltd.	14,046	212,159
Stockland REIT	127,919	462,386
Suncorp Group Ltd.	135,901	1,662,010
Tatts Group Ltd.	193,422	559,464
Telecom Corp of New Zealand Ltd.	425,914	814,733
Telstra Corp. Ltd.	852,729	3,956,830
Transfield Services Ltd.	145,604	152,486
Wesfarmers Ltd.	36,677	1,408,999
Westfield Group REIT	128,208	1,317,510
Westfield Retail Trust REIT	194,481	539,116
Westpac Banking Corp.	153,286	4,685,468
Woodside Petroleum Ltd.	58,413	2,090,227
Woolworths Ltd.	99,879	3,263,864

		59,842,372

Belgium - 0.9%
Ageas	25,591	1,036,980
Anheuser-Busch InBev NV	12,614	1,251,280
Colruyt SA	8,239	457,036
Delhaize Group SA	74,001	4,663,813
Groupe Bruxelles Lambert SA	2,641	224,835

		7,633,944

China - 0.0% (b)
FIH Mobile Ltd. †	406	252

Denmark - 1.0%
Coloplast A/S, Class B	50,284	2,864,015
DSV A/S	27,819	789,405

	SHARES	VALUE (Note 2)
Denmark - 1.0% (continued)
Novo Nordisk A/S, Class B	19,251	$3,260,434
TDC A/S	162,473	1,375,582

		8,289,436

Finland - 1.2%
Metso OYJ	66,752	2,623,341
Orion OYJ, Class B	34,844	879,235
Sampo, A Shares	90,197	3,879,954
Wartsila OYJ	47,964	2,169,728

		9,552,258

France - 8.3%
Aeroports de Paris	3,330	348,674
AXA SA	106,753	2,477,612
Christian Dior SA	9,854	1,933,981
Cie Generale des Etablissements Michelin	82,937	9,197,861
CNP Assurances	20,814	375,096
Danone SA	128,557	9,679,536
Dassault Systemes SA	8,002	1,068,052
Electricite de France SA	144,422	4,568,342
European Aeronautic Defence and Space Co. NV	126,706	8,073,986
Kering	18,624	4,173,668
Klepierre REIT	3,675	159,379
Lagardere SCA	43,664	1,418,133
Renault SA	37,493	2,990,051
Safran SA	33,233	2,046,841
Sanofi	95,921	9,714,581
Societe BIC SA	16,433	1,911,077
Societe Generale SA	42,309	2,107,802
Suez Environnement Co.	22,383	363,309
Thales SA	29,024	1,595,070
Total SA	59,037	3,421,952

		67,625,003

Germany - 7.6%
Adidas AG	70,089	7,602,673
BASF SE	54,079	5,186,196
Bayer AG	25,455	3,001,930
Celesio AG	30,614	688,909
Continental AG	40,268	6,826,457
Deutsche Boerse AG	12,335	928,315
Deutsche Lufthansa AG †	356,469	6,954,021
Deutsche Post AG	230,151	7,633,659
E.ON SE	78,132	1,390,388
GEA Group AG	21,815	896,582
Hannover Rueck SE	5,342	392,564
HeidelbergCement AG	50,858	3,929,800
Merck KGaA	55,080	8,597,024
Muenchener Rueckversicherungs AG	34,561	6,756,046
United Internet AG	41,853	1,585,890

		62,370,454

Hong Kong - 2.7%
AAC Technologies Holdings, Inc.	48,000	218,843
AIA Group Ltd.	672,000	3,162,143
ASM Pacific Technology Ltd.	14,204	144,292

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	49

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Hong Kong - 2.7% (continued)
BOC Hong Kong Holdings Ltd.	27,053	$86,921
Cathay Pacific Airways Ltd.	171,000	335,432
Cheung Kong Holdings Ltd.	69,278	1,054,641
Cheung Kong Infrastructure Holdings Ltd.	37,827	262,364
CLP Holdings Ltd.	46,509	378,785
First Pacific Co., Ltd.	144,000	159,164
Galaxy Entertainment Group Ltd. †	214,000	1,503,785
Hang Lung Group Ltd.	276	1,475
Hang Seng Bank Ltd.	66,935	1,091,592
Henderson Land Development Co., Ltd.	108,900	671,930
HKT Trust/HKT Ltd.	694	653
Hong Kong & China Gas Co., Ltd.	260	626
Hong Kong Exchanges and Clearing Ltd.	66,154	1,061,384
Hopewell Holdings Ltd.	34,500	115,576
Hutchison Whampoa Ltd.	61,832	741,584
Hysan Development Co., Ltd.	157,000	700,923
Kerry Properties Ltd.	62,000	264,824
Li & Fung Ltd.	295,336	430,189
Link REIT/The REIT	139,382	681,457
MGM China Holdings Ltd.	221,200	735,692
Mongolia Energy Corp. Ltd. †	406	12
New World Development Co., Ltd.	221,896	333,487
NWS Holdings Ltd.	86,000	133,686
PCCW Ltd.	131,000	57,961
Power Assets Holdings Ltd.	91,000	814,737
Sands China Ltd.	53,600	331,812
Shanghai Industrial Urban Development Group Ltd. †	8	2
Sino Land Co., Ltd.	790,000	1,163,895
SJM Holdings Ltd.	492,000	1,386,334
Sun Hung Kai Properties Ltd.	49,046	667,559
Swire Pacific Ltd., Class A	41,030	492,176
Swire Properties Ltd.	71	199
Television Broadcasts Ltd.	3	19
Wharf Holdings Ltd.	185,243	1,605,106
Wheelock & Co., Ltd.	236,621	1,255,252
Wynn Macau Ltd.	6,400	21,876
Yue Yuen Industrial Holdings Ltd.	154,609	431,621

		22,500,009

Italy - 1.5%
Pirelli & C. SpA	93,747	1,220,706
Prysmian SpA	190,332	4,666,969
UniCredit SpA	735,979	4,699,834
Unione di Banche Italiane SCPA	378,970	1,920,219

		12,507,728

Japan - 19.9%
Ajinomoto Co., Inc.	67,000	881,530
Alfresa Holdings Corp.	14,500	748,684
Asahi Glass Co., Ltd.	413	2,566
Astellas Pharma, Inc.	41,300	2,109,604
Azbil Corp.	37	861
Bank of Yokohama Ltd./The	73,000	418,662
Bridgestone Corp.	11,200	410,463
Brother Industries Ltd.	98,500	1,115,245
Canon, Inc.	33,815	1,082,734

	SHARES	VALUE (Note 2)
Japan - 19.9% (continued)
Central Japan Railway Co.	28,500	$3,658,111
Chiyoda Corp.	30,000	362,010
Chubu Electric Power Co., Inc.	75,497	1,037,048
Chugai Pharmaceutical Co., Ltd.	103,900	2,136,615
Credit Saison Co., Ltd.	12	327
Daicel Corp.	193,000	1,745,946
Daihatsu Motor Co., Ltd.	57,000	1,107,715
Daiichi Sankyo Co., Ltd.	62,300	1,131,460
Daito Trust Construction Co., Ltd.	5,187	519,080
Daiwa House Industry Co., Ltd.	17,295	326,718
Daiwa Securities Group, Inc.	87,000	785,145
Dena Co., Ltd.	40,100	816,208
Denki Kagaku Kogyo KK	278,000	1,085,027
East Japan Railway Co.	50,313	4,336,213
Fuji Electric Co., Ltd.	669,000	2,736,633
Fuji Heavy Industries Ltd.	130,721	3,642,624
FUJIFILM Holdings Corp.	43	1,036
Fukuoka Financial Group, Inc.	125,046	566,207
Hakuhodo DY Holdings, Inc.	23,200	172,878
Hino Motors Ltd.	78,000	1,155,994
Honda Motor Co., Ltd.	33,697	1,287,994
ITOCHU Corp.	38,144	469,903
J Front Retailing Co., Ltd.	194,000	1,575,782
Japan Airlines Co., Ltd.	15,300	927,088
Japan Real Estate Investment Corp. REIT	42	489,690
Japan Retail Fund Investment Corp. REIT	149	306,794
Japan Steel Works Ltd./The	72,000	419,235
Japan Tobacco, Inc.	115,600	4,167,354
JFE Holdings, Inc.	42,000	1,095,072
JGC Corp.	86,000	3,113,613
JSR Corp.	16,400	305,134
JTEKT Corp.	70	963
JX Holdings, Inc.	95	494
Kajima Corp.	284,000	1,156,793
Kaneka Corp.	625	4,089
Kansai Electric Power Co., Inc./The †	164,632	2,117,840
Kao Corp.	8,185	255,608
Keisei Electric Railway Co., Ltd.	100,000	1,044,004
Kinden Corp.	564	6,087
Kirin Holdings Co., Ltd.	23,000	335,804
Koito Manufacturing Co., Ltd.	133,000	2,536,295
Komatsu Ltd.	38	949
Konica Minolta, Inc.	303,000	2,552,409
Kurita Water Industries Ltd.	18,800	399,475
Marubeni Corp.	56,974	450,573
Mazda Motor Corp. †	258,000	1,159,799
Medipal Holdings Corp.	111,500	1,377,483
Miraca Holdings, Inc.	6	268
Mitsubishi Estate Co., Ltd.	77,020	2,282,543
Mitsubishi Heavy Industries, Ltd.	605,000	3,488,895
Mitsubishi Tanabe Pharma Corp.	30,900	433,670
Mitsubishi UFJ Financial Group, Inc.	960,491	6,160,933
Mitsubishi UFJ Lease & Finance Co., Ltd.	112,100	595,940
Mitsui & Co., Ltd.	7,943	115,824
Mitsui Fudosan Co., Ltd.	59,205	1,999,316
Mitsumi Electric Co., Ltd. †	89	631
Mizuho Financial Group, Inc.	1,476,910	3,210,733
MS&AD Insurance Group Holdings	117,500	3,079,749

The accompanying notes are an integral part of these financial statements.	(Continued)

50	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Japan - 19.9% (continued)
Namco Bandai Holdings, Inc.	116,600	$2,180,328
NEC Corp.	721,000	1,675,073
Nintendo Co., Ltd.	11,900	1,347,842
Nippon Building Fund, Inc. REIT	42	521,118
Nippon Steel & Sumitomo Metal Corp.	405	1,379
Nippon Telegraph & Telephone Corp.	19,019	989,952
Nippon Yusen KK	225,000	713,531
Nishi-Nippon City Bank Ltd./The	737	2,012
Nisshin Seifun Group, Inc.	22,092	223,303
Nitto Denko Corp.	83	5,413
NKSJ Holdings, Inc.	24,300	626,835
Nomura Holdings, Inc.	191,200	1,495,513
Nomura Real Estate Holdings, Inc.	8,000	197,519
NTT DOCOMO, Inc.	110,800	1,795,420
Obayashi Corp.	148,000	885,628
Omron Corp.	29,600	1,072,225
ORIX Corp.	76,990	1,258,627
Osaka Gas Co., Ltd.	389,802	1,661,685
Otsuka Holdings Co., Ltd.	23,600	684,297
Panasonic Corp.	50,500	488,877
Rengo Co., Ltd.	299	1,651
Resona Holdings, Inc.	591,200	3,035,226
Seino Holdings Co., Ltd.	837	8,568
Sekisui Chemical Co., Ltd.	144,000	1,468,822
Sekisui House Ltd.	32,000	431,664
Seven & I Holdings Co., Ltd.	54,239	1,988,401
Sharp Corp. †	245	904
Shimamura Co., Ltd.	10,400	1,035,478
Shinsei Bank Ltd.	823,000	2,008,658
Shionogi & Co., Ltd.	124,900	2,629,306
Softbank Corp.	63,800	4,430,751
Sojitz Corp.	62	122
Sony Corp.	142,271	3,053,828
Sumitomo Heavy Industries Ltd.	161,000	734,228
Sumitomo Metal Mining Co., Ltd.	140,000	1,989,431
Sumitomo Mitsui Financial Group, Inc.	122,636	5,938,704
Sumitomo Mitsui Trust Holdings, Inc.	157,341	781,995
Sumitomo Realty & Development Co., Ltd.	24,261	1,156,338
Suzuken Co., Ltd.	36,300	1,195,615
Suzuki Motor Corp.	34,700	836,335
T&D Holdings, Inc.	112,300	1,394,449
Taisei Corp.	436,000	2,145,956
Takashimaya Co., Ltd.	213,000	2,003,130
Takeda Pharmaceutical Co., Ltd.	81	3,826
Toho Co., Ltd.	16,800	350,786
Tohoku Electric Power Co., Inc. †	15,700	193,401
Tokai Rika Co., Ltd.	99	2,106
Tokio Marine Holdings, Inc.	32,500	1,065,514
Tokyo Electric Power Co., Inc †	338,373	2,108,014
Tokyo Gas Co., Ltd.	252,071	1,382,589
Tokyu Corp.	99,000	707,549
Tokyu Land Corp.	26,483	275,575
TOTO Ltd.	82,000	1,150,282
Toyo Seikan Kaisha Ltd.	28,400	559,688
Toyo Suisan Kaisha Ltd.	11,000	322,970
Toyota Boshoku Corp.	104,500	1,404,234
Toyota Motor Corp.	125,678	8,060,679

	SHARES	VALUE (Note 2)
Japan - 19.9% (continued)
Ushio, Inc.	12,500	$155,682
USS Co., Ltd.	69,540	1,006,891
West Japan Railway Co.	48,900	2,096,571
Yahoo Japan Corp.	440,400	2,505,776
Yamaha Corp.	4,900	70,207

		162,536,647

Netherlands - 3.5%
Akzo Nobel NV	40,297	2,647,538
DE Master Blenders 1753 NV †	71,725	1,206,604
ING Groep NV CVA †	247,726	2,810,941
Koninklijke Ahold NV	460,028	7,970,082
Koninklijke Philips NV	322,136	10,392,438
Randstad Holding NV	12,497	704,850
Reed Elsevier NV	64,505	1,297,126
Wolters Kluwer NV	48,642	1,254,107

		28,283,686

New Zealand - 0.1%
Fletcher Building Ltd.	59,093	466,092

Singapore - 1.4%
Ascendas Real Estate Investment Trust REIT	123,637	224,956
CapitaCommercial Trust REIT	120,000	138,547
CapitaMall Trust REIT	145,994	228,105
ComfortDelGro Corp. Ltd.	507,000	797,808
DBS Group Holdings Ltd.	171,128	2,240,174
Global Logistic Properties Ltd.	67,000	154,235
Hutchison Port Holdings Trust, Class U	30,000	23,415
Jardine Cycle & Carriage Ltd.	66	2,010
Keppel Corp. Ltd.	95,728	795,834
Keppel Land Ltd.	125,000	352,850
Keppel REIT	803	786
Noble Group Ltd.	319,000	236,814
Oversea-Chinese Banking Corp. Ltd.	143,479	1,179,077
Sembcorp Industries Ltd.	60,017	253,404
Singapore Airlines Ltd.	34,000	283,118
Singapore Exchange Ltd.	52,472	303,943
Singapore Technologies Engineering Ltd.	93,265	310,435
Singapore Telecommunications Ltd.	481,524	1,434,023
StarHub Ltd.	23,988	82,077
United Overseas Bank Ltd.	83,097	1,370,676
UOL Group Ltd.	28,000	137,464
Wilmar International Ltd.	68,000	171,893
Yangzijiang Shipbuilding Holdings Ltd.	610,319	533,274

		11,254,918

Spain - 3.5%
ACS Actividades de Construccion y Servicios SA	68,870	2,193,075
Banco Bilbao Vizcaya Argentaria SA	335,937	3,756,585
Banco Santander SA	652,898	5,323,164
Distribuidora Internacional de Alimentacion SA	102,472	888,396
Gas Natural SDG SA	403,336	8,432,602
Iberdrola SA	621,077	3,610,134
Telefonica SA	287,568	4,470,564

		28,674,520

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	51

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

	SHARES	VALUE (Note 2)
Sweden - 4.0%
Electrolux AB, Series B	254,072	$6,579,079
Investor AB, B Shares	19,364	587,262
Nordea Bank AB	430,860	5,199,226
Skandinaviska Enskilda Banken AB, Class A	111,738	1,184,451
SKF AB, B Shares	85,600	2,382,665
Svenska Cellulosa AB SCA, B Shares	344,916	8,691,628
Swedish Match AB	167,104	5,895,378
Telefonaktiebolaget LM Ericsson, B Shares	134,333	1,789,147
TeliaSonera AB	90,089	689,266

		32,998,102

Switzerland - 8.8%
Actelion Ltd. †	17,606	1,250,054
Adecco SA †	27,929	1,992,344
Aryzta AG †	7,955	531,685
Baloise Holding AG	12,816	1,417,624
Credit Suisse Group AG †	121,381	3,712,065
EMS-Chemie Holding AG	1,196	423,223
Givaudan SA †	4,853	7,093,042
Nestle SA	113,491	7,914,195
Novartis AG	189,305	14,560,995
Roche Holding AG	75,812	20,459,641
Schindler Holding AG	9,488	1,425,661
Sika AG	323	942,454
STMicroelectronics NV	283,311	2,614,626
Sulzer AG	19,840	3,071,776
Transocean Ltd.	11,824	525,495
UBS AG †	13,294	272,467
Wolseley PLC	69,017	3,570,778

		71,778,125

United Kingdom - 18.5%
3i Group PLC	380,386	2,238,610
AMEC PLC	39,348	683,606
Antofagasta PLC	119,972	1,588,905
ARM Holdings PLC	621,489	9,947,541
Associated British Foods PLC	146,586	4,448,873
AstraZeneca PLC	15,504	805,976
Babcock International Group PLC	48,590	940,213
BAE Systems PLC	442,521	3,252,449
Barclays PLC	1,774,915	7,585,411
BHP Billiton PLC	124,552	3,663,860
BP PLC	947,404	6,642,100
British Land Co. PLC REIT	91,783	857,411
British Sky Broadcasting Group PLC	210,761	2,967,834
BT Group PLC	1,511,481	8,368,672
Centrica PLC	198,410	1,187,467
easyJet PLC	71,532	1,478,112
GKN PLC	159,668	883,368
GlaxoSmithKline PLC	156,645	3,938,485
Hammerson PLC REIT	28,872	234,068
HSBC Holdings PLC	1,119,430	12,115,987
IMI PLC	40,236	947,314
Invensys PLC	143,902	1,160,702
Investec PLC	139,590	903,937
ITV PLC	1,842,919	5,229,401

	SHARES	VALUE (Note 2)
United Kingdom - 18.5% (continued)
Land Securities Group PLC REIT	51,528	$765,926
Legal & General Group PLC	853,654	2,708,777
Lloyds Banking Group PLC †	3,396,161	4,043,642
Marks & Spencer Group PLC	457,072	3,672,648
Next PLC	57,753	4,825,484
Persimmon PLC †	84,642	1,487,604
Randgold Resources Ltd.	3,761	269,609
Reckitt Benckiser Group PLC	45,801	3,348,742
Reed Elsevier PLC	49,673	669,564
Resolution Ltd.	385,283	1,980,335
Rio Tinto PLC	74,884	3,655,314
Royal Dutch Shell PLC, A Shares	224,457	7,399,345
Royal Dutch Shell PLC, B Shares	114,217	3,940,808
RSA Insurance Group PLC	1,325,063	2,592,113
Schroders PLC	28,345	1,181,760
Serco Group PLC	81,275	719,080
Smith & Nephew PLC	245,173	3,058,777
Smiths Group PLC	96,439	2,181,203
Standard Life PLC	8,973	50,142
Tate & Lyle PLC	98,319	1,171,598
Travis Perkins PLC	38,080	1,017,327
TUI Travel PLC	624,394	3,715,850
Tullow Oil PLC	33,537	556,004
Unilever PLC	76,998	2,993,703
Vedanta Resources PLC	38,196	668,266
Vodafone Group PLC	2,871,675	10,079,078

		150,823,001

TOTAL COMMON STOCKS (cost $614,416,386)		737,136,547

PREFERRED STOCKS - 1.6%

Germany - 1.6%
Henkel AG & Co. KGaA	50,844	5,239,876
Porsche Automobil Holding SE	86,428	7,544,615

TOTAL PREFERRED STOCKS (cost $10,910,099)		12,784,491

RIGHTS - 0.0% (b)

Spain - 0.0% (b)
Banco Bilbao Vizcaya Argentaria SA, †	335,937	45,902

TOTAL RIGHTS (cost $—)		45,902

MONEY MARKET FUNDS - 7.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (c)(d)
(cost $64,123,529)	64,123,529	64,123,529

TOTAL INVESTMENTS - 99.6% (cost $689,450,014)		814,090,469

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.4% (e)		3,069,644

NET ASSETS - 100.0%		$817,160,113

The accompanying notes are an integral part of these financial statements.	(Continued)

52	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

†	Non income-producing security.
(a)	Security fair valued at $0 as of September 30, 2013 using procedures approved by the Board of Trustees.
(b)	Represents less than 0.05 percent of net assets.
(c)	Represents annualized seven-day yield as of September 30, 2013.
(d)	A portion of the security is pledged as collateral to the brokers for forward foreign currency exchange and swap contracts.
(e)	Includes appreciation/depreciation on forward foreign currency exchange, futures and swap contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$116,604,718	14.3%
Consumer Staples	79,372,150	9.7
Energy	25,281,417	3.1
Financials	177,266,891	21.8
Health Care	88,528,327	10.8
Industrials	118,465,802	14.5
Information Technology	29,681,697	3.6
Materials	46,711,043	5.7
Telecommunication Services	38,545,562	4.7
Utilities	29,509,333	3.6
Money Market Funds	64,123,529	7.8

Total Investments	814,090,469	99.6
Other Assets in Excess of Liabilities (e)	3,069,644	0.4

Net Assets	$817,160,113	100.0%

Total return swap contract outstanding as of September 30, 2013:

Over the Counter

COUNTERPARTY	UNDERLYING REFERENCE INSTRUMENT	TERMINATION DATE	CURRENCY	NOTIONAL VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs	Swiss Market Index Futures	12/20/2013	CHF	(19,609,953)	$45,780

Money Market Fund is pledged as collateral for total return swap contract in the amount of $4,370,000.

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts:
694	Barclays Capital	CAC40 10 Euro Futures	October 18, 2013	$39,040,457	$38,925,878	$(114,579)
23	Barclays Capital	DAX Index Futures	December 20, 2013	6,713,186	6,681,287	(31,899)
212	Barclays Capital	FTSE 100 Index Futures	December 20, 2013	22,498,345	22,066,481	(431,864)
196	Barclays Capital	Hang Seng Index Futures	October 30, 2013	29,309,667	28,913,911	(395,756)
99	Barclays Capital	IBEX 35 Index Futures	October 18, 2013	11,994,560	12,234,166	239,606
29	Barclays Capital	MSCI Singapore Index Futures	October 30, 2013	1,695,423	1,673,125	(22,298)
506	Barclays Capital	TOPIX Index Futures	December 12, 2013	61,042,758	61,593,061	550,303

				172,294,396	172,087,909	(206,487)

Short Contracts:
92	Barclays Capital	Amsterdam Index Futures	October 18, 2013	(9,464,123)	(9,337,154)	126,969
1	Barclays Capital	FTSE/MIB Index Futures	December 20, 2013	(121,762)	(117,819)	3,943
1,610	Barclays Capital	OMXS30 Index Futures	October 18, 2013	(31,996,657)	(31,571,452)	425,205
352	Barclays Capital	SPI 200 Index Futures	December 19, 2013	(43,118,972)	(42,878,321)	240,651

				(84,701,514)	(83,904,746)	796,768

				$87,592,882	$88,183,163	$590,281

Cash held as collateral with Barclays Capital for futures contracts was $12,490,873 at September 30, 2013.

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	53

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

Forward foreign currency exchange contracts outstanding as of September 30, 2013:

Over the Counter

PURCHASE CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT PURCHASED	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	AUD	38,696,000	$35,533,348	$35,916,303	$382,955
Swiss Franc, Expiring 12/18/13	The Royal Bank of Scotland	CHF	17,958,200	19,296,065	19,870,919	574,854
Danish Krone, Expiring 12/18/13	The Royal Bank of Scotland	DKK	14,777,000	2,670,490	2,682,347	11,857
Euro, Expiring 12/18/13	The Royal Bank of Scotland	EUR	61,175,400	80,896,509	82,777,932	1,881,423
British Pound, Expiring 12/18/13	The Royal Bank of Scotland	GBP	16,538,000	25,964,458	26,758,120	793,662
Hong Kong Dollar, Expiring 12/18/13	The Royal Bank of Scotland	HKD	20,340,000	2,623,345	2,622,967	(378)
Israeli Shekel, Expiring 12/18/13	The Royal Bank of Scotland	ILS	13,473,000	3,739,859	3,817,706	77,847
Japanese Yen, Expiring 12/18/13	The Royal Bank of Scotland	JPY	10,538,614,800	105,775,321	107,271,464	1,496,143
Norwegian Krone, Expiring 12/18/13	The Royal Bank of Scotland	NOK	193,549,000	32,494,550	32,093,180	(401,370)
New Zealand Dollar, Expiring 12/18/13	The Royal Bank of Scotland	NZD	10,276,000	8,475,060	8,488,696	13,636
Swedish Krona, Expiring 12/18/13	The Royal Bank of Scotland	SEK	93,196,000	14,040,879	14,475,251	434,372
Singapore Dollar, Expiring 12/18/13	The Royal Bank of Scotland	SGD	2,601,300	2,045,380	2,073,689	28,309

				$333,555,264	$338,848,574	$5,293,310

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Australian Dollar, Expiring 12/18/13	The Royal Bank of Scotland	AUD	(57,243,900)	$(51,959,716)	$(53,131,830)	$(1,172,114)
Swiss Franc, Expiring 12/18/13	The Royal Bank of Scotland	CHF	(5,377,000)	(5,772,591)	(5,949,701)	(177,110)
Danish Krone, Expiring 12/18/13	The Royal Bank of Scotland	DKK	(8,991,000)	(1,600,107)	(1,632,062)	(31,955)
Euro, Expiring 12/18/13	The Royal Bank of Scotland	EUR	(20,179,000)	(26,677,160)	(27,304,699)	(627,539)
British Pound, Expiring 12/18/13	The Royal Bank of Scotland	GBP	(60,163,700)	(93,969,788)	(97,343,542)	(3,373,754)
Hong Kong Dollar, Expiring 12/18/13	The Royal Bank of Scotland	HKD	(3,457,000)	(445,857)	(445,801)	56
Israeli Shekel, Expiring 12/18/13	The Royal Bank of Scotland	ILS	(504,000)	(138,239)	(142,813)	(4,574)
Japanese Yen, Expiring 12/18/13	The Royal Bank of Scotland	JPY	(3,066,668,000)	(30,762,457)	(31,215,295)	(452,838)
Norwegian Krone, Expiring 12/18/13	The Royal Bank of Scotland	NOK	(112,295,000)	(18,481,288)	(18,620,110)	(138,822)
Swedish Krona, Expiring 12/18/13	The Royal Bank of Scotland	SEK	(174,160,000)	(26,826,592)	(27,050,622)	(224,030)

The accompanying notes are an integral part of these financial statements.	(Continued)

54	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

SALES CONTRACTS	COUNTERPARTY	CURRENCY	CURRENCY AMOUNT SOLD	VALUE AT SETTLEMENT DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION (DEPRECIATION)
Singapore Dollar, Expiring 12/18/13	The Royal Bank of Scotland	SGD	(545,000)	$(427,319)	$(434,460)	$(7,141)

				(257,061,114)	(263,270,935)	(6,209,821)

				$76,494,150	$75,577,639	$(916,511)

Money Market Fund is pledged as collateral for forward foreign currency exchange contracts in the amount of $880,063.

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

ILS - Israeli Shekel

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	55

Schedule of Investments	September 30, 2013

AQR EMERGING DEFENSIVE EQUITY FUND

COMMON STOCKS - 88.1%	SHARES	VALUE (Note 2)
Brazil - 12.3%
CCR SA (1)	51,000	$402,008
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR (1)	6,281	289,052
Cia de Saneamento Basico do Estado de Sao Paulo ADR (1)	11,442	113,962
Cia Energetica de Minas Gerais ADR (1)	31,363	270,976
Cia Hering (1)	3,199	48,744
Cia Paranaense de Energia ADR (1)	1,118	15,607
Cielo SA (1)	2,140	57,944
CPFL Energia SA ADR (1)	18,084	311,949
Diagnosticos da America SA (1)	22,900	120,684
EcoRodovias Infraestrutura e Logistica SA (1)	24,200	166,625
EDP - Energias do Brasil SA (1)	86,300	467,265
Light SA (1)	14,300	121,947
Localiza Rent a Car SA (1)	6,910	103,511
Lojas Renner SA (1)	900	25,957
Natura Cosmeticos SA (1)	12,100	271,613
Souza Cruz SA (1)	36,000	430,610
Telefonica Brasil SA ADR (1)	10,035	225,185
Tim Participacoes SA ADR (1)	1,544	36,392
Tractebel Energia SA (1)	26,900	447,868
Ultrapar Participacoes SA ADR (1)	800	19,672

		3,947,571

Chile - 5.5%
Banco Santander Chile ADR (1)	15,693	412,569
Cencosud SA (1)	87,856	392,328
Enersis SA ADR (1)	25,747	413,497
SACI Falabella (1)	42,478	407,317
Sociedad Quimica y Minera de Chile SA ADR (1)	4,778	145,968

		1,771,679

China - 2.0%
China Petroleum & Chemical Corp. ADR (1)	175	13,701
China Telecom Corp. Ltd., H Shares	46,000	22,715
PetroChina Co., Ltd. ADR (1)	576	63,331
Sun Art Retail Group Ltd.	219,000	314,271
Tencent Holdings Ltd.	200	10,518
Tingyi Cayman Islands Holding Corp.	8,000	21,220
Tsingtao Brewery Co., Ltd., H Shares	22,000	167,520
Want Want China Holdings Ltd.	5,000	7,603
ZHuzhou CSR Times Electric Co., Ltd., H Shares	3,000	9,776

		630,655

Hong Kong - 1.3%
Belle International Holdings Ltd.	54,000	78,514
China Mengniu Dairy Co., Ltd.	8,000	35,886
China Merchants Holdings International Co., Ltd.	4,000	14,569
China Mobile Ltd. ADR (1)	2,932	165,453
China Resources Power Holdings Co., Ltd.	2,000	4,759
China Unicom Hong Kong Ltd. ADR (1)	1,261	19,445
GOME Electrical Appliances Holding Ltd.	656,000	83,853

		402,479

	SHARES	VALUE (Note 2)
India - 0.9%
Dr Reddy’s Laboratories Ltd. ADR (1)	6,993	$264,266
Infosys Ltd. ADR (1)	600	28,866

		293,132

Indonesia - 3.5%
Bank Central Asia Tbk PT	209,500	181,024
Bank Mandiri Persero Tbk PT	35,500	24,377
Bank Negara Indonesia Persero Tbk PT	17,000	5,977
Gudang Garam Tbk PT	79,500	240,258
Indo Tambangraya Megah Tbk PT	37,000	84,034
Perusahaan Gas Negara Persero Tbk PT	375,000	168,485
Semen Indonesia Persero Tbk PT	73,000	82,064
Telekomunikasi Indonesia Persero Tbk PT ADR (1)	9,239	335,468

		1,121,687

Korea, Republic of - 13.0%
Amorepacific Corp.	101	85,093
Cheil Industries, Inc.	4,633	395,165
Daelim Industrial Co., Ltd.	270	24,370
Daewoo International Corp.	530	18,683
E-Mart Co., Ltd.	170	38,305
Hyundai Department Store Co., Ltd.	195	29,236
Hyundai Glovis Co., Ltd.	1,558	305,181
Hyundai Marine & Fire Insurance Co., Ltd.	7,070	192,369
Hyundai Mobis	765	203,507
Hyundai Wia Corp.	467	73,566
Kangwon Land, Inc.	3,550	94,116
Kia Motors Corp.	938	56,943
Korea Aerospace Industries Ltd.	6,420	160,139
KT Corp. ADR (1)	25,421	426,310
KT&G Corp.	5,561	398,312
LG Chem Ltd.	160	45,753
LG Display Co., Ltd. †	2,700	65,012
LG Household & Health Care Ltd.	92	46,695
LG Uplus Corp. †	20,480	220,147
Lotte Shopping Co., Ltd.	246	87,072
NAVER Corp.	512	265,216
Orion Corp.	143	126,767
POSCO ADR (1)	133	9,794
Samsung C&T Corp.	181	10,506
Samsung Electronics Co., Ltd. GDR	357	227,054
Samsung Fire & Marine Insurance Co., Ltd.	453	104,000
Samsung Life Insurance Co., Ltd.	1,728	168,062
Samsung Techwin Co., Ltd.	122	6,918
SK Telecom Co., Ltd. ADR (1)	12,728	288,926

		4,173,217

Malaysia - 13.4%
AMMB Holdings Bhd	72,200	164,275
Axiata Group Bhd	112,700	237,960
CIMB Group Holdings Bhd	42,600	98,163
DiGi.Com Bhd	168,800	251,693
Kuala Lumpur Kepong Bhd	42,800	296,802
Malayan Banking Bhd	132,700	400,367
Maxis Bhd	194,800	418,292
Petronas Chemicals Group Bhd	208,200	437,589
Public Bank Bhd	79,000	429,270

The accompanying notes are an integral part of these financial statements.	(Continued)

56	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR EMERGING DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Malaysia - 13.4% (continued)
Sime Darby Bhd	147,300	$429,505
Telekom Malaysia Bhd	260,300	418,492
Tenaga Nasional Bhd	155,400	430,695
UMW Holdings Bhd	76,700	278,104

		4,291,207

Mexico - 4.3%
Alfa SAB de CV, Class A (1)	100,500	270,877
America Movil SAB de CV, Series L ADR (1)	476	9,430
Coca-Cola Femsa SAB de CV ADR (1)	3,152	397,089
Grupo Televisa SAB ADR (1)	9,609	268,571
Wal-Mart de Mexico SAB de CV, Series V (1)	160,200	421,260

		1,367,227

Poland - 3.2%
PGE SA	63,570	338,659
Powszechna Kasa Oszczednosci Bank Polski SA	11,544	137,167
Powszechny Zaklad Ubezpieczen SA	2,983	404,655
Telekomunikacja Polska SA	57,138	151,948

		1,032,429

Russia - 1.5%
Lukoil OAO ADR (1)	2,008	127,628
Magnit OJSC GDR	1,485	91,667
MMC Norilsk Nickel OJSC ADR (1)	3,815	54,745
Mobile Telesystems OJSC ADR (1)	1,800	40,068
Rosneft OAO GDR (1)	17,243	143,979
Tatneft OAO ADR	751	29,339

		487,426

South Africa - 13.5%
AngloGold Ashanti Ltd. ADR (1)	1,044	13,864
Aspen Pharmacare Holdings Ltd. †	4,372	114,429
Barclays Africa Group Ltd.	2,086	30,603
Bidvest Group Ltd.	5,211	130,660
FirstRand Ltd.	96,858	323,062
Gold Fields Ltd. ADR (1)	32	146
Kumba Iron Ore Ltd.	1,210	55,892
Life Healthcare Group Holdings Ltd.	118,186	420,681
Mr Price Group Ltd.	4,933	68,285
MTN Group Ltd.	8,597	167,885
Naspers Ltd., N Shares	3,464	320,704
Nedbank Group Ltd.	21,619	440,426
Remgro Ltd.	14,326	276,797
Sanlam Ltd.	34,051	158,641
Sasol Ltd. ADR (1)	6,199	296,250
Shoprite Holdings Ltd.	19,439	320,442
Standard Bank Group Ltd.	37,304	445,372
Steinhoff International Holdings Ltd. †	3,829	13,626
Tiger Brands Ltd.	3,914	116,617
Vodacom Group Ltd.	18,737	232,440
Woolworths Holdings Ltd.	52,510	388,244

		4,335,066

Taiwan - 8.6%
Acer, Inc. †	13,000	9,038
Asustek Computer, Inc.	2,000	15,944

	SHARES	VALUE (Note 2)
Taiwan - 8.6% (continued)
Cheng UEI Precision Industry Co., Ltd.	6,059	$12,134
China Petrochemical Development Corp.	60,400	29,699
China Steel Corp.	129,764	113,863
Chunghwa Telecom Co., Ltd. ADR (1)	13,363	422,004
Evergreen Marine Corp. Taiwan Ltd. †	39,000	23,079
Everlight Electronics Co., Ltd.	5,000	9,152
Far Eastern Department Stores Co., Ltd.	24,720	26,006
Far EasTone Telecommunications Co., Ltd.	172,000	428,534
First Financial Holding Co., Ltd.	36,000	21,541
Foxconn Technology Co., Ltd.	35,017	90,925
Hon Hai Precision Industry Co., Ltd.	60,500	155,264
HTC Corp.	32,000	142,847
Kinsus Interconnect Technology Corp.	2,000	7,040
Powertech Technology, Inc. †	10,000	18,810
Radiant Opto-Electronics Corp.	2,060	7,347
Realtek Semiconductor Corp.	24,442	59,711
Richtek Technology Corp.	13,000	62,262
Taiwan Cement Corp.	16,000	23,167
Taiwan Mobile Co., Ltd.	120,000	425,630
Taiwan Semiconductor Manufacturing Co., Ltd. ADR (1)	24,556	416,470
Uni-President Enterprises Corp.	108,583	202,310
Wistron Corp.	34,282	33,246

		2,756,023

Thailand - 3.1%
Advanced Info Service PCL NVDR	48,000	392,219
Bangkok Bank PCL NVDR	1,500	9,405
CP ALL PCL NVDR	224,900	253,640
PTT Global Chemical PCL NVDR	27,200	64,919
PTT PCL NVDR	25,500	257,927

		978,110

Turkey - 2.0%
KOC Holding AS	22,234	102,657
Turk Hava Yollari	5,773	22,014
Turk Telekomunikasyon AS	113,027	393,518
Turkcell Iletisim Hizmetleri AS †	23,106	135,775

		653,964

TOTAL COMMON STOCKS (cost $27,752,539)		28,241,872

PREFERRED STOCKS - 1.5%

Brazil - 1.5%
Cia de Bebidas das Americas ADR (1)	9,961	382,004
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA (1)	22,000	85,169
Lojas Americanas SA (1)	3,100	22,841

TOTAL PREFERRED STOCKS (cost $480,804)		490,014

EXCHANGE-TRADED FUNDS - 8.5%
iShares MSCI Emerging Markets Index ETF (1)
(cost $2,719,749)	66,598	2,715,201

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	57

Schedule of Investments	September 30, 2013

AQR EMERGING DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
MONEY MARKET FUNDS - 1.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)
(cost $519,708)	519,708	$519,708

TOTAL INVESTMENTS - 99.7% (cost $31,472,800)		31,966,795

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%		98,453

NET ASSETS - 100.0%		$32,065,248

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$2,575,206	8.0%
Consumer Staples	5,347,362	16.7
Energy	1,035,861	3.2
Exchange Traded Fund	2,715,201	8.5
Financials	4,428,122	13.8
Health Care	920,060	2.9
Industrials	2,201,078	6.9
Information Technology	1,694,800	5.3
Materials	1,472,630	4.6
Telecommunication Services	5,865,928	18.3
Utilities	3,190,839	9.9
Money Market Funds	519,708	1.6

Total Investments	31,966,795	99.7
Other Assets in Excess of Liabilities	98,453	0.3

Net Assets	$32,065,248	100.0%

The accompanying notes are an integral part of these financial statements.

58	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

COMMON STOCKS - 95.3%	SHARES	VALUE (Note 2)
Australia - 16.0%
AGL Energy Ltd.	7,299	$105,142
ALS Ltd.	4,075	39,918
Amcor Ltd.	11,547	112,659
APA Group	14,271	79,512
ASX Ltd.	2,400	77,282
Aurizon Holdings Ltd.	18,076	78,979
Australia & New Zealand Banking Group Ltd.	311	8,942
BHP Billiton Ltd.	1,722	57,296
Boral Ltd.	14,636	65,685
Brambles Ltd.	8,265	70,285
Caltex Australia Ltd.	1,180	20,387
Coca-Cola Amatil Ltd.	11,302	129,433
Cochlear Ltd.	2,349	132,675
Commonwealth Bank of Australia	753	50,044
Computershare Ltd.	222	2,056
Crown Ltd.	2,043	29,662
CSL Ltd.	2,120	126,539
Echo Entertainment Group Ltd.	13,363	34,626
Incitec Pivot Ltd.	27,818	69,846
Insurance Australia Group Ltd.	8,050	44,129
Metcash Ltd.	44,154	131,918
Newcrest Mining Ltd.	1,208	13,286
Orica Ltd.	2,718	50,925
Sonic Healthcare Ltd.	7,743	116,955
Sydney Airport	18,501	67,864
Tabcorp Holdings Ltd.	12,534	38,371
Tatts Group Ltd.	43,152	124,815
Telstra Corp. Ltd.	58,563	271,744
Transurban Group	20,147	127,900
Wesfarmers Ltd.	7,018	269,606
Woodside Petroleum Ltd.	3,386	121,163
Woolworths Ltd.	8,306	271,425
WorleyParsons Ltd.	2,482	56,426

		2,997,495

Belgium - 1.1%
Anheuser-Busch InBev NV	75	7,440
Belgacom SA	5,258	139,847
Delhaize Group SA	827	52,120
Umicore SA	225	10,926

		210,333

Canada - 16.7%
Agnico Eagle Mines Ltd. (1)	129	3,416
Alimentation Couche Tard, Inc., Class B (1)	2,097	130,741
Bank of Montreal (1)	2,403	160,387
Bank of Nova Scotia (1)	3,780	216,514
Barrick Gold Corp. (1)	433	8,063
BCE, Inc. (1)	6,246	266,928
Canadian Imperial Bank of Commerce (1)	1,983	157,978
Canadian National Railway Co. (1)	1,211	122,705
Canadian Tire Corp. Ltd., Class A (1)	588	52,078
Eldorado Gold Corp. (1)	7,459	50,328
Enbridge, Inc. (1)	1,242	51,872
Franco-Nevada Corp. (1)	2,055	93,229
Goldcorp, Inc. (1)	1,369	35,619
Husky Energy, Inc. (1)	2,100	60,387
IAMGOLD Corp. (1)	19,247	91,933

	SHARES	VALUE (Note 2)
Canada - 16.7% (continued)
Imperial Oil Ltd. (1)	3,071	$134,849
Intact Financial Corp. (1)	3,004	180,173
Kinross Gold Corp. (1)	7,291	36,736
Loblaw Cos., Ltd. (1)	2,096	92,606
Metro, Inc. (1)	1,674	104,709
National Bank of Canada (1)	1,773	146,429
Pembina Pipeline Corp. (1)	1,360	45,076
Potash Corp of Saskatchewan, Inc. (1)	2,340	73,172
Rogers Communications, Inc., Class B (1)	1,637	70,387
Royal Bank of Canada (1)	1,202	77,018
Shaw Communications, Inc., Class B (1)	1,604	37,248
Silver Wheaton Corp. (1)	2,452	60,749
Tim Hortons, Inc. (1)	4,123	239,122
Toronto-Dominion Bank/The (1)	1,499	134,962
TransCanada Corp. (1)	1,897	83,335
Yamana Gold, Inc. (1)	11,671	121,350

		3,140,099

Colombia - 0.2%
Pacific Rubiales Energy Corp. (1)	1,756	34,675

Denmark - 1.9%
Coloplast A/S, Class B	2,779	158,283
Novo Nordisk A/S, Class B	877	148,532
Novozymes A/S, B Shares	1,537	58,825

		365,640

Finland - 0.1%
Kone OYJ, Class B	261	23,313

France - 4.0%
Air Liquide SA	34	4,738
Danone SA	2,307	173,703
Dassault Systemes SA	819	109,315
Essilor International SA	827	88,944
Iliad SA	118	27,525
L’Oreal SA	848	145,557
Pernod Ricard SA	245	30,423
SES SA FDR	361	10,330
Sodexo	341	31,821
Total SA	2,064	119,635

		741,991

Germany - 3.3%
Adidas AG	637	69,096
Bayer AG	834	98,354
Beiersdorf AG	2,408	213,800
Fresenius Medical Care AG & Co. KGaA	860	55,913
Fresenius SE & Co. KGaA	403	50,030
Merck KGaA	117	18,262
Metro AG	1,044	41,459
SAP AG	1,098	81,203

		628,117

Hong Kong - 3.8%
CLP Holdings Ltd.	21,000	171,031
Hang Seng Bank Ltd.	6,700	109,265
Hong Kong & China Gas Co., Ltd.	65,900	158,635

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	59

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Hong Kong - 3.8% (continued)
Power Assets Holdings Ltd.	18,500	$165,633
SJM Holdings Ltd.	35,000	98,621
Wynn Macau Ltd.	4,800	16,408

		719,593

Italy - 0.6%
Luxottica Group SpA	2,084	110,435

Japan - 16.5%
Aeon Co., Ltd.	200	2,761
Ajinomoto Co., Inc.	2,000	26,314
Asahi Group Holdings Ltd.	1,400	36,856
Astellas Pharma, Inc.	1,800	91,944
Bank of Yokohama Ltd./The	2,000	11,470
Brother Industries Ltd.	5,700	64,537
Canon, Inc.	2,500	80,048
Central Japan Railway Co.	500	64,177
Chiba Bank Ltd./The	4,000	29,294
Chugai Pharmaceutical Co., Ltd.	6,500	133,667
Dai Nippon Printing Co., Ltd.	1,000	10,602
Daiichi Sankyo Co., Ltd.	1,800	32,691
Dentsu, Inc.	300	11,444
East Japan Railway Co.	300	25,855
Eisai Co., Ltd.	1,200	48,836
FamilyMart Co., Ltd.	1,600	69,302
Fast Retailing Co., Ltd.	200	75,430
FUJIFILM Holdings Corp.	800	19,280
Hoya Corp.	3,100	73,330
Inpex Corp.	4,000	47,274
Japan Tobacco, Inc.	500	18,025
JSR Corp.	400	7,442
JX Holdings, Inc.	1,100	5,717
Kao Corp.	3,100	96,809
Kawasaki Kisen Kaisha Ltd.	20,000	47,115
KDDI Corp.	400	20,556
Konica Minolta, Inc.	3,500	29,483
Kuraray Co., Ltd.	1,300	15,625
Lawson, Inc.	700	54,883
Mitsubishi Tanabe Pharma Corp.	300	4,210
Namco Bandai Holdings, Inc.	2,800	52,358
Nikon Corp.	500	8,764
Nippon Express Co., Ltd.	12,000	60,299
Nippon Meat Packers, Inc.	4,000	57,411
Nippon Yusen KK	3,000	9,514
Nitori Holdings Co., Ltd.	150	13,736
NTT DOCOMO, Inc.	10,100	163,662
Odakyu Electric Railway Co., Ltd.	2,000	19,909
Omron Corp.	1,400	50,713
Oriental Land Co., Ltd.	200	33,073
Osaka Gas Co., Ltd.	33,000	140,676
Otsuka Holdings Co., Ltd.	3,900	113,083
Secom Co., Ltd.	1,400	87,749
Sekisui Chemical Co., Ltd.	2,000	20,400
Seven & I Holdings Co., Ltd.	2,600	95,316
Shimamura Co., Ltd.	1,200	119,478
Shin-Etsu Chemical Co., Ltd.	200	12,271
Shionogi & Co., Ltd.	100	2,105
Shiseido Co., Ltd.	600	10,807

	SHARES	VALUE (Note 2)
Japan - 16.5% (continued)
Shizuoka Bank Ltd./The	4,000	$45,630
Suzuki Motor Corp.	900	21,692
Sysmex Corp.	200	12,790
Takeda Pharmaceutical Co., Ltd.	1,000	47,230
Tokyo Gas Co., Ltd.	22,000	120,668
Toppan Printing Co., Ltd.	1,000	8,082
Toyo Suisan Kaisha Ltd.	4,000	117,444
Trend Micro, Inc.	1,800	67,264
Unicharm Corp.	1,300	76,078
West Japan Railway Co.	800	34,300
Yamato Holdings Co., Ltd.	7,200	162,609
Yaskawa Electric Corp.	4,000	56,508

		3,096,596

Netherlands - 2.2%
Gemalto NV	55	5,904
Koninklijke Ahold NV	13,948	241,652
Unilever NV CVA	4,299	164,078

		411,634

Norway - 1.3%
Orkla ASA	1,139	8,298
Statoil ASA	4,496	102,118
Telenor ASA	6,161	140,800

		251,216

Singapore - 2.3%
DBS Group Holdings Ltd.	2,000	26,181
Golden Agri-Resources Ltd.	139,000	57,645
Oversea-Chinese Banking Corp. Ltd.	6,000	49,307
Singapore Telecommunications Ltd.	85,000	253,138
United Overseas Bank Ltd.	1,000	16,495
Wilmar International Ltd.	15,000	37,917

		440,683

Spain - 1.0%
Enagas SA	415	10,170
Inditex SA	878	135,434
Telefonica SA	2,233	34,715

		180,319

Sweden - 3.1%
Elekta AB, B Shares	1,214	19,574
Hennes & Mauritz AB, B Shares	5,244	227,833
Svenska Cellulosa AB SCA, B Shares	474	11,945
Swedish Match AB	3,264	115,153
Tele2 AB, B Shares	15,711	200,847

		575,352

Switzerland - 5.1%
Kuehne + Nagel International AG	1,032	135,361
Nestle SA	3,921	273,428
Novartis AG	3,246	249,676
Roche Holding AG	303	81,772
SGS SA	41	97,986
Swisscom AG	229	110,040
Syngenta AG	36	14,714

		962,977

The accompanying notes are an integral part of these financial statements.	(Continued)

60	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
United Kingdom - 15.7%
Associated British Foods PLC	6,170	$187,259
AstraZeneca PLC	5,280	274,481
British American Tobacco PLC	2,384	125,468
British Sky Broadcasting Group PLC	4,156	58,523
Burberry Group PLC	821	21,725
Centrica PLC	37,383	223,734
Compass Group PLC	9,298	127,903
Diageo PLC	396	12,588
Experian PLC	561	10,681
Fresnillo PLC	267	4,204
GlaxoSmithKline PLC	3,421	86,013
Imperial Tobacco Group PLC	2,019	74,637
J Sainsbury PLC	7,461	47,286
Marks & Spencer Group PLC	4,636	37,251
National Grid PLC	19,332	228,361
Next PLC	481	40,189
Pearson PLC	795	16,179
Randgold Resources Ltd.	394	28,244
Reckitt Benckiser Group PLC	2,935	214,593
Rexam PLC	3,950	30,781
Royal Dutch Shell PLC, B Shares	2,950	101,783
SABMiller PLC	623	31,687
Sage Group PLC/The	3,363	17,958
Shire PLC	4,086	163,459
Smith & Nephew PLC	9,399	117,262
SSE PLC	9,272	221,133
Tesco PLC	2,518	14,639
Unilever PLC	3,861	150,117
United Utilities Group PLC	552	6,174
Whitbread PLC	1,298	62,263
WM Morrison Supermarkets PLC	44,777	203,018

		2,939,593

United States - 0.4%
Thomson Reuters Corp. (1)	2,138	74,764

TOTAL COMMON STOCKS (cost $16,994,869)		17,904,825

PREFERRED STOCKS - 0.8%

Germany - 0.8%
Henkel AG & Co. KGaA (cost $133,153)	1,444	148,816

EXCHANGE-TRADED FUNDS - 2.6%
iShares MSCI EAFE ETF (1)
(cost $436,055)	7,689	490,481

MONEY MARKET FUNDS - 1.2%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (a)
(cost $224,877)	224,877	224,877

TOTAL INVESTMENTS - 99.9% (cost $17,788,954)		18,768,999

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1%		14,495

NET ASSETS - 100.0%		$18,783,494

(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

FDR - Fiduciary Depositary Receipt

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$2,051,075	10.9%
Consumer Staples	4,577,168	24.4
Energy	984,699	5.2
Financials	1,541,499	8.2
Health Care	2,532,105	13.5
Industrials	1,305,202	6.9
Information Technology	657,598	3.5
Materials	1,073,237	5.7
Mutual Fund	490,481	2.6
Telecommunication Services	1,700,189	9.1
Utilities	1,630,869	8.7
Money Market Funds	224,877	1.2

Total Investments	18,768,999	99.9
Other Assets in Excess of Liabilities	14,495	0.1

Net Assets	$18,783,494	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	61

Schedule of Investments	September 30, 2013

AQR U.S. DEFENSIVE EQUITY FUND

COMMON STOCKS - 89.6%	SHARES	VALUE (Note 2)
Consumer Discretionary - 13.0%
Advance Auto Parts, Inc.	4,262	$352,382
Amazon.com, Inc. †	7,512	2,348,552
AutoZone, Inc. †	3,160	1,335,827
Bed Bath & Beyond, Inc. †	11,108	859,315
Best Buy Co., Inc.	3,500	131,250
Big Lots, Inc. †	6,849	254,029
Buckle, Inc./The	7,278	393,376
Carnival Corp.	8,921	291,181
Chipotle Mexican Grill, Inc. †	2,159	925,563
Discovery Communications, Inc., Class A †	300	25,326
Dollar Tree, Inc. †	21,270	1,215,793
Family Dollar Stores, Inc.	7,616	548,504
Gap, Inc./The	3,679	148,190
Home Depot, Inc./The	23,683	1,796,356
Lowe’s Cos., Inc.	6,800	323,748
McDonald’s Corp.	20,051	1,929,107
NIKE, Inc., Class B	2,958	214,869
O’Reilly Automotive, Inc. †	5,249	669,720
Panera Bread Co., Class A †	3,450	546,928
PetSmart, Inc.	14,869	1,133,910
priceline.com, Inc. †	1,268	1,281,885
Ralph Lauren Corp.	876	144,303
Scripps Networks Interactive, Inc., Class A	10,866	848,743
Starbucks Corp.	12,810	985,986
Target Corp.	17,798	1,138,716
Time Warner, Inc.	10,567	695,414
TJX Cos., Inc.	10,540	594,351
Tractor Supply Co.	6,596	443,053
Tupperware Brands Corp.	3,334	287,958
Viacom, Inc., Class B	1,413	118,099
Yum! Brands, Inc.	14,063	1,003,958

		22,986,392

Consumer Staples - 19.1%
Altria Group, Inc.	67,827	2,329,857
Archer-Daniels-Midland Co.	17,155	631,990
Brown-Forman Corp., Class B	8,555	582,852
Church & Dwight Co., Inc.	21,971	1,319,359
Clorox Co./The	6,979	570,324
Coca-Cola Co./The	24,055	911,203
Colgate-Palmolive Co.	40,370	2,393,941
Costco Wholesale Corp.	20,323	2,339,584
CVS Caremark Corp.	1,019	57,828
Estee Lauder Cos., Inc./The, Class A	7,956	556,124
General Mills, Inc.	17,154	822,020
Hershey Co./The	22,851	2,113,717
Hormel Foods Corp.	10,249	431,688
JM Smucker Co./The	1,585	166,488
Kellogg Co.	6,276	368,589
Kimberly-Clark Corp.	24,450	2,303,679
Kroger Co./The	4,101	165,434
Lorillard, Inc.	9,933	444,800
McCormick & Co., Inc.	16,680	1,079,196
Monster Beverage Corp. †	10,603	554,007
PepsiCo, Inc.	27,102	2,154,609
Philip Morris International, Inc.	24,508	2,122,148

	SHARES	VALUE (Note 2)
Consumer Staples - 19.1% (continued)
Procter & Gamble Co./The	25,321	$1,914,014
Reynolds American, Inc.	44,134	2,152,857
Sysco Corp.	42,544	1,354,176
Walgreen Co.	15,755	847,619
Wal-Mart Stores, Inc.	32,011	2,367,534
Whole Foods Market, Inc.	11,265	659,003

		33,714,640

Energy - 1.4%
CARBO Ceramics, Inc.	4,139	410,216
Chevron Corp.	5,030	611,145
Diamond Offshore Drilling, Inc.	900	56,088
EOG Resources, Inc.	900	152,352
Exxon Mobil Corp.	10,632	914,777
Occidental Petroleum Corp.	2,594	242,643

		2,387,221

Financials - 10.3%
ACE Ltd. (Switzerland)	10,264	960,300
Aon PLC (United Kingdom)	9,000	669,960
Bank of Hawaii Corp.	23,363	1,272,115
BB&T Corp.	3,286	110,902
Chubb Corp./The	22,545	2,012,367
City National Corp.	5,231	348,698
Cullen/Frost Bankers, Inc.	21,776	1,536,297
Everest Re Group Ltd.	11,770	1,711,476
First Niagara Financial Group, Inc.	1,561	16,187
M&T Bank Corp.	13,451	1,505,436
Marsh & McLennan Cos., Inc.	12,307	535,970
New York Community Bancorp, Inc.	76,278	1,152,561
Northern Trust Corp.	19,974	1,086,386
People’s United Financial, Inc.	131,916	1,896,952
Progressive Corp./The	23,226	632,444
SVB Financial Group †	533	46,035
Travelers Cos., Inc./The	14,343	1,215,856
US Bancorp	26,216	958,981
WR Berkley Corp.	12,360	529,750

		18,198,673

Health Care - 15.5%
Abbott Laboratories	35,102	1,165,035
Aetna, Inc.	11,432	731,877
Allergan, Inc.	8,976	811,879
AmerisourceBergen Corp.	22,423	1,370,045
Amgen, Inc.	293	32,798
Baxter International, Inc.	5,285	347,172
Becton Dickinson and Co.	13,502	1,350,470
Biogen Idec, Inc. †	4,277	1,029,731
Bristol-Myers Squibb Co.	11,757	544,114
Cardinal Health, Inc.	13,224	689,632
Celgene Corp. †	493	75,888
Cerner Corp. †	11,197	588,402
CR Bard, Inc.	7,504	864,461
DENTSPLY International, Inc.	800	34,728
Edwards Lifesciences Corp. †	4,769	332,065
Eli Lilly & Co.	32,528	1,637,134
Forest Laboratories, Inc. †	6,131	262,345
Gilead Sciences, Inc. †	800	50,272

The accompanying notes are an integral part of these financial statements.	(Continued)

62	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR U.S. DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 15.5% (continued)
Henry Schein, Inc. †	4,938	$512,071
IDEXX Laboratories, Inc. †	11,483	1,144,281
Johnson & Johnson	24,793	2,149,305
Laboratory Corp of America Holdings †	14,617	1,449,129
McKesson Corp.	14,261	1,829,686
MEDNAX, Inc. †	3,472	348,589
Medtronic, Inc.	13,531	720,526
Merck & Co., Inc.	31,385	1,494,240
Mettler-Toledo International, Inc. †	2,848	683,776
Myriad Genetics, Inc. †	13,946	327,731
Omnicare, Inc.	7,300	405,150
Patterson Cos., Inc.	16,133	648,547
Pfizer, Inc.	19,470	558,984
Quest Diagnostics, Inc.	589	36,394
ResMed, Inc.	3,300	174,306
Stryker Corp.	19,409	1,311,854
UnitedHealth Group, Inc.	10,578	757,491
Vertex Pharmaceuticals, Inc. †	4,600	348,772
Waters Corp. †	300	31,863
Zimmer Holdings, Inc.	5,177	425,239

		27,275,982

Industrials - 5.0%
3M Co.	9,246	1,104,065
Cintas Corp.	16,782	859,238
Danaher Corp.	1,749	121,241
Dun & Bradstreet Corp./The	2,441	253,498
Equifax, Inc.	2,815	168,478
Fastenal Co.	2,400	120,600
FedEx Corp.	1,800	205,398
General Dynamics Corp.	1,185	103,711
Honeywell International, Inc.	1,169	97,074
Jacobs Engineering Group, Inc. †	401	23,330
Knight Transportation, Inc.	7,433	122,793
Landstar System, Inc.	3,641	203,823
MSC Industrial Direct Co., Inc., Class A	7,535	612,972
Northrop Grumman Corp.	1,954	186,138
Raytheon Co.	8,745	673,977
Republic Services, Inc.	6,994	233,320
Stericycle, Inc. †	14,806	1,708,612
United Parcel Service, Inc., Class B	4,339	396,455
United Technologies Corp.	837	90,245
Waste Management, Inc.	30,390	1,253,284
Werner Enterprises, Inc.	1,986	46,333
WW Grainger, Inc.	945	247,316

		8,831,901

Information Technology - 13.2%
Accenture PLC, Class A (Ireland)	5,360	394,710
Adobe Systems, Inc. †	8,871	460,760
ADTRAN, Inc.	13,206	351,808
Akamai Technologies, Inc. †	4,600	237,820
Analog Devices, Inc.	14,334	674,415
Atmel Corp. †	16,071	119,568
Autodesk, Inc. †	11,991	493,669
Automatic Data Processing, Inc.	29,271	2,118,635
Broadcom Corp., Class A	11,443	297,632
Citrix Systems, Inc. †	854	60,301

	SHARES	VALUE (Note 2)
Information Technology - 13.2% (continued)
Cognizant Technology Solutions Corp., Class A †	3,200	$262,784
Dell, Inc.	22,407	308,544
F5 Networks, Inc. †	7,418	636,168
FactSet Research Systems, Inc.	8,820	962,262
FLIR Systems, Inc.	10,300	323,420
Google, Inc., Class A †	1,948	1,706,273
Harris Corp.	2,898	171,851
IAC/InterActiveCorp	400	21,868
Informatica Corp. †	1,073	41,815
Intel Corp.	24,088	552,097
International Business Machines Corp.	11,330	2,098,089
Intuit, Inc.	24,613	1,632,088
KLA-Tencor Corp.	9,474	576,493
Leidos Holdings, Inc.	2,075	94,454
Linear Technology Corp.	28,366	1,124,996
Marvell Technology Group Ltd.	9,507	109,331
Mastercard, Inc., Class A	1,906	1,282,319
Maxim Integrated Products, Inc.	6,300	187,740
Microchip Technology, Inc.	989	39,847
Microsoft Corp.	4,865	162,053
NetApp, Inc.	3,328	141,839
Paychex, Inc.	35,450	1,440,688
QLogic Corp. †	9,500	103,930
Red Hat, Inc. †	9,664	445,897
Science Applications International Corp. †	1,186	40,018
Sohu.com, Inc. (China) †	5,811	458,081
Synopsys, Inc. †	5,672	213,834
Teradata Corp. †	6,329	350,880
Texas Instruments, Inc.	4,334	174,530
Total System Services, Inc.	11,650	342,743
VeriSign, Inc. †	2,300	117,047
Visa, Inc., Class A	6,849	1,308,844
VMware, Inc., Class A †	3,533	285,820
Xilinx, Inc.	7,404	346,951

		23,274,912

Materials - 1.2%
International Flavors & Fragrances, Inc.	1,627	133,902
Intrepid Potash, Inc.	9,600	150,528
Nucor Corp.	1,000	49,020
PPG Industries, Inc.	1,500	250,590
Sherwin-Williams Co./The	3,170	577,511
Sigma-Aldrich Corp.	10,748	916,804

		2,078,355

Telecommunication Services - 1.5%
AT&T, Inc.	38,564	1,304,235
tw telecom, Inc. †	15,225	454,695
Verizon Communications, Inc.	19,802	923,961

		2,682,891

Utilities - 9.4%
Alliant Energy Corp.	6,766	335,255
American Electric Power Co., Inc.	12,279	532,295
American Water Works Co., Inc.	17,732	731,977
CenterPoint Energy, Inc.	10,092	241,905
Consolidated Edison, Inc.	16,830	928,006

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	63

Schedule of Investments	September 30, 2013

AQR U.S. DEFENSIVE EQUITY FUND

	SHARES	VALUE (Note 2)
Utilities - 9.4% (continued)
Dominion Resources, Inc.	29,426	$1,838,536
DTE Energy Co.	23,010	1,518,200
Duke Energy Corp.	10,744	717,484
Exelon Corp.	5,183	153,624
National Fuel Gas Co.	7,400	508,824
NextEra Energy, Inc.	6,575	527,052
NiSource, Inc.	4,921	152,010
Northeast Utilities	1,558	64,267
OGE Energy Corp.	14,221	513,236
PG&E Corp.	23,688	969,313
Pinnacle West Capital Corp.	3,094	169,366
Public Service Enterprise Group, Inc.	27,575	908,045
Questar Corp.	38,258	860,422
SCANA Corp.	7,584	349,167
Sempra Energy	18,021	1,542,598
Southern Co.	33,737	1,389,290
TECO Energy, Inc.	4,209	69,617
UGI Corp.	12,875	503,799
Westar Energy, Inc.	600	18,390
Wisconsin Energy Corp.	20,766	838,531
Xcel Energy, Inc.	7,791	215,110

		16,596,319

TOTAL COMMON STOCKS (cost $156,252,115)		158,027,286

	SHARES	VALUE (Note 2)

MONEY MARKET FUNDS - 6.7%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $11,807,889)	11,807,889	$11,807,889

TOTAL INVESTMENTS - 96.3% (cost $168,060,004)		169,835,175

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.7% (b)		6,561,092

NET ASSETS - 100.0%		$176,396,267

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.
(b)	Includes depreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2) Level 2 security (See Note 4).

The accompanying notes are an integral part of these financial statements.

64	AQR Funds	Annual Report	September 2013

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED DEPRECIATION
Long Contracts:
121	Goldman Sachs	S&P 500 E-Mini Futures	December 20, 2013	$10,200,579	$10,129,515	$(71,064)

Cash held as collateral with Goldman Sachs for futures contracts was $385,071 at September 30, 2013.

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

COMMON STOCKS - 97.9%	SHARES	VALUE (Note 2)
Consumer Discretionary - 22.3%
Advance Auto Parts, Inc.	2,300	$190,164
American Eagle Outfitters, Inc.	22,900	320,371
AutoNation, Inc. †	14,700	766,899
AutoZone, Inc. †	1,400	591,822
Bed Bath & Beyond, Inc. †	2,300	177,928
Best Buy Co., Inc.	41,900	1,571,250
Big Lots, Inc. †	7,800	289,302
Brinker International, Inc.	12,400	502,572
Brunswick Corp.	20,700	826,137
Buckle, Inc./The	7,400	399,970
Cabela’s, Inc. †	11,000	693,330
Carter’s, Inc.	7,700	584,353
CBS Corp., Class B	73,900	4,076,324
Chico’s FAS, Inc.	25,500	424,830
Chipotle Mexican Grill, Inc. †	1,900	814,530
Cinemark Holdings, Inc.	15,800	501,492
Clear Channel Outdoor Holdings, Inc., Class A †	1,300	10,660
Comcast Corp., Class A	40,500	1,828,575
CST Brands, Inc.	7,300	217,540
Dana Holding Corp.	34,800	794,832
Dick’s Sporting Goods, Inc.	4,600	245,548
Dillard’s, Inc., Class A	10,500	822,150
Discovery Communications, Inc., Class A †	45,266	3,821,356
DISH Network Corp., Class A	43,800	1,971,438
Dollar General Corp. †	19,200	1,084,032
Dollar Tree, Inc. †	17,900	1,023,164
Domino’s Pizza, Inc.	10,800	733,860
DR Horton, Inc.	34,900	678,107
DSW, Inc., Class A	6,600	563,112
Expedia, Inc.	20,700	1,072,053
Family Dollar Stores, Inc.	4,900	352,898
Foot Locker, Inc.	24,400	828,136
Ford Motor Co.	581,500	9,809,905
Fossil Group, Inc. †	6,900	802,056
GameStop Corp., Class A	31,300	1,554,045
Gannett Co., Inc.	56,300	1,508,277
Gap, Inc./The	30,400	1,224,512
General Motors Co. †	210,800	7,582,476
Gentex Corp.	13,000	332,670
Genuine Parts Co.	16,500	1,334,685
GNC Holdings, Inc., Class A	12,900	704,727
Groupon, Inc. †	64,800	726,408
H&R Block, Inc.	25,400	677,164
Harley-Davidson, Inc.	13,200	847,968
Hasbro, Inc.	3,200	150,848
Home Depot, Inc./The	129,400	9,814,990
HSN, Inc.	8,000	428,960
Hyatt Hotels Corp., Class A †	10,100	433,896
Jarden Corp. †	13,800	667,920
Johnson Controls, Inc.	69,700	2,892,550
L Brands, Inc.	15,600	953,160
Lamar Advertising Co., Class A †	12,300	578,469
Las Vegas Sands Corp.	93,400	6,203,628
Lennar Corp., Class A	38,200	1,352,280
Liberty Global PLC, Class A (United Kingdom) †	9,000	714,150

	SHARES	VALUE (Note 2)
Consumer Discretionary - 22.3% (continued)
Liberty Interactive Corp., Series A †	25,100	$589,097
LKQ Corp. †	47,000	1,497,420
Lowe’s Cos., Inc.	124,900	5,946,489
Macy’s, Inc.	12,600	545,202
Madison Square Garden Co./The, Class A †	11,000	638,770
Marriott International, Inc., Class A	9,100	382,746
Mattel, Inc.	48,600	2,034,396
MGM Resorts International †	96,100	1,964,284
Mohawk Industries, Inc. †	11,600	1,510,900
Netflix, Inc. †	19,500	6,029,595
News Corp., Class A †	74,725	1,200,083
O’Reilly Automotive, Inc. †	7,200	918,648
Panera Bread Co., Class A †	2,400	380,472
PetSmart, Inc.	9,200	701,592
Pier 1 Imports, Inc.	24,000	468,480
Polaris Industries, Inc.	10,200	1,317,636
priceline.com, Inc. †	4,900	4,953,655
PulteGroup, Inc.	148,900	2,456,850
PVH Corp.	9,800	1,163,162
Rent-A-Center, Inc.	8,000	304,800
Sally Beauty Holdings, Inc. †	22,600	591,216
Signet Jewelers Ltd. (Bermuda)	3,900	279,435
Sinclair Broadcast Group, Inc., Class A	25,000	838,000
Sirius XM Radio, Inc.	933,500	3,612,645
Six Flags Entertainment Corp.	32,600	1,101,554
Standard Pacific Corp. †	136,800	1,082,088
Starbucks Corp.	71,834	5,529,063
Starz, Class A †	20,900	587,917
Tempur Sealy International, Inc. †	2,600	114,296
Tenneco, Inc. †	3,100	156,550
Tesla Motors, Inc. †	32,700	6,324,834
Time Warner Cable, Inc.	12,300	1,372,680
Time Warner, Inc.	113,300	7,456,273
TJX Cos., Inc.	1,700	95,863
Toll Brothers, Inc. †	43,000	1,394,490
Tractor Supply Co.	16,000	1,074,720
TripAdvisor, Inc. †	35,000	2,654,400
TRW Automotive Holdings Corp. †	42,500	3,030,675
Tupperware Brands Corp.	4,600	397,302
Twenty-First Century Fox, Inc.	275,700	9,235,950
Ulta Salon Cosmetics & Fragrance, Inc. †	8,300	991,518
Under Armour, Inc., Class A †	13,800	1,096,410
Urban Outfitters, Inc. †	12,700	466,979
VF Corp.	4,600	915,630
Viacom, Inc., Class B	42,800	3,577,224
Walt Disney Co./The	12,800	825,472
Whirlpool Corp.	21,900	3,207,036
Wolverine World Wide, Inc.	8,400	489,132
Wyndham Worldwide Corp.	26,300	1,603,511
Wynn Resorts Ltd.	3,900	616,239

		175,797,858

Consumer Staples - 3.8%
Beam, Inc.	5,400	349,110
Brown-Forman Corp., Class B	14,700	1,001,511
Casey’s General Stores, Inc.	5,900	433,650
Church & Dwight Co., Inc.	12,500	750,625

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	65

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 3.8% (continued)
Coca-Cola Enterprises, Inc.	23,723	$953,902
ConAgra Foods, Inc.	17,800	540,052
Constellation Brands, Inc., Class A †	32,500	1,865,500
CVS Caremark Corp.	6,100	346,175
Darling International, Inc. †	15,500	327,980
Dean Foods Co. †	15,900	306,870
Estee Lauder Cos., Inc./The, Class A	24,500	1,712,550
Green Mountain Coffee Roasters, Inc. †	45,900	3,457,647
Hain Celestial Group, Inc./The †	7,600	586,112
Hershey Co./The	16,700	1,544,750
Hillshire Brands Co.	8,960	275,430
Hormel Foods Corp.	19,500	821,340
Ingredion, Inc.	4,600	304,382
JM Smucker Co./The	6,800	714,272
Kimberly-Clark Corp.	5,600	527,632
Kroger Co./The	39,200	1,581,328
McCormick & Co., Inc.	12,000	776,400
Monster Beverage Corp. †	11,200	585,200
Nu Skin Enterprises, Inc., Class A	5,900	564,866
Pricesmart, Inc.	7,900	752,396
Rite Aid Corp. †	378,900	1,803,564
TreeHouse Foods, Inc. †	4,700	314,101
Tyson Foods, Inc., Class A	22,700	641,956
Walgreen Co.	81,200	4,368,560
WhiteWave Foods Co., Class A †	11,568	231,013
Whole Foods Market, Inc.	30,000	1,755,000

		30,193,874

Energy - 6.0%
Atwood Oceanics, Inc. †	7,100	390,784
Cabot Oil & Gas Corp.	115,900	4,325,388
Cameron International Corp. †	24,100	1,406,717
CARBO Ceramics, Inc.	3,900	386,529
Cheniere Energy, Inc. †	24,100	822,774
Cobalt International Energy, Inc. †	28,800	715,968
Continental Resources, Inc. †	9,100	976,066
CVR Energy, Inc.	12,300	473,796
Dresser-Rand Group, Inc. †	3,600	224,640
Energen Corp.	2,800	213,892
Energy XXI Bermuda Ltd. (Bermuda)	4,500	135,900
EOG Resources, Inc.	21,800	3,690,304
EQT Corp.	8,600	762,992
Golar LNG Ltd. (Bermuda)	10,300	388,001
Gulfport Energy Corp. †	41,600	2,676,544
Halliburton Co.	57,680	2,777,292
Hess Corp.	40,700	3,147,738
HollyFrontier Corp.	27,100	1,141,181
Kodiak Oil & Gas Corp. †	51,900	625,914
Marathon Oil Corp.	43,500	1,517,280
Marathon Petroleum Corp.	45,000	2,894,400
Noble Energy, Inc.	23,600	1,581,436
Oceaneering International, Inc.	7,300	593,052
Patterson-UTI Energy, Inc.	32,200	688,436
Phillips 66	53,900	3,116,498
Pioneer Natural Resources Co.	22,500	4,248,000
Rosetta Resources, Inc. †	10,000	544,600
Seadrill Ltd. (Bermuda)	20,500	924,140
SM Energy Co.	8,300	640,677

	SHARES	VALUE (Note 2)
Energy - 6.0% (continued)
Targa Resources Corp.	9,600	$700,416
Tesoro Corp.	20,700	910,386
Tidewater, Inc.	2,900	171,941
Valero Energy Corp.	57,800	1,973,870
Western Refining, Inc.	37,700	1,132,508
World Fuel Services Corp.	7,000	261,170

		47,181,230

Financials - 20.5%
Allstate Corp./The	65,400	3,305,970
American Capital Ltd. †	144,100	1,981,375
American Express Co.	8,500	641,920
American Financial Group, Inc.	8,200	443,292
American International Group, Inc.	189,600	9,220,248
American Realty Capital Properties, Inc. REIT	44,100	538,020
Aon PLC (United Kingdom)	11,400	848,616
Arch Capital Group Ltd. (Bermuda) †	13,000	703,690
Bank of America Corp.	1,356,600	18,721,080
Bank of New York Mellon Corp./The	41,300	1,246,847
BB&T Corp.	32,600	1,100,250
Berkshire Hathaway, Inc., Class B †	700	79,457
BlackRock, Inc.	2,800	757,736
Capital One Financial Corp.	7,100	488,054
Capitol Federal Financial, Inc.	26,600	330,638
CBL & Associates Properties, Inc. REIT	22,000	420,200
Charles Schwab Corp./The	164,200	3,471,188
Chubb Corp./The	10,500	937,230
Cincinnati Financial Corp.	26,000	1,226,160
Citigroup, Inc.	373,200	18,103,932
CME Group, Inc.	20,500	1,514,540
Corrections Corp of America REIT	18,552	640,972
Discover Financial Services	51,400	2,597,756
Douglas Emmett, Inc. REIT	8,500	199,495
Erie Indemnity Co., Class A	2,000	144,940
Everest Re Group Ltd.	4,800	697,968
Extra Space Storage, Inc. REIT	11,900	544,425
Fidelity National Financial, Inc., Class A	47,700	1,268,820
Fifth Third Bancorp	103,800	1,872,552
Franklin Resources, Inc.	56,700	2,866,185
General Growth Properties, Inc. REIT	109,100	2,104,539
Genworth Financial, Inc., Class A †	250,400	3,202,616
Goldman Sachs Group, Inc./The	64,700	10,236,187
Hartford Financial Services Group, Inc.	116,200	3,616,144
Huntington Bancshares, Inc.	70,400	581,504
Invesco Ltd.	39,300	1,253,670
JPMorgan Chase & Co.	334,900	17,310,981
KeyCorp	59,300	676,020
Lincoln National Corp.	76,600	3,216,434
M&T Bank Corp.	4,900	548,408
Macerich Co./The REIT	7,100	400,724
McGraw Hill Financial, Inc.	24,400	1,600,396
MetLife, Inc.	95,700	4,493,115
MGIC Investment Corp. †	106,300	773,864
Moody’s Corp.	18,400	1,294,072
Morgan Stanley	331,800	8,942,010
NASDAQ OMX Group, Inc./The	5,000	160,450
Nationstar Mortgage Holdings, Inc. †	18,900	1,062,747

The accompanying notes are an integral part of these financial statements.	(Continued)

66	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 20.5% (continued)
Ocwen Financial Corp. †	48,900	$2,727,153
PartnerRe Ltd. (Bermuda)	6,800	622,472
Post Properties, Inc. REIT	5,900	265,618
Principal Financial Group, Inc.	35,700	1,528,674
Prudential Financial, Inc.	54,400	4,242,112
Rayonier, Inc. REIT	13,850	770,752
Regions Financial Corp.	174,400	1,614,944
RenaissanceRe Holdings Ltd.	4,100	371,173
Rouse Properties, Inc. REIT	303	6,236
Signature Bank †	5,800	530,816
SLM Corp.	29,600	737,040
State Street Corp.	64,100	4,214,575
SunTrust Banks, Inc.	72,900	2,363,418
Torchmark Corp.	9,400	680,090
Travelers Cos., Inc./The	13,600	1,152,872
Weingarten Realty Investors REIT	5,400	158,382
Weyerhaeuser Co. REIT	38,400	1,099,392
WR Berkley Corp.	13,700	587,182

		162,060,338

Health Care - 12.4%
Actavis, Inc. †	19,600	2,822,400
Aegerion Pharmaceuticals, Inc. †	9,200	788,532
Aetna, Inc.	48,300	3,092,166
Alexion Pharmaceuticals, Inc. †	13,600	1,579,776
Align Technology, Inc. †	13,100	630,372
AmerisourceBergen Corp.	12,400	757,640
Amgen, Inc.	26,000	2,910,440
Arena Pharmaceuticals, Inc. †	120,400	634,508
Ariad Pharmaceuticals, Inc. †	47,800	879,520
athenahealth, Inc. †	6,800	738,208
Baxter International, Inc.	12,700	834,263
Biogen Idec, Inc. †	27,500	6,620,900
BioMarin Pharmaceutical, Inc. †	13,400	967,748
Boston Scientific Corp. †	207,300	2,433,702
Brookdale Senior Living, Inc. †	19,500	512,850
Catamaran Corp. †	43,600	2,003,420
Celgene Corp. †	50,800	7,819,644
Cepheid, Inc. †	11,200	437,248
Cerner Corp. †	31,000	1,629,050
Cigna Corp.	40,200	3,089,772
Community Health Systems, Inc.	16,800	697,200
Cooper Cos., Inc./The	7,400	959,706
Cubist Pharmaceuticals, Inc. †	8,600	546,530
DaVita HealthCare Partners, Inc. †	28,200	1,604,580
Edwards Lifesciences Corp. †	10,500	731,115
Express Scripts Holding Co. †	9,700	599,266
Gilead Sciences, Inc. †	194,100	12,197,244
HCA Holdings, Inc.	66,900	2,859,975
Henry Schein, Inc. †	4,600	477,020
Hill-Rom Holdings, Inc.	3,500	125,405
HMS Holdings Corp. †	5,700	122,607
IDEXX Laboratories, Inc. †	4,000	398,600
Illumina, Inc. †	19,300	1,560,019
Intuitive Surgical, Inc. †	1,100	413,897
Isis Pharmaceuticals, Inc. †	20,100	754,554
Jazz Pharmaceuticals PLC (Ireland) †	8,000	735,760
McKesson Corp.	6,600	846,780

	SHARES	VALUE (Note 2)
Health Care - 12.4% (continued)
Medivation, Inc. †	39,600	$2,373,624
Medtronic, Inc.	25,400	1,352,550
Mylan, Inc. †	37,500	1,431,375
Omnicare, Inc.	8,700	482,850
Perrigo Co.	9,300	1,147,434
Pharmacyclics, Inc. †	23,900	3,308,238
Questcor Pharmaceuticals, Inc.	23,500	1,363,000
Regeneron Pharmaceuticals, Inc. †	19,000	5,944,530
ResMed, Inc.	13,000	686,660
Tenet Healthcare Corp. †	33,600	1,383,984
Thermo Fisher Scientific, Inc.	39,200	3,612,280
UnitedHealth Group, Inc.	12,300	880,803
Vertex Pharmaceuticals, Inc. †	23,500	1,781,770
ViroPharma, Inc. †	10,700	420,510
Vivus, Inc. †	37,700	351,364
WellCare Health Plans, Inc. †	10,500	732,270
WellPoint, Inc.	20,000	1,672,200
Zimmer Holdings, Inc.	8,000	657,120
Zoetis, Inc.	64,356	2,002,759

		98,397,738

Industrials - 11.5%
A. O. Smith Corp.	16,200	732,240
Acacia Research Corp.	8,700	200,622
ACCO Brands Corp. †	1,715	11,388
Acuity Brands, Inc.	2,600	239,252
Alaska Air Group, Inc.	17,800	1,114,636
AMERCO	1,900	349,847
AMETEK, Inc.	6,900	317,538
Avis Budget Group, Inc. †	49,800	1,435,734
B/E Aerospace, Inc. †	21,700	1,601,894
Boeing Co./The	88,100	10,351,750
Chart Industries, Inc. †	5,200	639,808
Clean Harbors, Inc. †	4,800	281,568
Copa Holdings SA, Class A (Panama)	16,100	2,232,587
Copart, Inc. †	14,400	457,776
Cummins, Inc.	5,800	770,646
Delta Air Lines, Inc.	194,700	4,592,973
Donaldson Co., Inc.	8,800	335,544
Dover Corp.	17,100	1,536,093
Fastenal Co.	21,700	1,090,425
Flowserve Corp.	21,600	1,347,624
Fluor Corp.	2,700	191,592
Fortune Brands Home & Security, Inc.	83,500	3,476,105
Generac Holdings, Inc.	17,900	763,256
Genesee & Wyoming, Inc., Class A †	9,100	846,027
Hertz Global Holdings, Inc. †	118,000	2,614,880
Hexcel Corp. †	15,700	609,160
Honeywell International, Inc.	81,600	6,776,064
Hubbell, Inc., Class B	3,700	387,538
IHS, Inc., Class A †	4,100	468,138
Illinois Tool Works, Inc.	38,100	2,905,887
Iron Mountain, Inc.	18,945	511,894
JB Hunt Transport Services, Inc.	14,400	1,050,192
Kansas City Southern	19,900	2,176,264
KBR, Inc.	3,900	127,296
Kennametal, Inc.	7,500	342,000
Kirby Corp. †	4,600	398,130

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	67

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 11.5% (continued)
Lockheed Martin Corp.	6,400	$816,320
Manitowoc Co., Inc./The	38,300	749,914
Masco Corp.	61,500	1,308,720
Mueller Industries, Inc.	6,500	361,855
Nordson Corp.	3,200	235,616
Northrop Grumman Corp.	8,300	790,658
Old Dominion Freight Line, Inc. †	11,100	510,489
Oshkosh Corp. †	16,100	788,578
Owens Corning †	19,000	721,620
PACCAR, Inc.	13,500	751,410
Pall Corp.	7,000	539,280
Polypore International, Inc. †	10,200	417,894
Precision Castparts Corp.	11,700	2,658,708
Raytheon Co.	18,200	1,402,674
Rockwell Automation, Inc.	7,200	769,968
Roper Industries, Inc.	9,300	1,235,691
Southwest Airlines Co.	97,700	1,422,512
SPX Corp.	4,900	414,736
Stericycle, Inc. †	7,700	888,580
Swift Transportation Co. †	39,100	789,429
Terex Corp. †	69,000	2,318,400
Textron, Inc.	18,300	505,263
Timken Co.	3,700	223,480
Towers Watson & Co., Class A	5,000	534,800
TransDigm Group, Inc.	9,000	1,248,300
Triumph Group, Inc.	6,300	442,386
Union Pacific Corp.	25,400	3,945,636
United Continental Holdings, Inc. †	67,200	2,063,712
United Rentals, Inc. †	24,700	1,439,763
USG Corp. †	39,400	1,126,052
Verisk Analytics, Inc., Class A †	18,500	1,201,760
WABCO Holdings, Inc. †	2,900	244,354
Wabtec Corp.	8,800	553,256
Waste Connections, Inc.	8,300	376,903
Werner Enterprises, Inc.	10,900	254,297
WESCO International, Inc. †	7,500	573,975
Woodward, Inc.	3,200	130,656
WW Grainger, Inc.	9,500	2,486,245

		90,528,258

Information Technology - 16.0%
3D Systems Corp. †	50,800	2,742,692
Activision Blizzard, Inc.	80,100	1,335,267
Adobe Systems, Inc. †	49,100	2,550,254
Akamai Technologies, Inc. †	12,800	661,760
Alliance Data Systems Corp. †	4,600	972,762
Amphenol Corp., Class A	8,600	665,468
ANSYS, Inc. †	5,600	484,512
AOL, Inc. †	32,400	1,120,392
Applied Materials, Inc.	152,800	2,680,112
Arrow Electronics, Inc. †	8,600	417,358
Automatic Data Processing, Inc.	19,700	1,425,886
CA, Inc.	16,500	489,555
Cadence Design Systems, Inc. †	23,600	318,600
Cirrus Logic, Inc. †	28,800	653,184
Cisco Systems, Inc.	532,800	12,478,176
Citrix Systems, Inc. †	7,700	543,697
CommVault Systems, Inc. †	8,200	720,206

	SHARES	VALUE (Note 2)
Information Technology - 16.0% (continued)
Computer Sciences Corp.	13,600	$703,664
Concur Technologies, Inc. †	6,600	729,300
CoreLogic, Inc. †	18,100	489,605
Cree, Inc. †	49,700	2,991,443
eBay, Inc. †	4,700	262,213
Electronic Arts, Inc. †	56,500	1,443,575
Equinix, Inc. †	4,100	752,965
F5 Networks, Inc. †	6,500	557,440
Facebook, Inc., Class A †	185,400	9,314,496
FactSet Research Systems, Inc.	1,300	141,830
Fairchild Semiconductor International, Inc. †	7,700	106,953
Fidelity National Information Services, Inc.	18,200	845,208
First Solar, Inc. †	66,200	2,661,902
Fiserv, Inc. †	14,600	1,475,330
FleetCor Technologies, Inc. †	16,800	1,850,688
Fortinet, Inc. †	19,300	391,018
Gartner, Inc. †	6,200	372,000
Google, Inc., Class A †	14,300	12,525,513
Hewlett-Packard Co.	205,200	4,305,096
IAC/InterActiveCorp	16,100	880,187
InterDigital, Inc.	6,200	231,446
Intuit, Inc.	8,200	543,742
IPG Photonics Corp.	3,700	208,347
Jabil Circuit, Inc.	15,000	325,200
Jack Henry & Associates, Inc.	8,800	454,168
KLA-Tencor Corp.	11,300	687,605
LinkedIn Corp., Class A †	18,100	4,453,686
Mastercard, Inc., Class A	4,000	2,691,120
Maxim Integrated Products, Inc.	21,200	631,760
Micron Technology, Inc. †	276,500	4,830,455
Motorola Solutions, Inc.	10,300	611,614
NCR Corp. †	8,300	328,763
NetSuite, Inc. †	8,500	917,490
NeuStar, Inc., Class A †	8,700	430,476
Pandora Media, Inc. †	39,900	1,002,687
Rackspace Hosting, Inc. †	17,600	928,576
Red Hat, Inc. †	7,400	341,436
Salesforce.com, Inc. †	14,900	773,459
SanDisk Corp.	42,700	2,541,077
ServiceNow, Inc. †	14,900	774,055
SolarWinds, Inc. †	12,600	441,756
Solera Holdings, Inc.	5,700	301,359
Splunk, Inc. †	12,700	762,508
SunPower Corp. †	32,800	858,048
Symantec Corp.	86,600	2,143,350
Teradata Corp. †	3,100	171,864
Texas Instruments, Inc.	57,100	2,299,417
TIBCO Software, Inc. †	20,000	511,800
Total System Services, Inc.	15,100	444,242
Trimble Navigation Ltd. †	6,800	202,028
Universal Display Corp. †	8,600	275,458
VeriSign, Inc. †	22,700	1,155,203
Visa, Inc., Class A	57,300	10,950,030
Vishay Intertechnology, Inc. †	8,200	105,698
Western Digital Corp.	41,900	2,656,460

The accompanying notes are an integral part of these financial statements.	(Continued)

68	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 16.0% (continued)
Xilinx, Inc.	9,300	$435,798
Yahoo!, Inc. †	141,500	4,692,140
Yelp, Inc. †	11,700	774,306
Zebra Technologies Corp., Class A †	3,200	145,696

		126,094,630

Materials - 3.7%
Airgas, Inc.	4,900	519,645
Albemarle Corp.	4,000	251,760
Allied Nevada Gold Corp. †	15,600	65,208
Ashland, Inc.	6,600	610,368
Axiall Corp.	8,150	307,988
Ball Corp.	5,200	233,376
Carpenter Technology Corp.	5,700	331,227
Celanese Corp., Series A	7,000	369,530
Eagle Materials, Inc.	18,800	1,363,940
Eastman Chemical Co.	18,900	1,472,310
Ecolab, Inc.	26,400	2,607,264
FMC Corp.	8,000	573,760
Huntsman Corp.	30,500	628,605
International Flavors & Fragrances, Inc.	6,500	534,950
International Paper Co.	64,700	2,898,560
Louisiana-Pacific Corp. †	71,200	1,252,408
MeadWestvaco Corp.	5,200	199,576
Monsanto Co.	17,200	1,795,164
NewMarket Corp.	1,600	460,656
Packaging Corp. of America	14,500	827,805
PPG Industries, Inc.	20,797	3,474,347
Praxair, Inc.	6,900	829,449
Rock Tenn Co., Class A	7,000	708,890
Rockwood Holdings, Inc.	5,700	381,330
Royal Gold, Inc.	4,300	209,238
Sherwin-Williams Co./The	20,100	3,661,818
SunCoke Energy, Inc. †	2,334	39,678
Valspar Corp./The	8,500	539,155
Vulcan Materials Co.	9,800	507,738
Westlake Chemical Corp.	12,800	1,339,648
WR Grace & Co. †	3,700	323,380

		29,318,771

Telecommunication Services - 0.4%
Crown Castle International Corp. †	8,300	606,149
Level 3 Communications, Inc. †	21,386	570,792
SBA Communications Corp., Class A †	23,400	1,882,764

		3,059,705

Utilities - 1.3%
AGL Resources, Inc.	7,100	326,813
American Water Works Co., Inc.	20,500	846,240

	SHARES	VALUE (Note 2)
Utilities - 1.3% (continued)
Atmos Energy Corp.	9,100	$387,569
Calpine Corp. †	27,100	526,553
Cleco Corp.	8,100	363,204
CMS Energy Corp.	23,000	605,360
DTE Energy Co.	18,200	1,200,836
Hawaiian Electric Industries, Inc.	11,500	288,650
ITC Holdings Corp.	7,500	703,950
National Fuel Gas Co.	5,400	371,304
NiSource, Inc.	5,300	163,717
OGE Energy Corp.	14,600	526,914
ONEOK, Inc.	22,400	1,194,368
Portland General Electric Co.	12,000	338,760
Questar Corp.	15,300	344,097
Sempra Energy	11,900	1,018,640
UIL Holdings Corp.	7,700	286,286
WGL Holdings, Inc.	6,900	294,699
Wisconsin Energy Corp.	15,100	609,738

		10,397,698

TOTAL COMMON STOCKS (cost $623,279,617)		773,030,100

MONEY MARKET FUNDS - 2.0%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $16,152,037)	16,152,037	16,152,037

TOTAL INVESTMENTS - 99.9% (cost $639,431,654)		789,182,137

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.1% (b)		471,308

NET ASSETS - 100.0%		$789,653,445

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.
(b)	Includes depreciation on futures contracts.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2) Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	69

Schedule of Investments	September 30, 2013

AQR MOMENTUM FUND

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED DEPRECIATION
Long Contracts:
197	Barclays Capital	S&P 500 E-Mini Futures	December 20, 2013	$16,690,532	$16,491,855	$(198,677)

Cash held as collateral with Barclays Capital for futures contracts was $769,083 at September 30, 2013.

The accompanying notes are an integral part of these financial statements.

70	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

COMMON STOCKS - 99.4%	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.3%
1-800-Flowers.com, Inc., Class A †	24,900	$122,757
AFC Enterprises, Inc. †	10,200	444,618
American Axle & Manufacturing Holdings, Inc. †	32,900	648,788
America’s Car-Mart, Inc. †	3,100	139,841
Arctic Cat, Inc.	7,800	444,990
Asbury Automotive Group, Inc. †	17,000	904,400
Ascent Capital Group, Inc., Class A †	4,800	386,976
Beazer Homes USA, Inc. †	7,380	132,840
Big 5 Sporting Goods Corp.	19,800	318,384
Black Diamond, Inc. †	2,900	35,264
Bob Evans Farms, Inc.	5,300	303,531
Bon-Ton Stores, Inc./The	16,900	178,295
Boyd Gaming Corp. †	42,100	595,715
Bridgepoint Education, Inc. †	7,900	142,516
Brown Shoe Co., Inc.	25,100	589,097
Caesars Entertainment Corp. †	34,200	674,082
Capella Education Co. †	3,000	169,680
Carmike Cinemas, Inc. †	14,400	317,952
Carriage Services, Inc.	20,100	389,940
Cavco Industries, Inc. †	1,300	74,035
Charles & Colvard Ltd. †	5,900	41,359
Christopher & Banks Corp. †	48,200	347,522
Churchill Downs, Inc.	3,600	311,472
Conn’s, Inc. †	14,900	745,596
Core-Mark Holding Co., Inc.	2,900	192,676
Cracker Barrel Old Country Store, Inc.	3,700	381,988
Cumulus Media, Inc., Class A †	26,100	138,330
Denny’s Corp. †	18,100	110,772
Destination Maternity Corp.	1,700	54,060
Destination XL Group, Inc. †	17,600	113,872
DeVry, Inc.	15,500	473,680
Dex Media, Inc. †	42,000	341,460
DineEquity, Inc.	6,900	476,100
Dixie Group, Inc./The †	2,100	23,394
Dorman Products, Inc.	19,964	989,216
Drew Industries, Inc.	5,900	268,686
Einstein Noah Restaurant Group, Inc.	3,600	62,352
Entercom Communications Corp., Class A †	4,700	41,266
Entravision Communications Corp., Class A	91,000	536,900
Ethan Allen Interiors, Inc.	4,400	122,628
EW Scripps Co., Class A †	23,500	431,225
Federal-Mogul Corp. †	26,100	438,219
Fiesta Restaurant Group, Inc. †	12,700	478,282
Fifth & Pacific Cos., Inc. †	10,000	251,300
Fred’s, Inc., Class A	7,400	115,810
Gentherm, Inc. †	8,800	167,904
G-III Apparel Group Ltd. †	10,800	589,572
Grand Canyon Education, Inc. †	13,600	547,808
Gray Television, Inc. †	62,600	491,410
Haverty Furniture Cos., Inc.	7,500	183,975
Helen of Troy Ltd. (Bermuda) †	2,700	119,340
hhgregg, Inc. †	17,400	311,634
Hovnanian Enterprises, Inc., Class A †	89,200	466,516
Iconix Brand Group, Inc. †	22,500	747,450

	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.3% (continued)
Interval Leisure Group, Inc.	14,500	$342,635
iRobot Corp. †	6,600	248,622
Jack in the Box, Inc. †	10,800	432,000
Jamba, Inc. †	11,680	156,279
Joe’s Jeans, Inc. †	28,200	30,174
Jones Group, Inc./The	14,500	217,645
Journal Communications, Inc., Class A †	7,300	62,415
K12, Inc. †	7,600	234,688
KB Home	30,600	551,412
Kirkland’s, Inc. †	5,000	92,200
Krispy Kreme Doughnuts, Inc. †	37,200	719,448
La-Z-Boy, Inc.	22,300	506,433
LeapFrog Enterprises, Inc. †	5,700	53,694
Lee Enterprises, Inc. †	38,600	101,904
Libbey, Inc. †	4,300	102,254
Lithia Motors, Inc., Class A	15,000	1,094,400
Loral Space & Communications, Inc.	9,000	609,570
Lumber Liquidators Holdings, Inc. †	10,400	1,109,160
M/I Homes, Inc. †	16,300	336,106
MarineMax, Inc. †	2,700	32,940
Marriott Vacations Worldwide Corp. †	18,200	800,800
McClatchy Co./The, Class A †	19,300	57,900
MDC Partners, Inc., Class A	12,600	352,548
Meredith Corp.	9,400	447,628
Meritage Homes Corp. †	2,000	85,900
Modine Manufacturing Co. †	20,700	302,841
Monarch Casino & Resort, Inc. †	8,700	165,126
Motorcar Parts of America, Inc. †	5,300	67,151
Movado Group, Inc.	10,800	472,500
Multimedia Games Holding Co., Inc. †	17,500	604,625
NACCO Industries, Inc., Class A	5,100	282,642
Nathan’s Famous, Inc. †	600	31,668
Nautilus, Inc. †	35,800	258,476
New York & Co., Inc. †	11,200	64,736
New York Times Co./The, Class A †	45,200	568,164
Nexstar Broadcasting Group, Inc., Class A	21,200	943,506
Office Depot, Inc. †	51,700	249,711
Orbitz Worldwide, Inc. †	55,500	534,465
Orient-Express Hotels Ltd., Class A (Bermuda) †	15,100	195,998
Overstock.com, Inc. †	16,800	498,456
Oxford Industries, Inc.	4,300	292,314
Pacific Sunwear of California, Inc. †	53,500	160,500
Papa John’s International, Inc.	4,100	286,508
Perry Ellis International, Inc.	10,100	190,284
Pinnacle Entertainment, Inc. †	20,900	523,545
Pool Corp.	2,900	162,777
Quiksilver, Inc. †	78,900	554,667
Red Robin Gourmet Burgers, Inc. †	4,100	291,510
Ruth’s Hospitality Group, Inc.	17,300	205,178
Ryland Group, Inc./The	17,100	693,234
Scholastic Corp.	3,800	108,870
Scientific Games Corp., Class A †	15,000	242,550
Select Comfort Corp. †	1,900	46,265
Shoe Carnival, Inc.	4,200	113,442
Shutterfly, Inc. †	18,600	1,039,368

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	71

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 18.3% (continued)
Sinclair Broadcast Group, Inc., Class A	5,700	$191,064
Skechers U.S.A., Inc., Class A †	5,700	177,327
Smith & Wesson Holding Corp. †	25,100	275,849
Sonic Automotive, Inc., Class A	13,200	314,160
Sonic Corp. †	28,000	497,000
Speed Commerce, Inc. †	25,500	83,640
Stage Stores, Inc.	6,800	130,560
Standard Motor Products, Inc.	18,100	582,096
Stein Mart, Inc.	18,700	256,564
Steiner Leisure Ltd. (Bahamas) †	1,700	99,331
Stoneridge, Inc. †	13,000	140,530
Sturm, Ruger & Co., Inc.	1,900	118,997
Texas Roadhouse, Inc.	12,500	328,500
Thor Industries, Inc.	20,000	1,160,800
Tile Shop Holdings, Inc. †	7,200	212,328
Tower International, Inc. †	18,300	365,817
Town Sports International Holdings, Inc.	5,300	68,794
Tuesday Morning Corp. †	34,500	526,815
Unifi, Inc. †	11,200	261,632
Universal Electronics, Inc. †	9,000	324,270
Valassis Communications, Inc.	10,000	288,800
ValueVision Media, Inc., Class A †	69,300	301,455
VOXX International Corp. †	6,800	93,160
Winnebago Industries, Inc. †	14,300	371,228
Zale Corp. †	28,400	431,680

		44,659,704

Consumer Staples - 3.1%
Andersons, Inc./The	3,500	244,650
B&G Foods, Inc.	6,500	224,575
Boston Beer Co., Inc./The, Class A †	3,100	757,051
Boulder Brands, Inc. †	22,400	359,296
Calavo Growers, Inc.	4,000	120,960
Cal-Maine Foods, Inc.	5,200	250,120
Chiquita Brands International, Inc. †	13,500	170,910
Coca-Cola Bottling Co. Consolidated	1,200	75,144
Dean Foods Co. †	10,050	193,965
Elizabeth Arden, Inc. †	5,000	184,600
Harbinger Group, Inc. †	20,700	214,659
Ingles Markets, Inc., Class A	1,900	54,587
Inter Parfums, Inc.	6,600	197,934
J&J Snack Foods Corp.	3,500	282,520
Medifast, Inc. †	11,500	309,235
Natural Grocers by Vitamin Cottage, Inc. †	4,100	162,770
Omega Protein Corp. †	13,000	132,210
Prestige Brands Holdings, Inc. †	23,700	713,844
Revlon, Inc., Class A †	5,000	138,850
Rite Aid Corp. †	56,500	268,940
Sanderson Farms, Inc.	3,500	228,340
Spartan Stores, Inc.	6,500	143,390
Star Scientific, Inc. †	64,200	122,622
SUPERVALU, Inc. †	105,400	867,442
Susser Holdings Corp. †	7,900	419,885
USANA Health Sciences, Inc. †	3,300	286,407
WD-40 Co.	4,600	298,540
Weis Markets, Inc.	2,000	97,880

		7,521,326

	SHARES	VALUE (Note 2)
Energy - 4.3%
Alon USA Energy, Inc.	5,600	$57,176
Approach Resources, Inc. †	500	13,140
Bonanza Creek Energy, Inc. †	17,000	820,420
Cheniere Energy, Inc. †	3,800	129,732
Crosstex Energy, Inc.	12,400	259,036
Dawson Geophysical Co. †	6,000	194,820
Delek US Holdings, Inc.	15,500	326,895
EPL Oil & Gas, Inc. †	19,600	727,356
Exterran Holdings, Inc. †	35,700	984,249
Geospace Technologies Corp. †	6,100	514,230
Green Plains Renewable Energy, Inc.	22,200	356,310
Gulf Island Fabrication, Inc.	3,100	75,981
Hercules Offshore, Inc. †	77,900	574,123
Hornbeck Offshore Services, Inc. †	3,600	206,784
Matador Resources Co. †	14,500	236,785
Mitcham Industries, Inc. †	5,800	88,682
Natural Gas Services Group, Inc. †	5,200	139,464
Newpark Resources, Inc. †	46,600	589,956
Parker Drilling Co. †	29,100	165,870
PDC Energy, Inc. †	14,900	887,146
PHI, Inc. †	1,900	71,649
Renewable Energy Group, Inc. †	14,400	218,160
Rentech, Inc.	52,300	103,554
REX American Resources Corp. †	4,300	132,182
Rex Energy Corp. †	23,600	526,280
RigNet, Inc. †	9,500	344,090
SemGroup Corp., Class A	13,300	758,366
Tesco Corp. †	6,000	99,420
TETRA Technologies, Inc. †	35,900	449,827
VAALCO Energy, Inc. †	13,800	77,004
Willbros Group, Inc. †	37,800	347,004

		10,475,691

Financials - 15.3%
1st Source Corp.	900	24,228
Agree Realty Corp. REIT	2,100	63,378
Alexander & Baldwin, Inc. †	3,900	140,478
American Equity Investment Life Holding Co.	13,500	286,470
Ameris Bancorp †	4,601	84,566
AMERISAFE, Inc.	4,000	142,040
Amtrust Financial Services, Inc.	13,000	507,780
Argo Group International Holdings Ltd. (Bermuda)	3,200	137,216
Arlington Asset Investment Corp., Class A	2,800	66,584
Ashford Hospitality Trust, Inc. REIT	28,900	356,626
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	8,600	214,312
Bancorp, Inc. †	9,100	161,252
Bank of the Ozarks, Inc.	17,000	815,830
Banner Corp.	12,000	457,920
BBCN Bancorp, Inc.	22,400	308,224
Beneficial Mutual Bancorp, Inc. †	2,600	25,922
Berkshire Hills Bancorp, Inc.	5,000	125,550
BlackRock Kelso Capital Corp.	15,700	148,993
BofI Holding, Inc. †	12,300	797,778
Boston Private Financial Holdings, Inc.	32,500	360,750
Cardinal Financial Corp.	6,300	104,139

The accompanying notes are an integral part of these financial statements.	(Continued)

72	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 15.3% (continued)
Chemical Financial Corp.	1,500	$41,880
City Holding Co.	1,300	56,212
CNO Financial Group, Inc.	12,500	180,000
Cohen & Steers, Inc.	3,000	105,930
Community Trust Bancorp, Inc.	3,300	133,947
Consumer Portfolio Services, Inc. †	39,700	235,421
CoreSite Realty Corp. REIT	9,200	312,248
Credit Acceptance Corp. †	318	35,238
CubeSmart REIT	8,400	149,856
Eagle Bancorp, Inc. †	8,439	238,739
eHealth, Inc. †	4,600	148,396
Employers Holdings, Inc.	3,300	98,142
Encore Capital Group, Inc. †	7,274	333,586
Enstar Group Ltd. (Bermuda) †	2,500	341,500
Evercore Partners, Inc., Class A	14,800	728,604
Farmers Capital Bank Corp. †	600	13,116
FBL Financial Group, Inc., Class A	7,100	318,790
FBR & Co. †	10,700	286,867
Federal Agricultural Mortgage Corp., Class C	7,100	236,998
FelCor Lodging Trust, Inc. REIT †	33,500	206,360
Fidelity Southern Corp.	7,300	111,982
Financial Engines, Inc.	18,500	1,099,640
First Busey Corp.	1,100	5,731
First Cash Financial Services, Inc. †	8,800	509,960
First Commonwealth Financial Corp.	18,100	137,379
First Financial Bancorp	1,700	25,789
First Financial Bankshares, Inc.	4,400	258,808
First Industrial Realty Trust, Inc. REIT	12,300	200,121
First Interstate Bancsystem, Inc.	4,500	108,675
First Merchants Corp.	9,200	159,436
First Midwest Bancorp, Inc.	10,800	163,188
Flagstar Bancorp, Inc. †	30,100	444,276
Forestar Group, Inc. †	13,900	299,267
FXCM, Inc., Class A	12,800	252,800
Geo Group, Inc./The REIT	7,526	250,240
Glacier Bancorp, Inc.	16,000	395,360
Gladstone Capital Corp.	7,300	63,729
Gladstone Commercial Corp. REIT	5,400	96,984
Gladstone Investment Corp.	9,900	69,795
Gramercy Property Trust, Inc. REIT †	20,400	84,660
Hanmi Financial Corp.	9,600	159,072
Hanover Insurance Group, Inc./The	4,400	243,408
HCI Group, Inc.	14,300	584,012
Hercules Technology Growth Capital, Inc.	14,300	218,075
HFF, Inc., Class A	13,000	325,650
Hilltop Holdings, Inc. †	17,700	327,450
Home BancShares, Inc.	21,200	643,844
Home Loan Servicing Solutions Ltd. (Cayman Islands)	15,300	336,753
HomeStreet, Inc.	7,500	144,750
Horace Mann Educators Corp.	8,000	227,040
Horizon Technology Finance Corp.	900	11,988
Independent Bank Corp.	1,500	53,550
Infinity Property & Casualty Corp.	3,300	213,180
International Bancshares Corp.	14,900	322,287
INTL FCStone, Inc. †	3,000	61,350

	SHARES	VALUE (Note 2)
Financials - 15.3% (continued)
Investment Technology Group, Inc. †	10,100	$158,772
Investors Bancorp, Inc.	13,700	299,756
KCAP Financial, Inc.	23,900	214,622
Kemper Corp.	7,000	235,200
Lakeland Financial Corp.	7,600	248,140
Maiden Holdings Ltd. (Bermuda)	15,800	186,598
Main Street Capital Corp.	6,600	197,538
MarketAxess Holdings, Inc.	10,282	617,331
Marlin Business Services Corp.	100	2,496
MB Financial, Inc.	7,700	217,448
Medallion Financial Corp.	7,700	114,576
Medical Properties Trust, Inc. REIT	27,700	337,109
Medley Capital Corp.	15,600	215,124
MGIC Investment Corp. †	138,500	1,008,280
Monmouth Real Estate Investment Corp., Class A REIT	8,600	78,002
Montpelier Re Holdings Ltd. (Bermuda)	14,200	369,910
MVC Capital, Inc.	4,300	56,158
National Health Investors, Inc. REIT	1,900	108,091
Nelnet, Inc., Class A	12,800	492,160
New Mountain Finance Corp.	14,200	204,622
One Liberty Properties, Inc. REIT	1,300	26,364
OneBeacon Insurance Group Ltd., Class A	14,400	212,544
Oritani Financial Corp.	10,200	167,892
PacWest Bancorp	6,400	219,904
Parkway Properties, Inc. REIT	23,100	410,487
Pennsylvania Real Estate Investment Trust REIT	12,000	224,400
Pinnacle Financial Partners, Inc. †	11,500	342,815
Piper Jaffray Cos. †	9,700	332,613
Platinum Underwriters Holdings Ltd. (Bermuda)	9,600	573,408
Portfolio Recovery Associates, Inc. †	4,100	245,754
Primerica, Inc.	10,100	407,434
Radian Group, Inc.	105,700	1,472,401
RAIT Financial Trust REIT	50,100	354,708
Ramco-Gershenson Properties Trust REIT	19,800	305,118
Regional Management Corp. †	2,200	69,960
Retail Opportunity Investments Corp. REIT	18,200	251,524
Rockville Financial, Inc.	2,700	35,100
Sabra Health Care REIT, Inc. REIT	16,000	368,160
Safeguard Scientifics, Inc. †	4,700	73,743
Safety Insurance Group, Inc.	1,900	100,643
Security National Financial Corp., Class A †	12,500	75,750
Southside Bancshares, Inc.	7,387	198,119
STAG Industrial, Inc. REIT	25,000	503,000
StanCorp Financial Group, Inc.	4,700	258,594
Stewart Information Services Corp.	16,100	515,039
Strategic Hotels & Resorts, Inc. REIT †	25,000	217,000
Symetra Financial Corp.	19,200	342,144
Synovus Financial Corp.	215,900	712,470
THL Credit, Inc.	10,700	167,134
TICC Capital Corp.	21,800	212,550
Tompkins Financial Corp.	1,500	69,330
Tree.com, Inc.	1,700	44,642

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	73

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 15.3% (continued)
Triangle Capital Corp.	13,700	$402,369
United Community Banks, Inc. †	14,700	220,500
Universal Health Realty Income Trust REIT	4,100	171,667
ViewPoint Financial Group, Inc.	21,200	438,204
Virtus Investment Partners, Inc. †	5,100	829,464
Walker & Dunlop, Inc. †	7,900	125,689
Walter Investment Management Corp. †	8,420	332,927
Washington Trust Bancorp, Inc.	2,400	75,432
WesBanco, Inc.	9,200	273,516
Western Alliance Bancorp †	27,400	518,682
WisdomTree Investments, Inc. †	65,500	760,455
World Acceptance Corp. †	400	35,968
WSFS Financial Corp.	2,000	120,500

		37,320,145

Health Care - 15.9%
Abaxis, Inc.	6,100	256,810
Acadia Healthcare Co., Inc. †	24,700	973,921
ACADIA Pharmaceuticals, Inc. †	51,600	1,417,452
Accuray, Inc. †	10,900	80,551
AcelRx Pharmaceuticals, Inc. †	44,900	483,573
Achillion Pharmaceuticals, Inc. †	5,000	15,100
Acorda Therapeutics, Inc. †	6,000	205,680
Addus HomeCare Corp. †	15,400	446,138
Aegerion Pharmaceuticals, Inc. †	11,100	951,381
Air Methods Corp.	500	21,300
Albany Molecular Research, Inc. †	26,900	346,741
Alliance HealthCare Services, Inc. †	7,300	202,137
Alnylam Pharmaceuticals, Inc. †	21,600	1,382,616
AMN Healthcare Services, Inc. †	26,000	357,760
Amsurg Corp. †	4,500	178,650
Anacor Pharmaceuticals, Inc. †	6,400	67,968
Analogic Corp.	4,000	330,560
AngioDynamics, Inc. †	3,100	40,920
Antares Pharma, Inc. †	62,000	251,720
Array BioPharma, Inc. †	4,800	29,856
ArthroCare Corp. †	5,000	177,900
AVANIR Pharmaceuticals, Inc., Class A †	43,800	185,712
Biolase, Inc. †	30,072	57,437
Bio-Reference Labs, Inc. †	2,500	74,700
BioScrip, Inc. †	31,000	272,180
BioTelemetry, Inc. †	41,000	406,310
Cadence Pharmaceuticals, Inc. †	21,500	135,665
Cambrex Corp. †	8,300	109,560
Cantel Medical Corp.	14,923	475,298
Capital Senior Living Corp. †	23,700	501,255
Cardiovascular Systems, Inc. †	14,500	290,725
Celldex Therapeutics, Inc. †	38,500	1,364,055
Celsion Corp. †	63,300	72,795
Cerus Corp. †	15,400	103,334
Chelsea Therapeutics International Ltd. †	52,600	158,326
Clovis Oncology, Inc. †	16,200	984,636
CONMED Corp.	3,700	125,763
Corvel Corp. †	3,200	118,304
Curis, Inc. †	40,700	181,522
Cynosure, Inc., Class A †	8,100	184,761
Cytokinetics, Inc. †	16,400	124,476

	SHARES	VALUE (Note 2)
Health Care - 15.9% (continued)
DexCom, Inc. †	33,500	$945,705
Dyax Corp. †	24,300	166,698
Endocyte, Inc. †	15,900	211,947
Endologix, Inc. †	6,400	103,232
Ensign Group, Inc./The	3,500	143,885
Exact Sciences Corp. †	6,200	73,222
ExamWorks Group, Inc. †	6,800	176,732
Five Star Quality Care, Inc. †	27,400	141,658
Furiex Pharmaceuticals, Inc. †	7,600	334,324
Galena Biopharma, Inc. †	85,900	194,993
GenMark Diagnostics, Inc. †	6,900	83,835
Gentiva Health Services, Inc. †	18,200	219,128
GTx, Inc. †	25,100	50,451
Hanger, Inc. †	4,800	162,048
HealthStream, Inc. †	14,300	541,684
Healthways, Inc. †	10,700	198,057
Hyperion Therapeutics, Inc. †	1,000	26,130
ICU Medical, Inc. †	1,700	115,481
Immunomedics, Inc. †	45,200	279,788
Insmed, Inc. †	34,700	541,667
Insulet Corp. †	15,700	568,968
Insys Therapeutics, Inc. †	4,700	164,453
InterMune, Inc. †	17,400	267,438
Jazz Pharmaceuticals PLC (Ireland) †	2,300	211,531
Keryx Biopharmaceuticals, Inc. †	81,100	819,110
Ligand Pharmaceuticals, Inc., Class B †	8,400	363,552
MannKind Corp. †	165,800	945,060
MedAssets, Inc. †	13,100	333,002
MedCath Corp. (3)†(a)	10,300	14,729
Medical Action Industries, Inc. †	4,600	30,544
Medicines Co./The †	1,000	33,520
Medidata Solutions, Inc. †	12,900	1,276,197
Merge Healthcare, Inc. †	30,200	78,822
Merit Medical Systems, Inc. †	7,600	92,188
MiMedx Group, Inc. †	49,600	206,832
Molina Healthcare, Inc. †	5,400	192,240
MWI Veterinary Supply, Inc. †	2,000	298,720
National Research Corp., Class B	4,000	119,440
Navidea Biopharmaceuticals, Inc. †	46,100	122,165
Nektar Therapeutics †	12,200	127,490
Neogen Corp. †	5,900	358,248
Neurocrine Biosciences, Inc. †	42,800	484,496
Novavax, Inc. †	71,700	226,572
NPS Pharmaceuticals, Inc. †	33,000	1,049,730
Omnicell, Inc. †	7,100	168,128
OPKO Health, Inc. †	91,400	805,234
Orexigen Therapeutics, Inc. †	47,600	292,264
Osiris Therapeutics, Inc. †	7,000	116,480
Pacific Biosciences of California, Inc. †	8,500	47,005
Pacira Pharmaceuticals, Inc. †	23,100	1,110,879
PAREXEL International Corp. †	5,200	261,196
Peregrine Pharmaceuticals, Inc. †	181,400	255,774
Pharmacyclics, Inc. †	1,000	138,420
Providence Service Corp./The †	9,600	275,424
Puma Biotechnology, Inc. †	13,100	702,946
Questcor Pharmaceuticals, Inc.	7,300	423,400
Quidel Corp. †	9,600	272,640

The accompanying notes are an integral part of these financial statements.	(Continued)

74	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 15.9% (continued)
Raptor Pharmaceutical Corp. †	33,800	$504,972
Repligen Corp. †	7,200	79,848
Repros Therapeutics, Inc. †	21,900	586,920
RTI Surgical, Inc. †	21,000	78,540
Sangamo Biosciences, Inc. †	31,800	333,264
Santarus, Inc. †	42,400	956,968
Sarepta Therapeutics, Inc. †	18,800	887,924
SciClone Pharmaceuticals, Inc. †	20,600	104,442
Spectranetics Corp. †	17,500	293,650
Staar Surgical Co. †	18,400	249,136
Sunesis Pharmaceuticals, Inc. †	50,800	251,968
Synageva BioPharma Corp. †	1,800	113,958
Synergy Pharmaceuticals, Inc. †	14,000	63,980
Synta Pharmaceuticals Corp. †	10,200	64,362
TearLab Corp. †	40,800	451,248
TESARO, Inc. †	18,600	720,564
TG Therapeutics, Inc. †	5,700	29,013
Threshold Pharmaceuticals, Inc. †	35,800	166,470
Universal American Corp.	19,100	145,542
US Physical Therapy, Inc.	3,000	93,240
Vanda Pharmaceuticals, Inc. †	19,600	215,012
Vascular Solutions, Inc. †	2,200	36,960
Verastem, Inc. †	3,500	43,540
Vical, Inc. †	32,800	41,000
Wright Medical Group, Inc. †	7,600	198,208
XenoPort, Inc. †	17,600	99,968
ZIOPHARM Oncology, Inc. †	15,300	60,435

		38,982,182

Industrials - 16.0%
AAON, Inc.	12,849	341,269
AAR Corp.	8,700	237,771
Aceto Corp.	7,400	115,588
Advisory Board Co./The †	4,100	243,868
Aegion Corp. †	6,800	161,364
Air Transport Services Group, Inc. †	6,600	49,434
Aircastle Ltd.	17,900	311,639
Alamo Group, Inc.	1,900	92,929
Albany International Corp., Class A	6,000	215,220
Allegiant Travel Co.	7,400	779,664
Altra Holdings, Inc.	6,500	174,915
AMERCO	1,100	202,543
American Railcar Industries, Inc.	11,000	431,530
American Woodmark Corp. †	7,600	263,340
Apogee Enterprises, Inc.	15,600	463,008
Argan, Inc.	2,300	50,531
Arkansas Best Corp.	19,200	492,864
Astec Industries, Inc.	4,900	176,204
Astronics Corp. †	7,700	382,767
Avis Budget Group, Inc. †	6,100	175,863
AZZ, Inc.	8,900	372,554
Barrett Business Services, Inc.	7,300	491,363
Beacon Roofing Supply, Inc. †	16,300	600,981
Briggs & Stratton Corp.	6,700	134,804
Builders FirstSource, Inc. †	37,900	222,852
CAI International, Inc. †	6,100	141,947
CBIZ, Inc. †	10,400	77,376
Ceco Environmental Corp.	3,000	42,240

	SHARES	VALUE (Note 2)
Industrials - 16.0% (continued)
Celadon Group, Inc.	3,900	$72,813
Chart Industries, Inc. †	2,400	295,296
CIRCOR International, Inc.	5,800	360,644
Coleman Cable, Inc.	10,300	217,433
Consolidated Graphics, Inc. †	4,100	229,846
Corporate Executive Board Co./The	5,800	421,196
Deluxe Corp.	9,700	404,102
DigitalGlobe, Inc. †	10,300	325,686
Douglas Dynamics, Inc.	6,500	95,745
Ducommun, Inc. †	5,400	154,872
DXP Enterprises, Inc. †	6,600	521,202
Dynamic Materials Corp.	1,400	32,452
Echo Global Logistics, Inc. †	4,100	85,854
Encore Wire Corp.	2,900	114,376
Energy Recovery, Inc. †	21,200	153,700
EnerNOC, Inc. †	20,200	302,798
EnerSys, Inc.	10,000	606,300
Engility Holdings, Inc. †	2,600	82,498
Erickson Air-Crane, Inc. †	12,400	194,184
Exponent, Inc.	4,900	352,016
Federal Signal Corp. †	22,100	284,427
Forward Air Corp.	2,500	100,875
Franklin Electric Co., Inc.	10,600	417,640
Furmanite Corp. †	4,000	39,600
G&K Services, Inc., Class A	5,900	356,301
GenCorp, Inc. †	36,200	580,286
Generac Holdings, Inc.	6,500	277,160
Gibraltar Industries, Inc. †	14,000	199,640
Global Power Equipment Group, Inc.	2,400	48,264
Gorman-Rupp Co./The	1,600	64,192
GP Strategies Corp. †	5,000	131,100
Granite Construction, Inc.	5,000	153,000
Great Lakes Dredge & Dock Corp.	33,500	248,570
H&E Equipment Services, Inc. †	15,800	419,648
Healthcare Services Group, Inc.	13,300	342,608
Herman Miller, Inc.	13,700	399,766
HNI Corp.	5,300	191,754
ICF International, Inc. †	1,700	60,197
InnerWorkings, Inc. †	12,900	126,678
Insteel Industries, Inc.	3,700	59,570
Interface, Inc.	18,400	365,056
JetBlue Airways Corp. †	26,600	177,156
John Bean Technologies Corp.	3,300	82,104
Kadant, Inc.	3,300	110,847
Kaman Corp.	5,100	193,086
Kelly Services, Inc., Class A	7,800	151,866
KEYW Holding Corp./The †	22,100	297,245
Kforce, Inc.	3,000	53,070
Lydall, Inc. †	6,000	103,020
Macquarie Infrastructure Co. LLC	2,800	149,912
Manitex International, Inc. †	2,400	26,232
MasTec, Inc. †	8,400	254,520
McGrath RentCorp.	4,400	157,080
Meritor, Inc. †	32,800	257,808
Middleby Corp./The †	1,100	229,801
Mistras Group, Inc. †	8,900	151,300
Mobile Mini, Inc. †	25,000	851,500

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	75

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 16.0% (continued)
Mueller Industries, Inc.	2,700	$150,309
Mueller Water Products, Inc., Class A	76,900	614,431
Multi-Color Corp.	6,200	210,366
Navigant Consulting, Inc. †	7,300	112,858
NN, Inc.	3,700	57,572
Odyssey Marine Exploration, Inc. †	26,100	78,561
On Assignment, Inc. †	27,700	914,100
Orion Marine Group, Inc. †	4,800	49,968
Park-Ohio Holdings Corp. †	4,600	176,732
Patrick Industries, Inc. †	19,800	594,990
Pendrell Corp. †	72,500	140,650
PGT, Inc. †	50,400	499,464
Pike Electric Corp.	11,800	133,576
Powell Industries, Inc. †	1,200	73,548
PowerSecure International, Inc. †	31,900	511,995
Primoris Services Corp.	13,000	331,110
Proto Labs, Inc. †	15,500	1,184,045
Quad/Graphics, Inc.	14,800	449,328
Quality Distribution, Inc. †	12,000	110,880
Quanex Building Products Corp.	9,800	184,534
Raven Industries, Inc.	6,400	209,344
RBC Bearings, Inc. †	2,800	184,492
Real Goods Solar, Inc., Class A †	52,700	147,560
Republic Airways Holdings, Inc. †	35,800	426,020
Revolution Lighting Technologies, Inc. †	158,400	405,504
Roadrunner Transportation Systems, Inc. †	7,600	214,624
Rush Enterprises, Inc., Class A †	5,900	156,409
Saia, Inc. †	15,300	477,054
Seaspan Corp. (Hong Kong)	3,700	90,539
SkyWest, Inc.	13,600	197,472
Sparton Corp. †	5,600	142,800
Spirit Airlines, Inc. †	29,000	993,830
Standex International Corp.	3,500	207,900
Steelcase, Inc., Class A	45,900	762,858
Sun Hydraulics Corp.	6,700	242,875
Swift Transportation Co. †	27,500	555,225
Taser International, Inc. †	43,800	653,058
Team, Inc. †	6,600	262,350
Tecumseh Products Co., Class A †	14,700	131,565
Tennant Co.	5,000	310,000
Thermon Group Holdings, Inc. †	10,600	244,966
Trex Co., Inc. †	9,700	480,441
TriMas Corp. †	17,600	656,480
TrueBlue, Inc. †	14,700	352,947
Tutor Perini Corp. †	10,900	232,388
Twin Disc, Inc.	2,000	52,260
UniFirst Corp.	4,100	428,122
United Stationers, Inc.	4,600	200,100
Universal Forest Products, Inc.	7,000	294,700
Universal Truckload Services, Inc.	2,800	74,648
US Ecology, Inc.	5,300	159,689
Viad Corp.	5,800	144,710
Wabash National Corp. †	23,600	275,176
WageWorks, Inc. †	19,900	1,003,955
Xerium Technologies, Inc. †	11,800	136,762
XPO Logistics, Inc. †	11,600	251,372
YRC Worldwide, Inc. †	7,400	124,912

		39,046,444

	SHARES	VALUE (Note 2)
Information Technology - 20.2%
3D Systems Corp. †	600	$32,394
Accelrys, Inc. †	7,200	70,992
ACI Worldwide, Inc. †	2,700	145,962
Actuate Corp. †	14,700	108,045
Acxiom Corp. †	21,500	610,385
Advanced Energy Industries, Inc. †	9,200	161,184
Advent Software, Inc.	9,200	292,100
Alliance Fiber Optic Products, Inc.	28,600	585,442
ANADIGICS, Inc. †	42,600	83,922
Angie’s List, Inc. †	31,300	704,250
Applied Micro Circuits Corp. †	35,800	461,820
ARRIS Group, Inc. †	14,300	243,958
Aspen Technology, Inc. †	4,000	138,200
ATMI, Inc. †	11,000	291,720
Axcelis Technologies, Inc. †	118,100	249,191
Badger Meter, Inc.	3,300	153,450
Blucora, Inc. †	19,000	436,620
Booz Allen Hamilton Holding Corp.	24,000	463,680
BroadSoft, Inc. †	5,700	205,371
Brooks Automation, Inc.	11,100	103,341
CalAmp Corp. †	31,400	553,582
Calix, Inc. †	27,100	344,983
Callidus Software, Inc. †	16,900	154,973
Carbonite, Inc. †	5,200	78,000
Cardtronics, Inc. †	5,400	200,340
CEVA, Inc. †	3,300	56,925
Checkpoint Systems, Inc. †	20,600	344,020
CIBER, Inc. †	10,100	33,330
Ciena Corp. †	22,600	564,548
Clearfield, Inc. †	13,900	186,677
Cognex Corp.	14,400	451,584
Computer Task Group, Inc.	4,100	66,256
comScore, Inc. †	13,300	385,301
Comtech Telecommunications Corp.	4,000	97,280
Concurrent Computer Corp.	9,100	65,702
Convergys Corp.	19,600	367,500
Cornerstone OnDemand, Inc. †	24,100	1,239,704
Cray, Inc. †	28,000	673,960
CSG Systems International, Inc.	7,000	175,350
CTS Corp.	2,000	31,540
Datalink Corp. †	6,400	86,528
Datawatch Corp. †	1,000	27,900
Dealertrack Technologies, Inc. †	1,300	55,692
Demandware, Inc. †	9,600	444,768
Diodes, Inc. †	6,200	151,900
E2open, Inc. †	3,400	76,160
eGain Corp. †	15,600	235,404
Electronics For Imaging, Inc. †	12,300	389,664
Ellie Mae, Inc. †	15,400	492,954
Entegris, Inc. †	9,600	97,440
Envestnet, Inc. †	14,000	434,000
EPAM Systems, Inc. †	17,000	586,500
Epiq Systems, Inc.	4,100	54,202
ePlus, Inc.	4,100	211,888
Euronet Worldwide, Inc. †	15,700	624,860
Exar Corp. †	16,200	217,242
ExlService Holdings, Inc. †	4,000	113,920

The accompanying notes are an integral part of these financial statements.	(Continued)

76	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 20.2% (continued)
Fair Isaac Corp.	6,200	$342,736
FEI Co.	1,900	166,820
Finisar Corp. †	10,800	244,404
Forrester Research, Inc.	3,800	139,688
Global Cash Access Holdings, Inc. †	38,500	300,685
Glu Mobile, Inc. †	38,000	106,020
Guidewire Software, Inc. †	7,600	358,036
Harmonic, Inc. †	30,200	232,238
Hutchinson Technology, Inc. †	57,200	199,056
Immersion Corp. †	33,900	447,141
Imperva, Inc. †	5,500	231,110
Infinera Corp. †	59,600	674,076
Infoblox, Inc. †	9,500	397,290
Information Services Group, Inc. †	12,800	52,992
Insight Enterprises, Inc. †	11,200	211,904
Integrated Device Technology, Inc. †	52,100	490,782
Integrated Silicon Solution, Inc. †	7,500	81,675
Interactive Intelligence Group, Inc. †	9,000	571,410
InterDigital, Inc.	11,800	440,494
Internap Network Services Corp. †	7,800	54,210
IntraLinks Holdings, Inc. †	11,800	103,840
Ixia †	10,800	169,236
j2 Global, Inc.	16,700	826,984
Kulicke & Soffa Industries, Inc. (Singapore) †	17,100	197,505
Lexmark International, Inc., Class A	23,600	778,800
Littelfuse, Inc.	2,900	226,838
LivePerson, Inc. †	20,251	191,169
Manhattan Associates, Inc. †	8,300	792,235
Mattson Technology, Inc. †	45,400	108,506
MAXIMUS, Inc.	8,400	378,336
Measurement Specialties, Inc. †	5,000	271,200
Mentor Graphics Corp.	8,000	186,960
Mercury Systems, Inc. †	4,500	44,955
Meru Networks, Inc. †	19,700	64,419
Methode Electronics, Inc.	21,400	599,200
Mitek Systems, Inc. †	30,400	157,472
Monolithic Power Systems, Inc.	12,700	384,556
Monotype Imaging Holdings, Inc.	15,000	429,900
Move, Inc. †	14,400	244,080
MTS Systems Corp.	2,200	141,570
Nanometrics, Inc. †	8,800	141,856
Netlist, Inc. †	13,900	11,190
Netscout Systems, Inc. †	14,200	363,094
NetSol Technologies, Inc. †	14,600	146,438
NIC, Inc.	25,600	591,616
Novatel Wireless, Inc. †	18,600	48,546
NVE Corp. †	1,200	61,248
OpenTable, Inc. †	10,000	699,800
Parkervision, Inc. †	91,700	307,195
PC Connection, Inc.	1,300	19,617
PDF Solutions, Inc. †	17,700	376,125
Perficient, Inc. †	4,500	82,620
Power Integrations, Inc.	4,700	254,505
Procera Networks, Inc. †	9,600	148,704
Proofpoint, Inc. †	16,300	523,556
PROS Holdings, Inc. †	12,600	430,794
Rambus, Inc. †	70,200	659,880

	SHARES	VALUE (Note 2)
Information Technology - 20.2% (continued)
Rogers Corp. †	3,100	$184,388
Rudolph Technologies, Inc. †	15,000	171,000
Sanmina Corp. †	30,400	531,696
SciQuest, Inc. †	2,000	44,920
Seachange International, Inc. †	4,300	49,321
Silicon Graphics International Corp. †	27,200	442,000
Sonus Networks, Inc. †	123,400	417,092
SPS Commerce, Inc. †	8,300	555,436
SS&C Technologies Holdings, Inc. †	8,500	323,850
Stamps.com, Inc. †	8,700	399,591
Stratasys Ltd. †	2,600	263,276
SunEdison, Inc. †	125,200	997,844
SunPower Corp. †	45,400	1,187,664
Super Micro Computer, Inc. †	9,400	127,276
Supertex, Inc.	1,000	25,340
support.com, Inc. †	22,100	120,445
Synaptics, Inc. †	5,700	252,396
Synchronoss Technologies, Inc. †	12,700	483,362
SYNNEX Corp. †	6,600	405,570
Take-Two Interactive Software, Inc. †	39,200	711,872
TeleCommunication Systems, Inc., Class A †	17,900	44,034
Telenav, Inc. †	9,300	54,312
TeleTech Holdings, Inc. †	2,500	62,725
Tessco Technologies, Inc.	2,900	97,730
TriQuint Semiconductor, Inc. †	29,900	243,087
Trulia, Inc. †	5,100	239,853
Tyler Technologies, Inc. †	11,700	1,023,399
Ubiquiti Networks, Inc.	20,800	698,672
Ultimate Software Group, Inc./The †	800	117,920
Ultratech, Inc. †	9,500	287,850
Uni-Pixel, Inc. †	14,600	258,858
United Online, Inc.	28,600	228,228
ValueClick, Inc. †	34,500	719,325
Veeco Instruments, Inc. †	6,400	238,272
Virtusa Corp. †	7,600	220,856
Vishay Intertechnology, Inc. †	28,200	363,498
Web.com Group, Inc. †	22,300	721,182
WebMD Health Corp. †	25,823	738,538
Yelp, Inc. †	19,900	1,316,982
Zhone Technologies, Inc. †	26,200	82,530
Zillow, Inc., Class A †	12,600	1,063,062
Zix Corp. †	25,400	124,206

		49,461,374

Materials - 4.6%
A Schulman, Inc.	9,100	268,086
A.M. Castle & Co. †	11,100	178,710
Advanced Emissions Solutions, Inc. †	6,000	256,320
AEP Industries, Inc. †	2,400	178,344
American Pacific Corp. †	9,000	492,840
American Vanguard Corp.	6,300	169,596
Balchem Corp.	4,800	248,400
Chemtura Corp. †	1,600	36,784
Clearwater Paper Corp. †	7,300	348,721
Deltic Timber Corp.	1,900	123,766
Flotek Industries, Inc. †	16,900	388,700
FutureFuel Corp.	3,800	68,248

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	77

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 4.6% (continued)
Graphic Packaging Holding Co. †	19,900	$170,344
H.B. Fuller Co.	4,100	185,279
Hawkins, Inc.	600	22,644
Haynes International, Inc.	1,400	63,462
Headwaters, Inc. †	42,400	381,176
Innophos Holdings, Inc.	3,500	184,730
Innospec, Inc.	6,700	312,622
Kaiser Aluminum Corp.	6,100	434,625
KapStone Paper and Packaging Corp.	23,100	988,680
Koppers Holdings, Inc.	3,700	157,805
Landec Corp. †	2,900	35,380
Material Sciences Corp. †	700	6,566
Minerals Technologies, Inc.	7,900	390,023
Myers Industries, Inc.	10,900	219,199
Neenah Paper, Inc.	4,000	157,240
Olympic Steel, Inc.	1,000	27,780
OM Group, Inc. †	5,000	168,900
PH Glatfelter Co.	5,400	146,178
PolyOne Corp.	14,500	445,295
Quaker Chemical Corp.	5,200	379,860
RTI International Metals, Inc. †	5,500	176,220
Schweitzer-Mauduit International, Inc.	8,200	496,346
Stepan Co.	7,500	432,975
Texas Industries, Inc. †	9,900	656,469
Tredegar Corp.	12,200	317,200
US Concrete, Inc. †	10,900	218,654
US Silica Holdings, Inc.	21,900	545,310
Worthington Industries, Inc.	16,200	557,766
Zoltek Cos., Inc. †	11,900	198,611

		11,235,854

Telecommunication Services - 1.1%
8x8, Inc. †	64,800	652,536
Atlantic Tele-Network, Inc.	2,200	114,686
Cincinnati Bell, Inc. †	39,600	107,712
Cogent Communications Group, Inc.	19,100	615,975
General Communication, Inc., Class A †	4,600	43,792
IDT Corp., Class B	20,400	362,100
inContact, Inc. †	14,500	119,915
Lumos Networks Corp.	9,100	197,197
NTELOS Holdings Corp.	6,450	121,260
Premiere Global Services, Inc. †	10,600	105,576
Straight Path Communications, Inc., Class B †	5,700	29,982
Vonage Holdings Corp. †	70,600	221,684

		2,692,415

Utilities - 0.6%
American States Water Co.	12,600	347,256
Chesapeake Utilities Corp.	7,400	388,426
Connecticut Water Service, Inc.	2,900	93,264
Consolidated Water Co., Ltd. (Cayman Islands)	2,900	43,413
MGE Energy, Inc.	3,600	196,380
Middlesex Water Co.	3,200	68,448

	SHARES	VALUE (Note 2)
Utilities - 0.6% (continued)
Otter Tail Corp.	5,700	$157,320
Unitil Corp.	4,200	122,934

		1,417,441

TOTAL COMMON STOCKS (cost $186,121,338)		242,812,576

PREFERRED STOCKS - 0.0% (b)

Utilities - 0.0% (b)
Genie Energy Ltd., Perpetual Preferred Stock, Series 12-A †, 7.50%, 11/15/16 (c)
(cost $53,422)	5,900	46,964

RIGHTS - 0.0%(b)

Information Technology - 0.0% (b)
Gerber Scientific, Inc., (3)†(a) (cost $—)	4,000	—

WARRANTS - 0.0% (b)

Energy - 0.0% (b)
Magnum Hunter Resources Corp. † (cost $—)	2,980	21

MONEY MARKET FUNDS - 5.1%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(d)
(cost $12,359,705)	12,359,705	12,359,705

TOTAL INVESTMENTS - 104.5% (cost $198,534,465)		255,219,266

LIABILITIES IN EXCESS OF OTHER ASSETS - (4.5%) (e)		(10,875,483)

NET ASSETS - 100.0%		$244,343,783

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Security fair valued as of September 30, 2013 using procedures approved by the Board of Trustees. The total value of positions fair valued was $14,729 or 0.0% of total net assets.
(b)	Represents less than 0.05 percent of net assets.
(c)	Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of September 30, 2013.
(d)	Represents annualized seven-day yield as of September 30, 2013.
(e)	Includes appreciation on futures contracts.

All securities are Level 1, with respect to ASC 820 unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).
(3)	Level 3 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

78	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED APPRECIATION
Long Contracts:
15	Barclays Capital	E-Mini Russell 2000 Futures	December 20, 2013	$1,594,044	$1,607,100	$13,056

Cash held as collateral with Barclays Capital for futures contracts was $35,095 at September 30, 2013.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	79

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 98.1%	SHARES	VALUE (Note 2)
Australia - 9.2%
ALS Ltd.	11,725	$114,856
Amcor Ltd.	130,557	1,273,792
AMP Ltd.	37,576	161,754
Atlas Iron Ltd.	18,245	14,872
Aurizon Holdings Ltd.	27,946	122,103
Australia & New Zealand Banking Group Ltd.	27,610	793,853
Brambles Ltd.	77,311	657,443
Caltex Australia Ltd.	4,085	70,577
CFS Retail Property Trust Group REIT	41,469	77,547
Coca-Cola Amatil Ltd.	10,216	116,996
Cochlear Ltd.	3,817	215,589
Commonwealth Bank of Australia	33,805	2,246,685
Commonwealth Property Office Fund REIT	75,980	80,936
Crown Ltd.	42,866	622,375
CSL Ltd.	73,161	4,366,837
Dexus Property Group REIT	90,954	85,142
Goodman Group REIT	53,923	245,714
GPT Group REIT	38,389	124,555
Insurance Australia Group Ltd.	152,959	838,498
Macquarie Group Ltd.	14,246	638,239
Mesoblast Ltd. †	10,394	55,321
Mirvac Group REIT	60,599	98,515
National Australia Bank Ltd.	30,459	975,942
New Hope Corp. Ltd.	3,113	11,308
OZ Minerals Ltd.	4,289	17,792
Paladin Energy Ltd. †	12,165	5,541
Ramsay Health Care Ltd.	29,250	987,957
Shopping Centres Australasia Property Group REIT	3,776	5,395
Sonic Healthcare Ltd.	6,491	98,044
Suncorp Group Ltd.	66,225	809,903
Telecom Corp of New Zealand Ltd.	36,210	69,266
Telstra Corp. Ltd.	375,951	1,744,487
Wesfarmers Ltd.	32,711	1,256,639
Westfield Group REIT	93,579	961,651
Westfield Retail Trust REIT	145,956	404,601
Westpac Banking Corp.	79,227	2,421,719
Woolworths Ltd.	37,837	1,236,444
WorleyParsons Ltd.	2,954	67,156

		24,096,044

Austria - 0.5%
Andritz AG	3,800	223,629
Erste Group Bank AG	14,518	458,793
Immofinanz AG NPV †	63,665	277,933
Lenzing AG	606	45,009
OMV AG	4,423	218,404
Raiffeisen Bank International AG	3,673	120,238

		1,344,006

Belgium - 1.1%
Ageas	11,340	459,511
Anheuser-Busch InBev NV	17,502	1,736,159
Belgacom SA	2,566	68,248
RTL Group SA	766	77,687
UCB SA	6,382	388,402
Umicore SA	2,884	140,044

		2,870,051

	SHARES	VALUE (Note 2)
Canada - 8.2%
Alimentation Couche Tard, Inc., Class B (1)	13,400	$835,443
Atco Ltd., Class I (1)	2,000	86,772
Boardwalk Real Estate Investment Trust REIT (1)	1,500	83,894
Brookfield Office Properties, Inc. (1)	7,200	137,982
Calloway Real Estate Investment Trust REIT (1)	3,200	75,647
Canadian National Railway Co. (1)	7,800	790,336
Canadian Pacific Railway Ltd. (1)	27,400	3,380,677
Canadian Utilities Ltd., Class A (1)	3,400	116,948
CGI Group, Inc., Class A (1)†	10,200	357,973
CI Financial Corp. (1)	7,700	232,783
Constellation Software, Inc. (1)	2,000	352,624
Dollarama, Inc. (1)	4,000	325,072
Domtar Corp. (1)	900	71,498
Emera, Inc. (1)	2,100	60,734
Empire Co., Ltd., Class A (1)	1,100	79,420
First Capital Realty, Inc. (1)	3,800	62,457
Gildan Activewear, Inc. (1)	18,200	844,580
Husky Energy, Inc. (1)	8,100	232,923
Industrial Alliance Insurance & Financial Services, Inc. (1)	7,800	329,553
Keyera Corp. (1)	1,700	96,615
Loblaw Cos., Ltd. (1)	70,100	3,097,181
Magna International, Inc. (1)	30,500	2,515,388
Manulife Financial Corp. (1)	101,600	1,680,757
Methanex Corp. (1)	7,100	364,495
Metro, Inc. (1)	4,200	262,711
Onex Corp. (1)	2,400	126,052
Paramount Resources Ltd., Class A (1)†	2,400	83,809
Rogers Communications, Inc., Class B (1)	32,300	1,388,833
Sun Life Financial, Inc. (1)	67,400	2,152,769
Tourmaline Oil Corp. (1)†	23,100	938,532
West Fraser Timber Co., Ltd. (1)	2,300	206,968

		21,371,426

Denmark - 1.3%
Carlsberg A/S, Class B	3,117	321,247
Coloplast A/S, Class B	33,945	1,933,398
Danske Bank A/S †	11,758	253,559
DSV A/S	2,710	76,900
Novo Nordisk A/S, Class B	2,415	409,015
Tryg A/S	5,116	471,292

		3,465,411

Finland - 1.4%
Kone OYJ, Class B	7,497	669,650
Konecranes OYJ	3,800	127,993
Nokia OYJ †	94,969	621,280
Orion OYJ, Class B	4,687	118,269
Sampo, A Shares	38,512	1,656,649
Wartsila OYJ	8,465	382,928

		3,576,769

France - 5.9%
Air Liquide SA	3,601	501,754
AXA SA	25,427	590,131

The accompanying notes are an integral part of these financial statements.	(Continued)

80	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
France - 5.9% (continued)
BNP Paribas SA	23,026	$1,557,582
Bureau Veritas SA	2,364	74,619
Christian Dior SA	1,623	318,536
Cie Generale des Etablissements Michelin	1,933	214,373
Credit Agricole SA †	76,413	842,581
Dassault Systemes SA	1,844	246,124
Edenred	3,620	117,609
Essilor International SA	3,545	381,266
European Aeronautic Defence and Space Co. NV	14,060	895,934
Eutelsat Communications SA	3,108	98,231
Hermes International	1,274	458,706
Iliad SA	3,202	746,908
Kering	2,717	608,884
Lafarge SA	5,316	370,931
L’Oreal SA	7,307	1,254,228
LVMH Moet Hennessy Louis Vuitton SA	971	191,350
Natixis	99,537	476,613
Pernod Ricard SA	4,394	545,628
Publicis Groupe SA	5,534	440,220
Rexel SA	4,367	111,105
Safran SA	2,192	135,007
Sanofi	27,404	2,775,392
Schneider Electric SA	4,553	385,264
SCOR SE	2,421	80,234
SEB SA	592	51,915
Sodexo	1,964	183,275
Technip SA	1,542	181,034
Total SA	6,227	360,935
Unibail-Rodamco SE REIT	1,155	286,543

		15,482,912

Germany - 4.0%
Bayer AG	27,455	3,237,792
Beiersdorf AG	12,384	1,099,543
Deutsche Lufthansa AG †	26,823	523,265
Deutsche Post AG	63,837	2,117,349
GEA Group AG	2,796	114,914
Hannover Rueck SE	4,457	327,528
MAN SE	1,150	137,111
Merck KGaA	8,876	1,385,388
Muenchener Rueckversicherungs AG	6,099	1,192,243
SAP AG	2,925	216,319
Suedzucker AG	6,605	194,483

		10,545,935

Hong Kong - 4.5%
AAC Technologies Holdings, Inc.	35,500	161,853
AIA Group Ltd.	19,400	91,288
ASM Pacific Technology Ltd.	9,700	98,538
BOC Hong Kong Holdings Ltd.	123,000	395,198
Cheung Kong Holdings Ltd.	13,000	197,903
Cheung Kong Infrastructure Holdings Ltd.	10,000	69,359
CLP Holdings Ltd.	1,500	12,217
First Pacific Co., Ltd.	72,000	79,582
Galaxy Entertainment Group Ltd. †	248,000	1,742,704
Giordano International Ltd.	64,000	58,404
Hang Seng Bank Ltd.	22,500	366,935

	SHARES	VALUE (Note 2)
Hong Kong - 4.5% (continued)
Henderson Land Development Co., Ltd.	64,900	$400,443
Hong Kong & China Gas Co., Ltd.	193,600	466,034
Hongkong Land Holdings Ltd.	84,000	553,502
Hopewell Holdings Ltd.	32,000	107,201
Hutchison Whampoa Ltd.	11,000	131,929
Hysan Development Co., Ltd.	25,000	111,612
Lifestyle International Holdings Ltd.	33,500	71,288
Lifestyle Properties Development Ltd. †	1,675	400
Link REIT/The REIT	59,500	290,903
Melco International Development Ltd.	103,000	276,818
MGM China Holdings Ltd.	147,600	490,905
MTR Corp. Ltd.	60,500	239,538
New World Development Co., Ltd.	196,000	294,568
NWS Holdings Ltd.	61,000	94,824
Orient Overseas International Ltd.	19,000	111,716
Sands China Ltd.	400,800	2,481,158
Shangri-La Asia Ltd.	24,000	39,760
Sino Land Co., Ltd.	168,000	247,512
SJM Holdings Ltd.	79,000	222,602
SmarTone Telecommunications Holdings Ltd.	31,500	41,743
Stella International Holdings Ltd.	32,500	83,466
Swire Properties Ltd.	50	140
Techtronic Industries Co.	70,000	182,478
Television Broadcasts Ltd.	10,000	63,088
Wharf Holdings Ltd.	136,000	1,178,422
Wheelock & Co., Ltd.	41,000	217,501

		11,673,532

Israel - 0.9%
Bank Hapoalim BM	75,018	379,605
Bezeq The Israeli Telecommunication Corp. Ltd.	502,277	923,345
Frutarom Industries Ltd.	2,840	51,835
Harel Insurance Investments & Financial Services Ltd.	6,075	34,845
Israel Chemicals Ltd.	25,004	211,142
Israel Corp. Ltd./The †	62	32,757
Israel Discount Bank Ltd., Class A †	89,515	161,364
Mellanox Technologies Ltd. (1)†	1,786	67,797
Osem Investments Ltd.	1,716	38,359
Partner Communications Co., Ltd. †	9,437	75,579
Shikun & Binui Ltd.	42,765	100,212
Strauss Group Ltd.	1,924	33,886
Teva Pharmaceutical Industries Ltd.	5,105	192,913

		2,303,639

Italy - 0.9%
Davide Campari-Milano SpA	11,007	95,564
Exor SpA	4,986	187,616
Gtech Spa	13,558	387,946
Luxottica Group SpA	15,970	846,280
Pirelli & C. SpA	20,366	265,192
Prysmian SpA	14,955	366,699
Salvatore Ferragamo SpA	5,363	184,879

		2,334,176

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	81

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 33.9%
77 Bank Ltd./The	35,000	$172,739
Acom Co., Ltd. †	306,600	1,159,264
Advantest Corp.	5,300	61,511
Aeon Credit Service Co., Ltd.	12,200	384,287
Aeon Mall Co., Ltd.	16,390	487,883
Aiful Corp. †	564,900	2,890,755
Asics Corp.	16,000	276,517
Bank of Yokohama Ltd./The	34,000	194,993
Bridgestone Corp.	25,400	930,871
Calsonic Kansei Corp.	14,000	75,182
Casio Computer Co., Ltd.	53,700	498,555
Central Japan Railway Co.	2,000	256,710
Century Tokyo Leasing Corp.	4,800	151,105
Chiba Bank Ltd./The	27,000	197,733
Chugoku Bank Ltd./The	5,000	70,431
Cosmos Pharmaceutical Corp.	4,300	567,192
Credit Saison Co., Ltd.	3,800	103,480
Daido Steel Co., Ltd.	12,000	70,653
Dai-ichi Life Insurance Co., Ltd./The	23,100	330,814
Daikin Industries Ltd.	14,500	773,920
Dainippon Screen Manufacturing Co., Ltd. †	7,000	38,592
Dainippon Sumitomo Pharma Co., Ltd.	28,200	385,377
Daiwa House Industry Co., Ltd.	11,000	207,800
Daiwa Securities Group, Inc.	251,000	2,265,188
Denso Corp.	25,100	1,177,739
Fast Retailing Co., Ltd.	2,600	980,592
Fuji Heavy Industries Ltd.	59,000	1,644,073
Fukuoka Financial Group, Inc.	41,000	185,648
GungHo Online Entertainment, Inc. †	1,456	1,140,170
Hikari Tsushin, Inc.	2,600	163,508
Hino Motors Ltd.	50,000	741,022
Hirose Electric Co., Ltd.	1,400	215,502
Hisamitsu Pharmaceutical Co., Inc.	700	39,124
Hitachi Capital Corp.	8,600	207,824
Hitachi Ltd.	660	4,373
Hitachi Transport System Ltd.	3,200	44,577
Honda Motor Co., Ltd.	12,600	481,607
Hoshizaki Electric Co., Ltd.	3,200	110,578
Ichigo Group Holdings Co., Ltd.	179,800	857,393
IHI Corp.	27,000	114,173
Industrial & Infrastructure Fund Investment Corp. REIT	9	85,440
Isetan Mitsukoshi Holdings Ltd.	12,900	191,784
Isuzu Motors Ltd.	173,000	1,146,806
J Front Retailing Co., Ltd.	27,000	219,310
Jafco Co., Ltd.	10,900	524,919
Japan Prime Realty Investment Corp. REIT	56	196,699
Japan Tobacco, Inc.	19,700	710,181
Joyo Bank Ltd./The	53,000	285,111
Kakaku.com, Inc.	25,000	584,443
Kansai Electric Power Co., Inc./The	38,400	493,981
Keyence Corp.	840	319,615
Kintetsu Corp.	14,000	52,273
Kubota Corp.	54,000	784,840
Kyushu Electric Power Co., Inc. †	29,000	414,942
M3, Inc.	69	191,341

	SHARES	VALUE (Note 2)
Japan - 33.9% (continued)
Makita Corp.	7,300	$425,322
Matsui Securities Co., Ltd.	84,500	937,702
Mazda Motor Corp. †	341,000	1,532,912
Mitsubishi Electric Corp.	22,000	232,142
Mitsubishi Estate Co., Ltd.	78,000	2,311,586
Mitsubishi Heavy Industries, Ltd.	97,000	559,377
Mitsubishi Logistics Corp.	21,000	318,422
Mitsubishi Motors Corp. †	113,500	1,261,021
Mitsubishi UFJ Financial Group, Inc.	586,700	3,763,304
Mitsui Fudosan Co., Ltd.	46,000	1,553,391
Mizuho Financial Group, Inc.	951,000	2,067,429
MS&AD Insurance Group Holdings	9,300	243,759
Murata Manufacturing Co., Ltd.	4,200	321,737
NEC Corp.	142,000	329,903
NHK Spring Co., Ltd.	12,500	128,417
Nippon Express Co., Ltd.	39,000	195,970
Nippon Television Holdings, Inc.	5,100	94,647
Nishi-Nippon City Bank Ltd./The	21,000	57,317
Nissan Motor Co., Ltd.	31,100	313,884
Nitto Denko Corp.	9,200	599,967
Nomura Holdings, Inc.	422,600	3,305,458
Nomura Real Estate Holdings, Inc.	16,900	417,260
Nomura Research Institute Ltd.	3,500	121,590
NSK Ltd.	22,000	225,672
NTT Urban Development Corp.	34,000	448,268
Obayashi Corp.	38,000	227,391
Odakyu Electric Railway Co., Ltd.	28,000	278,726
Okasan Securities Group, Inc.	101,000	934,247
Olympus Corp. †	14,400	439,866
Omron Corp.	6,800	246,322
Orient Corp. †	488,000	1,352,177
ORIX Corp.	107,600	1,759,037
Orix JREIT, Inc. REIT	34	43,196
Otsuka Corp.	2,000	255,920
Ricoh Co., Ltd.	13,000	150,637
Sekisui Chemical Co., Ltd.	27,000	275,404
Sekisui House Ltd.	31,000	418,174
Seven & I Holdings Co., Ltd.	1,200	43,992
Seven Bank Ltd.	56,100	187,929
Sharp Corp. †	83,000	306,095
Shimano, Inc.	4,000	357,723
Shin-Etsu Chemical Co., Ltd.	10,600	650,375
Shinsei Bank Ltd.	372,000	907,923
Shionogi & Co., Ltd.	18,000	378,923
SKY Perfect JSAT Holdings, Inc.	13,300	69,322
SMC Corp.	1,000	238,666
Softbank Corp.	34,700	2,409,829
Sony Corp.	28,200	605,309
Sugi Holdings Co., Ltd.	2,600	111,634
Sumitomo Forestry Co., Ltd.	9,300	101,126
Sumitomo Mitsui Financial Group, Inc.	66,700	3,229,978
Sumitomo Mitsui Trust Holdings, Inc.	140,000	695,809
Sumitomo Realty & Development Co., Ltd.	27,000	1,286,886
Sumitomo Rubber Industries Ltd.	10,900	168,714
Suruga Bank Ltd.	31,000	534,401
Suzuki Motor Corp.	5,800	139,791
Sysmex Corp.	2,300	147,085

The accompanying notes are an integral part of these financial statements.	(Continued)

82	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 33.9% (continued)
Taiheiyo Cement Corp.	49,000	$214,270
Takara Bio, Inc.	10,400	251,386
Toho Gas Co., Ltd.	17,000	89,109
Tohoku Electric Power Co., Inc. †	34,400	423,758
Tokai Tokyo Financial Holdings, Inc.	54,700	458,932
Tokio Marine Holdings, Inc.	11,400	373,749
Tokyo Electric Power Co., Inc †	635,800	3,960,940
Tokyo Tatemono Co., Ltd.	90,000	827,484
Tokyu Corp.	57,000	407,377
Tokyu Land Corp.	74,000	770,023
Toshiba Corp.	37,000	166,748
Toshiba TEC Corp.	25,000	154,355
Toyoda Gosei Co., Ltd.	6,000	148,334
Toyota Industries Corp.	11,600	502,281
Toyota Motor Corp.	133,500	8,562,363
Toyota Tsusho Corp.	18,400	482,470
Tsuruha Holdings, Inc.	3,500	308,803
USS Co., Ltd.	12,500	180,991
Wacom Co., Ltd.	18,400	176,998
Yahoo Japan Corp.	183,900	1,046,349
Yakult Honsha Co., Ltd.	5,200	261,079
Yamaha Motor Co., Ltd.	29,900	439,776
Yokogawa Electric Corp.	8,300	118,545
Yokohama Rubber Co., Ltd./The	30,000	297,127

		88,203,451

Netherlands - 1.7%
Akzo Nobel NV	2,823	185,473
ASML Holding NV	15,350	1,516,197
CNH Industrial NV †	11,479	147,218
Gemalto NV	3,241	347,893
Heineken Holding NV	9,229	583,505
Heineken NV	14,113	999,861
Koninklijke Philips NV	17,817	574,795
Koninklijke Vopak NV	762	43,670

		4,398,612

New Zealand - 0.1%
Fletcher Building Ltd.	26,324	207,629

Norway - 0.2%
Golar LNG Ltd.	2,009	75,235
Marine Harvest ASA	140,424	149,962
Telenor ASA	10,790	246,589

		471,786

Portugal - 0.1%
Jeronimo Martins SGPS SA	6,068	124,524
Portugal Telecom SGPS SA	7,413	33,424

		157,948

Singapore - 1.6%
Ascendas Real Estate Investment Trust REIT	206,000	374,815
CapitaCommercial Trust REIT	117,000	135,083
CapitaLand Ltd.	58,000	143,016
CapitaMall Trust REIT	149,000	232,802
CapitaMalls Asia Ltd.	92,000	143,521
Dairy Farm International Holdings, Ltd.	6,300	63,668

	SHARES	VALUE (Note 2)
Singapore - 1.6% (continued)
DBS Group Holdings Ltd.	17,000	$222,541
Global Logistic Properties Ltd.	107,000	246,315
Jardine Cycle & Carriage Ltd.	6,000	182,726
Jardine Matheson Holdings Ltd.	18,000	988,580
Jardine Strategic Holdings Ltd.	7,000	236,996
Keppel REIT	200	196
Noble Group Ltd.	19,363	14,374
Sembcorp Industries Ltd.	13,000	54,889
Singapore Technologies Engineering Ltd.	155,000	515,922
Singapore Telecommunications Ltd.	40,000	119,124
StarHub Ltd.	33,000	112,912
Suntec Real Estate Investment Trust REIT	92,000	119,834
Super Group Ltd.	9,000	30,439
United Overseas Bank Ltd.	16,000	263,918

		4,201,671

Spain - 3.6%
Amadeus IT Holding SA, A Shares	63,915	2,266,245
Banco Bilbao Vizcaya Argentaria SA	4,255	47,581
Ferrovial SA	84,997	1,530,833
Gas Natural SDG SA	101,052	2,112,708
Grifols SA	14,812	608,243
Inditex SA	16,000	2,468,041
Repsol SA	17,770	440,583

		9,474,234

Sweden - 0.7%
Elekta AB, B Shares	6,724	108,416
Hennes & Mauritz AB, B Shares	367	15,945
Hexagon AB, B Shares	12,321	371,421
Investor AB, B Shares	22,948	695,956
Meda AB, A Shares	7,554	90,866
Skandinaviska Enskilda Banken AB, Class A	6,671	70,714
Svenska Handelsbanken AB, A Shares	12,588	538,573

		1,891,891

Switzerland - 8.2%
Actelion Ltd. †	6,152	436,802
Cie Financiere Richemont SA	23,295	2,334,062
Credit Suisse Group AG †	47,703	1,458,850
EMS-Chemie Holding AG	1,486	525,843
Geberit AG †	236	63,769
Givaudan SA †	546	798,022
Holcim Ltd. †	4,469	333,198
Novartis AG	59,642	4,587,554
Partners Group Holding AG	5,304	1,301,897
Schindler Holding AG	1,395	209,612
SGS SA	404	965,525
Swatch Group AG/The	2,589	1,667,373
Swiss Re AG †	14,143	1,171,754
Syngenta AG	1,901	776,952
UBS AG †	213,336	4,372,415
Wolseley PLC	4,864	251,652
Zurich Insurance Group AG †	146	37,637

		21,292,917

Thailand - 0.1%
Thai Beverage PCL	446,000	195,827

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	83

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
United Kingdom - 8.8%
Aberdeen Asset Management PLC	54,480	$333,657
Aggreko PLC	7,624	197,843
ARM Holdings PLC	49,237	788,086
Associated British Foods PLC	9,388	284,925
AstraZeneca PLC	240	12,476
Barclays PLC	287,794	1,229,938
BG Group PLC	2,230	42,570
British American Tobacco PLC	482	25,367
BT Group PLC	130,732	723,829
Bunzl PLC	7,883	170,752
Carnival PLC	6,836	231,601
Compass Group PLC	41,470	570,460
Croda International PLC	3,164	135,856
Diageo PLC	46,529	1,479,037
easyJet PLC	20,601	425,692
Experian PLC	34,548	657,786
Fresnillo PLC	1,715	27,000
G4S PLC	22,026	90,734
GlaxoSmithKline PLC	913	22,955
Hargreaves Lansdown PLC	13,845	219,511
HSBC Holdings PLC	401,189	4,342,210
IMI PLC	4,267	100,462
Imperial Tobacco Group PLC	8,078	298,624
InterContinental Hotels Group PLC	11,899	347,348
Intertek Group PLC	2,171	116,263
ITV PLC	212,597	603,258
Johnson Matthey PLC	2,582	117,328
Kingfisher PLC	42,770	267,177
Legal & General Group PLC	62,913	199,633
Lloyds Banking Group PLC †	252,352	300,463
Meggitt PLC	17,966	159,570
Mondi PLC	7,018	118,418
National Grid PLC	13,628	160,982
Next PLC	6,383	533,324
Old Mutual PLC	139,415	423,191
Pearson PLC	15,946	324,522
Petrofac Ltd.	14,632	332,396
Prudential PLC	52,638	979,288
Randgold Resources Ltd.	303	21,721
Reckitt Benckiser Group PLC	3,848	281,347
Reed Elsevier PLC	9,377	126,397
Rexam PLC	11,373	88,625
Rolls-Royce Holdings PLC †	35,118	631,838
Royal Bank of Scotland Group PLC †	149,501	867,686
SABMiller PLC	32,301	1,642,907
Sage Group PLC/The	13,549	72,348
Severn Trent PLC	3,568	101,752
Smith & Nephew PLC	5,401	67,383
SSE PLC	8,866	211,450
Standard Life PLC	68,289	381,607
Tate & Lyle PLC	14,485	172,607
Tullow Oil PLC	11,125	184,439
United Utilities Group PLC	13,217	147,830
Whitbread PLC	10,735	514,943
WPP PLC	7,612	156,427

		23,065,839

	SHARES	VALUE (Note 2)
United States - 1.2%
Valeant Pharmaceuticals International, Inc. (1)†	29,200	$3,044,590

TOTAL COMMON STOCKS (cost $220,955,098)		255,670,296

RIGHTS - 0.0% (a)

Spain - 0.0% (a)
Banco Bilbao Vizcaya Argentaria SA †	4,255	581

TOTAL RIGHTS (cost $—)		581

MONEY MARKET FUNDS - 1.3%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)
(cost $3,353,529)	3,353,529	3,353,529

TOTAL INVESTMENTS - 99.4% (cost $224,308,627)		259,024,406

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.6% (c)		1,480,138

NET ASSETS - 100.0%		$260,504,544

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Represents annualized seven-day yield as of September 30, 2013.
(c)	Includes depreciation on futures contracts.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$48,381,122	18.6%
Consumer Staples	20,539,414	7.9
Energy	3,342,058	1.3
Financials	90,375,246	34.7
Health Care	27,357,971	10.5
Industrials	27,095,958	10.4
Information Technology	12,771,259	4.9
Materials	8,174,221	3.1
Telecommunication Services	8,704,114	3.3
Utilities	8,929,514	3.4
Money Market Funds	3,353,529	1.3

Total Investments	259,024,406	99.4
Other Assets in Excess of Liabilities (c)	1,480,138	0.6

Net Assets	$260,504,544	100.0%

The accompanying notes are an integral part of these financial statements.	(Continued)

84	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL MOMENTUM FUND

Open futures contracts outstanding at September 30, 2013:

Exchange Traded

NUMBER OF CONTRACTS	COUNTERPARTY	DESCRIPTION	EXPIRATION DATE	VALUE AT TRADE DATE	VALUE AT SEPTEMBER 30, 2013	UNREALIZED DEPRECIATION
Long Contracts:
35	Barclays Capital	MSCI EAFE Mini Index Futures	December 20, 2013	$3,196,957	$3,176,600	$(20,357)

Cash held as collateral with Barclays Capital for futures contracts was $178,677 at September 30, 2013.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	85

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED MOMENTUM FUND

COMMON STOCKS - 90.1%	SHARES	VALUE (Note 2)
Consumer Discretionary - 21.0%
Aaron’s, Inc.	93	$2,576
Amazon.com, Inc. †	53	16,570
Apollo Group, Inc., Class A †	71	1,478
AutoNation, Inc. †	274	14,295
AutoZone, Inc. †	16	6,764
Bed Bath & Beyond, Inc. †	101	7,813
Best Buy Co., Inc.	1,312	49,200
Brunswick Corp.	669	26,700
Caesars Entertainment Corp. †	900	17,739
Carter’s, Inc.	181	13,736
CBS Corp., Class B	2,049	113,023
Chipotle Mexican Grill, Inc. †	49	21,006
Cinemark Holdings, Inc.	322	10,220
Coach, Inc.	66	3,599
Comcast Corp., Class A	1,351	60,998
CST Brands, Inc.	118	3,516
Dana Holding Corp.	884	20,191
Deckers Outdoor Corp. †	28	1,846
Dillard’s, Inc., Class A	148	11,588
DIRECTV †	86	5,138
Discovery Communications, Inc., Class A †	526	44,405
DISH Network Corp., Class A	1,337	60,178
Dollar General Corp. †	490	27,665
Dollar Tree, Inc. †	295	16,862
DR Horton, Inc.	1,478	28,718
DSW, Inc., Class A	165	14,078
Expedia, Inc.	167	8,649
Express, Inc. †	194	4,576
Family Dollar Stores, Inc.	63	4,537
Ford Motor Co.	18,169	306,511
GameStop Corp., Class A	307	15,243
Gannett Co., Inc.	894	23,950
Gap, Inc./The	868	34,963
General Motors Co. †	7,622	274,163
Genuine Parts Co.	74	5,986
GNC Holdings, Inc., Class A	104	5,682
Groupon, Inc. †	3,300	36,993
H&R Block, Inc.	635	16,929
Home Depot, Inc./The	5,086	385,773
HSN, Inc.	187	10,027
Johnson Controls, Inc.	3,096	128,484
L Brands, Inc.	139	8,493
Las Vegas Sands Corp.	3,090	205,238
Lennar Corp., Class A	1,112	39,365
Liberty Global PLC, Class A (United Kingdom) †	258	20,472
LKQ Corp. †	1,100	35,046
Lowe’s Cos., Inc.	4,028	191,773
Macy’s, Inc.	524	22,673
Madison Square Garden Co./The, Class A †	191	11,091
Mattel, Inc.	402	16,828
MGM Resorts International †	2,730	55,801
Mohawk Industries, Inc. †	580	75,545
Netflix, Inc. †	493	152,441
NIKE, Inc., Class B	248	18,015
O’Reilly Automotive, Inc. †	160	20,414
Panera Bread Co., Class A †	24	3,805

	SHARES	VALUE (Note 2)
Consumer Discretionary - 21.0% (continued)
PetSmart, Inc.	64	$4,881
Polaris Industries, Inc.	180	23,252
priceline.com, Inc. †	131	132,434
PulteGroup, Inc.	2,843	46,910
Ralph Lauren Corp.	40	6,589
Rent-A-Center, Inc.	182	6,934
Ross Stores, Inc.	256	18,637
Sally Beauty Holdings, Inc. †	147	3,846
Service Corp. International	660	12,289
Sirius XM Radio, Inc.	26,035	100,755
Standard Pacific Corp. †	4,289	33,926
Starbucks Corp.	3,262	251,076
Starz, Class A †	200	5,626
Tesla Motors, Inc. †	851	164,600
Time Warner Cable, Inc.	305	34,038
Time Warner, Inc.	2,737	180,122
TJX Cos., Inc.	1,203	67,837
Tractor Supply Co.	98	6,583
TripAdvisor, Inc. †	932	70,683
TRW Automotive Holdings Corp. †	739	52,698
Tupperware Brands Corp.	134	11,574
Twenty-First Century Fox, Inc.	7,472	250,312
Ulta Salon Cosmetics & Fragrance, Inc. †	50	5,973
Under Armour, Inc., Class A †	82	6,515
VF Corp.	51	10,152
Viacom, Inc., Class B	1,448	121,024
Visteon Corp. †	210	15,884
Walt Disney Co./The	858	55,332
Weight Watchers International, Inc.	51	1,906
Whirlpool Corp.	644	94,307
Wolverine World Wide, Inc.	151	8,793
Wyndham Worldwide Corp.	277	16,889
Yum! Brands, Inc.	243	17,348

		4,579,093

Consumer Staples - 3.3%
Altria Group, Inc.	445	15,286
Casey’s General Stores, Inc.	44	3,234
Church & Dwight Co., Inc.	85	5,104
Coca-Cola Co./The	102	3,864
Colgate-Palmolive Co.	310	18,383
ConAgra Foods, Inc.	549	16,657
Constellation Brands, Inc., Class A †	480	27,552
Costco Wholesale Corp.	485	55,833
Estee Lauder Cos., Inc./The, Class A	151	10,555
Flowers Foods, Inc.	510	10,934
General Mills, Inc.	150	7,188
Green Mountain Coffee Roasters, Inc. †	1,158	87,232
Herbalife Ltd. (Cayman Islands)	71	4,954
Hershey Co./The	95	8,787
JM Smucker Co./The	179	18,802
Kimberly-Clark Corp.	408	38,442
Kroger Co./The	1,500	60,510
Lorillard, Inc.	183	8,195
Mead Johnson Nutrition Co.	82	6,089
Mondelez International, Inc., Class A	535	16,810
Monster Beverage Corp. †	364	19,019

The accompanying notes are an integral part of these financial statements.	(Continued)

86	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 3.3% (continued)
Nu Skin Enterprises, Inc., Class A	225	$21,542
Philip Morris International, Inc.	37	3,204
Pilgrim’s Pride Corp. †	2,246	37,710
Pricesmart, Inc.	119	11,334
Reynolds American, Inc.	232	11,317
Rite Aid Corp. †	6,673	31,763
TreeHouse Foods, Inc. †	39	2,606
Walgreen Co.	2,774	149,241
Whole Foods Market, Inc.	270	15,795

		727,942

Energy - 6.3%
Anadarko Petroleum Corp.	60	5,579
Cabot Oil & Gas Corp.	2,844	106,138
Cameron International Corp. †	587	34,263
CARBO Ceramics, Inc.	17	1,685
Chesapeake Energy Corp.	102	2,640
Chevron Corp.	66	8,019
Cobalt International Energy, Inc. †	1,208	30,031
ConocoPhillips	135	9,384
EOG Resources, Inc.	1,106	187,224
EQT Corp.	247	21,914
FMC Technologies, Inc. †	64	3,547
Golar LNG Ltd. (Bermuda)	71	2,675
Gulfport Energy Corp. †	606	38,990
Halliburton Co.	2,835	136,505
Helix Energy Solutions Group, Inc. †	469	11,899
Hess Corp.	988	76,412
HollyFrontier Corp.	304	12,801
Key Energy Services, Inc. †	134	977
Kinder Morgan, Inc.	607	21,591
Kodiak Oil & Gas Corp. †	1,503	18,126
Marathon Oil Corp.	1,840	64,179
Marathon Petroleum Corp.	1,522	97,895
Noble Energy, Inc.	1,000	67,010
Oasis Petroleum, Inc. †	609	29,920
Phillips 66	1,910	110,436
Pioneer Natural Resources Co.	755	142,544
Range Resources Corp.	261	19,807
Rosetta Resources, Inc. †	40	2,178
Seadrill Ltd. (Bermuda)	528	23,802
SM Energy Co.	42	3,242
Spectra Energy Corp.	227	7,770
Targa Resources Corp.	313	22,837
Tesoro Corp.	112	4,926
Valero Energy Corp.	1,350	46,103
Williams Cos., Inc./The	269	9,781
World Fuel Services Corp.	52	1,940

		1,384,770

Financials - 18.2%
American Campus Communities, Inc. REIT	63	2,151
American Express Co.	240	18,125
American Financial Group, Inc.	332	17,948
American International Group, Inc.	5,428	263,964
American Tower Corp. REIT	508	37,658
Arch Capital Group Ltd. (Bermuda) †	267	14,453
AvalonBay Communities, Inc. REIT	37	4,702

	SHARES	VALUE (Note 2)
Financials - 18.2% (continued)
Bank of America Corp.	39,408	$543,830
BB&T Corp.	375	12,656
Berkshire Hathaway, Inc., Class B †	223	25,313
BlackRock, Inc.	200	54,124
Boston Properties, Inc. REIT	39	4,169
BRE Properties, Inc. REIT	50	2,538
Capital One Financial Corp.	817	56,161
CBOE Holdings, Inc.	277	12,529
Charles Schwab Corp./The	4,387	92,741
Chubb Corp./The	190	16,959
Citigroup, Inc.	10,655	516,874
Digital Realty Trust, Inc. REIT	55	2,921
Discover Financial Services	739	37,349
Equity Lifestyle Properties, Inc. REIT	62	2,119
Erie Indemnity Co., Class A	32	2,319
Essex Property Trust, Inc. REIT	22	3,249
Extra Space Storage, Inc. REIT	331	15,143
Federal Realty Investment Trust REIT	34	3,449
Fidelity National Financial, Inc., Class A	450	11,970
Franklin Resources, Inc.	999	50,499
General Growth Properties, Inc. REIT	1,839	35,474
Genworth Financial, Inc., Class A †	5,110	65,357
Goldman Sachs Group, Inc./The	1,864	294,903
Hartford Financial Services Group, Inc.	1,615	50,259
HCP, Inc. REIT	443	18,141
Howard Hughes Corp./The †	282	31,688
JPMorgan Chase & Co.	11,846	612,320
Lincoln National Corp.	1,222	51,312
Marsh & McLennan Cos., Inc.	196	8,536
McGraw Hill Financial, Inc.	120	7,871
MetLife, Inc.	3,958	185,828
Moody’s Corp.	413	29,046
Morgan Stanley	8,947	241,122
Nationstar Mortgage Holdings, Inc. †	470	26,428
Ocwen Financial Corp. †	242	13,496
Principal Financial Group, Inc.	725	31,045
ProAssurance Corp.	66	2,974
Prologis, Inc. REIT	233	8,766
Prudential Financial, Inc.	1,555	121,259
Public Storage REIT	117	18,784
Regions Financial Corp.	1,356	12,557
Simon Property Group, Inc. REIT	94	13,934
State Street Corp.	1,503	98,822
SunTrust Banks, Inc.	695	22,532
Tanger Factory Outlet Centers REIT	263	8,587
Taubman Centers, Inc. REIT	130	8,750
Travelers Cos., Inc./The	301	25,516
US Bancorp	1,669	61,052
Ventas, Inc. REIT	229	14,084
Wells Fargo & Co.	110	4,545
Weyerhaeuser Co. REIT	768	21,988
WR Berkley Corp.	97	4,157

		3,977,046

Health Care - 11.1%
Abbott Laboratories	1,321	43,844
AbbVie, Inc.	447	19,994
Accretive Health, Inc. †	106	967

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	87

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 11.1% (continued)
Actavis, Inc. †	300	$43,200
Aegerion Pharmaceuticals, Inc. †	200	17,142
Aetna, Inc.	1,744	111,651
Alexion Pharmaceuticals, Inc. †	280	32,525
Allergan, Inc.	105	9,497
AmerisourceBergen Corp.	190	11,609
Amgen, Inc.	1,177	131,753
Arena Pharmaceuticals, Inc. †	1,886	9,939
athenahealth, Inc. †	131	14,221
Biogen Idec, Inc. †	797	191,886
Boston Scientific Corp. †	6,712	78,799
Bristol-Myers Squibb Co.	165	7,636
Cardinal Health, Inc.	99	5,163
Catamaran Corp. †	375	17,231
Celgene Corp. †	1,593	245,211
Cepheid, Inc. †	65	2,538
Cerner Corp. †	156	8,198
Cigna Corp.	1,319	101,378
Eli Lilly & Co.	1,047	52,696
Express Scripts Holding Co. †	773	47,756
Gilead Sciences, Inc. †	5,812	365,226
HCA Holdings, Inc.	2,651	113,330
Humana, Inc.	72	6,720
Illumina, Inc. †	400	32,332
Intuitive Surgical, Inc. †	26	9,783
Isis Pharmaceuticals, Inc. †	500	18,770
Jazz Pharmaceuticals PLC (Ireland) †	22	2,023
Medidata Solutions, Inc. †	200	19,786
Medivation, Inc. †	360	21,579
Medtronic, Inc.	1,000	53,250
Omnicare, Inc.	290	16,095
Perrigo Co.	47	5,799
Pfizer, Inc.	759	21,791
Pharmacyclics, Inc. †	502	69,487
Regeneron Pharmaceuticals, Inc. †	424	132,657
Tenet Healthcare Corp. †	605	24,920
Thermo Fisher Scientific, Inc.	1,342	123,665
UnitedHealth Group, Inc.	330	23,631
Vertex Pharmaceuticals, Inc. †	722	54,742
WellCare Health Plans, Inc. †	53	3,696
WellPoint, Inc.	1,046	87,456

		2,411,572

Industrials - 11.4%
A. O. Smith Corp.	698	31,550
Alaska Air Group, Inc.	406	25,424
Avis Budget Group, Inc. †	1,191	34,336
B/E Aerospace, Inc. †	412	30,414
Boeing Co./The	3,200	376,000
Chart Industries, Inc. †	99	12,181
CLARCOR, Inc.	41	2,277
Clean Harbors, Inc. †	45	2,640
Copart, Inc. †	321	10,205
Cummins, Inc.	500	66,435
Delta Air Lines, Inc.	6,218	146,683
Donaldson Co., Inc.	84	3,203
Dover Corp.	877	78,781
Fastenal Co.	131	6,583

	SHARES	VALUE (Note 2)
Industrials - 11.4% (continued)
Flowserve Corp.	478	$29,822
Fortune Brands Home & Security, Inc.	2,129	88,630
Generac Holdings, Inc.	1,589	67,755
General Electric Co.	2,095	50,049
Hertz Global Holdings, Inc. †	3,292	72,951
Hexcel Corp. †	497	19,284
Honeywell International, Inc.	3,465	287,734
Illinois Tool Works, Inc.	571	43,550
Iron Mountain, Inc.	381	10,295
Kansas City Southern	173	18,919
Kirby Corp. †	166	14,367
Lincoln Electric Holdings, Inc.	197	13,124
Lockheed Martin Corp.	339	43,239
Manitowoc Co., Inc./The	893	17,485
Masco Corp.	1,831	38,964
Norfolk Southern Corp.	121	9,359
Northrop Grumman Corp.	400	38,104
Old Dominion Freight Line, Inc. †	256	11,773
Owens Corning †	565	21,459
Precision Castparts Corp.	589	133,844
Raytheon Co.	500	38,535
Rockwell Automation, Inc.	400	42,776
Rollins, Inc.	380	10,074
Ryder System, Inc.	169	10,089
Southwest Airlines Co.	2,822	41,088
Swift Transportation Co. †	4,040	81,568
Teledyne Technologies, Inc. †	41	3,482
Terex Corp. †	1,248	41,933
Towers Watson & Co., Class A	202	21,606
Triumph Group, Inc.	44	3,090
Union Pacific Corp.	658	102,214
United Continental Holdings, Inc. †	2,286	70,203
United Parcel Service, Inc., Class B	166	15,167
United Rentals, Inc. †	643	37,480
USG Corp. †	586	16,748
Verisk Analytics, Inc., Class A †	448	29,102
Wabtec Corp.	250	15,717
Waste Connections, Inc.	407	18,482
WESCO International, Inc. †	423	32,372

		2,489,145

Information Technology - 16.1%
3D Systems Corp. †	1,160	62,628
Activision Blizzard, Inc.	2,500	41,675
Adobe Systems, Inc. †	1,800	93,492
Alliance Data Systems Corp. †	103	21,781
AOL, Inc. †	358	12,380
Apple, Inc.	22	10,489
Applied Materials, Inc.	4,694	82,333
Automatic Data Processing, Inc.	159	11,508
Cadence Design Systems, Inc. †	803	10,841
Cisco Systems, Inc.	18,841	441,256
CommVault Systems, Inc. †	125	10,979
Cree, Inc. †	795	47,851
Dell, Inc.	2,406	33,131
eBay, Inc. †	698	38,941
Electronic Arts, Inc. †	1,898	48,494
Equinix, Inc. †	116	21,303

The accompanying notes are an integral part of these financial statements.	(Continued)

88	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 16.1% (continued)
Facebook, Inc., Class A †	5,236	$263,057
First Solar, Inc. †	1,121	45,075
FleetCor Technologies, Inc. †	550	60,588
Fortinet, Inc. †	124	2,512
Freescale Semiconductor Ltd. (Bermuda) †	907	15,102
Fusion-io, Inc. †	135	1,808
Google, Inc., Class A †	313	274,160
Guidewire Software, Inc. †	400	18,844
Hewlett-Packard Co.	6,896	144,678
IAC/InterActiveCorp	82	4,483
Intel Corp.	648	14,852
International Business Machines Corp.	24	4,444
Intuit, Inc.	74	4,907
IPG Photonics Corp.	133	7,489
Jack Henry & Associates, Inc.	216	11,148
KLA-Tencor Corp.	80	4,868
LinkedIn Corp., Class A †	535	131,642
Mastercard, Inc., Class A	235	158,103
Micron Technology, Inc. †	5,948	103,912
Microsoft Corp.	300	9,993
Motorola Solutions, Inc.	138	8,194
NCR Corp. †	290	11,487
NetSuite, Inc. †	217	23,423
NeuStar, Inc., Class A †	209	10,341
Nuance Communications, Inc. †	155	2,898
Oracle Corp.	621	20,599
Pandora Media, Inc. †	2,103	52,848
Qlik Technologies, Inc. †	416	14,244
QUALCOMM, Inc.	171	11,519
Rackspace Hosting, Inc. †	257	13,559
Salesforce.com, Inc. †	215	11,161
SanDisk Corp.	1,092	64,985
ServiceNow, Inc. †	1,009	52,418
SolarWinds, Inc. †	320	11,219
Splunk, Inc. †	874	52,475
SunPower Corp. †	800	20,928
Symantec Corp.	1,519	37,595
Teradata Corp. †	80	4,435
Texas Instruments, Inc.	3,000	120,810
TIBCO Software, Inc. †	93	2,380
Total System Services, Inc.	143	4,207
Ubiquiti Networks, Inc.	600	20,154
Ultimate Software Group, Inc./The †	87	12,824
Universal Display Corp. †	41	1,313
VeriFone Systems, Inc. †	48	1,097
Visa, Inc., Class A	2,110	403,221
VMware, Inc., Class A †	140	11,326
Western Digital Corp.	1,340	84,956
Xilinx, Inc.	413	19,353
Yahoo!, Inc. †	3,002	99,546
Yelp, Inc. †	300	19,854
Zillow, Inc., Class A †	200	16,874

		3,512,990

Materials - 1.9%
Airgas, Inc.	30	3,181
Allied Nevada Gold Corp. †	73	305
Axiall Corp.	400	15,116

	SHARES	VALUE (Note 2)
Materials - 1.9% (continued)
Carpenter Technology Corp.	51	$2,964
Celanese Corp., Series A	24	1,267
CF Industries Holdings, Inc.	82	17,288
Chemtura Corp. †	890	20,461
Ecolab, Inc.	508	50,170
International Paper Co.	1,925	86,240
Monsanto Co.	721	75,251
NewMarket Corp.	42	12,092
Newmont Mining Corp.	60	1,686
PPG Industries, Inc.	318	53,125
Praxair, Inc.	34	4,087
Royal Gold, Inc.	48	2,336
Sherwin-Williams Co./The	270	49,189
WR Grace & Co. †	153	13,372

		408,130

Telecommunication Services - 0.1%
Crown Castle International Corp. †	380	27,752

Utilities - 0.7%
AGL Resources, Inc.	62	2,854
Ameren Corp.	110	3,832
American Electric Power Co., Inc.	418	18,120
American Water Works Co., Inc.	122	5,036
Calpine Corp. †	225	4,372
CenterPoint Energy, Inc.	247	5,921
Cleco Corp.	70	3,139
Consolidated Edison, Inc.	120	6,617
Dominion Resources, Inc.	205	12,808
DTE Energy Co.	87	5,740
FirstEnergy Corp.	177	6,452
ITC Holdings Corp.	37	3,473
NextEra Energy, Inc.	56	4,489
NiSource, Inc.	195	6,023
OGE Energy Corp.	396	14,292
ONEOK, Inc.	108	5,759
Pinnacle West Capital Corp.	73	3,996
Portland General Electric Co.	345	9,739
PPL Corp.	242	7,352
Questar Corp.	410	9,221
UIL Holdings Corp.	72	2,677
WGL Holdings, Inc.	68	2,904
Wisconsin Energy Corp.	89	3,594
Xcel Energy, Inc.	158	4,362

		152,772

TOTAL COMMON STOCKS (cost $17,910,616)		19,671,212

EXCHANGE-TRADED FUNDS - 5.8%
SPDR S&P 500 ETF Trust (cost $1,271,253)	7,590	1,275,879

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	89

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED MOMENTUM FUND

	SHARES	VALUE (Note 2)
MONEY MARKET FUNDS - 3.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $777,926)	777,926	$777,926

TOTAL INVESTMENTS - 99.5% (cost $19,959,795)		21,725,017

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.5%		99,608

NET ASSETS - 100.0%		$21,824,625

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

90	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

COMMON STOCKS - 98.2%	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.6%
AFC Enterprises, Inc. †	273	$11,900
American Axle & Manufacturing Holdings, Inc. †	1,038	20,469
American Public Education, Inc. †	58	2,192
America’s Car-Mart, Inc. †	61	2,752
ANN, Inc. †	88	3,187
Arctic Cat, Inc.	166	9,470
Asbury Automotive Group, Inc. †	376	20,003
Ascent Capital Group, Inc., Class A †	63	5,079
Beazer Homes USA, Inc. †	314	5,652
bebe stores, inc.	410	2,497
Big 5 Sporting Goods Corp.	448	7,204
BJ’s Restaurants, Inc. †	57	1,637
Black Diamond, Inc. †	382	4,645
Bob Evans Farms, Inc.	192	10,996
Bon-Ton Stores, Inc./The	543	5,729
Boyd Gaming Corp. †	773	10,938
Brown Shoe Co., Inc.	531	12,463
Brunswick Corp.	116	4,630
Buffalo Wild Wings, Inc. †	66	7,340
Cabela’s, Inc. †	102	6,429
Caesars Entertainment Corp. †	800	15,768
Capella Education Co. †	200	11,312
Carriage Services, Inc.	352	6,829
Charles & Colvard Ltd. †	1,300	9,113
Children’s Place Retail Stores, Inc./The †	73	4,224
Christopher & Banks Corp. †	1,379	9,943
Churchill Downs, Inc.	75	6,489
Conn’s, Inc. †	463	23,168
Cracker Barrel Old Country Store, Inc.	222	22,919
Dex Media, Inc. †	1,228	9,984
DineEquity, Inc.	99	6,831
Dixie Group, Inc./The †	600	6,684
Domino’s Pizza, Inc.	176	11,959
Dorman Products, Inc.	316	15,658
Drew Industries, Inc.	234	10,656
Einstein Noah Restaurant Group, Inc.	366	6,339
Entravision Communications Corp., Class A	2,467	14,555
EW Scripps Co., Class A †	758	13,909
Federal-Mogul Corp. †	1,000	16,790
Fiesta Restaurant Group, Inc. †	461	17,361
Fifth & Pacific Cos., Inc. †	513	12,892
Finish Line, Inc./The, Class A	238	5,919
Genesco, Inc. †	38	2,492
G-III Apparel Group Ltd. †	239	13,047
Grand Canyon Education, Inc. †	268	10,795
Gray Television, Inc. †	2,635	20,685
Group 1 Automotive, Inc.	93	7,224
Helen of Troy Ltd. (Bermuda) †	96	4,243
hhgregg, Inc. †	300	5,373
Hibbett Sports, Inc. †	72	4,043
Hillenbrand, Inc.	264	7,226
Hovnanian Enterprises, Inc., Class A †	2,515	13,153
Iconix Brand Group, Inc. †	430	14,285
iRobot Corp. †	130	4,897
Jos. A. Bank Clothiers, Inc. †	118	5,187
Journal Communications, Inc., Class A †	1,008	8,618

	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.6% (continued)
KB Home	696	$12,542
Kirkland’s, Inc. †	600	11,064
Krispy Kreme Doughnuts, Inc. †	925	17,889
La-Z-Boy, Inc.	430	9,765
LeapFrog Enterprises, Inc. †	701	6,603
Lions Gate Entertainment Corp. †	298	10,445
Lithia Motors, Inc., Class A	369	26,922
Loral Space & Communications, Inc.	167	11,311
Lumber Liquidators Holdings, Inc. †	278	29,649
M/I Homes, Inc. †	386	7,959
Marriott Vacations Worldwide Corp. †	734	32,296
MDC Holdings, Inc.	97	2,911
MDC Partners, Inc., Class A	407	11,388
Men’s Wearhouse, Inc./The	77	2,622
Meritage Homes Corp. †	248	10,652
Modine Manufacturing Co. †	900	13,167
Monro Muffler Brake, Inc.	114	5,300
Movado Group, Inc.	246	10,762
Multimedia Games Holding Co., Inc. †	490	16,929
NACCO Industries, Inc., Class A	143	7,925
Nautilus, Inc. †	1,157	8,354
New York Times Co./The, Class A †	552	6,939
Nexstar Broadcasting Group, Inc., Class A	479	21,318
Orbitz Worldwide, Inc. †	1,814	17,469
Orient-Express Hotels Ltd., Class A (Bermuda) †	546	7,087
Outerwall, Inc. †	52	2,599
Overstock.com, Inc. †	485	14,390
Oxford Industries, Inc.	75	5,098
Pacific Sunwear of California, Inc. †	1,884	5,652
Papa John’s International, Inc.	112	7,827
Penske Automotive Group, Inc.	131	5,598
Pier 1 Imports, Inc.	221	4,314
Pinnacle Entertainment, Inc. †	500	12,525
Pool Corp.	199	11,170
Quiksilver, Inc. †	2,126	14,946
ReachLocal, Inc. †	262	3,120
Red Robin Gourmet Burgers, Inc. †	87	6,186
Ryland Group, Inc./The	603	24,446
Shutterfly, Inc. †	404	22,576
Sinclair Broadcast Group, Inc., Class A	303	10,157
Skechers U.S.A., Inc., Class A †	234	7,280
Smith & Wesson Holding Corp. †	1,136	12,485
Sonic Automotive, Inc., Class A	237	5,641
Stage Stores, Inc.	411	7,891
Standard Motor Products, Inc.	641	20,615
Standard Pacific Corp. †	722	5,711
Steven Madden Ltd. †	109	5,867
Stoneridge, Inc. †	664	7,178
Sturm, Ruger & Co., Inc.	220	13,779
Thor Industries, Inc.	654	37,958
Tile Shop Holdings, Inc. †	200	5,898
Tower International, Inc. †	753	15,052
Tuesday Morning Corp. †	1,155	17,637
Universal Electronics, Inc. †	400	14,412
ValueVision Media, Inc., Class A †	1,392	6,055
Winnebago Industries, Inc. †	504	13,084

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	91

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Consumer Discretionary - 17.6% (continued)
Zale Corp. †	736	$11,187

		1,213,384

Consumer Staples - 3.6%
Andersons, Inc./The	86	6,011
B&G Foods, Inc.	336	11,609
Boston Beer Co., Inc./The, Class A †	72	17,583
Boulder Brands, Inc. †	962	15,431
Calavo Growers, Inc.	67	2,026
Cal-Maine Foods, Inc.	101	4,858
Chiquita Brands International, Inc. †	500	6,330
Coca-Cola Bottling Co. Consolidated	37	2,317
Dean Foods Co. †	353	6,813
Elizabeth Arden, Inc. †	131	4,837
Fresh Del Monte Produce, Inc.	157	4,660
Hain Celestial Group, Inc./The †	80	6,170
Harbinger Group, Inc. †	1,228	12,734
J&J Snack Foods Corp.	84	6,780
Lancaster Colony Corp.	40	3,132
Lifevantage Corp. †	3,107	7,395
Medifast, Inc. †	203	5,459
Natural Grocers by Vitamin Cottage, Inc. †	200	7,940
Post Holdings, Inc. †	339	13,685
Prestige Brands Holdings, Inc. †	333	10,030
Revlon, Inc., Class A †	233	6,470
Rite Aid Corp. †	1,984	9,444
Sanderson Farms, Inc.	65	4,241
Snyders-Lance, Inc.	152	4,385
Spartan Stores, Inc.	107	2,360
Spectrum Brands Holdings, Inc.	123	8,098
Star Scientific, Inc. †	1,901	3,631
SUPERVALU, Inc. †	2,561	21,077
Susser Holdings Corp. †	195	10,364
Universal Corp.	72	3,667
USANA Health Sciences, Inc. †	100	8,679
WD-40 Co.	78	5,062
Weis Markets, Inc.	80	3,915
WhiteWave Foods Co., Class A †	136	2,716

		249,909

Energy - 4.5%
Alon USA Energy, Inc.	541	5,524
Bonanza Creek Energy, Inc. †	606	29,246
Bristow Group, Inc.	51	3,711
Cheniere Energy, Inc. †	188	6,418
Crosstex Energy, Inc.	243	5,076
Dawson Geophysical Co. †	173	5,617
Delek US Holdings, Inc.	505	10,650
Enbridge Energy Management LLC	109	3,137
EPL Oil & Gas, Inc. †	761	28,241
Exterran Holdings, Inc. †	523	14,419
Geospace Technologies Corp. †	120	10,116
Green Plains Renewable Energy, Inc.	916	14,702
Gulf Island Fabrication, Inc.	61	1,495
Halcon Resources Corp. †	354	1,568
Hercules Offshore, Inc. †	2,014	14,843
Hornbeck Offshore Services, Inc. †	60	3,446
Kodiak Oil & Gas Corp. †	259	3,124

	SHARES	VALUE (Note 2)
Energy - 4.5% (continued)
Matador Resources Co. †	400	$6,532
Natural Gas Services Group, Inc. †	400	10,728
Newpark Resources, Inc. †	1,331	16,851
PDC Energy, Inc. †	284	16,909
PHI, Inc. †	89	3,356
Renewable Energy Group, Inc. †	781	11,832
Rentech, Inc.	1,324	2,622
Rex Energy Corp. †	535	11,931
RigNet, Inc. †	451	16,335
SemGroup Corp., Class A	440	25,089
Ship Finance International Ltd. (Norway)	197	3,008
TETRA Technologies, Inc. †	1,000	12,530
Western Refining, Inc.	170	5,107
Willbros Group, Inc. †	758	6,958

		311,121

Financials - 15.3%
Acadia Realty Trust REIT	188	4,640
Alexander & Baldwin, Inc. †	121	4,358
American Assets Trust, Inc. REIT	205	6,255
AMERISAFE, Inc.	115	4,084
Amtrust Financial Services, Inc.	198	7,734
Associated Estates Realty Corp. REIT	200	2,982
Bank of the Ozarks, Inc.	413	19,820
Banner Corp.	212	8,090
BBCN Bancorp, Inc.	497	6,839
BofI Holding, Inc. †	288	18,680
Boston Private Financial Holdings, Inc.	425	4,717
Cash America International, Inc.	26	1,177
Cedar Realty Trust, Inc. REIT	989	5,123
Chatham Lodging Trust REIT	230	4,108
Chesapeake Lodging Trust REIT	227	5,344
CNO Financial Group, Inc.	725	10,440
Cohen & Steers, Inc.	106	3,743
Community Trust Bancorp, Inc.	85	3,450
Consumer Portfolio Services, Inc. †	1,224	7,258
CoreSite Realty Corp. REIT	334	11,336
CubeSmart REIT	492	8,777
CVB Financial Corp.	482	6,517
DFC Global Corp. †	70	769
Eagle Bancorp, Inc. †	123	3,480
EastGroup Properties, Inc. REIT	4	237
Education Realty Trust, Inc. REIT	244	2,220
eHealth, Inc. †	349	11,259
Employers Holdings, Inc.	119	3,539
Enstar Group Ltd. (Bermuda) †	55	7,513
EverBank Financial Corp.	1,190	17,826
Evercore Partners, Inc., Class A	300	14,769
Excel Trust, Inc. REIT	95	1,140
Ezcorp, Inc., Class A †	144	2,431
FBL Financial Group, Inc., Class A	141	6,331
FBR & Co. †	566	15,174
Federal Agricultural Mortgage Corp., Class C	183	6,109
FelCor Lodging Trust, Inc. REIT †	1,903	11,722
Fidus Investment Corp.	866	16,800
Financial Engines, Inc.	682	40,538
First Cash Financial Services, Inc. †	128	7,418
First Industrial Realty Trust, Inc. REIT	254	4,133

The accompanying notes are an integral part of these financial statements.	(Continued)

92	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Financials - 15.3% (continued)
First Interstate Bancsystem, Inc.	1,083	$26,154
Flagstar Bancorp, Inc. †	387	5,712
FXCM, Inc., Class A	276	5,451
Geo Group, Inc./The REIT	357	11,870
Gladstone Investment Corp.	220	1,551
Golub Capital BDC, Inc.	236	4,092
Green Dot Corp., Class A †	300	7,899
HCI Group, Inc.	513	20,951
HFF, Inc., Class A	152	3,808
Home BancShares, Inc.	574	17,432
Home Loan Servicing Solutions Ltd. (Cayman Islands)	760	16,728
HomeStreet, Inc.	265	5,114
Hudson Pacific Properties, Inc. REIT	351	6,827
International Bancshares Corp.	362	7,830
Investors Bancorp, Inc.	291	6,367
Kemper Corp.	236	7,930
Lakeland Financial Corp.	116	3,787
LTC Properties, Inc. REIT	138	5,241
Maiden Holdings Ltd. (Bermuda)	347	4,098
Main Street Capital Corp.	317	9,488
Manning & Napier, Inc.	250	4,170
MarketAxess Holdings, Inc.	166	9,967
MBIA, Inc. †	175	1,790
Meadowbrook Insurance Group, Inc.	279	1,813
Medley Capital Corp.	626	8,633
MGIC Investment Corp. †	4,392	31,974
National Penn Bancshares, Inc.	380	3,819
Nelnet, Inc., Class A	400	15,380
New Mountain Finance Corp.	721	10,390
Old National Bancorp	280	3,976
OneBeacon Insurance Group Ltd., Class A	661	9,756
Oritani Financial Corp.	260	4,280
Pacific Premier Bancorp, Inc. †	458	6,155
PacWest Bancorp	303	10,411
Pennsylvania Real Estate Investment Trust REIT	303	5,666
PHH Corp. †	493	11,704
Pinnacle Financial Partners, Inc. †	181	5,396
Platinum Underwriters Holdings Ltd. (Bermuda)	224	13,379
Portfolio Recovery Associates, Inc. †	36	2,158
Primerica, Inc.	444	17,911
PrivateBancorp, Inc.	381	8,153
PS Business Parks, Inc. REIT	43	3,209
Radian Group, Inc.	2,902	40,425
RAIT Financial Trust REIT	853	6,039
Ramco-Gershenson Properties Trust REIT	567	8,737
Regional Management Corp. †	200	6,360
Retail Opportunity Investments Corp. REIT	228	3,151
Rockville Financial, Inc.	141	1,833
Rouse Properties, Inc. REIT	525	10,804
Sabra Health Care REIT, Inc. REIT	393	9,043
Selective Insurance Group, Inc.	315	7,717
Sovran Self Storage, Inc. REIT	110	8,325
STAG Industrial, Inc. REIT	988	19,879
Stewart Information Services Corp.	227	7,262

	SHARES	VALUE (Note 2)
Financials - 15.3% (continued)
Strategic Hotels & Resorts, Inc. REIT †	1,142	$9,913
Sun Communities, Inc. REIT	184	7,842
Sunstone Hotel Investors, Inc. REIT	238	3,032
Susquehanna Bancshares, Inc.	548	6,877
Symetra Financial Corp.	671	11,957
Synovus Financial Corp.	5,006	16,520
Texas Capital Bancshares, Inc. †	146	6,712
THL Credit, Inc.	680	10,622
Triangle Capital Corp.	324	9,516
Trustmark Corp.	208	5,325
UMB Financial Corp.	34	1,848
Umpqua Holdings Corp.	478	7,753
United Bankshares, Inc.	73	2,116
United Community Banks, Inc./GA †	1,200	18,000
Universal Health Realty Income Trust REIT	73	3,056
ViewPoint Financial Group, Inc.	492	10,170
Virtus Investment Partners, Inc. †	149	24,233
Walker & Dunlop, Inc. †	462	7,350
Walter Investment Management Corp. †	238	9,410
Webster Financial Corp.	223	5,693
WesBanco, Inc.	152	4,519
Western Alliance Bancorp †	525	9,938
Whitestone REIT REIT	253	3,727
WisdomTree Investments, Inc. †	1,947	22,605
World Acceptance Corp. †	66	5,935

		1,051,544

Health Care - 16.5%
Abaxis, Inc.	257	10,820
ABIOMED, Inc. †	235	4,481
Acadia Healthcare Co., Inc. †	876	34,541
ACADIA Pharmaceuticals, Inc. †	1,474	40,491
Accelerate Diagnostics, Inc. †	400	5,364
AcelRx Pharmaceuticals, Inc. †	1,155	12,439
Achillion Pharmaceuticals, Inc. †	345	1,042
Acorda Therapeutics, Inc. †	209	7,164
Addus HomeCare Corp. †	800	23,176
Aegerion Pharmaceuticals, Inc. †	334	28,627
Akorn, Inc. †	262	5,156
Albany Molecular Research, Inc. †	622	8,018
Align Technology, Inc. †	105	5,053
Alkermes PLC (Ireland) †	155	5,211
Alnylam Pharmaceuticals, Inc. †	683	43,719
AMN Healthcare Services, Inc. †	743	10,224
Amsurg Corp. †	151	5,995
Analogic Corp.	62	5,124
Anika Therapeutics, Inc. †	394	9,440
Antares Pharma, Inc. †	931	3,780
Arena Pharmaceuticals, Inc. †	475	2,503
Ariad Pharmaceuticals, Inc. †	118	2,171
Array BioPharma, Inc. †	1,518	9,442
Biolase, Inc. †	2,045	3,906
Bio-Reference Labs, Inc. †	414	12,370
BioScrip, Inc. †	757	6,646
BioTelemetry, Inc. †	600	5,946
Cambrex Corp. †	263	3,472
Cantel Medical Corp.	420	13,377
Capital Senior Living Corp. †	432	9,137

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	93

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Health Care - 16.5% (continued)
Celldex Therapeutics, Inc. †	715	$25,332
Celsion Corp. †	3,294	3,788
Centene Corp. †	61	3,902
Clovis Oncology, Inc. †	437	26,561
Curis, Inc. †	447	1,994
Cynosure, Inc., Class A †	245	5,588
Cytokinetics, Inc. †	693	5,260
DexCom, Inc. †	511	14,426
Dyax Corp. †	1,187	8,143
Endocyte, Inc. †	780	10,397
Endologix, Inc. †	490	7,904
Exact Sciences Corp. †	307	3,626
ExamWorks Group, Inc. †	253	6,575
Exelixis, Inc. †	177	1,030
Furiex Pharmaceuticals, Inc. †	316	13,901
GenMark Diagnostics, Inc. †	694	8,432
Genomic Health, Inc. †	224	6,850
Gentiva Health Services, Inc. †	402	4,840
Hanger, Inc. †	261	8,811
HealthStream, Inc. †	255	9,659
ICU Medical, Inc. †	259	17,594
Idenix Pharmaceuticals, Inc. †	334	1,740
ImmunoGen, Inc. †	127	2,162
Infinity Pharmaceuticals, Inc. †	209	3,647
Insmed, Inc. †	690	10,771
Insulet Corp. †	205	7,429
IPC The Hospitalist Co., Inc. †	27	1,377
Isis Pharmaceuticals, Inc. †	272	10,211
Jazz Pharmaceuticals PLC (Ireland) †	72	6,622
Keryx Biopharmaceuticals, Inc. †	1,979	19,988
Lexicon Pharmaceuticals, Inc. †	4,198	9,949
Ligand Pharmaceuticals, Inc., Class B †	179	7,747
Luminex Corp. †	195	3,900
Magellan Health Services, Inc. †	46	2,758
MannKind Corp. †	4,253	24,242
MedAssets, Inc. †	339	8,617
Medicines Co./The †	172	5,765
Medidata Solutions, Inc. †	359	35,516
Merge Healthcare, Inc. †	546	1,425
Merit Medical Systems, Inc. †	161	1,953
MiMedx Group, Inc. †	2,091	8,719
Momenta Pharmaceuticals, Inc. †	100	1,439
MWI Veterinary Supply, Inc. †	55	8,215
Nanosphere, Inc. †	1,970	3,940
National Research Corp., Class B	280	8,361
Navidea Biopharmaceuticals, Inc. †	438	1,161
Nektar Therapeutics †	348	3,637
Neurocrine Biosciences, Inc. †	500	5,660
NewLink Genetics Corp. †	309	5,803
NPS Pharmaceuticals, Inc. †	1,089	34,641
Omeros Corp. †	547	5,333
Omnicell, Inc. †	488	11,556
Oncothyreon, Inc. †	759	1,564
OPKO Health, Inc. †	1,845	16,254
Orexigen Therapeutics, Inc. †	1,467	9,007
Pacira Pharmaceuticals, Inc. †	707	34,000
PAREXEL International Corp. †	228	11,452

	SHARES	VALUE (Note 2)
Health Care - 16.5% (continued)
Peregrine Pharmaceuticals, Inc. †	3,139	$4,426
Pharmacyclics, Inc. †	104	14,396
Providence Service Corp./The †	400	11,476
Puma Biotechnology, Inc. †	416	22,323
Questcor Pharmaceuticals, Inc.	200	11,600
Quidel Corp. †	203	5,765
Raptor Pharmaceutical Corp. †	400	5,976
Repros Therapeutics, Inc. †	959	25,701
RTI Surgical, Inc. †	1,546	5,782
Santarus, Inc. †	731	16,499
Sarepta Therapeutics, Inc. †	473	22,340
Skilled Healthcare Group, Inc., Class A †	623	2,716
Spectranetics Corp. †	556	9,330
Spectrum Pharmaceuticals, Inc.	151	1,267
Sunesis Pharmaceuticals, Inc. †	1,476	7,321
Synergy Pharmaceuticals, Inc. †	711	3,249
Synta Pharmaceuticals Corp. †	981	6,190
TearLab Corp. †	1,163	12,863
TESARO, Inc. †	556	21,539
TG Therapeutics, Inc. †	1,200	6,108
Threshold Pharmaceuticals, Inc. †	1,495	6,952
Universal American Corp.	417	3,178
Vanda Pharmaceuticals, Inc. †	600	6,582
Vivus, Inc. †	199	1,855
West Pharmaceutical Services, Inc.	216	8,888
Wright Medical Group, Inc. †	352	9,180
XenoPort, Inc. †	1,277	7,253
ZIOPHARM Oncology, Inc. †	300	1,185

		1,131,949

Industrials - 15.0%
AAON, Inc.	196	5,206
AAR Corp.	300	8,199
Aceto Corp.	644	10,059
Advisory Board Co./The †	101	6,008
Aerovironment, Inc. †	107	2,472
Aircastle Ltd.	713	12,413
Albany International Corp., Class A	105	3,766
Allegiant Travel Co.	229	24,127
AMERCO	85	15,651
American Railcar Industries, Inc.	113	4,433
American Woodmark Corp. †	270	9,356
Apogee Enterprises, Inc.	271	8,043
Applied Industrial Technologies, Inc.	164	8,446
Argan, Inc.	130	2,856
Arkansas Best Corp.	300	7,701
Astec Industries, Inc.	103	3,704
Astronics Corp. †	275	13,670
Avis Budget Group, Inc. †	469	13,521
AZZ, Inc.	116	4,856
Barnes Group, Inc.	224	7,822
Barrett Business Services, Inc.	211	14,202
Beacon Roofing Supply, Inc. †	535	19,725
Brink’s Co./The	68	1,924
Builders FirstSource, Inc.	1,259	7,403
Capstone Turbine Corp. †	1,193	1,408
Chart Industries, Inc. †	43	5,291
Coleman Cable, Inc.	471	9,943

The accompanying notes are an integral part of these financial statements.	(Continued)

94	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Industrials - 15.0% (continued)
Colfax Corp. †	113	$6,383
Corporate Executive Board Co./The	53	3,849
Deluxe Corp.	367	15,289
DigitalGlobe, Inc. †	275	8,696
Douglas Dynamics, Inc.	179	2,637
Ducommun, Inc. †	394	11,300
DXP Enterprises, Inc. †	198	15,636
Dycom Industries, Inc. †	159	4,450
Echo Global Logistics, Inc. †	134	2,806
Encore Wire Corp.	111	4,378
Energy Recovery, Inc. †	1,600	11,600
EnerNOC, Inc. †	398	5,966
EnerSys, Inc.	213	12,914
Engility Holdings, Inc. †	300	9,519
Erickson Air-Crane, Inc. †	537	8,409
Exponent, Inc.	69	4,957
Federal Signal Corp. †	900	11,583
Forward Air Corp.	130	5,246
Franklin Electric Co., Inc.	202	7,959
FTI Consulting, Inc. †	53	2,003
G&K Services, Inc., Class A	300	18,117
GATX Corp.	58	2,756
GenCorp, Inc. †	588	9,426
Generac Holdings, Inc.	415	17,696
Gibraltar Industries, Inc. †	498	7,101
GP Strategies Corp. †	152	3,985
H&E Equipment Services, Inc. †	289	7,676
Healthcare Services Group, Inc.	518	13,344
Huron Consulting Group, Inc. †	102	5,366
Hyster-Yale Materials Handling, Inc.	124	11,119
InnerWorkings, Inc. †	264	2,592
Kaman Corp.	93	3,521
KEYW Holding Corp./The †	419	5,636
Kimball International, Inc., Class B	371	4,114
Lydall, Inc. †	499	8,568
Macquarie Infrastructure Co. LLC	173	9,262
Manitex International, Inc. †	495	5,410
Manitowoc Co., Inc./The	444	8,694
MasTec, Inc. †	395	11,969
Matson, Inc.	121	3,174
McGrath RentCorp.	83	2,963
Meritor, Inc. †	1,000	7,860
Middleby Corp./The †	56	11,699
Mine Safety Appliances Co.	161	8,309
Mobile Mini, Inc. †	427	14,544
Mueller Industries, Inc.	166	9,241
Mueller Water Products, Inc., Class A	2,456	19,623
Multi-Color Corp.	103	3,495
Navigant Consulting, Inc. †	256	3,958
Nortek, Inc. †	210	14,429
On Assignment, Inc. †	426	14,058
Patrick Industries, Inc. †	922	27,706
PGT, Inc. †	1,116	11,060
PowerSecure International, Inc. †	946	15,183
Primoris Services Corp.	239	6,087
Proto Labs, Inc. †	519	39,646
Quad/Graphics, Inc.	555	16,850

	SHARES	VALUE (Note 2)
Industrials - 15.0% (continued)
Quality Distribution, Inc. †	153	$1,414
RBC Bearings, Inc. †	66	4,349
Republic Airways Holdings, Inc. †	642	7,640
Revolution Lighting Technologies, Inc. †	2,703	6,920
Roadrunner Transportation Systems, Inc. †	302	8,528
Saia, Inc. †	343	10,695
Simpson Manufacturing Co., Inc.	89	2,899
Spirit Airlines, Inc. †	821	28,136
Standex International Corp.	60	3,564
Steelcase, Inc., Class A	547	9,091
Swift Transportation Co. †	680	13,729
Taser International, Inc. †	964	14,373
Team, Inc. †	99	3,935
Tecumseh Products Co., Class A †	489	4,377
Tennant Co.	62	3,844
Textainer Group Holdings Ltd.	231	8,748
Thermon Group Holdings, Inc. †	117	2,704
Titan International, Inc.	137	2,006
Trex Co., Inc. †	201	9,956
TriMas Corp. †	313	11,675
TrueBlue, Inc. †	500	12,005
UniFirst Corp.	100	10,442
United Rentals, Inc. †	89	5,188
United Stationers, Inc.	120	5,220
US Ecology, Inc.	115	3,465
USG Corp. †	223	6,373
Wabash National Corp. †	826	9,631
WageWorks, Inc. †	651	32,843
Werner Enterprises, Inc.	267	6,229
XPO Logistics, Inc. †	226	4,897
YRC Worldwide, Inc. †	268	4,524

		1,033,422

Information Technology - 20.0%
3D Systems Corp. †	133	7,181
ACI Worldwide, Inc. †	147	7,947
Actuate Corp. †	330	2,425
Acxiom Corp. †	400	11,356
Advanced Energy Industries, Inc. †	300	5,256
Advent Software, Inc.	300	9,525
Alliance Fiber Optic Products, Inc.	966	19,774
Angie’s List, Inc. †	802	18,045
Applied Micro Circuits Corp. †	1,291	16,654
ARRIS Group, Inc. †	436	7,438
Aspen Technology, Inc. †	281	9,709
ATMI, Inc. †	113	2,997
Axcelis Technologies, Inc. †	2,288	4,828
Blackbaud, Inc.	186	7,261
Blucora, Inc. †	397	9,123
Booz Allen Hamilton Holding Corp.	459	8,868
Brooks Automation, Inc.	216	2,011
CACI International, Inc., Class A †	39	2,695
CalAmp Corp. †	717	12,641
Calix, Inc. †	798	10,159
Carbonite, Inc. †	500	7,500
Cardtronics, Inc. †	192	7,123
Cass Information Systems, Inc.	62	3,309
Checkpoint Systems, Inc. †	800	13,360

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	95

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Information Technology - 20.0% (continued)
Ciena Corp. †	300	$7,494
Cirrus Logic, Inc. †	157	3,561
Clearfield, Inc. †	661	8,877
Cognex Corp.	218	6,836
Coherent, Inc.	68	4,179
CommVault Systems, Inc. †	72	6,324
comScore, Inc. †	500	14,485
Comtech Telecommunications Corp.	107	2,602
Cornerstone OnDemand, Inc. †	597	30,710
CoStar Group, Inc. †	108	18,133
Cray, Inc. †	618	14,875
Datalink Corp. †	600	8,112
Dealertrack Technologies, Inc. †	171	7,326
Demandware, Inc. †	400	18,532
eGain Corp. †	1,177	17,761
Electronics For Imaging, Inc. †	383	12,133
Ellie Mae, Inc. †	597	19,110
Entegris, Inc. †	550	5,582
Envestnet, Inc. †	492	15,252
EPAM Systems, Inc. †	619	21,355
ePlus, Inc.	90	4,651
Euronet Worldwide, Inc. †	343	13,651
Exar Corp. †	1,200	16,092
ExlService Holdings, Inc. †	162	4,614
Fair Isaac Corp.	165	9,121
FARO Technologies, Inc. †	79	3,331
FEI Co.	87	7,639
Global Cash Access Holdings, Inc. †	470	3,671
Glu Mobile, Inc. †	1,754	4,894
GT Advanced Technologies, Inc. †	207	1,762
Guidewire Software, Inc. †	212	9,987
Harmonic, Inc. †	600	4,614
Heartland Payment Systems, Inc.	174	6,911
Hutchinson Technology, Inc. †	1,615	5,620
Immersion Corp. †	870	11,475
Imperva, Inc. †	300	12,606
Infinera Corp. †	1,581	17,881
Infoblox, Inc. †	200	8,364
Information Services Group, Inc. †	2,600	10,764
Insight Enterprises, Inc. †	194	3,670
Integrated Device Technology, Inc. †	1,700	16,014
Integrated Silicon Solution, Inc. †	174	1,895
Interactive Intelligence Group, Inc. †	216	13,714
Intermolecular, Inc. †	459	2,529
IntraLinks Holdings, Inc. †	1,161	10,217
Ixia †	225	3,526
j2 Global, Inc.	328	16,243
Kulicke & Soffa Industries, Inc. (Singapore) †	235	2,714
Lattice Semiconductor Corp. †	450	2,007
Lexmark International, Inc., Class A	600	19,800
Liquidity Services, Inc. †	81	2,718
LivePerson, Inc. †	246	2,322
Manhattan Associates, Inc. †	104	9,927
Mattson Technology, Inc. †	2,700	6,453
MAXIMUS, Inc.	274	12,341
Measurement Specialties, Inc. †	178	9,655
Mentor Graphics Corp.	559	13,064

	SHARES	VALUE (Note 2)
Information Technology - 20.0% (continued)
Meru Networks, Inc. †	1,189	$3,888
Methode Electronics, Inc.	612	17,136
MicroStrategy, Inc., Class A †	10	1,038
Mitek Systems, Inc. †	1,203	6,232
MKS Instruments, Inc.	143	3,802
Monolithic Power Systems, Inc.	276	8,357
Monotype Imaging Holdings, Inc.	488	13,986
Move, Inc. †	700	11,865
MTS Systems Corp.	53	3,411
Nanometrics, Inc. †	125	2,015
NeoPhotonics Corp. †	1,354	10,006
Netscout Systems, Inc. †	276	7,057
NetSol Technologies, Inc. †	781	7,833
NIC, Inc.	574	13,265
OpenTable, Inc. †	200	13,996
OSI Systems, Inc. †	155	11,543
Parkervision, Inc. †	2,090	7,002
PDF Solutions, Inc. †	254	5,398
Power Integrations, Inc.	200	10,830
Proofpoint, Inc. †	631	20,268
PROS Holdings, Inc. †	171	5,846
Rambus, Inc. †	1,805	16,967
Rogers Corp. †	60	3,569
Sanmina Corp. †	991	17,333
Sapient Corp. †	247	3,846
ScanSource, Inc. †	78	2,699
SciQuest, Inc. †	382	8,580
Semtech Corp. †	117	3,509
Silicon Graphics International Corp. †	702	11,408
Sonus Networks, Inc. †	4,001	13,523
Spansion, Inc., Class A †	279	2,815
SPS Commerce, Inc. †	477	31,921
SS&C Technologies Holdings, Inc. †	374	14,249
Stamps.com, Inc. †	380	17,453
Stratasys Ltd. †	59	5,974
SunEdison, Inc. †	3,409	27,170
SunPower Corp. †	1,245	32,569
Super Micro Computer, Inc. †	181	2,451
Synchronoss Technologies, Inc. †	200	7,612
Take-Two Interactive Software, Inc. †	508	9,225
TiVo, Inc. †	368	4,578
Tyler Technologies, Inc. †	137	11,983
Ubiquiti Networks, Inc.	500	16,795
Ultimate Software Group, Inc./The †	83	12,234
Ultratech, Inc. †	112	3,394
Uni-Pixel, Inc. †	629	11,152
United Online, Inc.	1,323	10,558
ValueClick, Inc. †	771	16,075
VirnetX Holding Corp. †	80	1,632
Vishay Intertechnology, Inc. †	607	7,824
Web.com Group, Inc. †	429	13,874
WebMD Health Corp. †	546	15,616
Yelp, Inc. †	641	42,421
Zhone Technologies, Inc. †	2,700	8,505
Zillow, Inc., Class A †	320	26,998

		1,378,167

The accompanying notes are an integral part of these financial statements.	(Continued)

96	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND

	SHARES	VALUE (Note 2)
Materials - 4.5%
Advanced Emissions Solutions, Inc. †	275	$11,748
AEP Industries, Inc. †	90	6,688
AMCOL International Corp.	59	1,928
American Pacific Corp. †	425	23,273
American Vanguard Corp.	323	8,695
Balchem Corp.	182	9,418
Calgon Carbon Corp. †	158	3,000
Century Aluminum Co. †	800	6,440
Chemtura Corp. †	320	7,357
Deltic Timber Corp.	41	2,671
Eagle Materials, Inc.	154	11,173
Flotek Industries, Inc. †	574	13,202
FutureFuel Corp.	387	6,951
Graphic Packaging Holding Co. †	551	4,717
H.B. Fuller Co.	215	9,716
Haynes International, Inc.	62	2,810
Headwaters, Inc. †	1,216	10,932
Innophos Holdings, Inc.	147	7,759
Innospec, Inc.	119	5,553
KapStone Paper and Packaging Corp.	475	20,330
Louisiana-Pacific Corp. †	209	3,676
LSB Industries, Inc. †	79	2,649
Myers Industries, Inc.	203	4,082
Olin Corp.	256	5,906
OM Group, Inc. †	200	6,756
Paramount Gold and Silver Corp. †	449	579
PH Glatfelter Co.	228	6,172
PolyOne Corp.	556	17,075
RTI International Metals, Inc. †	181	5,799
Schweitzer-Mauduit International, Inc.	200	12,106
Stepan Co.	84	4,849
Texas Industries, Inc. †	211	13,991
Tredegar Corp.	203	5,278
US Concrete, Inc. †	611	12,257
US Silica Holdings, Inc.	764	19,024
Worthington Industries, Inc.	377	12,980
Zoltek Cos., Inc. †	200	3,338

		310,878

Telecommunication Services - 0.7%
8x8, Inc. †	1,152	11,601
Atlantic Tele-Network, Inc.	74	3,858
Cincinnati Bell, Inc. †	883	2,402
Cogent Communications Group, Inc.	214	6,901
Consolidated Communications Holdings, Inc.	147	2,534
IDT Corp., Class B	555	9,851
Lumos Networks Corp.	321	6,956
Premiere Global Services, Inc. †	278	2,769

		46,872

Utilities - 0.5%
ALLETE, Inc.	35	1,690
American States Water Co.	164	4,520
Black Hills Corp.	75	3,740
Chesapeake Utilities Corp.	72	3,779
El Paso Electric Co.	44	1,470
MGE Energy, Inc.	78	4,255
Otter Tail Corp.	366	10,102

	SHARES	VALUE (Note 2)
Utilities - 0.5% (continued)
South Jersey Industries, Inc.	37	$2,167
Unitil Corp.	94	2,751

		34,474

TOTAL COMMON STOCKS (cost $5,280,157)		6,761,720

EXCHANGE-TRADED FUNDS - 1.3%
iShares Russell 2000 Index Fund
(cost $82,818)	841	89,667

MONEY MARKET FUNDS - 1.8%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $126,302)	126,302	126,302

TOTAL INVESTMENTS - 101.3% (cost $5,489,277)		6,977,689

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.3%)		(91,470)

NET ASSETS - 100.0%		$6,886,219

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	97

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

COMMON STOCKS - 86.0%	SHARES	VALUE (Note 2)
Australia - 6.2%
ALS Ltd.	295	$2,890
Amcor Ltd.	9,314	90,873
Aurizon Holdings Ltd.	3,392	14,821
Australia & New Zealand Banking Group Ltd.	1,377	39,592
Coca-Cola Amatil Ltd.	386	4,421
Commonwealth Bank of Australia	815	54,165
CSL Ltd.	8,253	492,605
Dexus Property Group REIT	4,204	3,935
Federation Centres Ltd. REIT	6,256	13,342
GPT Group REIT	1,253	4,066
National Australia Bank Ltd.	1,442	46,203
Orica Ltd.	113	2,117
Santos Ltd.	278	3,918
Telecom Corp of New Zealand Ltd.	1,966	3,761
Telstra Corp. Ltd.	16,142	74,902
Wesfarmers Ltd.	1,172	45,024
Westfield Retail Trust REIT	16,763	46,468
Westpac Banking Corp.	3,086	94,329
Woolworths Ltd.	1,566	51,174

		1,088,606

Austria - 0.4%
Andritz AG	416	24,481
Erste Group Bank AG	785	24,807
Raiffeisen Bank International AG	448	14,666

		63,954

Belgium - 0.5%
Ageas	619	25,083
Anheuser-Busch InBev NV	318	31,545
Belgacom SA	94	2,500
KBC Groep NV	457	22,485
RTL Group SA	62	6,288
UCB SA	98	5,964

		93,865

Bermuda - 0.1%
Gulf Keystone Petroleum Ltd.†	2,240	7,010
Seadrill Ltd.	77	3,458

		10,468

Canada - 12.3%
Alimentation Couche Tard, Inc., Class B (1)	1,246	77,684
AltaGas Ltd. (1)	100	3,554
Bank of Montreal (1)	100	6,674
BCE, Inc. (1)	136	5,812
Boardwalk Real Estate Investment Trust REIT (1)	100	5,593
Brookfield Asset Management, Inc., Class A (1)	509	19,045
Brookfield Office Properties, Inc. (1)	100	1,916
Calloway Real Estate Investment Trust REIT (1)	100	2,364
Canadian Pacific Railway Ltd. (1)	2,223	274,279
CGI Group, Inc., Class A (1)†	676	23,725
CI Financial Corp. (1)	800	24,185
Constellation Software, Inc. (1)	708	124,829

	SHARES	VALUE (Note 2)
Canada - 12.3% (continued)
Dollarama, Inc. (1)	109	$8,858
Empire Co., Ltd., Class A (1)	100	7,220
Ensign Energy Services, Inc. (1)	100	1,713
First Majestic Silver Corp. (1)†	100	1,184
Fortis, Inc. (1)	100	3,038
Gildan Activewear, Inc. (1)	1,656	76,848
IGM Financial, Inc. (1)	100	4,666
Industrial Alliance Insurance & Financial Services, Inc. (1)	800	33,800
Intact Financial Corp. (1)	100	5,998
Jean Coutu Group PJC, Inc./The, Class A (1)	200	3,532
Loblaw Cos., Ltd. (1)	10,365	457,950
Magna International, Inc. (1)	3,044	251,044
Manulife Financial Corp. (1)	8,752	144,783
Metro, Inc. (1)	100	6,255
National Bank of Canada (1)	100	8,259
Onex Corp. (1)	100	5,252
Open Text Corp. (1)	100	7,472
Paramount Resources Ltd., Class A (1)†	100	3,492
Pembina Pipeline Corp. (1)	100	3,314
Precision Drilling Corp. (1)	200	1,984
RioCan Real Estate Investment Trust REIT (1)	242	5,709
Rogers Communications, Inc., Class B (1)	3,763	161,801
Royal Bank of Canada (1)	79	5,062
Shaw Communications, Inc., Class B (1)	100	2,322
Sun Life Financial, Inc. (1)	7,850	250,731
Tim Hortons, Inc. (1)	100	5,800
Tourmaline Oil Corp. (1)†	2,645	107,464
TransAlta Corp. (1)	100	1,299
Trilogy Energy Corp. (1)	100	2,847
Vermilion Energy, Inc. (1)	100	5,497
Yamana Gold, Inc. (1)	300	3,119

		2,157,973

Denmark - 1.7%
Coloplast A/S, Class B	4,207	239,617
Danske Bank A/S †	918	19,796
Novo Nordisk A/S, Class B	206	34,889
Novozymes A/S, B Shares	153	5,856
William Demant Holding A/S †	39	3,606

		303,764

Finland - 1.2%
Kone OYJ, Class B	305	27,244
Metso OYJ	434	17,056
Sampo, A Shares	3,850	165,613

		209,913

France - 2.5%
Air Liquide SA	161	22,433
AXA SA	1,176	27,294
BNP Paribas SA	957	64,736
Danone SA	363	27,332
Dassault Systemes SA	53	7,074
Edenred	323	10,494
Essilor International SA	243	26,135
European Aeronautic Defence and Space Co. NV	496	31,606

The accompanying notes are an integral part of these financial statements.	(Continued)

98	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
France - 2.5% (continued)
Eutelsat Communications SA	106	$3,350
Hermes International	35	12,602
L’Oreal SA	257	44,113
LVMH Moet Hennessy Louis Vuitton SA	196	38,625
Pernod Ricard SA	92	11,424
Sanofi	811	82,135
Societe Generale SA	493	24,561
Sodexo	65	6,066
Technip SA	46	5,400

		445,380

Germany - 4.5%
Adidas AG	160	17,356
BASF SE	106	10,165
Bayer AG	1,970	232,324
Beiersdorf AG	64	5,682
Continental AG	125	21,191
Deutsche Bank AG	67	3,075
Deutsche Lufthansa AG †	730	14,241
Deutsche Post AG	8,416	279,142
Fresenius Medical Care AG & Co. KGaA	109	7,087
Fresenius SE & Co. KGaA	61	7,573
GEA Group AG	93	3,822
Hannover Rueck SE	53	3,895
Merck KGaA	699	109,102
Muenchener Rueckversicherungs AG	264	51,607
RWE AG	83	2,824
SAP AG	171	12,646

		781,732

Hong Kong - 2.5%
AIA Group Ltd.	3,800	17,881
BOC Hong Kong Holdings Ltd.	10,500	33,736
Cheung Kong Infrastructure Holdings Ltd.	1,000	6,936
CLP Holdings Ltd.	1,000	8,144
First Pacific Co., Ltd.	12,000	13,264
Galaxy Entertainment Group Ltd. †	6,000	42,162
Giordano International Ltd.	2,000	1,825
Hang Seng Bank Ltd.	1,200	19,570
Henderson Land Development Co., Ltd.	3,300	20,362
Hong Kong & China Gas Co., Ltd.	2,420	5,825
Link REIT/The REIT	3,500	17,112
Luk Fook Holdings International Ltd.	1,000	3,126
Melco International Development Ltd.	12,000	32,251
New World Development Co., Ltd.	9,000	13,526
Power Assets Holdings Ltd.	1,000	8,953
Sands China Ltd.	22,800	141,144
SJM Holdings Ltd.	6,000	16,906
SmarTone Telecommunications Holdings Ltd.	1,500	1,988
Stella International Holdings Ltd.	1,000	2,568
Wharf Holdings Ltd.	2,000	17,330
Wheelock & Co., Ltd.	3,000	15,915

		440,524

Israel - 1.4%
Bank Hapoalim BM	4,981	25,205
Bezeq The Israeli Telecommunication Corp. Ltd.	107,381	197,400

	SHARES	VALUE (Note 2)
Israel - 1.4% (continued)
EZchip Semiconductor Ltd. †	308	$7,626
Shikun & Binui Ltd.	5,830	13,662

		243,893

Italy - 0.4%
Davide Campari-Milano SpA	430	3,733
Gtech Spa	157	4,493
Luxottica Group SpA	512	27,132
Pirelli & C. SpA	343	4,466
Saipem SpA	71	1,542
Salvatore Ferragamo SpA	534	18,409
Tenaris SA	152	3,556

		63,331

Japan - 29.7%
Acom Co., Ltd. †	30,500	115,321
Aeon Co., Ltd.	1,800	24,845
Aiful Corp. †	36,600	187,293
Autobacs Seven Co., Ltd.	300	4,599
Bridgestone Corp.	900	32,984
Central Japan Railway Co.	200	25,671
Chugai Pharmaceutical Co., Ltd.	800	16,451
Cosmos Pharmaceutical Corp.	200	26,381
CyberAgent, Inc.	100	2,770
Dai-ichi Life Insurance Co., Ltd./The	1,000	14,321
Daikin Industries Ltd.	500	26,687
Dainippon Sumitomo Pharma Co., Ltd.	2,000	27,332
Daiwa House Industry Co., Ltd.	1,000	18,891
Daiwa Securities Group, Inc.	21,000	189,518
Denso Corp.	1,100	51,614
Eisai Co., Ltd.	100	4,070
FamilyMart Co., Ltd.	100	4,331
Fast Retailing Co., Ltd.	100	37,715
Fuji Heavy Industries Ltd.	2,000	55,731
GungHo Online Entertainment, Inc. †	59	46,202
Haseko Corp. †	3,200	23,041
Hino Motors Ltd.	6,000	88,923
Hiroshima Bank Ltd./The	6,000	25,605
Hitachi Ltd.	2,000	13,253
Hitachi Transport System Ltd.	200	2,786
Honda Motor Co., Ltd.	1,300	49,690
House Foods Corp.	100	1,555
Ichigo Group Holdings Co., Ltd.	12,400	59,131
Isuzu Motors Ltd.	19,000	125,950
Itochu Techno-Solutions Corp.	100	3,559
J Trust Co., Ltd.	1,100	19,843
Jafco Co., Ltd.	600	28,895
Japan Retail Fund Investment Corp. REIT	6	12,354
Kajima Corp.	6,000	24,439
Kakaku.com, Inc.	400	9,351
Kansai Electric Power Co., Inc./The †	5,700	73,325
Keihan Electric Railway Co., Ltd.	1,000	4,075
Keyence Corp.	100	38,049
Kintetsu Corp.	3,000	11,201
Kobayashi Pharmaceutical Co., Ltd.	100	5,728
Komeri Co., Ltd.	100	2,454
Kubota Corp.	2,000	29,068
Kyushu Electric Power Co., Inc. †	1,900	27,186

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	99

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Japan - 29.7% (continued)
Matsui Securities Co., Ltd.	1,700	$18,865
Mazda Motor Corp. †	26,000	116,879
Mitsubishi Estate Co., Ltd.	4,000	118,543
Mitsubishi Heavy Industries, Ltd.	4,000	23,067
Mitsubishi Motors Corp. †	10,400	115,547
Mitsubishi UFJ Financial Group, Inc.	49,400	316,869
Mitsui Fudosan Co., Ltd.	2,000	67,539
Mizuho Financial Group, Inc.	27,000	58,697
MS&AD Insurance Group Holdings	1,300	34,074
Nikon Corp.	600	10,517
Nippon Telegraph & Telephone Corp.	100	5,205
Nissan Motor Co., Ltd.	1,200	12,111
Nitori Holdings Co., Ltd.	50	4,579
Nitto Denko Corp.	500	32,607
Nomura Holdings, Inc.	34,200	267,503
Nomura Real Estate Holdings, Inc.	1,000	24,690
Nomura Research Institute Ltd.	700	24,318
NTT Urban Development Corp.	1,200	15,821
Okasan Securities Group, Inc.	6,000	55,500
Olympus Corp. †	1,000	30,546
Ono Pharmaceutical Co., Ltd.	100	6,144
Orient Corp. †	25,500	70,657
Oriental Land Co., Ltd.	100	16,536
ORIX Corp.	9,200	150,401
Rakuten, Inc.	600	9,108
Santen Pharmaceutical Co., Ltd.	100	4,856
Sega Sammy Holdings, Inc.	700	20,198
Sharp Corp. †	6,000	22,127
Shin-Etsu Chemical Co., Ltd.	400	24,542
Shinsei Bank Ltd.	24,000	58,576
Shionogi & Co., Ltd.	700	14,736
Softbank Corp.	3,100	215,287
Sony Corp.	1,600	34,344
Sumitomo Corp.	200	2,703
Sumitomo Mitsui Financial Group, Inc.	3,600	174,332
Sumitomo Mitsui Trust Holdings, Inc.	8,000	39,761
Sumitomo Realty & Development Co., Ltd.	1,000	47,662
Suruga Bank Ltd.	3,000	51,716
Taiheiyo Cement Corp.	4,000	17,491
Taisei Corp.	6,000	29,532
Takara Bio, Inc.	500	12,086
Takeda Pharmaceutical Co., Ltd.	200	9,446
Toho Co., Ltd.	1,300	27,144
Toho Gas Co., Ltd.	1,000	5,242
Tohoku Electric Power Co., Inc. †	1,800	22,173
Tokai Tokyo Financial Holdings, Inc.	4,200	35,238
Tokyo Electric Power Co., Inc †	40,700	253,555
Tokyo Gas Co., Ltd.	3,000	16,455
Tokyo Tatemono Co., Ltd.	2,000	18,389
Tokyu Corp.	3,000	21,441
Tokyu Land Corp.	3,000	31,217
Toyota Motor Corp.	11,100	711,927
Yahoo Japan Corp.	7,400	42,104
Yakult Honsha Co., Ltd.	100	5,021
Yamada Denki Co., Ltd.	400	1,183
Yamaha Motor Co., Ltd.	1,900	27,946
Yokohama Rubber Co., Ltd./The	1,000	9,904
Zensho Holdings Co., Ltd.	200	2,321

		5,209,166

	SHARES	VALUE (Note 2)
Netherlands - 1.6%
Akzo Nobel NV	301	$19,776
ASML Holding NV	1,606	158,633
CNH Industrial NV †	878	11,261
Heineken NV	422	29,897
Koninklijke Ahold NV	658	11,400
Koninklijke Philips NV	1,024	33,035
Unilever NV CVA	377	14,389

		278,391

Norway - 0.2%
Aker Solutions ASA	867	12,175
Gjensidige Forsikring ASA	719	10,854
Golar LNG Ltd.	70	2,621
Telenor ASA	565	12,912

		38,562

Portugal - 0.1%
Galp Energia SGPS SA	140	2,329
Jeronimo Martins SGPS SA	313	6,423

		8,752

Singapore - 1.1%
CapitaLand Ltd.	9,000	22,192
CapitaMalls Asia Ltd.	8,000	12,480
DBS Group Holdings Ltd.	2,000	26,181
Jardine Matheson Holdings Ltd.	400	21,968
Jardine Strategic Holdings Ltd.	500	16,928
Keppel Corp. Ltd.	3,000	24,941
Keppel REIT	23,840	23,345
Mapletree Commercial Trust REIT	20,000	19,382
Singapore Telecommunications Ltd.	10,000	29,781

		197,198

Spain - 4.2%
Abertis Infraestructuras SA	340	6,608
Amadeus IT Holding SA, A Shares	7,801	276,601
Banco Bilbao Vizcaya Argentaria SA	11,199	125,232
CaixaBank	381	1,674
Endesa SA †	148	3,852
Ferrovial SA	5,563	100,192
Gas Natural SDG SA	6,733	140,768
Inditex SA	505	77,898

		732,825

Sweden - 0.6%
Getinge AB, B Shares	138	4,934
Hennes & Mauritz AB, B Shares	383	16,640
Investor AB, B Shares	780	23,655
Skandinaviska Enskilda Banken AB, Class A	1,535	16,271
Svenska Handelsbanken AB, A Shares	392	16,772
Swedbank AB, A Shares	1,066	24,830
Swedish Match AB	114	4,022
Tele2 AB, B Shares	227	2,902

		110,026

Switzerland - 9.0%
Cie Financiere Richemont SA	2,366	237,063
Credit Suisse Group AG †	5,036	154,011
Givaudan SA †	95	138,850

The accompanying notes are an integral part of these financial statements.	(Continued)

100	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

	SHARES	VALUE (Note 2)
Switzerland - 9.0% (continued)
Lindt & Spruengli AG	1	$4,102
Novartis AG	584	44,920
Partners Group Holding AG	1,060	260,183
Roche Holding AG	156	42,100
Schindler Holding AG	32	4,808
SGS SA	12	28,679
Swatch Group AG/The	296	190,631
Swiss Re AG †	841	69,677
Syngenta AG	94	38,419
UBS AG †	17,381	356,231
Wolseley PLC	78	4,036

		1,573,710

Thailand - 0.2%
Thai Beverage PCL	59,000	25,905

United Kingdom - 4.4%
Aggreko PLC	133	3,451
ARM Holdings PLC	1,727	27,642
AstraZeneca PLC	50	2,599
Barclays PLC	13,606	58,148
BG Group PLC	687	13,115
BP PLC	740	5,188
British American Tobacco PLC	941	49,524
British Sky Broadcasting Group PLC	451	6,351
BT Group PLC	5,048	27,949
Bunzl PLC	221	4,787
Burberry Group PLC	203	5,372
Compass Group PLC	1,417	19,492
Croda International PLC	111	4,766
Diageo PLC	1,887	59,983
Experian PLC	1,092	20,791
Fresnillo PLC	272	4,282
G4S PLC	681	2,805
GlaxoSmithKline PLC	126	3,168
HSBC Holdings PLC	10,509	113,743
Imperial Tobacco Group PLC	538	19,889
Intertek Group PLC	94	5,034
Land Securities Group PLC REIT	307	4,563
Meggitt PLC	501	4,450
National Grid PLC	2,270	26,815
Next PLC	241	20,136
Pearson PLC	343	6,980
Randgold Resources Ltd.	40	2,867
Reckitt Benckiser Group PLC	500	36,557
Rexam PLC	474	3,694
Rolls-Royce Holdings PLC †	1,309	23,551
Royal Bank of Scotland Group PLC †	6,019	34,934
SABMiller PLC	977	49,693
Sage Group PLC/The	662	3,535
Severn Trent PLC	173	4,934
Shire PLC	214	8,561
SSE PLC	372	8,872
Standard Life PLC	4,679	26,147
Tate & Lyle PLC	322	3,837
Tesco PLC	1,089	6,331
Tullow Oil PLC	321	5,322
United Utilities Group PLC	372	4,161

	SHARES	VALUE (Note 2)
United Kingdom - 4.4% (continued)
Weir Group PLC/The	778	$29,326
WM Morrison Supermarkets PLC	1,127	5,110

		778,455

United States - 1.2%
Valeant Pharmaceuticals International, Inc. (1)†	2,073	216,145

TOTAL COMMON STOCKS (cost $13,788,768)		15,072,538

EXCHANGE-TRADED FUNDS - 5.9%
iShares MSCI EAFE Index Fund (1) (cost $1,031,736)	16,226	1,035,057

RIGHTS - 0.0% (a)

Spain - 0.0% (a)
Abertis Infraestructuras SA †	340	331
Banco Bilbao Vizcaya Argentaria SA †	11,199	1,530

TOTAL RIGHTS (cost $—)		1,861

MONEY MARKET FUNDS - 3.2%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)
(cost $558,681)	558,681	558,681

TOTAL INVESTMENTS - 95.1% (cost $15,379,185)		16,668,137

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.9%		861,124

NET ASSETS - 100.0%		$17,529,261

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 2, with respect to ASC 820 unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	101

Schedule of Investments	September 30, 2013

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$2,854,313	16.3%
Consumer Staples	1,172,013	6.7
Energy	195,499	1.1
Financials	5,196,909	29.6
Health Care	1,694,987	9.7
Industrials	1,350,313	7.7
Information Technology	826,620	4.7
Materials	417,187	2.4
Mutual Fund	1,035,057	5.9
Telecommunication Services	742,201	4.2
Utilities	624,357	3.6
Money Market Funds	558,681	3.2

Total Investments	16,668,137	95.1
Other Assets in Excess of Liabilities	861,124	4.9

Net Assets	$17,529,261	100.0%

The accompanying notes are an integral part of these financial statements.

102	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR CORE EQUITY FUND

COMMON STOCKS - 94.3%	SHARES	VALUE (Note 2)
Consumer Discretionary - 16.2%
Aaron’s, Inc.	273	$7,562
Abercrombie & Fitch Co., Class A	1,126	39,827
AMC Networks, Inc., Class A †	262	17,942
American Eagle Outfitters, Inc.	625	8,744
Best Buy Co., Inc.	2,166	81,225
Brunswick Corp.	887	35,400
Buckle, Inc./The	268	14,485
CBS Corp., Class B	546	30,117
Chico’s FAS, Inc.	1,086	18,093
Choice Hotels International, Inc.	183	7,904
Cinemark Holdings, Inc.	404	12,823
Comcast Corp., Class A	167	7,540
Cracker Barrel Old Country Store, Inc.	375	38,715
CST Brands, Inc.	36	1,073
Dana Holding Corp.	1,874	42,802
Dillard’s, Inc., Class A	481	37,662
DIRECTV †	1,874	111,972
DISH Network Corp., Class A	588	26,466
Domino’s Pizza, Inc.	549	37,305
DR Horton, Inc.	1,367	26,561
DSW, Inc., Class A	75	6,399
Expedia, Inc.	363	18,800
Fifth & Pacific Cos., Inc. †	549	13,796
Foot Locker, Inc.	493	16,732
Ford Motor Co.	13,425	226,480
Fossil Group, Inc. †	474	55,098
GameStop Corp., Class A	1,153	57,246
Gannett Co., Inc.	2,431	65,127
Gap, Inc./The	1,789	72,061
General Motors Co. †	5,323	191,468
Gentex Corp.	620	15,866
Genuine Parts Co.	219	17,715
Goodyear Tire & Rubber Co./The †	2,296	51,545
H&R Block, Inc.	2,543	67,796
Hanesbrands, Inc.	960	59,818
Hasbro, Inc.	717	33,799
HSN, Inc.	156	8,365
International Game Technology	1,792	33,923
Jarden Corp. †	406	19,650
Johnson Controls, Inc.	1,656	68,724
L Brands, Inc.	612	37,393
Lear Corp.	729	52,175
Leggett & Platt, Inc.	536	16,160
Lennar Corp., Class A	419	14,833
Live Nation Entertainment, Inc. †	2,335	43,314
Lowe’s Cos., Inc.	3,588	170,825
Macy’s, Inc.	1,752	75,809
Mattel, Inc.	1,248	52,241
Mohawk Industries, Inc. †	298	38,815
Netflix, Inc. †	63	19,480
Newell Rubbermaid, Inc.	1,454	39,985
Penske Automotive Group, Inc.	291	12,434
PetSmart, Inc.	73	5,567
Pier 1 Imports, Inc.	1,336	26,079
PulteGroup, Inc.	2,968	48,972
PVH Corp.	147	17,447
Regal Entertainment Group, Class A	553	10,496

	SHARES	VALUE (Note 2)
Consumer Discretionary - 16.2% (continued)
Scripps Networks Interactive, Inc., Class A	79	$6,171
Signet Jewelers Ltd. (Bermuda)	560	40,124
Sinclair Broadcast Group, Inc., Class A	1,283	43,006
Sirius XM Radio, Inc.	6,238	24,141
Six Flags Entertainment Corp.	222	7,501
Staples, Inc.	3,951	57,882
Target Corp.	131	8,381
Tenneco, Inc. †	677	34,189
Time Warner, Inc.	2,953	194,337
TRW Automotive Holdings Corp. †	943	67,245
Tupperware Brands Corp.	493	42,580
Twenty-First Century Fox, Inc.	612	20,502
Urban Outfitters, Inc. †	449	16,510
VF Corp.	172	34,237
Viacom, Inc., Class B	1,357	113,418
Visteon Corp. †	607	45,914
Washington Post Co./The, Class B	58	35,458
Whirlpool Corp.	541	79,224
Williams-Sonoma, Inc.	326	18,321

		3,275,792

Consumer Staples - 5.3%
Archer-Daniels-Midland Co.	2,490	91,732
Avon Products, Inc.	828	17,057
Coca-Cola Enterprises, Inc.	813	32,691
ConAgra Foods, Inc.	438	13,289
Constellation Brands, Inc., Class A †	279	16,015
CVS Caremark Corp.	1,901	107,882
Dean Foods Co. †	1,045	20,169
Energizer Holdings, Inc.	308	28,074
Flowers Foods, Inc.	932	19,982
Green Mountain Coffee Roasters, Inc. †	829	62,449
Herbalife Ltd. (Cayman Islands)	529	36,908
Ingredion, Inc.	267	17,667
Kroger Co./The	2,092	84,391
Nu Skin Enterprises, Inc., Class A	518	49,593
Pilgrim’s Pride Corp. †	2,998	50,336
Rite Aid Corp. †	17,236	82,043
Safeway, Inc.	2,094	66,987
Tyson Foods, Inc., Class A	2,491	70,446
Walgreen Co.	3,396	182,705
Wal-Mart Stores, Inc.	170	12,573
WhiteWave Foods Co., Class A †	53	1,058

		1,064,047

Energy - 6.0%
Bristow Group, Inc.	235	17,099
Cimarex Energy Co.	271	26,124
CVR Energy, Inc.	1,147	44,182
Delek US Holdings, Inc.	545	11,494
Denbury Resources, Inc. †	689	12,685
EOG Resources, Inc.	159	26,916
Helmerich & Payne, Inc.	955	65,847
Hess Corp.	1,476	114,154
HollyFrontier Corp.	1,262	53,143
Marathon Oil Corp.	4,004	139,660
Marathon Petroleum Corp.	1,593	102,462
Murphy Oil Corp.	1,132	68,282

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	103

Schedule of Investments	September 30, 2013

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Energy - 6.0% (continued)
Noble Energy, Inc.	1,099	$73,644
Oasis Petroleum, Inc. †	813	39,943
Oil States International, Inc. †	346	35,797
Patterson-UTI Energy, Inc.	2,082	44,513
Phillips 66	2,359	136,397
RPC, Inc.	1,477	22,849
Superior Energy Services, Inc. †	1,328	33,253
Valero Energy Corp.	2,738	93,503
Western Refining, Inc.	1,134	34,065
WPX Energy, Inc. †	1,361	26,213

		1,222,225

Financials - 30.2%
Aflac, Inc.	1,729	107,181
Alleghany Corp. †	26	10,651
Allstate Corp./The	1,817	91,849
American Capital Ltd. †	1,510	20,762
American Financial Group, Inc.	402	21,732
American International Group, Inc.	5,065	246,311
American National Insurance Co.	103	10,098
Amtrust Financial Services, Inc.	422	16,483
Arch Capital Group Ltd. (Bermuda) †	388	21,002
Ares Capital Corp.	1,032	17,843
Aspen Insurance Holdings Ltd. (Bermuda)	573	20,794
Assurant, Inc.	776	41,982
Assured Guaranty Ltd. (Bermuda)	1,762	33,037
Axis Capital Holdings Ltd.	473	20,486
Bank of America Corp.	32,541	449,066
Bank of New York Mellon Corp./The	3,713	112,095
Berkshire Hathaway, Inc., Class B †	3,828	434,516
BlackRock, Inc.	100	27,062
Capital One Financial Corp.	1,068	73,414
Chubb Corp./The	84	7,498
Cincinnati Financial Corp.	372	17,543
Citigroup, Inc.	9,104	441,635
CNA Financial Corp.	537	20,503
CNO Financial Group, Inc.	4,099	59,026
Comerica, Inc.	922	36,244
Credit Acceptance Corp. †	134	14,849
Discover Financial Services	1,379	69,695
E*TRADE Financial Corp. †	1,542	25,443
East West Bancorp, Inc.	800	25,560
Everest Re Group Ltd.	289	42,023
Federated Investors, Inc., Class B	174	4,726
Fidelity National Financial, Inc., Class A	1,408	37,453
Fifth Third Bancorp	4,093	73,838
First American Financial Corp.	793	19,310
First Niagara Financial Group, Inc.	2,500	25,925
Franklin Resources, Inc.	505	25,528
Fulton Financial Corp.	915	10,687
Genworth Financial, Inc., Class A †	5,498	70,319
Goldman Sachs Group, Inc./The	1,290	204,091
Hartford Financial Services Group, Inc.	2,688	83,651
HCC Insurance Holdings, Inc.	457	20,026
Huntington Bancshares, Inc.	6,075	50,179
JPMorgan Chase & Co.	10,623	549,103
KeyCorp	5,353	61,024
Legg Mason, Inc.	391	13,075

	SHARES	VALUE (Note 2)
Financials - 30.2% (continued)
Leucadia National Corp.	952	$25,932
Lincoln National Corp.	1,918	80,537
M&T Bank Corp.	416	46,559
MBIA, Inc. †	2,070	21,176
Medical Properties Trust, Inc. REIT	789	9,602
MetLife, Inc.	4,513	211,885
Morgan Stanley	6,169	166,255
NASDAQ OMX Group, Inc./The	646	20,730
Nationstar Mortgage Holdings, Inc. †	486	27,328
Ocwen Financial Corp. †	449	25,041
Old Republic International Corp.	2,989	46,031
PartnerRe Ltd. (Bermuda)	236	21,603
PNC Financial Services Group, Inc./The	1,648	119,398
Principal Financial Group, Inc.	1,336	57,207
ProAssurance Corp.	509	22,936
Progressive Corp./The	1,000	27,230
Protective Life Corp.	1,175	49,996
Prudential Financial, Inc.	1,711	133,424
Raymond James Financial, Inc.	224	9,334
Regions Financial Corp.	7,783	72,071
Reinsurance Group of America, Inc.	202	13,532
SLM Corp.	2,264	56,374
State Street Corp.	1,461	96,061
SunTrust Banks, Inc.	2,367	76,738
Susquehanna Bancshares, Inc.	820	10,291
Synovus Financial Corp.	6,947	22,925
Torchmark Corp.	309	22,356
Travelers Cos., Inc./The	1,167	98,927
Unum Group	2,166	65,933
Validus Holdings Ltd. (Bermuda)	525	19,414
Wells Fargo & Co.	14,126	583,686
White Mountains Insurance Group Ltd.	19	10,785
WR Berkley Corp.	245	10,501
Zions Bancorp.	1,434	39,320

		6,106,436

Health Care - 7.9%
Abbott Laboratories	2,220	73,682
Aetna, Inc.	1,685	107,874
AmerisourceBergen Corp.	238	14,542
Amgen, Inc.	367	41,082
Baxter International, Inc.	304	19,970
Becton Dickinson and Co.	165	16,503
Boston Scientific Corp. †	6,915	81,182
CareFusion Corp. †	870	32,103
Centene Corp. †	509	32,556
Cigna Corp.	1,306	100,379
Community Health Systems, Inc.	1,185	49,177
Cooper Cos., Inc./The	128	16,600
Eli Lilly & Co.	550	27,681
Gilead Sciences, Inc. †	138	8,672
HCA Holdings, Inc.	2,214	94,648
Health Net, Inc. †	466	14,772
Humana, Inc.	451	42,092
LifePoint Hospitals, Inc. †	288	13,429
McKesson Corp.	367	47,086
Medtronic, Inc.	3,303	175,885
Mylan, Inc. †	1,140	43,514

The accompanying notes are an integral part of these financial statements.	(Continued)

104	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Health Care - 7.9% (continued)
Omnicare, Inc.	789	$43,790
Questcor Pharmaceuticals, Inc.	300	17,400
ResMed, Inc.	188	9,930
STERIS Corp.	600	25,776
Stryker Corp.	348	23,521
Team Health Holdings, Inc. †	204	7,740
Tenet Healthcare Corp. †	612	25,208
Thermo Fisher Scientific, Inc.	401	36,952
United Therapeutics Corp. †	284	22,393
UnitedHealth Group, Inc.	1,893	135,558
Universal Health Services, Inc., Class B	538	40,345
WellPoint, Inc.	1,232	103,008
West Pharmaceutical Services, Inc.	312	12,839
Zimmer Holdings, Inc.	278	22,835
Zoetis, Inc.	806	25,083

		1,605,807

Industrials - 13.0%
3M Co.	169	20,180
A. O. Smith Corp.	604	27,301
AECOM Technology Corp. †	1,687	52,752
AGCO Corp.	826	49,907
Alaska Air Group, Inc.	895	56,045
Alliant Techsystems, Inc.	408	39,804
AMERCO	297	54,687
Avis Budget Group, Inc. †	1,757	50,654
Boeing Co./The	2,276	267,430
Carlisle Cos., Inc.	289	20,314
Cintas Corp.	292	14,950
Copa Holdings SA (Panama), Class A	293	40,630
Crane Co.	578	35,645
Cummins, Inc.	524	69,624
Delta Air Lines, Inc.	5,215	123,022
Deluxe Corp.	516	21,497
Dover Corp.	852	76,535
Dun & Bradstreet Corp./The	146	15,162
EMCOR Group, Inc.	734	28,721
EnerSys, Inc.	672	40,743
Esterline Technologies Corp. †	177	14,141
Exelis, Inc.	2,830	44,459
FedEx Corp.	247	28,185
Flowserve Corp.	357	22,273
Generac Holdings, Inc.	831	35,434
Hertz Global Holdings, Inc. †	2,896	64,175
Huntington Ingalls Industries, Inc.	157	10,582
ITT Corp.	443	15,926
Jacobs Engineering Group, Inc. †	955	55,562
L-3 Communications Holdings, Inc.	580	54,810
Lennox International, Inc.	183	13,773
Lincoln Electric Holdings, Inc.	301	20,053
Manitowoc Co., Inc./The	1,344	26,316
Manpowergroup, Inc.	729	53,027
MasTec, Inc. †	556	16,847
MRC Global, Inc. †	705	18,894
Navistar International Corp. †	407	14,847
Northrop Grumman Corp.	1,216	115,836
Oshkosh Corp. †	1,154	56,523
Pitney Bowes, Inc.	1,372	24,957

	SHARES	VALUE (Note 2)
Industrials - 13.0% (continued)
Raytheon Co.	921	$70,981
Regal-Beloit Corp.	121	8,220
Rockwell Automation, Inc.	616	65,875
RR Donnelley & Sons Co.	2,194	34,665
Ryder System, Inc.	936	55,879
Snap-on, Inc.	219	21,791
Southwest Airlines Co.	6,491	94,509
Swift Transportation Co. †	2,398	48,416
Terex Corp. †	1,095	36,792
Textainer Group Holdings Ltd.	298	11,285
Timken Co.	826	49,890
Toro Co./The	176	9,566
Towers Watson & Co., Class A	300	32,088
Trinity Industries, Inc.	1,039	47,119
Triumph Group, Inc.	183	12,850
United Continental Holdings, Inc. †	2,218	68,115
United Rentals, Inc. †	1,052	61,321
URS Corp.	726	39,023
Valmont Industries, Inc.	109	15,141
WABCO Holdings, Inc. †	180	15,167
WESCO International, Inc. †	142	10,867

		2,621,783

Information Technology - 11.7%
Activision Blizzard, Inc.	4,388	73,148
Amdocs Ltd.	572	20,958
AOL, Inc. †	555	19,192
Arrow Electronics, Inc. †	400	19,412
Aruba Networks, Inc. †	536	8,919
Booz Allen Hamilton Holding Corp.	893	17,253
Brocade Communications Systems, Inc. †	5,045	40,612
CA, Inc.	1,395	41,390
Cadence Design Systems, Inc. †	1,184	15,984
Cisco Systems, Inc.	16,906	395,939
Computer Sciences Corp.	1,035	53,551
CoreLogic, Inc. †	713	19,287
Corning, Inc.	6,755	98,555
Dell, Inc.	2,500	34,425
EchoStar Corp., Class A †	803	35,284
Electronic Arts, Inc. †	1,370	35,003
First Solar, Inc. †	1,457	58,586
FLIR Systems, Inc.	1,144	35,922
Freescale Semiconductor Ltd. (Bermuda) †	1,505	25,058
Harris Corp.	354	20,992
Hewlett-Packard Co.	6,803	142,727
Ingram Micro, Inc., Class A †	1,000	23,050
KLA-Tencor Corp.	103	6,268
Lam Research Corp. †	801	41,003
Leidos Holdings, Inc.	697	31,705
Marvell Technology Group Ltd.	1,340	15,410
Micron Technology, Inc. †	6,086	106,322
Microsoft Corp.	6,838	227,774
Motorola Solutions, Inc.	108	6,413
NetApp, Inc.	1,817	77,441
NeuStar, Inc., Class A †	348	17,219
NVIDIA Corp.	932	14,502
Oracle Corp.	264	8,757
Rovi Corp. †	755	14,473

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	105

Schedule of Investments	September 30, 2013

AQR CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Information Technology - 11.7% (continued)
SanDisk Corp.	1,454	$86,528
Science Applications International Corp. †	398	13,432
SunPower Corp. †	800	20,928
Symantec Corp.	3,626	89,743
Teradyne, Inc. †	736	12,159
Western Digital Corp.	1,537	97,446
Xerox Corp.	8,650	89,008
Yahoo!, Inc. †	4,332	143,649
Zebra Technologies Corp., Class A †	240	10,927

		2,366,354

Materials - 3.8%
Ashland, Inc.	54	4,994
Avery Dennison Corp.	443	19,279
Axiall Corp.	566	21,389
CF Industries Holdings, Inc.	131	27,619
Chemtura Corp. †	457	10,506
Dow Chemical Co./The	800	30,720
Eastman Chemical Co.	466	36,301
Graphic Packaging Holding Co. †	2,256	19,311
Huntsman Corp.	1,049	21,620
International Paper Co.	2,412	108,058
Louisiana-Pacific Corp. †	2,214	38,944
NewMarket Corp.	40	11,516
Owens-Illinois, Inc. †	680	20,414
Packaging Corp. of America	380	21,694
PPG Industries, Inc.	542	90,547
Reliance Steel & Aluminum Co.	535	39,200
Rock Tenn Co., Class A	555	56,205
Sealed Air Corp.	498	13,541
Sherwin-Williams Co./The	94	17,125
Steel Dynamics, Inc.	1,383	23,110
Valspar Corp./The	188	11,925
Westlake Chemical Corp.	382	39,980
Worthington Industries, Inc.	1,059	36,461
WR Grace & Co. †	428	37,407

		757,866

Utilities - 0.2%
Portland General Electric Co.	195	5,505
UGI Corp.	720	28,173

		33,678

TOTAL COMMON STOCKS (cost $18,488,047)		19,053,988

EXCHANGE-TRADED FUNDS - 0.8%
SPDR S&P 500 ETF Trust (cost $164,536)	1,002	168,436

MONEY MARKET FUNDS - 1.7%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $336,437)	336,437	336,437

TOTAL INVESTMENTS - 96.8% (cost $18,989,020)		19,558,861

OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%		655,304

NET ASSETS - 100.0%		$20,214,165

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

106	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP CORE EQUITY FUND

COMMON STOCKS - 93.8%	SHARES	VALUE (Note 2)
Consumer Discretionary - 23.0%
1-800-Flowers.com, Inc., Class A †	911	$4,491
American Axle & Manufacturing Holdings, Inc. †	652	12,857
American Public Education, Inc. †	108	4,082
ANN, Inc. †	291	10,540
Asbury Automotive Group, Inc. †	243	12,928
Ascent Capital Group, Inc., Class A †	88	7,095
Big 5 Sporting Goods Corp.	255	4,100
Bon-Ton Stores, Inc./The	362	3,819
Bridgepoint Education, Inc. †	624	11,257
Brown Shoe Co., Inc.	411	9,646
Caesars Entertainment Corp. †	867	17,089
Callaway Golf Co.	740	5,269
Capella Education Co. †	130	7,353
Career Education Corp. †	1,158	3,196
Carmike Cinemas, Inc. †	269	5,940
Cato Corp./The, Class A	231	6,463
Children’s Place Retail Stores, Inc./The †	106	6,133
Christopher & Banks Corp. †	628	4,528
Columbia Sportswear Co.	177	10,661
Conn’s, Inc. †	259	12,960
Corinthian Colleges, Inc. †	1,230	2,694
Cracker Barrel Old Country Store, Inc.	105	10,840
Crocs, Inc. †	196	2,668
CSS Industries, Inc.	240	5,762
Denny’s Corp. †	799	4,890
Destination Maternity Corp.	213	6,773
Destination XL Group, Inc. †	934	6,043
DeVry, Inc.	509	15,555
Dex Media, Inc. †	758	6,163
Drew Industries, Inc.	166	7,560
Einstein Noah Restaurant Group, Inc.	302	5,231
Entercom Communications Corp., Class A †	358	3,143
Entravision Communications Corp., Class A	1,813	10,697
EW Scripps Co., Class A †	521	9,560
Express, Inc. †	568	13,399
G-III Apparel Group Ltd. †	237	12,938
Grand Canyon Education, Inc. †	324	13,051
Gray Television, Inc. †	1,054	8,274
Group 1 Automotive, Inc.	96	7,457
Harte-Hanks, Inc.	600	5,298
Haverty Furniture Cos., Inc.	275	6,746
Helen of Troy Ltd. (Bermuda) †	200	8,840
hhgregg, Inc. †	544	9,743
Iconix Brand Group, Inc. †	479	15,912
Jones Group, Inc./The	751	11,273
Journal Communications, Inc., Class A †	1,151	9,841
K12, Inc. †	100	3,088
Kirkland’s, Inc. †	259	4,776
La-Z-Boy, Inc.	441	10,015
LeapFrog Enterprises, Inc. †	702	6,613
Lee Enterprises, Inc. †	1,075	2,838
Lithia Motors, Inc., Class A	226	16,489
Lumber Liquidators Holdings, Inc. †	76	8,105
McClatchy Co./The, Class A †	990	2,970
MDC Partners, Inc., Class A	240	6,715
Men’s Wearhouse, Inc./The	268	9,125
Meredith Corp.	327	15,572

	SHARES	VALUE (Note 2)
Consumer Discretionary - 23.0% (continued)
Modine Manufacturing Co. †	480	$7,022
Monarch Casino & Resort, Inc. †	327	6,206
Motorcar Parts of America, Inc. †	300	3,801
Movado Group, Inc.	192	8,400
Multimedia Games Holding Co., Inc. †	385	13,302
NACCO Industries, Inc., Class A	157	8,701
Nautilus, Inc. †	896	6,469
New York Times Co./The, Class A †	260	3,268
Nexstar Broadcasting Group, Inc., Class A	335	14,909
Orbitz Worldwide, Inc. †	1,294	12,461
Outerwall, Inc. †	169	8,448
Overstock.com, Inc. †	424	12,580
Pacific Sunwear of California, Inc. †	1,621	4,863
Papa John’s International, Inc.	87	6,080
Perry Ellis International, Inc.	218	4,107
PetMed Express, Inc.	512	8,340
Pinnacle Entertainment, Inc. †	352	8,818
Quiksilver, Inc. †	1,454	10,222
RadioShack Corp. †	1,119	3,816
Red Robin Gourmet Burgers, Inc. †	100	7,110
Ruth’s Hospitality Group, Inc.	429	5,088
Ryland Group, Inc./The	241	9,770
Scholastic Corp.	248	7,105
Shoe Carnival, Inc.	236	6,374
Shutterfly, Inc. †	79	4,415
Sinclair Broadcast Group, Inc., Class A	239	8,011
Skechers U.S.A., Inc., Class A †	362	11,262
Smith & Wesson Holding Corp. †	674	7,407
Sonic Automotive, Inc., Class A	236	5,617
Sonic Corp. †	404	7,171
Standard Motor Products, Inc.	311	10,002
Stein Mart, Inc.	472	6,476
Stoneridge, Inc. †	512	5,535
Sturm, Ruger & Co., Inc.	126	7,891
Superior Industries International, Inc.	254	4,529
Thor Industries, Inc.	170	9,867
Tower International, Inc. †	345	6,897
Tuesday Morning Corp. †	627	9,574
Unifi, Inc. †	281	6,564
Universal Electronics, Inc. †	259	9,332
Valassis Communications, Inc.	365	10,541
ValueVision Media, Inc., Class A †	931	4,050
VOXX International Corp. †	523	7,165
Winnebago Industries, Inc. †	332	8,619
Zale Corp. †	1,060	16,112

		821,361

Consumer Staples - 3.9%
Andersons, Inc./The	100	6,990
Chiquita Brands International, Inc. †	530	6,710
Dean Foods Co. †	100	1,930
Female Health Co./The	431	4,254
Fresh Del Monte Produce, Inc.	96	2,849
Harbinger Group, Inc. †	281	2,914
Ingles Markets, Inc., Class A	356	10,228
Inter Parfums, Inc.	370	11,096
Medifast, Inc. †	238	6,400
Omega Protein Corp. †	546	5,553

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	107

Schedule of Investments	September 30, 2013

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Consumer Staples - 3.9% (continued)
Prestige Brands Holdings, Inc. †	209	$6,295
Revlon, Inc., Class A †	392	10,886
Rite Aid Corp. †	1,247	5,936
Roundy’s, Inc.	600	5,160
Sanderson Farms, Inc.	189	12,330
Spartan Stores, Inc.	200	4,412
SUPERVALU, Inc. †	2,059	16,946
Universal Corp.	95	4,838
USANA Health Sciences, Inc. †	132	11,456

		137,183

Energy - 3.4%
Basic Energy Services, Inc. †	279	3,527
Bonanza Creek Energy, Inc. †	274	13,223
Dawson Geophysical Co. †	159	5,163
Delek US Holdings, Inc.	376	7,930
EPL Oil & Gas, Inc. †	345	12,803
Exterran Holdings, Inc. †	340	9,374
Geospace Technologies Corp. †	118	9,947
Green Plains Renewable Energy, Inc.	506	8,121
Hercules Offshore, Inc. †	462	3,405
Matrix Service Co. †	193	3,787
Newpark Resources, Inc. †	1,111	14,065
Parker Drilling Co. †	700	3,990
Renewable Energy Group, Inc. †	583	8,832
REX American Resources Corp. †	179	5,502
Warren Resources, Inc. †	1,920	5,626
Willbros Group, Inc. †	426	3,911

		119,206

Financials - 19.7%
American Equity Investment Life Holding Co.	783	16,615
Amtrust Financial Services, Inc.	293	11,445
Argo Group International Holdings Ltd. (Bermuda)	206	8,833
Arlington Asset Investment Corp., Class A	224	5,327
Ashford Hospitality Trust, Inc. REIT	776	9,576
Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	383	9,544
Banner Corp.	272	10,380
BBCN Bancorp, Inc.	501	6,894
BlackRock Kelso Capital Corp.	532	5,049
BofI Holding, Inc. †	149	9,664
C&F Financial Corp.	51	2,468
Capital Southwest Corp.	100	3,421
Cardinal Financial Corp.	327	5,405
Central Pacific Financial Corp.	224	3,965
Chemical Financial Corp.	178	4,970
CoBiz Financial, Inc.	304	2,937
Community Trust Bancorp, Inc.	134	5,439
Cowen Group, Inc., Class A †	1,305	4,502
Eagle Bancorp, Inc. †	220	6,224
Employers Holdings, Inc.	267	7,941
Encore Capital Group, Inc. †	297	13,620
Endurance Specialty Holdings Ltd. (Bermuda)	285	15,310
Enterprise Financial Services Corp.	200	3,356
EverBank Financial Corp.	408	6,112
FBL Financial Group, Inc., Class A	234	10,507

	SHARES	VALUE (Note 2)
Financials - 19.7% (continued)
FBR & Co. †	278	$7,453
Federal Agricultural Mortgage Corp., Class C	148	4,940
Fidelity Southern Corp.	421	6,458
First Citizens BancShares, Inc., Class A	47	9,663
First Defiance Financial Corp.	100	2,339
First Interstate Bancsystem, Inc.	533	12,872
First Merchants Corp.	327	5,667
First Midwest Bancorp, Inc.	393	5,938
Flagstar Bancorp, Inc. †	717	10,583
Flushing Financial Corp.	290	5,350
GFI Group, Inc.	777	3,069
Hanmi Financial Corp.	380	6,297
Hanover Insurance Group, Inc./The	226	12,502
HCI Group, Inc.	212	8,658
Heartland Financial USA, Inc.	197	5,488
Hilltop Holdings, Inc. †	599	11,081
HomeStreet, Inc.	141	2,721
Horace Mann Educators Corp.	441	12,516
International Bancshares Corp.	200	4,326
Investment Technology Group, Inc. †	368	5,785
KCAP Financial, Inc.	301	2,703
Lakeland Bancorp, Inc.	338	3,802
Maiden Holdings Ltd. (Bermuda)	824	9,731
MB Financial, Inc.	200	5,648
MBIA, Inc. †	464	4,747
Medallion Financial Corp.	295	4,390
MGIC Investment Corp. †	1,275	9,282
Montpelier Re Holdings Ltd. (Bermuda)	460	11,983
National Western Life Insurance Co., Class A	28	5,650
Navigators Group, Inc./The †	106	6,124
Nelnet, Inc., Class A	351	13,496
New Mountain Finance Corp.	380	5,476
NGP Capital Resources Co. BDC	487	3,618
PennantPark Investment Corp. BDC	511	5,754
PHH Corp. †	397	9,425
Phoenix Cos., Inc./The †	163	6,303
Piper Jaffray Cos. †	250	8,572
Platinum Underwriters Holdings Ltd. (Bermuda)	203	12,125
Primerica, Inc.	480	19,363
PrivateBancorp, Inc.	200	4,280
Provident Financial Holdings, Inc.	289	4,800
Radian Group, Inc.	685	9,542
RAIT Financial Trust REIT	651	4,609
Regional Management Corp. †	100	3,180
Renasant Corp.	209	5,679
S&T Bancorp, Inc.	100	2,422
Safety Insurance Group, Inc.	125	6,621
Sandy Spring Bancorp, Inc.	100	2,326
Selective Insurance Group, Inc.	222	5,439
StanCorp Financial Group, Inc.	342	18,817
Stewart Information Services Corp.	257	8,221
Symetra Financial Corp.	1,136	20,244
Synovus Financial Corp.	6,165	20,344
Texas Capital Bancshares, Inc. †	162	7,447
THL Credit, Inc.	300	4,686
TICC Capital Corp.	559	5,450
Triangle Capital Corp.	199	5,845

The accompanying notes are an integral part of these financial statements.	(Continued)

108	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Financials - 19.7% (continued)
Trico Bancshares	141	$3,212
Umpqua Holdings Corp.	200	3,244
Union First Market Bankshares Corp.	269	6,287
United Community Banks, Inc. †	634	9,510
United Fire Group, Inc.	223	6,795
Walter Investment Management Corp. †	171	6,761
Webster Financial Corp.	120	3,064
WesBanco, Inc.	242	7,195
Western Alliance Bancorp †	683	12,929
Wilshire Bancorp, Inc.	833	6,814
World Acceptance Corp. †	117	10,521
WSFS Financial Corp.	88	5,302

		702,988

Health Care - 5.2%
Addus HomeCare Corp. †	382	11,067
Albany Molecular Research, Inc. †	637	8,211
Alere, Inc. †	221	6,756
Alliance HealthCare Services, Inc. †	100	2,769
AMN Healthcare Services, Inc. †	561	7,719
BioDelivery Sciences International, Inc. †	814	4,420
Bio-Reference Labs, Inc. †	90	2,689
BioTelemetry, Inc. †	871	8,632
Cambrex Corp. †	412	5,438
Cardiovascular Systems, Inc. †	131	2,627
Emergent Biosolutions, Inc. †	135	2,572
Endocyte, Inc. †	164	2,186
Five Star Quality Care, Inc. †	712	3,681
Gentiva Health Services, Inc. †	713	8,584
Greatbatch, Inc. †	81	2,756
Hill-Rom Holdings, Inc.	100	3,583
ICU Medical, Inc. †	100	6,793
Kindred Healthcare, Inc.	681	9,146
LHC Group, Inc. †	223	5,232
Magellan Health Services, Inc. †	128	7,675
MedAssets, Inc. †	132	3,355
Medical Action Industries, Inc. †	416	2,762
Molina Healthcare, Inc. †	321	11,428
PDL BioPharma, Inc.	1,120	8,926
PharMerica Corp. †	511	6,781
Providence Service Corp./The †	218	6,254
Questcor Pharmaceuticals, Inc.	123	7,134
Repligen Corp. †	647	7,175
Santarus, Inc. †	531	11,985
SciClone Pharmaceuticals, Inc. †	680	3,448
Vascular Solutions, Inc. †	227	3,814

		185,598

Industrials - 17.1%
AAR Corp.	376	10,276
Aegion Corp. †	137	3,251
Air Transport Services Group, Inc. †	915	6,853
Aircastle Ltd.	571	9,941
Alamo Group, Inc.	124	6,065
Albany International Corp., Class A	81	2,905
Allegiant Travel Co.	76	8,007
Altra Holdings, Inc.	169	4,548
American Railcar Industries, Inc.	157	6,159

	SHARES	VALUE (Note 2)
Industrials - 17.1% (continued)
Arkansas Best Corp.	297	$7,624
Barrett Business Services, Inc.	136	9,154
Brink’s Co./The	165	4,670
Ceco Environmental Corp.	300	4,224
Celadon Group, Inc.	184	3,435
CIRCOR International, Inc.	123	7,648
Coleman Cable, Inc.	360	7,600
Columbus McKinnon Corp. †	368	8,843
Consolidated Graphics, Inc. †	123	6,895
Deluxe Corp.	307	12,790
Ducommun, Inc. †	350	10,038
DXP Enterprises, Inc. †	71	5,607
Eagle Bulk Shipping, Inc. †	796	5,715
EnerNOC, Inc. †	490	7,345
EnerSys, Inc.	259	15,703
Ennis, Inc.	200	3,608
Erickson Air-Crane, Inc. †	307	4,808
Federal Signal Corp. †	400	5,148
FTI Consulting, Inc. †	233	8,807
G&K Services, Inc., Class A	128	7,730
GenCorp, Inc. †	480	7,694
Gibraltar Industries, Inc. †	390	5,561
H&E Equipment Services, Inc. †	258	6,853
Hardinge, Inc.	462	7,138
Hawaiian Holdings, Inc. †	723	5,379
Herman Miller, Inc.	100	2,918
HNI Corp.	113	4,088
ICF International, Inc. †	274	9,702
International Shipholding Corp.	100	2,744
Intersections, Inc.	316	2,771
JetBlue Airways Corp. †	996	6,633
John Bean Technologies Corp.	230	5,722
Kadant, Inc.	170	5,710
Kelly Services, Inc., Class A	467	9,093
Kforce, Inc.	264	4,670
Kimball International, Inc., Class B	564	6,255
LB Foster Co., Class A	116	5,306
Lindsay Corp.	55	4,489
Lydall, Inc. †	307	5,271
Manitex International, Inc. †	277	3,028
Meritor, Inc. †	400	3,144
Multi-Color Corp.	100	3,393
MYR Group, Inc. †	222	5,395
National Presto Industries, Inc.	55	3,873
NN, Inc.	413	6,426
Nortek, Inc. †	91	6,253
Northwest Pipe Co. †	94	3,091
Orbital Sciences Corp. †	379	8,027
Orion Marine Group, Inc. †	241	2,509
Pacer International, Inc. †	500	3,095
Park-Ohio Holdings Corp. †	223	8,568
Patrick Industries, Inc. †	306	9,195
PGT, Inc. †	557	5,520
Pike Electric Corp.	589	6,668
Powell Industries, Inc. †	103	6,313
Quad/Graphics, Inc.	465	14,117
Republic Airways Holdings, Inc. †	843	10,032
RPX Corp. †	492	8,625

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	109

Schedule of Investments	September 30, 2013

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Industrials - 17.1% (continued)
RR Donnelley & Sons Co.	425	$6,715
Rush Enterprises, Inc., Class A †	340	9,013
Saia, Inc. †	249	7,764
SkyWest, Inc.	629	9,133
Sparton Corp. †	100	2,550
Spirit Airlines, Inc. †	512	17,546
Standex International Corp.	106	6,296
Steelcase, Inc., Class A	918	15,257
Swift Transportation Co. †	404	8,157
TAL International Group, Inc.	197	9,206
Taser International, Inc. †	539	8,037
Tecumseh Products Co., Class A †	666	5,961
Tutor Perini Corp. †	464	9,893
UniFirst Corp.	143	14,932
United Stationers, Inc.	304	13,224
Universal Truckload Services, Inc.	220	5,865
Viad Corp.	197	4,915
VSE Corp.	100	4,695
Wabash National Corp. †	689	8,034
Xerium Technologies, Inc. †	526	6,096
YRC Worldwide, Inc. †	299	5,047

		609,002

Information Technology - 15.2%
Advanced Energy Industries, Inc. †	346	6,062
Alliance Fiber Optic Products, Inc.	72	1,474
ATMI, Inc. †	239	6,338
Audience, Inc. †	300	3,372
AVX Corp.	500	6,565
Axcelis Technologies, Inc. †	2,916	6,153
Benchmark Electronics, Inc. †	501	11,468
Black Box Corp.	100	3,064
Blucora, Inc. †	316	7,262
Booz Allen Hamilton Holding Corp.	613	11,843
CACI International, Inc., Class A †	173	11,956
CalAmp Corp. †	412	7,264
Calix, Inc. †	300	3,819
Checkpoint Systems, Inc. †	564	9,419
Clearfield, Inc. †	253	3,398
Concurrent Computer Corp.	330	2,383
Convergys Corp.	545	10,219
Cray, Inc. †	256	6,162
CSG Systems International, Inc.	441	11,047
Daktronic, Inc.	420	4,700
Electro Rent Corp.	118	2,141
Electronics For Imaging, Inc. †	390	12,355
Entegris, Inc. †	780	7,917
ePlus, Inc.	187	9,664
Global Cash Access Holdings, Inc. †	593	4,631
Harmonic, Inc. †	1,413	10,866
Hutchinson Technology, Inc. †	1,699	5,913
iGATE Corp. †	200	5,552
Insight Enterprises, Inc. †	158	2,989
InterDigital, Inc.	168	6,271
IntraLinks Holdings, Inc. †	547	4,814
j2 Global, Inc.	268	13,271
Kulicke & Soffa Industries, Inc. (Singapore) †	821	9,483
Lexmark International, Inc., Class A	513	16,929

	SHARES	VALUE (Note 2)
Information Technology - 15.2% (continued)
ManTech International Corp., Class A	211	$6,068
Mattson Technology, Inc. †	1,382	3,303
Mentor Graphics Corp.	421	9,839
Methode Electronics, Inc.	388	10,864
MoneyGram International, Inc. †	507	9,927
Monotype Imaging Holdings, Inc.	91	2,608
NeoPhotonics Corp. †	500	3,695
Netscout Systems, Inc. †	255	6,520
NetSol Technologies, Inc. †	325	3,260
Newport Corp. †	267	4,173
Novatel Wireless, Inc. †	1,359	3,547
OmniVision Technologies, Inc. †	188	2,878
PC Connection, Inc.	327	4,934
PDF Solutions, Inc. †	133	2,826
Photronics, Inc. †	1,012	7,924
Plantronics, Inc.	304	13,999
Polycom, Inc. †	781	8,528
RF Micro Devices, Inc. †	600	3,384
Rosetta Stone, Inc. †	257	4,171
Rudolph Technologies, Inc. †	599	6,829
Sanmina Corp. †	894	15,636
Seachange International, Inc. †	228	2,615
Sigma Designs, Inc. †	567	3,170
Silicon Graphics International Corp. †	587	9,539
Stamps.com, Inc. †	184	8,451
SunPower Corp. †	334	8,737
Sykes Enterprises, Inc. †	339	6,071
Synaptics, Inc. †	300	13,284
SYNNEX Corp. †	307	18,865
Take-Two Interactive Software, Inc. †	164	2,978
Telenav, Inc. †	649	3,790
TeleTech Holdings, Inc. †	354	8,882
Tessco Technologies, Inc.	197	6,639
TiVo, Inc. †	600	7,464
Travelzoo, Inc. †	107	2,840
Ubiquiti Networks, Inc.	176	5,912
Ultratech, Inc. †	70	2,121
Unisys Corp. †	470	11,839
United Online, Inc.	965	7,701
ValueClick, Inc. †	615	12,823
Virtusa Corp. †	99	2,877
Vishay Intertechnology, Inc. †	1,142	14,720

		542,995

Materials - 4.4%
A Schulman, Inc.	96	2,828
A.M. Castle & Co. †	360	5,796
AEP Industries, Inc. †	4	297
American Pacific Corp. †	194	10,624
Clearwater Paper Corp. †	55	2,627
Flotek Industries, Inc. †	376	8,648
FutureFuel Corp.	454	8,154
Innospec, Inc.	159	7,419
KapStone Paper and Packaging Corp.	271	11,599
Koppers Holdings, Inc.	71	3,028
Landec Corp. †	359	4,380
Minerals Technologies, Inc.	259	12,787
Olympic Steel, Inc.	222	6,167

The accompanying notes are an integral part of these financial statements.	(Continued)

110	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR SMALL CAP CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Materials - 4.4% (continued)
OM Group, Inc. †	291	$9,830
OMNOVA Solutions, Inc. †	557	4,762
PH Glatfelter Co.	202	5,468
Quaker Chemical Corp.	141	10,300
Schweitzer-Mauduit International, Inc.	250	15,133
Tredegar Corp.	197	5,122
US Concrete, Inc. †	173	3,470
US Silica Holdings, Inc.	419	10,433
Worthington Industries, Inc.	215	7,403

		156,275

Telecommunication Services - 1.8%
8x8, Inc. †	750	7,553
Alaska Communications Systems Group, Inc. †	1,300	3,341
Atlantic Tele-Network, Inc.	119	6,203
Cbeyond, Inc. †	584	3,743
Hawaiian Telcom Holdco, Inc. †	82	2,181
IDT Corp., Class B	401	7,118
Inteliquent, Inc.	409	3,951
Lumos Networks Corp.	200	4,334
Premiere Global Services, Inc. †	432	4,303
Shenandoah Telecommunications Co.	268	6,459
Straight Path Communications, Inc., Class B †	200	1,052
USA Mobility, Inc.	339	4,800
Vonage Holdings Corp. †	3,171	9,957

		64,995

Utilities - 0.1%
Consolidated Water Co., Ltd. (Cayman Islands)	246	3,683

TOTAL COMMON STOCKS (cost $2,909,640)		3,343,286

EXCHANGE-TRADED FUNDS - 5.7%
iShares Russell 2000 Index Fund
(cost $196,404)	1,894	201,938

MONEY MARKET FUNDS - 7.1%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (2)(a)
(cost $252,711)	252,711	252,711

TOTAL INVESTMENTS - 106.6% (cost $3,358,755)		3,797,935

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.6%)		(233,481)

NET ASSETS - 100.0%		$3,564,454

All securities are United States companies, unless noted otherwise in parentheses.

†	Non income-producing security.
(a)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 1 with respect to ASC 820, unless otherwise noted in parentheses.

(2)	Level 2 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

BDC - Business Development Company

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	111

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL CORE EQUITY FUND

COMMON STOCKS - 97.8%	SHARES	VALUE (Note 2)
Australia - 2.5%
Insurance Australia Group Ltd.	10,056	$55,125
National Australia Bank Ltd.	714	22,877
Suncorp Group Ltd.	3,725	45,555
Tatts Group Ltd.	823	2,380
Telstra Corp. Ltd.	60,905	282,611
Wesfarmers Ltd.	422	16,212
Westpac Banking Corp.	419	12,808
Woolworths Ltd.	511	16,699

		454,267

Austria - 1.9%
Andritz AG	484	28,483
Erste Group Bank AG	2,661	84,092
Oesterreichische Post AG	282	12,801
OMV AG	1,443	71,254
Raiffeisen Bank International AG	1,585	51,886
Vienna Insurance Group AG Wiener Versicherung Gruppe	892	45,811
Voestalpine AG	967	46,229

		340,556

Belgium - 0.8%
Colruyt SA	241	13,369
Delhaize Group SA	982	61,889
KBC Groep NV	1,361	66,964
Solvay SA	50	7,499

		149,721

Canada - 10.0%
Alimentation Couche Tard, Inc., Class B (1)	252	15,711
Blackberry Ltd. (1)†	8,051	63,311
Canadian Tire Corp. Ltd., Class A (1)	1,400	123,996
Empire Co., Ltd., Class A (1)	4,478	323,313
Gildan Activewear, Inc. (1)	90	4,177
Industrial Alliance Insurance & Financial Services, Inc. (1)	2,438	103,006
Loblaw Cos., Ltd. (1)	9,049	399,806
Magna International, Inc. (1)	3,508	289,311
Manulife Financial Corp. (1)	9,005	148,969
Rogers Communications, Inc., Class B (1)	565	24,294
Sun Life Financial, Inc. (1)	8,155	260,472
West Fraser Timber Co., Ltd. (1)	476	42,833

		1,799,199

China - 0.1%
China Hongqiao Group Ltd.	31,500	18,646

Denmark - 2.1%
Carlsberg A/S, Class B	119	12,265
TDC A/S	36,241	306,835
Tryg A/S	676	62,274

		381,374

Finland - 0.6%
Huhtamaki OYJ	1,511	32,379
Orion OYJ, Class B	162	4,088
Sampo, A Shares	1,584	68,138

		104,605

	SHARES	VALUE (Note 2)
France - 4.1%
AXA SA	784	$18,196
BNP Paribas SA	2,269	153,485
Bouygues SA	1,362	49,855
Cap Gemini SA	1,530	90,988
Cie Generale des Etablissements Michelin	481	53,344
Credit Agricole SA †	5,900	65,057
Natixis	13,711	65,652
Safran SA	219	13,488
Sanofi	391	39,599
Societe Generale SA	1,567	78,067
Vivendi SA	4,911	112,969

		740,700

Germany - 3.9%
Bayer AG	377	44,460
Continental AG	885	150,030
Deutsche Lufthansa AG †	4,391	85,660
Deutsche Post AG	4,330	143,618
Hannover Rueck SE	1,033	75,911
HeidelbergCement AG	617	47,676
Merck KGaA	306	47,761
Muenchener Rueckversicherungs AG	516	100,868
Suedzucker AG	310	9,128

		705,112

Hong Kong - 3.3%
Cheung Kong Holdings Ltd.	1,000	15,223
Chinese Estates Holdings Ltd.	4,000	9,126
Galaxy Entertainment Group Ltd. †	11,000	77,297
Henderson Land Development Co., Ltd.	1,100	6,787
Hongkong Land Holdings Ltd.	2,000	13,179
Hysan Development Co., Ltd.	1,000	4,464
Kerry Properties Ltd.	1,000	4,271
Link REIT/The REIT	1,500	7,334
MGM China Holdings Ltd.	22,000	73,170
NWS Holdings Ltd.	18,000	27,981
PCCW Ltd.	81,000	35,839
SJM Holdings Ltd.	32,000	90,168
Swire Properties Ltd.	2,600	7,301
Techtronic Industries Co.	16,500	43,013
Wharf Holdings Ltd.	14,000	121,308
Wheelock & Co., Ltd.	9,000	47,744

		584,205

Israel - 4.4%
Alony Hetz Properties & Investments Ltd. REIT	2,443	15,740
Azrieli Group	1,652	52,506
Bank Hapoalim BM	26,392	133,548
Bezeq The Israeli Telecommunication Corp. Ltd.	128,099	235,487
Cellcom Israel Ltd. †	1,797	20,067
Delek Group Ltd.	160	52,217
First International Bank Of Israel Ltd.	736	12,083
Frutarom Industries Ltd.	1,484	27,086
Harel Insurance Investments & Financial Services Ltd.	3,120	17,896
Israel Discount Bank Ltd., Class A †	23,968	43,206

The accompanying notes are an integral part of these financial statements.	(Continued)

112	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Israel - 4.4% (continued)
Mizrahi Tefahot Bank Ltd.	11,633	$128,084
Partner Communications Co., Ltd. †	2,949	23,618
Strauss Group Ltd.	1,570	27,651

		789,189

Italy - 1.5%
Gtech Spa	2,437	69,732
Intesa Sanpaolo SpA	29,869	61,785
Parmalat SpA	11,075	37,156
UniCredit SpA	8,277	52,855
Unione di Banche Italiane SCPA	9,615	48,719

		270,247

Japan - 33.9%
77 Bank Ltd./The	12,000	59,225
Acom Co., Ltd. †	26,400	99,819
Aiful Corp. †	29,100	148,913
Aisin Seiki Co., Ltd.	1,200	51,445
Bank of Yokohama Ltd./The	10,000	57,351
Bridgestone Corp.	2,300	84,292
Central Japan Railway Co.	200	25,671
Chiba Bank Ltd./The	7,000	51,264
Chugoku Bank Ltd./The	3,000	42,259
Credit Saison Co., Ltd.	1,300	35,401
Daicel Corp.	1,000	9,046
Daihatsu Motor Co., Ltd.	2,000	38,867
Dai-ichi Life Insurance Co., Ltd./The	3,000	42,963
Dainippon Sumitomo Pharma Co., Ltd.	2,900	39,631
Daiwa Securities Group, Inc.	16,000	144,394
Dena Co., Ltd.	1,800	36,638
Denso Corp.	2,400	112,612
DIC Corp.	17,000	47,106
Ebara Corp.	6,000	33,735
Fuji Electric Co., Ltd.	11,000	44,997
Fuji Heavy Industries Ltd.	4,000	111,463
Fuji Media Holdings, Inc.	2,700	59,465
FUJIFILM Holdings Corp.	2,300	55,430
Fukuoka Financial Group, Inc.	10,000	45,280
GungHo Online Entertainment, Inc. †	61	47,768
Gunma Bank Ltd./The	7,000	41,081
Hachijuni Bank Ltd./The	7,000	43,575
Hakuhodo DY Holdings, Inc.	5,800	43,219
Haseko Corp. †	5,400	38,882
Hino Motors Ltd.	4,000	59,282
Hiroshima Bank Ltd./The	11,000	46,943
Hitachi Capital Corp.	500	12,083
Hitachi Ltd.	11,000	72,889
Hokuhoku Financial Group, Inc.	22,000	46,286
Honda Motor Co., Ltd.	3,000	114,668
IHI Corp.	2,000	8,457
Isuzu Motors Ltd.	17,000	112,692
ITOCHU Corp.	700	8,623
Iyo Bank Ltd./The	4,000	42,002
JFE Holdings, Inc.	1,500	39,110
Joyo Bank Ltd./The	6,000	32,277
JSR Corp.	1,900	35,351
Juroku Bank Ltd./The	6,000	23,662
KDDI Corp.	400	20,556

	SHARES	VALUE (Note 2)
Japan - 33.9% (continued)
Keiyo Bank Ltd./The	5,000	$26,361
Kobe Steel Ltd. †	40,000	74,561
Koito Manufacturing Co., Ltd.	2,000	38,140
Mazda Motor Corp. †	12,000	53,944
Mitsubishi Heavy Industries, Ltd.	14,000	80,735
Mitsubishi Motors Corp. †	15,800	175,543
Mitsubishi UFJ Financial Group, Inc.	33,600	215,522
Mitsubishi UFJ Lease & Finance Co., Ltd.	11,900	63,262
Mitsui OSK Lines Ltd. †	12,000	54,358
Mizuho Financial Group, Inc.	58,000	126,089
MS&AD Insurance Group Holdings	2,500	65,527
NEC Corp.	18,000	41,819
Nippo Corp.	1,000	17,144
Nippon Paint Co., Ltd.	1,000	16,010
Nippon Telegraph & Telephone Corp.	500	26,025
Nippon Television Holdings, Inc.	1,900	35,261
Nishi-Nippon City Bank Ltd./The	27,000	73,694
Nissan Shatai Co., Ltd.	1,000	17,444
Nomura Holdings, Inc.	29,200	228,394
NSK Ltd.	3,000	30,773
Okasan Securities Group, Inc.	12,000	111,000
Omron Corp.	1,400	50,713
Orient Corp. †	31,000	85,896
ORIX Corp.	6,100	99,722
Renesas Electronics Corp. †	4,400	21,091
Resona Holdings, Inc.	8,100	41,585
Ricoh Co., Ltd.	4,000	46,350
Seiko Epson Corp.	3,100	51,185
Seino Holdings Co., Ltd.	1,000	10,236
Sekisui Chemical Co., Ltd.	5,000	51,001
Shiga Bank Ltd./The	5,000	28,429
Shinsei Bank Ltd.	34,000	82,982
Shionogi & Co., Ltd.	3,100	65,259
Softbank Corp.	2,200	152,785
Sony Corp.	4,100	88,006
Sumitomo Metal Mining Co., Ltd.	1,000	14,210
Sumitomo Mitsui Financial Group, Inc.	4,600	222,757
Sumitomo Mitsui Trust Holdings, Inc.	17,000	84,491
Sumitomo Rubber Industries Ltd.	2,500	38,696
Suzuki Motor Corp.	3,700	89,177
T&D Holdings, Inc.	3,200	39,735
Takashimaya Co., Ltd.	5,000	47,022
Tokai Tokyo Financial Holdings, Inc.	7,400	62,086
Tokyo Electric Power Co., Inc †	34,200	213,061
Tokyo Gas Co., Ltd.	2,000	10,970
Toshiba Corp.	12,000	54,081
Tosoh Corp.	10,000	41,366
TOTO Ltd.	1,000	14,028
Toyota Boshoku Corp.	2,600	34,938
Toyota Industries Corp.	200	8,660
TS Tech Co., Ltd.	1,300	51,414
Wacom Co., Ltd.	4,600	44,249
Yamaguchi Financial Group, Inc.	5,000	49,194
Yamaha Motor Co., Ltd.	5,600	82,366
Yokohama Rubber Co., Ltd./The	4,000	39,617
Zeon Corp.	3,000	38,475

		6,094,112

The accompanying notes are an integral part of these financial statements.	(Continued)

AQR Funds	Annual Report	September 2013	113

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL CORE EQUITY FUND

	SHARES	VALUE (Note 2)
Netherlands - 3.7%
Heineken Holding NV	2,008	$126,956
ING Groep NV CVA †	1,244	14,116
Koninklijke Ahold NV	27,463	475,802
Koninklijke Philips NV	1,615	52,102

		668,976

New Zealand - 0.0% (a)
Fletcher Building Ltd.	510	4,023

Norway - 0.1%
SpareBank 1 SR Bank ASA	1,082	8,583

Portugal - 0.3%
EDP - Energias de Portugal SA	15,567	56,871

Singapore - 1.4%
CapitaCommercial Trust REIT	3,000	3,463
ComfortDelGro Corp. Ltd.	8,000	12,589
Keppel Land Ltd.	20,000	56,456
Keppel REIT	43,000	42,107
Mapletree Commercial Trust REIT	51,000	49,424
StarHub Ltd.	4,000	13,686
Suntec Real Estate Investment Trust REIT	31,000	40,379
Yanlord Land Group Ltd.	31,000	30,283

		248,387

Spain - 5.4%
ACS Actividades de Construccion y Servicios SA	1,608	51,205
Amadeus IT Holding SA, A Shares	513	18,190
Banco Bilbao Vizcaya Argentaria SA	15,483	173,137
Endesa SA †	7,819	203,531
Ferrovial SA	6,840	123,191
Gas Natural SDG SA	4,937	103,219
Iberdrola SA	29,469	171,294
Mapfre SA	13,977	50,032
Repsol SA	3,281	81,348

		975,147

Sweden - 0.3%
Skandinaviska Enskilda Banken AB, Class A	4,332	45,920

Switzerland - 6.9%
Actelion Ltd. †	1,327	94,219
Credit Suisse Group AG †	7,546	230,772
STMicroelectronics NV	3,816	35,240
Swiss Re AG †	4,789	396,771
Zurich Insurance Group AG †	1,832	472,269

		1,229,271

United Kingdom - 10.6%
AstraZeneca PLC	5,053	262,680
BAE Systems PLC	15,044	110,571
Barclays PLC	17,633	75,358
British Sky Broadcasting Group PLC	5,946	83,729
BT Group PLC	30,058	166,423
easyJet PLC	2,185	45,150
GKN PLC	3,403	18,827

	SHARES	VALUE (Note 2)
United Kingdom - 10.6% (continued)
HSBC Holdings PLC	26,342	$285,109
ITV PLC	15,886	45,077
J Sainsbury PLC	31,011	196,539
Legal & General Group PLC	16,108	51,113
London Stock Exchange Group PLC	218	5,423
Marks & Spencer Group PLC	6,666	53,562
Mondi PLC	3,791	63,968
Next PLC	942	78,708
Old Mutual PLC	2,260	6,860
Prudential PLC	2,999	55,794
Rexam PLC	10,747	83,747
RSA Insurance Group PLC	28,432	55,619
Travis Perkins PLC	1,527	40,795
TUI Travel PLC	7,587	45,151
Whitbread PLC	166	7,963
William Hill PLC	7,569	49,352
WPP PLC	572	11,755

		1,899,273

TOTAL COMMON STOCKS (cost $16,227,966)		17,568,384

EXCHANGE-TRADED FUNDS - 1.8%
iShares MSCI EAFE ETF (1)
(cost $288,268)	4,825	307,787

RIGHTS - 0.0% (a)

Spain - 0.0% (a)
Banco Bilbao Vizcaya Argentaria SA † (cost $—)	15,483	2,116

MONEY MARKET FUNDS - 1.6%
J.P. Morgan U.S. Treasury Plus Money Market Fund - Institutional Shares, 0.000% (b)
(cost $295,113)	295,113	295,113

TOTAL INVESTMENTS - 101.2% (cost $16,811,347)		18,173,400

LIABILITIES IN EXCESS OF OTHER ASSETS - (1.2%)		(209,053)

NET ASSETS - 100.0%		$17,964,347

†	Non income-producing security.
(a)	Represents less than 0.05 percent of net assets.
(b)	Represents annualized seven-day yield as of September 30, 2013.

All securities are Level 2 with respect to ASC 820, unless otherwise noted in parentheses.

(1)	Level 1 security (See Note 4).

The following abbreviations are used in portfolio descriptions:

CVA - Dutch Certificate of Shares

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	(Continued)

114	AQR Funds	Annual Report	September 2013

Schedule of Investments	September 30, 2013

AQR INTERNATIONAL CORE EQUITY FUND

SECTOR	VALUE	% OF NET ASSETS
Consumer Discretionary	$2,989,576	16.7%
Consumer Staples	1,732,497	9.7
Energy	204,819	1.1
Financials	7,260,983	40.3
Health Care	597,698	3.3
Industrials	1,239,608	6.9
Information Technology	675,859	3.8
Materials	689,320	3.9
Mutual Fund	307,787	1.8
Telecommunication Services	1,421,195	7.9
Utilities	758,945	4.2
Money Market Funds	295,113	1.6

Total Investments	18,173,400	101.2
Liabilities in Excess of Other Assets	(209,053)	(1.2)

Net Assets	$17,964,347	100.0%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	115

Statements of Assets and Liabilities	September 30, 2013

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	AQR EMERGING DEFENSIVE EQUITY FUND
ASSETS:
Investments in securities, at cost	$193,470,372	$689,450,014	$31,472,800

Investments in securities, at value	$251,894,226	$814,090,469	$31,966,795
Cash	—	1,444	—
Foreign currency, at value	578,146	2,809,926	84,351
Due from brokers	3,354,672	12,490,874	—
Swaps, at value	10,895	45,780	—
Unrealized appreciation on futures contracts	168,443	590,281	—
Receivables:
Foreign tax reclaim	665,668	1,392,629	—
Dividends and interest	445,580	2,129,130	77,487
Capital shares sold	263	144,761	201,856
Prepaid expenses	13,951	32,345	10,242
Total Assets	257,131,844	833,727,639	32,340,731
LIABILITIES:
Due to custodian	673	—	457
Unrealized depreciation on forward foreign currency exchange contracts	198,182	916,511	—
Payables:
Securities purchased	—	—	202,443
Accrued Investment advisory fees	114,484	320,052	2,273
Accrued Shareholder servicing fees	—	67,364	—
Accrued Distribution fees—Class N	141	6,409	501
Capital shares redeemed	—	15,062,782	—
Other accrued expenses and liabilities	120,650	194,408	69,809
Total Liabilities	434,130	16,567,526	275,483
Net Assets	$256,697,714	$817,160,113	$32,065,248

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$108,309,686	$631,470,662	$31,713,358
Undistributed (accumulated) net investment income (loss)	5,964,647	11,729,676	211,072
Undistributed (accumulated) net realized gain (loss)	83,663,134	49,494,393	(353,949)
Net unrealized appreciation (depreciation)	58,760,247	124,465,382	494,767
Net Assets	$256,697,714	$817,160,113	$32,065,248

NET ASSETS:
Class I	$1,262,602	$241,467,180	$29,471,066
Class N	712,114	32,010,505	2,594,182
Class Y	254,722,998	543,682,428	—
SHARES OUTSTANDING:
Class I	94,701	20,333,041	2,870,660
Class N	53,682	2,654,916	252,784
Class Y	19,044,183	43,655,846	—
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$13.33	$11.88	$10.27
Class N	$13.27	$12.06	$10.26
Class Y	$13.38	$12.45	—

Foreign	currency at cost of $569,484, $2,789,511 and $83,650, respectively.

The accompanying notes are an integral part of these financial statements.

116	AQR Funds	Annual Report	September 2013

Statements of Assets and Liabilities	September 30, 2013

	AQR INTERNATIONAL DEFENSIVE EQUITY FUND	AQR U.S. DEFENSIVE EQUITY FUND	AQR MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$17,788,954	$168,060,004	$639,431,654

Investments in securities, at value	$18,768,999	$169,835,175	$789,182,137
Cash	—	37,912	—
Foreign currency, at value	61,085	—	474
Due from brokers	—	385,071	769,083
Receivables:
Foreign tax reclaim	6,308	—	—
Dividends and interest	58,238	249,018	458,006
Capital shares sold	35,336	6,135,695	611,993
Due from Investment Advisor	10,424	—	—
Prepaid expenses	10,442	11,044	35,636
Total Assets	18,950,832	176,653,915	791,057,329
LIABILITIES:
Due to custodian	648	—	13,655
Unrealized depreciation on futures contracts	—	71,064	198,677
Payables:
Securities purchased	95,543	—	—
Accrued Investment advisory fees	—	18,765	178,721
Accrued Shareholder servicing fees	—	—	94,761
Accrued Distribution fees—Class N	232	4,168	14,469
Capital shares redeemed	2,173	69,668	671,836
Other accrued expenses and liabilities	68,742	93,983	231,765
Total Liabilities	167,338	257,648	1,403,884
Net Assets	$18,783,494	$176,396,267	$789,653,445

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$17,392,329	$173,719,222	$609,043,314
Undistributed (accumulated) net investment income (loss)	254,572	602,661	4,344,313
Undistributed (accumulated) net realized gain (loss)	155,143	370,277	26,713,964
Net unrealized appreciation (depreciation)	981,450	1,704,107	149,551,854
Net Assets	$18,783,494	$176,396,267	$789,653,445

NET ASSETS:
Class I	$17,630,701	$155,660,499	$—
Class L	—	—	719,388,829
Class N	1,152,793	20,735,768	70,264,616
SHARES OUTSTANDING:
Class I	1,483,573	12,763,386	—
Class L	—	—	36,612,813
Class N	97,048	1,700,634	3,583,368
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class I	$11.88	$12.20	—
Class L	—	—	$19.65
Class N	$11.88	$12.19	$19.61

Foreign	currency at cost of $60,384, $—, and $426, respectively.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	117

Statements of Assets and Liabilities	September 30, 2013

	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND	AQR TAX-MANAGED MOMENTUM FUND
ASSETS:
Investments in securities, at cost	$198,534,465	$224,308,627	$19,959,795

Investments in securities, at value	$255,219,266	$259,024,406	$21,725,017
Foreign currency, at value	—	786,616	—
Due from brokers	35,095	178,677	—
Unrealized appreciation on futures contracts	13,056	—	—
Receivables:
Securities sold	10,223,406	—	—
Foreign tax reclaim	—	179,786	—
Dividends and interest	100,919	814,804	20,205
Capital shares sold	229,612	193,205	832,824
Prepaid expenses	22,496	23,170	5,244
Total Assets	265,843,850	261,200,664	22,583,290
LIABILITIES:
Due to custodian	13,592	13,191	1,801
Unrealized depreciation on futures contracts	—	20,357	—
Payables:
Securities purchased	21,092,183	235,450	701,514
Accrued Investment advisory fees	80,539	71,706	8,187
Accrued Shareholder servicing fees	28,990	17,044	—
Accrued Distribution fees—Class N	324	8,048	24
Capital shares redeemed	180,958	171,668	—
Other accrued expenses and liabilities	103,481	158,656	47,139
Total Liabilities	21,500,067	696,120	758,665
Net Assets	$244,343,783	$260,504,544	$21,824,625

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$170,976,869	$226,795,167	$19,795,031
Undistributed (accumulated) net investment income (loss)	752,938	3,226,119	77,454
Undistributed (accumulated) net realized gain (loss)	15,916,119	(4,228,533)	186,918
Net unrealized appreciation (depreciation)	56,697,857	34,711,791	1,765,222
Net Assets	$244,343,783	$260,504,544	$21,824,625

NET ASSETS:
Class L	$242,675,423	$219,002,000	$21,709,464
Class N	1,668,360	41,502,544	115,161
SHARES OUTSTANDING:
Class L	11,146,293	14,326,003	1,596,498
Class N	76,765	2,721,721	8,489
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$21.77	$15.29	$13.60
Class N	$21.73	$15.25	$13.57

Foreign	currency at cost of $—, $782,136 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

118	AQR Funds	Annual Report	September 2013

Statements of Assets and Liabilities	September 30, 2013

	AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND	AQR CORE EQUITY FUND
ASSETS:
Investments in securities, at cost	$5,489,277	$15,379,185	$18,989,020

Investments in securities, at value	$6,977,689	$16,668,137	$19,558,861
Foreign currency, at value	—	34,504	—
Receivables:
Securities sold	580,914	—	945,321
Foreign tax reclaim	—	6,045	—
Dividends and interest	2,338	37,872	11,897
Capital shares sold	21,490	1,331,131	951,000
Due from Investment Advisor	—	—	10,275
Prepaid expenses	5,266	5,293	19,398
Total Assets	7,587,697	18,082,982	21,496,752
LIABILITIES:
Due to custodian	1,801	2,244	52,565
Payables:
Securities purchased	647,129	480,789	1,182,223
Accrued Investment advisory fees	4,278	2,774	—
Accrued Distribution fees—Class N	25	22	267
Other accrued expenses and liabilities	48,245	67,892	47,532
Total Liabilities	701,478	553,721	1,282,587
Net Assets	$6,886,219	$17,529,261	$20,214,165

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$5,257,599	$15,835,319	$19,496,333
Undistributed (accumulated) net investment income (loss)	15,602	108,464	52,857
Undistributed (accumulated) net realized gain (loss)	124,606	295,754	95,134
Net unrealized appreciation (depreciation)	1,488,412	1,289,724	569,841
Net Assets	$6,886,219	$17,529,261	$20,214,165

NET ASSETS:
Class L	$6,764,002	$17,417,880	$18,810,952
Class N	122,217	111,381	1,403,213
SHARES OUTSTANDING:
Class L	455,448	1,321,265	1,695,462
Class N	8,251	8,468	126,521
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$14.85	$13.18	$11.09
Class N	$14.81	$13.15	$11.09

Foreign	currency at cost of $—, $34,195 and $—, respectively.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	119

Statements of Assets and Liabilities	September 30, 2013

	AQR SMALL CAP CORE EQUITY FUND	AQR INTERNATIONAL CORE EQUITY FUND
ASSETS:
Investments in securities, at cost	$3,358,755	$16,811,347

Investments in securities, at value	$3,797,935	$18,173,400
Foreign currency, at value	—	33,846
Receivables:
Securities sold	330,401	560,243
Foreign tax reclaim	—	2,595
Dividends and interest	1,868	45,849
Capital shares sold	9,701	6,800
Due from Investment Advisor	15,516	14,182
Prepaid expenses	19,599	19,224
Total Assets	4,175,020	18,856,139
LIABILITIES:
Due to custodian	50,516	53,626
Payables:
Securities purchased	512,210	775,308
Accrued Distribution fees—Class N	270	425
Other accrued expenses and liabilities	47,570	62,433
Total Liabilities	610,566	891,792
Net Assets	$3,564,454	$17,964,347

NET ASSETS CONSIST OF:
Paid-in capital ($0.001 par value common stock, unlimited authorized shares)	$3,097,068	$16,564,772
Undistributed (accumulated) net investment income (loss)	5,195	109,008
Undistributed (accumulated) net realized gain (loss)	23,011	(72,155)
Net unrealized appreciation (depreciation)	439,180	1,362,722
Net Assets	$3,564,454	$17,964,347

NET ASSETS:
Class L	$2,183,541	$15,810,091
Class N	1,380,913	2,154,256
SHARES OUTSTANDING:
Class L	183,811	1,401,327
Class N	116,378	191,136
NET ASSET VALUE AND PUBLIC OFFERING PRICE PER SHARE:
Class L	$11.88	$11.28
Class N	$11.87	$11.27

Foreign	currency at cost of $— and $33,470, respectively.

The accompanying notes are an integral part of these financial statements.

120	AQR Funds	Annual Report	September 2013

Statements of Operations	September 30, 2013

	AQR GLOBAL EQUITY FUND		AQR INTERNATIONAL EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$8,199,598	$11,820,928	$16,989,314	$17,661,016
Securities lending income, net	44,387	203,348	85,943	494,124
Total Income	8,243,985	12,024,276	17,075,257	18,155,140

EXPENSES:
Investment advisory fees	1,381,336	1,747,589	2,560,077	2,642,211
Shareholder servicing fees	3,920	11,838	538,420	558,878
Custody, administration & accounting fees	139,324	162,837	228,205	215,223
Legal fees	21,336	25,187	31,415	25,799
Audit & tax fees	49,548	70,550	50,060	69,537
Shareholder reporting fees	5,157	9,195	25,784	19,902
Transfer agent fees	11,884	10,585	118,389	89,588
Trustee fees	18,526	26,157	27,982	34,468
Distribution fees—Class N	1,224	3,967	40,114	33,404
Recoupment of waiver	82,630	91,006	135,718	139,423
Registration fees	21,170	26,562	30,934	38,173
Pricing fee	16,808	17,678	14,683	16,611
Other fees	30,595	79,511	45,734	114,426
Total Expenses	1,783,458	2,282,662	3,847,515	3,997,643

Less waivers:
Investment advisory fees waived	(14,691)	(7,873)	—	—
Shareholder servicing fees waived	(3,920)	(11,838)	—	—
Net Expenses	1,764,847	2,262,951	3,847,515	3,997,643
Net Investment Income (Loss)	6,479,138	9,761,325	13,227,742	14,157,497

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	76,630,508	12,448,971	40,160,018	(9,070,105)
Foreign currency and foreign currency translations	(312,695)	(226,127)	112,422	(477,185)
Forward foreign currency exchange contracts	4,858,894	7,969,959	6,271,190	15,010,931
Futures contracts	7,495,078	2,427,378	23,013,883	7,075,466
Swap and swaps on futures contracts	(737,575)	3,330,894	(3,328,856)	1,841,341
Net realized gain (loss)	87,934,210	25,951,075	66,228,657	14,380,448

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(7,952,378)	38,743,797	43,988,449	90,469,316
Foreign currency and foreign currency translations	8,220	(20,795)	90,170	(39,053)
Forward foreign currency exchange contracts	(5,744,449)	5,722,064	(8,453,469)	8,039,606
Futures contracts	(4,539)	(2,134,515)	(622,078)	(2,833,783)
Swap and swaps on futures contracts	99,653	16,214	(780)	865,854
Net change in unrealized appreciation (depreciation)	(13,593,493)	42,326,765	35,002,292	96,501,940
Net gain (loss) and change in unrealized appreciation (depreciation)	74,340,717	68,277,840	101,230,949	110,882,388
Net increase (decrease) in net assets resulting from operations	$80,819,855	$78,039,165	$114,458,691	$125,039,885

† Net of foreign taxes withheld of	$509,744	$517,974	$1,580,362	$1,088,541

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	121

Statements of Operations	September 30, 2013

	AQR EMERGING DEFENSIVE EQUITY FUND		AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 07/09/12*-12/31/12	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 07/09/12*-12/31/12
INVESTMENT INCOME:
Dividend income†	$336,739	$81,249	$304,465	$50,968
Securities lending income, net	49	91	149	109
Total Income	336,788	81,340	304,614	51,077

EXPENSES:
Investment advisory fees	58,012	15,889	35,855	7,291
Shareholder servicing fees	24,171	6,621	22,409	4,556
Custody, administration & accounting fees	20,448	8,725	24,181	3,948
Legal fees	7,634	2,629	1,653	2,727
Audit & tax fees	58,114	55,050	58,112	55,050
Shareholder reporting fees	2,962	3,192	3,486	3,173
Transfer agent fees	13,790	6,144	17,431	6,092
Trustee fees	377	92	394	57
Organization and offering costs	—	20,029	—	20,816
Distribution fees—Class N	3,125	1,507	1,800	1,344
Registration fees	29,786	21,988	29,772	21,985
Pricing fee	10,151	10,044	10,325	9,784
Other fees	5,371	4,615	5,585	4,418
Total Expenses	233,941	156,525	211,003	141,241

Less waivers:
Investment advisory fees waived	(58,012)	(15,889)	(35,855)	(7,291)
Shareholder servicing fees waived	(24,171)	(6,621)	(22,409)	(4,556)
Expenses reimbursements	(55,244)	(101,965)	(85,645)	(111,569)
Net Expenses	96,514	32,050	67,094	17,825
Net Investment Income (Loss)	240,274	49,290	237,520	33,252

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	(383,407)	9,489	172,704	19,375
Foreign currency and foreign currency translations	2,346	(5,725)	(2,515)	(3,096)
Net realized gain (loss)	(381,061)	3,764	170,189	16,279

Net change in unrealized appreciation (depreciation) on:
Investments in securities	(16,345)	510,340	735,720	244,325
Foreign currency and foreign currency translations	(612)	1,384	1,348	57
Net change in unrealized appreciation (depreciation)	(16,957)	511,724	737,068	244,382
Net gain (loss) and change in unrealized appreciation (depreciation)	(398,018)	515,488	907,257	260,661
Net increase (decrease) in net assets resulting from operations	($157,744)	$564,778	$1,144,777	$293,913

† Net of foreign taxes withheld of	$30,280	$5,667	$23,790	$3,452

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

122	AQR Funds	Annual Report	September 2013

Statements of Operations	September 30, 2013

	AQR U.S. DEFENSIVE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 07/09/12*-12/31/12
INVESTMENT INCOME:
Dividend income	$794,150	$58,084
Securities lending income, net	541	377
Total Income	794,691	58,461

EXPENSES:
Investment advisory fees	107,979	5,085
Shareholder servicing fees	89,982	4,238
Custody, administration & accounting fees	17,769	6,253
Legal fees	974	3,302
Audit & tax fees	41,086	40,950
Shareholder reporting fees	4,601	2,613
Transfer agent fees	40,360	6,798
Trustee fees	914	47
Organization and offering costs	—	20,474
Distribution fees—Class N	10,467	903
Registration fees	50,362	21,985
Pricing fee	1,265	607
Other fees	4,010	4,578
Total Expenses	369,769	117,833

Less waivers:
Investment advisory fees waived	(82,114)	(5,085)
Shareholder servicing fees waived	(89,982)	(4,238)
Expense reimbursements	—	(94,844)
Net Expenses	197,673	13,666
Net Investment Income (Loss)	597,018	44,795

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	357,312	(2,179)
Futures contracts	20,071	—
Net realized gain (loss)	377,383	(2,179)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	1,741,728	33,443
Futures contracts	(71,064)	—
Net change in unrealized appreciation (depreciation)	1,670,664	33,443
Net gain (loss) and change in unrealized appreciation (depreciation)	2,048,047	31,264
Net increase (decrease) in net assets resulting from operations	$2,645,065	$76,059

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	123

Statements of Operations	September 30, 2013

	AQR MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income	$6,664,698	$9,380,171
Interest income	—	162
Securities lending income, net	276,243	143,633
Total Income	6,940,941	9,523,966

EXPENSES:
Investment advisory fees	1,264,457	1,087,067
Shareholder servicing fees	758,678	652,246
Custody, administration & accounting fees	144,628	125,963
Legal fees	26,946	18,769
Audit & tax fees	43,729	39,960
Shareholder reporting fees	78,641	34,422
Transfer agent fees	376,435	406,891
Trustee fees	24,275	24,840
Distribution fees—Class N	133,063	4,721
Registration fees	45,683	32,171
Pricing fee	3,497	3,456
Other fees	50,628	89,209
Total Expenses	2,950,660	2,519,715

Less waivers:
Shareholder servicing fees waived	(318,505)	(335,876)
Net Expenses	2,632,155	2,183,839
Net Investment Income (Loss)	4,308,786	7,340,127

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	32,870,611	12,934,616
Foreign currency and foreign currency translations	—	122
Futures contracts	1,953,626	531,791
Net realized gain (loss)	34,824,237	13,466,529

Net change in unrealized appreciation (depreciation) on:
Investments in securities	93,026,330	39,554,467
Foreign currency and foreign currency translations	11	37
Futures contracts	(213,699)	(23,726)
Net change in unrealized appreciation (depreciation)	92,812,642	39,530,778
Net gain (loss) and change in unrealized appreciation (depreciation)	127,636,879	52,997,307
Net increase (decrease) in net assets resulting from operations	$131,945,665	$60,337,434

The accompanying notes are an integral part of these financial statements.

124	AQR Funds	Annual Report	September 2013

Statements of Operations	September 30, 2013

	AQR SMALL CAP MOMENTUM FUND		AQR INTERNATIONAL MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012
INVESTMENT INCOME:
Dividend income†	$1,461,430	$2,458,375	$4,017,798	$3,139,071
Interest income	46	80	—	—
Securities lending income, net	329,601	167,197	19,012	79,644
Total Income	1,791,077	2,625,652	4,036,810	3,218,715

EXPENSES:
Investment advisory fees	498,751	436,076	505,893	366,874
Shareholder servicing fees	213,752	186,893	216,813	157,234
Custody, administration & accounting fees	52,713	42,668	71,349	66,602
Legal fees	8,456	3,844	8,181	4,414
Audit & tax fees	42,680	38,660	51,437	51,367
Shareholder reporting fees	11,556	21,613	39,457	16,951
Transfer agent fees	99,160	105,256	122,932	104,023
Trustee fees	6,628	7,132	6,585	5,804
Distribution fees—Class N	761	1	37,064	1
Pricing fee	11,438	12,851	16,006	17,705
Other fees	47,411	44,820	48,502	43,799
Total Expenses	993,306	899,814	1,124,219	834,774

Less waivers:
Investment advisory fees waived	(11,517)	—	—	—
Shareholder servicing fees waived	(48,634)	(74,662)	(142,158)	(140,733)
Net Expenses	933,155	825,152	982,061	694,041
Net Investment Income (Loss)	857,922	1,800,500	3,054,749	2,524,674

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	13,477,768	7,023,315	6,888,004	1,203,670
Foreign currency and foreign currency translations	—	—	(44,126)	(48,603)
Futures contracts	712,870	14,542	917,677	—
Net realized gain (loss)	14,190,638	7,037,857	7,761,555	1,155,067

Net change in unrealized appreciation (depreciation) on:
Investments in securities	37,457,853	12,320,689	18,226,367	13,704,406
Foreign currency and foreign currency translations	—	—	14,305	4,476
Futures contracts	(14,217)	11,085	(20,357)	—
Net change in unrealized appreciation (depreciation)	37,443,636	12,331,774	18,220,315	13,708,882
Net gain (loss) and change in unrealized appreciation (depreciation)	51,634,274	19,369,631	25,981,870	14,863,949
Net increase (decrease) in net assets resulting from operations	$52,492,196	$21,170,131	$29,036,619	$17,388,623

† Net of foreign taxes withheld of	$92	$729	$387,042	$260,289

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	125

Statements of Operations	September 30, 2013

	AQR TAX-MANAGED MOMENTUM FUND		AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 01/27/12*-12/31/12	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 01/27/12*-12/31/12
INVESTMENT INCOME:
Dividend income†	$114,211	$70,117	$39,732	$58,219
Securities lending income, net	2,005	1,041	3,756	5,210
Total Income	116,216	71,158	43,488	63,429

EXPENSES:
Investment advisory fees	22,644	8,753	14,550	9,669
Shareholder servicing fees	11,322	4,377	5,456	3,626
Custody, administration & accounting fees	6,933	5,953	6,421	10,519
Legal fees	376	783	251	768
Audit & tax fees	42,293	45,212	42,293	45,391
Shareholder reporting fees	—	7,348	374	6,894
Transfer agent fees	11,941	12,770	10,967	12,710
Trustee fees	311	158	170	142
Organization and offering costs	—	28,994	—	24,651
Distribution fees—Class N	172	1	176	1
Registration fees	17,501	19,382	17,492	19,381
Pricing fee	2,587	2,895	9,302	9,103
Other fees	2,967	2,611	2,334	2,281
Total Expenses	119,047	139,237	109,786	145,136

Less waivers:
Investment advisory fees waived	(22,644)	(8,753)	(14,550)	(9,669)
Shareholder servicing fees waived	(11,322)	(4,377)	(5,456)	(3,626)
Expense reimbursements	(43,921)	(110,047)	(64,029)	(114,632)
Net Expenses	41,160	16,060	25,751	17,209
Net Investment Income (Loss)	75,056	55,098	17,737	46,220

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	199,994	17,580	102,409	18,525
Foreign currency and foreign currency translations	—	44	—	—
Futures contracts	—	2,745	—	(3,953)
Net realized gain (loss)	199,994	20,369	102,409	14,572

Net change in unrealized appreciation (depreciation) on:
Investments in securities	1,474,254	290,968	1,216,323	272,089
Net change in unrealized appreciation (depreciation)	1,474,254	290,968	1,216,323	272,089
Net gain (loss) and change in unrealized appreciation (depreciation)	1,674,248	311,337	1,318,732	286,661
Net increase (decrease) in net assets resulting from operations	$1,749,304	$366,435	$1,336,469	$332,881

† Net of foreign taxes withheld of	$—	$2	$13	$48

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

126	AQR Funds	Annual Report	September 2013

Statements of Operations	September 30, 2013

	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND		AQR CORE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 01/27/12*-12/31/12	FOR THE PERIOD 03/26/13*-09/30/13
INVESTMENT INCOME:
Dividend income†	$158,624	$103,334	$78,568
Securities lending income, net	319	883	—
Total Income	158,943	104,217	78,568

EXPENSES:
Investment advisory fees	22,303	13,508	14,534
Shareholder servicing fees	8,364	5,066	7,268
Custody, administration & accounting fees	12,999	19,721	6,030
Legal fees	1,221	908	340
Audit & tax fees	51,115	58,756	39,590
Shareholder reporting fees	1,184	6,917	15,845
Transfer agent fees	11,130	12,797	10,912
Trustee fees	251	175	128
Organization and offering costs	—	24,978	7,809
Distribution fees—Class N	167	1	1,189
Registration fees	17,503	19,382	17,647
Pricing fee	15,088	20,123	1,550
Other fees	2,556	2,634	7,156
Total Expenses	143,881	184,966	129,998

Less waivers:
Investment advisory fees waived	(22,303)	(13,508)	(14,534)
Shareholder servicing fees waived	(8,364)	(5,066)	(7,268)
Expense reimbursements	(73,854)	(142,423)	(80,834)
Net Expenses	39,360	23,969	27,362
Net Investment Income (Loss)	119,583	80,248	51,206

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	274,344	26,491	95,056
Foreign currency and foreign currency translations	(1,868)	(1,790)	—
Net realized gain (loss)	272,476	24,701	95,056

Net change in unrealized appreciation (depreciation) on:
Investments in securities	776,649	512,303	569,841
Foreign currency and foreign currency translations	623	149	—
Net change in unrealized appreciation (depreciation)	777,272	512,452	569,841
Net gain (loss) and change in unrealized appreciation (depreciation)	1,049,748	537,153	664,897
Net increase (decrease) in net assets resulting from operations	$1,169,331	$617,401	$716,103

† Net of foreign taxes withheld of	$13,990	$7,680	$—

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	127

Statements of Operations	September 30, 2013

	AQR SMALL CAP CORE EQUITY FUND	AQR INTERNATIONAL CORE EQUITY FUND
	FOR THE PERIOD 03/26/13*-09/30/13	FOR THE PERIOD 03/26/13*-09/30/13
INVESTMENT INCOME:
Dividend income†	$16,609	$147,038
Total Income	16,609	147,038

EXPENSES:
Investment advisory fees	6,302	19,197
Shareholder servicing fees	2,101	7,199
Custody, administration & accounting fees	4,842	10,080
Legal fees	1,509	66
Audit & tax fees	39,590	51,817
Shareholder reporting fees	15,617	15,634
Transfer agent fees	7,852	11,085
Trustee fees	51	137
Organization and offering costs	8,310	8,591
Distribution fees—Class N	1,489	2,001
Registration fees	17,671	17,641
Pricing fee	4,921	4,765
Other fees	5,748	7,989
Total Expenses	116,003	156,202

Less waivers:
Investment advisory fees waived	(6,302)	(19,197)
Shareholder servicing fees waived	(2,101)	(7,199)
Expense reimbursements	(95,597)	(94,182)
Net Expenses	12,003	35,624
Net Investment Income (Loss)	4,606	111,414

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments in securities	22,660	(82,360)
Foreign currency and foreign currency translations	—	5,749
Net realized gain (loss)	22,660	(76,611)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	439,180	1,362,053
Foreign currency and foreign currency translations	—	669
Net change in unrealized appreciation (depreciation)	439,180	1,362,722
Net gain (loss) and change in unrealized appreciation (depreciation)	461,840	1,286,111
Net increase (decrease) in net assets resulting from operations	$466,446	$1,397,525

† Net of foreign taxes withheld of	$—	$15,366

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

128	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR GLOBAL EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$6,479,138	$9,761,325	$9,396,671
Net realized gain (loss)	87,934,210	25,951,075	(5,012,673)
Net change in unrealized appreciation (depreciation)	(13,593,493)	42,326,765	(31,770,689)
Net increase (decrease) in net assets resulting from operations	80,819,855	78,039,165	(27,386,691)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(44,921)	(22,319)
Class N	—	(39,465)	(14,377)
Class Y	—	(13,830,600)	(6,318,978)
Total	—	(13,914,986)	(6,355,674)
Net realized gain:
Class I	—	(36,801)	(27,548)
Class N	—	(34,857)	(21,102)
Class Y	—	(9,350,410)	(5,068,282)
Total	—	(9,422,068)	(5,116,932)
Total distributions	—	(23,337,054)	(11,472,606)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	556,237	289,737	2,662,793
Reinvestment of distributions	—	81,722	49,867
Cost of shares redeemed	(62,999)	(2,120,396)	(1,826,180)
Net increase (decrease) from capital transactions	493,238	(1,748,937)	886,480
CLASS N
Proceeds from shares sold	920,019	73,666	1,035,527
Reinvestment of distributions	—	74,323	35,479
Cost of shares redeemed	(804,396)	(1,850,280)	(392,823)
Net increase (decrease) from capital transactions	115,623	(1,702,291)	678,183
CLASS Y
Proceeds from shares sold	—	—	6,057
Reinvestment of distributions	—	23,181,009	11,387,260
Cost of shares redeemed	(300,588,116)	(659,771)	—
Redemption fees	300,588	4	—
Net increase (decrease) from capital transactions	(300,287,528)	22,521,242	11,393,317
Net increase (decrease) in net assets resulting from capital transactions	(299,678,667)	19,070,014	12,957,980
Total increase (decrease) in net assets	(218,858,812)	73,772,125	(25,901,317)

NET ASSETS:
Beginning of period	475,556,526	401,784,401	427,685,718
End of period	$256,697,714	$475,556,526	$401,784,401

Undistributed accumulated net investment income (loss)	$5,964,647	$(575,224)	$3,812,624

The accompanying notes are an integral part of these financial statements.	(continued on p. 130)

AQR Funds	Annual Report	September 2013	129

Statements of Changes in Net Assets	September 30, 2013

	AQR GLOBAL EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	55,196	210,532	167,896
Shares sold	44,377	25,557	226,766
Shares issued on reinvestment of distributions	—	7,336	5,184
Shares redeemed	(4,872)	(188,229)	(189,314)
Shares outstanding, end of period	94,701	55,196	210,532
CLASS N
Shares outstanding, beginning of period	45,729	202,461	136,540
Shares sold	71,457	6,817	100,038
Shares issued on reinvestment of distributions	—	6,690	3,692
Shares redeemed	(63,504)	(170,239)	(37,809)
Shares outstanding, end of period	53,682	45,729	202,461
CLASS Y
Shares outstanding, beginning of period	41,798,875	39,780,661	38,596,429
Shares sold	—	—	525
Shares issued on reinvestment of distributions	—	2,080,881	1,183,707
Shares redeemed	(22,754,692)	(62,667)	—
Shares outstanding, end of period	19,044,183	41,798,875	39,780,661

The accompanying notes are an integral part of these financial statements.

130	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR INTERNATIONAL EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$13,227,742	$14,157,497	$12,140,951
Net realized gain (loss)	66,228,657	14,380,448	(21,266,844)
Net change in unrealized appreciation (depreciation)	35,002,292	96,501,940	(68,430,519)
Net increase (decrease) in net assets resulting from operations	114,458,691	125,039,885	(77,556,412)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(6,044,927)	(3,204,118)
Class N	—	(442,708)	(20,121)
Class Y	—	(14,968,277)	(8,730,438)
Total	—	(21,455,912)	(11,954,677)
Net realized gain:
Class I	—	—	(1,042,406)
Class N	—	—	(8,687)
Class Y	—	—	(2,482,902)
Total	—	—	(3,533,995)
Total distributions	—	(21,455,912)	(15,488,672)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	47,657,715	56,017,676	100,254,223
Reinvestment of distributions	—	5,225,139	4,080,915
Cost of shares redeemed	(35,227,017)	(33,350,378)	(19,241,187)
Redemption fees	—	—	2,037
Net increase (decrease) from capital transactions	12,430,698	27,892,437	85,095,988
CLASS N
Proceeds from shares sold	17,853,305	15,872,803	92,400
Reinvestment of distributions	—	442,505	28,595
Cost of shares redeemed	(5,035,043)	(3,715,733)	(178,203)
Net increase (decrease) from capital transactions	12,818,262	12,599,575	(57,208)
CLASS Y
Proceeds from shares sold	19,000,000	45,779,910	49,085,024
Reinvestment of distributions	—	14,968,276	11,213,340
Cost of shares redeemed	(28,692,000)	(5,836,872)	(23,486,766)
Redemption fees	47,504	32,284	31,881
Net increase (decrease) from capital transactions	(9,644,496)	54,943,598	36,843,479
Net increase (decrease) in net assets resulting from capital transactions	15,604,464	95,435,610	121,882,259
Total increase (decrease) in net assets	130,063,155	199,019,583	28,837,175

NET ASSETS:
Beginning of period	687,096,958	488,077,375	459,240,200
End of period	$817,160,113	$687,096,958	$488,077,375

Undistributed accumulated net investment income (loss)	$11,729,676	$(1,607,306)	$5,593,024

The accompanying notes are an integral part of these financial statements.	(continued on p. 132)

AQR Funds	Annual Report	September 2013	131

Statements of Changes in Net Assets	September 30, 2013

	AQR INTERNATIONAL EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012	FOR THE YEAR ENDED DECEMBER 31, 2011
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	19,233,566	16,066,790	8,227,394
Shares sold	4,223,416	6,218,133	9,343,360
Shares issued on reinvestment of distributions	—	524,610	492,270
Shares redeemed	(3,123,941)	(3,575,967)	(1,996,234)
Shares outstanding, end of period	20,333,041	19,233,566	16,066,790
CLASS N
Shares outstanding, beginning of period	1,492,563	133,174	138,711
Shares sold	1,609,233	1,698,841	9,129
Shares issued on reinvestment of distributions	—	43,639	3,388
Shares redeemed	(446,880)	(383,091)	(18,054)
Shares outstanding, end of period	2,654,916	1,492,563	133,174
CLASS Y
Shares outstanding, beginning of period	44,308,341	38,834,729	34,152,071
Shares sold	1,693,405	4,631,152	5,482,006
Shares issued on reinvestment of distributions	—	1,436,495	1,296,340
Shares redeemed	(2,345,900)	(594,035)	(2,095,688)
Shares outstanding, end of period	43,655,846	44,308,341	38,834,729

The accompanying notes are an integral part of these financial statements.

132	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR EMERGING DEFENSIVE EQUITY FUND		AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*-12/31/12	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$240,274	$49,290	$237,520	$33,252
Net realized gain (loss)	(381,061)	3,764	170,189	16,279
Net change in unrealized appreciation (depreciation)	(16,957)	511,724	737,068	244,382
Net increase (decrease) in net assets resulting from operations	(157,744)	564,778	1,144,777	293,913

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(34,222)	—	(26,339)
Class N	—	(9,990)	—	(3,918)
Total	—	(44,212)	—	(30,257)
Net realized gain:
Class I	—	(11,427)	—	(16,369)
Class N	—	(4,811)	—	(4,353)
Total	—	(16,238)	—	(20,722)
Total distributions	—	(60,450)	—	(50,979)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	28,306,131	5,666,656	11,923,132	7,216,220
Reinvestment of distributions	—	45,649	—	42,708
Cost of shares redeemed	(4,122,651)	(689,457)	(701,166)	(2,065,477)
Net increase (decrease) from capital transactions	24,183,480	5,022,848	11,221,966	5,193,451
CLASS N
Proceeds from shares sold	1,889,158	1,857,059	349,021	1,791,100
Reinvestment of distributions	—	14,801	—	8,271
Cost of shares redeemed	(1,056,166)	(192,516)	(148,571)	(1,019,455)
Net increase (decrease) from capital transactions	832,992	1,679,344	200,450	779,916
Net increase (decrease) in net assets resulting from capital transactions	25,016,472	6,702,192	11,422,416	5,973,367
Total increase (decrease) in net assets	24,858,728	7,206,520	12,567,193	6,216,301

NET ASSETS:
Beginning of period	7,206,520	—	6,216,301	—
End of period	$32,065,248	$7,206,520	$18,783,494	$6,216,301

Undistributed accumulated net investment income (loss)	$211,072	$4,259	$254,572	$(143)

The accompanying notes are an integral part of these financial statements.	(continued on p. 134)

AQR Funds	Annual Report	September 2013	133

Statements of Changes in Net Assets	September 30, 2013

	AQR EMERGING DEFENSIVE EQUITY FUND		AQR INTERNATIONAL DEFENSIVE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*-12/31/12	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*-12/31/12

CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	494,839	—	502,748	—
Shares sold	2,752,761	556,121	1,042,623	693,168
Shares issued on reinvestment of distributions	—	4,278	—	4,014
Shares redeemed	(376,940)	(65,560)	(61,798)	(194,434)
Shares outstanding, end of period	2,870,660	494,839	1,483,573	502,748
CLASS N
Shares outstanding, beginning of period	165,019	—	79,543	—
Shares sold	184,245	181,889	31,111	174,715
Shares issued on reinvestment of distributions	—	1,386	—	776
Shares redeemed	(96,480)	(18,256)	(13,606)	(95,948)
Shares outstanding, end of period	252,784	165,019	97,048	79,543

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

134	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR U.S. DEFENSIVE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 7/09/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$597,018	$44,795
Net realized gain (loss)	377,383	(2,179)
Net change in unrealized appreciation (depreciation)	1,670,664	33,443
Net increase (decrease) in net assets resulting from operations	2,645,065	76,059

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	—	(40,855)
Class N	—	(1,691)
Total	—	(42,546)
Net realized gain:
Class I	—	(4,695)
Class N	—	(316)
Total	—	(5,011)
Total distributions	—	(47,557)

CAPITAL TRANSACTIONS:
CLASS I
Proceeds from shares sold	147,844,332	8,863,968
Reinvestment of distributions	—	45,549
Cost of shares redeemed	(2,400,295)	(1,076,018)
Net increase (decrease) from capital transactions	145,444,037	7,833,499
CLASS N
Proceeds from shares sold	23,011,456	1,421,979
Reinvestment of distributions	—	2,007
Cost of shares redeemed	(2,967,021)	(1,023,257)
Net increase (decrease) from capital transactions	20,044,435	400,729
Net increase (decrease) in net assets resulting from capital transactions	165,488,472	8,234,228
Total increase (decrease) in net assets	168,133,537	8,262,730

NET ASSETS:
Beginning of period	8,262,730	—
End of period	$176,396,267	$8,262,730

Undistributed accumulated net investment income (loss)	$602,661	$5,727
CHANGES IN SHARES OUTSTANDING:
CLASS I
Shares outstanding, beginning of period	771,572	—
Shares sold	12,202,553	872,439
Shares issued on reinvestment of distributions	—	4,479
Shares redeemed	(210,739)	(105,346)
Shares outstanding, end of period	12,763,386	771,572
CLASS N
Shares outstanding, beginning of period	41,347	—
Shares sold	1,912,085	141,350
Shares issued on reinvestment of distributions	—	197
Shares redeemed	(252,798)	(100,200)
Shares outstanding, end of period	1,700,634	41,347

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	135

Statements of Changes in Net Assets	September 30, 2013

	AQR MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$4,308,786	$7,340,127		$2,522,585
Net realized gain (loss)	34,824,237	13,466,529		(21,841,538)
Net change in unrealized appreciation (depreciation)	92,812,642	39,530,778		7,021,965
Net increase (decrease) in net assets resulting from operations	131,945,665	60,337,434		(12,296,988)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(7,610,158)		(2,025,248)
Total	—	(7,610,158)		(2,025,248)
Net realized gain:
Class L	—	—		(566,418)
Total	—	—		(566,418)
Total distributions	—	(7,610,158)		(2,591,666)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	213,770,610	231,326,342		234,799,847
Reinvestment of distributions	—	7,604,346		2,589,299
Cost of shares redeemed	(103,081,407)	(104,299,857)		(44,238,993)
Redemption fees	—	—		2,432
Net increase (decrease) from capital transactions	110,689,203	134,630,831		193,152,585
CLASS N
Proceeds from shares sold	22,798,786	58,966,793	(a)	—
Cost of shares redeemed	(24,643,522)	(216,871)	(a)	—
Net increase (decrease) from capital transactions	(1,844,736)	58,749,922		—
Net increase (decrease) in net assets resulting from capital transactions	108,844,467	193,380,753		193,152,585
Total increase (decrease) in net assets	240,790,132	246,108,029		178,263,931

NET ASSETS:
Beginning of period	548,863,313	302,755,284		124,491,353
End of period	$789,653,445	$548,863,313		$302,755,284

Undistributed accumulated net investment income (loss)	$4,344,313	$227,113		$716,277

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	30,541,508	21,793,766		8,646,886
Shares sold	11,747,969	14,895,037		16,107,289
Shares issued on reinvestment of distributions	—	481,898		192,513
Shares redeemed	(5,676,664)	(6,629,193)		(3,152,922)
Shares outstanding, end of period	36,612,813	30,541,508		21,793,766
CLASS N
Shares outstanding, beginning of period	3,638,858	—	(a)	—
Shares sold	1,273,992	3,652,468		—
Shares redeemed	(1,329,482)	(13,610)		—
Shares outstanding, end of period	3,583,368	3,638,858		—

(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

136	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR SMALL CAP MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$857,922	$1,800,500		$227,233
Net realized gain (loss)	14,190,638	7,037,857		(5,687,386)
Net change in unrealized appreciation (depreciation)	37,443,636	12,331,774		1,233,553
Net increase (decrease) in net assets resulting from operations	52,492,196	21,170,131		(4,226,600)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(1,541,164)		(150,004)
Total	—	(1,541,164)		(150,004)
Net realized gain:
Class L	—	—		(713,111)
Total	—	—		(713,111)
Total distributions	—	(1,541,164)		(863,115)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	70,492,315	50,077,757		69,908,520
Reinvestment of distributions	—	1,537,931		860,975
Cost of shares redeemed	(26,018,808)	(26,009,044)		(19,650,773)
Redemption fees	—	—		765
Net increase (decrease) from capital transactions	44,473,507	25,606,644		51,119,487
CLASS N
Proceeds from shares sold	1,615,673	10,000	(a)	—
Cost of shares redeemed	(17,558)	—		—
Net increase (decrease) from capital transactions	1,598,115	10,000		—
Net increase (decrease) in net assets resulting from capital transactions	46,071,622	25,616,644		51,119,487
Total increase (decrease) in net assets	98,563,818	45,245,611		46,029,772

NET ASSETS:
Beginning of period	145,779,965	100,534,354		54,504,582
End of period	$244,343,783	$145,779,965		$100,534,354

Undistributed accumulated net investment income (loss)	$752,938	$146,099		$30,383
CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	8,871,777	7,238,497		3,788,903
Shares sold	3,620,280	3,211,497		4,790,883
Shares issued on reinvestment of distributions	—	97,153		63,354
Shares redeemed	(1,345,764)	(1,675,370)		(1,404,643)
Shares outstanding, end of period	11,146,293	8,871,777		7,238,497
CLASS N
Shares outstanding, beginning of period	622	—	(a)	—
Shares sold	77,081	622		—
Shares redeemed	(938)	—		—
Shares outstanding, end of period	76,765	622		—

(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	137

Statements of Changes in Net Assets	September 30, 2013

	AQR INTERNATIONAL MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE YEAR ENDED DECEMBER 31, 2012		FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
Net investment income (loss)	$3,054,749	$2,524,674		$1,671,768
Net realized gain (loss)	7,761,555	1,155,067		(12,171,592)
Net change in unrealized appreciation (depreciation)	18,220,315	13,708,882		(3,162,121)
Net increase (decrease) in net assets resulting from operations	29,036,619	17,388,623		(13,661,945)

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(2,965,770)		(1,944,737)
Total	—	(2,965,770)		(1,944,737)
Total distributions	—	(2,965,770)		(1,944,737)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	83,877,662	54,777,235		57,657,994
Reinvestment of distributions	—	2,965,195		1,943,164
Cost of shares redeemed	(18,591,284)	(21,716,680)		(28,862,650)
Redemption fees	—	—		1,706
Net increase (decrease) from capital transactions	65,286,378	36,025,750		30,740,214
CLASS N
Proceeds from shares sold	42,216,111	11,000	(a)	—
Cost of shares redeemed	(3,719,078)	—		—
Net increase (decrease) from capital transactions	38,497,033	11,000		—
Net increase (decrease) in net assets resulting from capital transactions	103,783,411	36,036,750		30,740,214
Total increase (decrease) in net assets	132,820,030	50,459,603		15,133,532

NET ASSETS:
Beginning of period	127,684,514	77,224,911		62,091,379
End of period	$260,504,544	$127,684,514		$77,224,911

Undistributed accumulated net investment income (loss)	$3,226,119	$(313,735)		$92,674

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	9,757,051	6,789,578		4,559,775
Shares sold	5,866,252	4,490,971		4,299,973
Shares issued on reinvestment of distributions	—	229,327		176,171
Shares redeemed	(1,297,300)	(1,752,825)		(2,246,341)
Shares outstanding, end of period	14,326,003	9,757,051		6,789,578
CLASS N
Shares outstanding, beginning of period	849	—	(a)	—
Shares sold	2,976,098	849		—
Shares redeemed	(255,226)	—		—
Shares outstanding, end of period	2,721,721	849		—

(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

138	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

	AQR TAX-MANAGED MOMENTUM FUND			AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*-12/31/12		FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*-12/31/12
OPERATIONS:
Net investment income (loss)	$75,056	$55,098		$17,737	$46,220
Net realized gain (loss)	199,994	20,369		102,409	14,572
Net change in unrealized appreciation (depreciation)	1,474,254	290,968		1,216,323	272,089
Net increase (decrease) in net assets resulting from operations	1,749,304	366,435		1,336,469	332,881

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(58,114)		—	(43,740)
Total	—	(58,114)		—	(43,740)
Net realized gain:
Class L	—	(35,669)		—	—
Total	—	(35,669)		—	—
Total distributions	—	(93,783)		—	(43,740)

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	17,901,127	5,727,135		2,695,469	3,103,895
Reinvestment of distributions	—	93,783		—	43,740
Cost of shares redeemed	(3,966,042)	(52,741)		(679,820)	(1,566)
Net increase (decrease) from capital transactions	13,935,085	5,768,177		2,015,649	3,146,069
CLASS N
Proceeds from shares sold	100,001	10,000	(a)	100,000	10,000	(a)
Cost of shares redeemed	(10,594)	—		(11,109)	—
Net increase (decrease) from capital transactions	89,407	10,000		88,891	10,000
Net increase (decrease) in net assets resulting from capital transactions	14,024,492	5,778,177		2,104,540	3,156,069
Total increase (decrease) in net assets	15,773,796	6,050,829		3,441,009	3,445,210

NET ASSETS:
Beginning of period	6,050,829	—		3,445,210	—
End of period	$21,824,625	$6,050,829		$6,886,219	$3,445,210

Undistributed accumulated net investment income (loss)	$77,454	$3,454		$15,602	$3,863

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	542,643	—		307,953	—
Shares sold	1,359,290	538,821		196,317	304,030
Shares issued on reinvestment of distributions	—	8,557		—	4,069
Shares redeemed	(305,435)	(4,735)		(48,822)	(146)
Shares outstanding, end of period	1,596,498	542,643		455,448	307,953
CLASS N
Shares outstanding, beginning of period	899	—	(a)	917	—	(a)
Shares sold	8,489	899		8,251	917
Shares redeemed	(899)	—		(917)	—
Shares outstanding, end of period	8,489	899		8,251	917

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	139

Statements of Changes in Net Assets	September 30, 2013

	AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND			AQR CORE EQUITY FUND	AQR SMALL CAP CORE EQUITY FUND
	FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013	FOR THE PERIOD 1/27/12*-12/31/12		FOR THE PERIOD 3/26/13*-9/30/13	FOR THE PERIOD 3/26/13*-9/30/13
OPERATIONS:
Net investment income (loss)	$119,583	$80,248		$51,206	$4,606
Net realized gain (loss)	272,476	24,701		95,056	22,660
Net change in unrealized appreciation (depreciation)	777,272	512,452		569,841	439,180
Net increase (decrease) in net assets resulting from operations	1,169,331	617,401		716,103	466,446

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class L	—	(91,118)		—	—
Total	—	(91,118)		—	—
Net realized gain:
Class L	—	(8,768)		—	—
Total	—	(8,768)		—	—
Total distributions	—	(99,886)		—	—

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	13,835,282	5,127,939		19,426,853	2,654,885
Reinvestment of distributions	—	99,886		—	—
Cost of shares redeemed	(3,313,583)	(6,508)		(1,229,610)	(743,228)
Net increase (decrease) from capital transactions	10,521,699	5,221,317		18,197,243	1,911,657
CLASS N
Proceeds from shares sold	100,000	10,000	(a)	2,212,852	1,186,351
Cost of shares redeemed	(10,601)	—		(912,033)	—
Net increase (decrease) from capital transactions	89,399	10,000		1,300,819	1,186,351
Net increase (decrease) in net assets resulting from capital transactions	10,611,098	5,231,317		19,498,062	3,098,008
Total increase (decrease) in net assets	11,780,429	5,748,832		20,214,165	3,564,454

NET ASSETS:
Beginning of period	5,748,832	—		—	—
End of period	$17,529,261	$5,748,832		$20,214,165	$3,564,454

Undistributed accumulated net investment income (loss)	$108,464	$(14,184)		$52,857	$5,195

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	510,465	—		—	—
Shares sold	1,076,886	502,067		1,811,050	253,687
Shares issued on reinvestment of distributions	—	8,983		—	—
Shares redeemed	(266,086)	(585)		(115,588)	(69,876)
Shares outstanding, end of period	1,321,265	510,465		1,695,462	183,811
CLASS N
Shares outstanding, beginning of period	898	—	(a)	—	—
Shares sold	8,468	898		212,977	116,378
Shares redeemed	(898)	—		(86,456)	—
Shares outstanding, end of period	8,468	898		126,521	116,378

*	Commencement of operations.
(a)	Commencement of offering class of shares effective December 17, 2012.

The accompanying notes are an integral part of these financial statements.

140	AQR Funds	Annual Report	September 2013

Statements of Changes in Net Assets	September 30, 2013

AQR INTERNATIONAL CORE EQUITY FUND
FOR THE PERIOD 3/26/13*-9/30/13
OPERATIONS:
Net investment income (loss)	$111,414
Net realized gain (loss)	(76,611)
Net change in unrealized appreciation (depreciation)	1,362,722
Net increase (decrease) in net assets resulting from operations	1,397,525

CAPITAL TRANSACTIONS:
CLASS L
Proceeds from shares sold	15,815,757
Cost of shares redeemed	(1,223,357)
Net increase (decrease) from capital transactions	14,592,400
CLASS N
Proceeds from shares sold	2,846,422
Cost of shares redeemed	(872,000)
Net increase (decrease) from capital transactions	1,974,422
Net increase (decrease) in net assets resulting from capital transactions	16,566,822
Total increase (decrease) in net assets	17,964,347

NET ASSETS:
Beginning of period	—
End of period	$17,964,347

Undistributed accumulated net investment income (loss)	$109,008

CHANGES IN SHARES OUTSTANDING:
CLASS L
Shares outstanding, beginning of period	—
Shares sold	1,518,548
Shares redeemed	(117,221)
Shares outstanding, end of period	1,401,327
CLASS N
Shares outstanding, beginning of period	—
Shares sold	275,225
Shares redeemed	(84,089)
Shares outstanding, end of period	191,136

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	141

Financial Highlights	September 30, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations			Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR GLOBAL EQUITY FUND CLASS I
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.35	0.14	1.84	1.98	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.99	0.20	1.69	1.89	(0.29)	(0.24)	(0.53)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.21	(0.95)	(0.74)	(0.11)	(0.13)	(0.24)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.16	1.25	1.41	(0.36)	(0.08)	(0.44)
AQR GLOBAL EQUITY FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.32	0.11	1.84	1.95	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$9.97	0.16	1.70	1.86	(0.27)	(0.24)	(0.51)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.97	0.16	(0.94)	(0.78)	(0.09)	(0.13)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.00	0.13	1.25	1.38	(0.33)	(0.08)	(0.41)
AQR GLOBAL EQUITY FUND CLASS Y
NINE MONTHS ENDED SEPTEMBER 30, 2013†,5	$11.35	0.18	1.85	2.03	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$10.00	0.24	1.70	1.94	(0.35)	(0.24)	(0.59)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.99	0.24	(0.94)	(0.70)	(0.16)	(0.13)	(0.29)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$10.00	0.18	1.27	1.45	(0.38)	(0.08)	(0.46)
AQR INTERNATIONAL EQUITY FUND CLASS I
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.24	0.17	1.47	1.64	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.60	0.20	1.76	1.96	(0.32)	—	(0.32)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.45	0.21	(1.78)	(1.57)	(0.21)	(0.07)	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$9.78	0.16	0.84	1.00	(0.24)	(0.09)	(0.33)
FOR THE PERIOD 9/30/09[6]—12/31/09†,5	$10.00	(0.01)	0.22	0.21	(0.14)	(0.29)	(0.43)
AQR INTERNATIONAL EQUITY FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.43	0.13	1.50	1.63	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$8.76	0.19	1.76	1.95	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2011[5]	$10.61	0.20	(1.83)	(1.63)	(0.15)	(0.07)	(0.22)
FOR THE YEAR ENDED DECEMBER 31, 2010[5]	$9.91	0.14	0.88	1.02	(0.23)	(0.09)	(0.32)
FOR THE PERIOD 9/30/09[6]—12/31/09[5]	$10.00	—	0.20	0.20	—	(0.29)	(0.29)
AQR INTERNATIONAL EQUITY FUND CLASS Y
NINE MONTHS ENDED SEPTEMBER 30, 2013†,5	$10.71	0.21	1.53	1.74	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012†,5	$8.98	0.25	1.83	2.08	(0.35)	—	(0.35)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$10.89	0.28	(1.88)	(1.60)	(0.24)	(0.07)	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2010†,5	$10.16	0.20	0.89	1.09	(0.27)	(0.09)	(0.36)
FOR THE PERIOD 8/28/09[8]—12/31/09†,5	$10.00	0.03	0.57	0.60	(0.15)	(0.29)	(0.44)
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain expenses incurred by the Fund were not annualized for the period ended December 31, 2009.
8	Commencement of operations.
9	Certain expenses incurred by the Funds were not annualized for the period ended September 30, 2013.
10	Ratios are disproportionate between classes due to size of net assets and fixed expenses.

The accompanying notes are an integral part of these financial statements.

142	AQR Funds	Annual Report	September 2013

Financial Highlights	September 30, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3,9]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$13.33	17.44%	$1,262,602	0.95%	0.95%	2.27%[10]	1.46%	71%
$11.35	18.95%	$626,448	0.95%	0.94%	1.41%	1.83%	87%
$9.99	(6.68)%	$2,102,815	0.96%	0.95%	2.03%	1.90%	59%
$10.97	14.12%	$1,841,838	0.79%	0.79%	0.79%	1.41%	72%

$13.27	17.23%	$712,114	1.25%	1.25%	3.06%[10]	1.14%	71%
$11.32	18.67%	$517,504	1.25%	1.24%	1.87%	1.51%	87%
$9.97	(7.03)%	$2,019,253	1.27%	1.26%	3.22%	1.46%	59%
$10.97	13.83%	$1,497,723	1.10%	1.10%	1.10%	1.28%	72%

$13.38	17.89%	$254,722,998	0.51%	0.51%	0.51%[10]	1.88%	71%
$11.35	19.45%	$474,412,574	0.51%	0.50%	0.51%	2.24%	87%
$10.00	(6.22)%	$397,662,333	0.52%	0.51%	0.52%	2.21%	59%
$10.99	14.54%	$424,346,157	0.50%	0.50%	0.71%	1.81%	72%

$11.88	16.02%	$241,467,180	0.90%	0.90%	0.90%	2.11%	59%
$10.24	22.87%	$196,971,397	0.91%	0.90%	0.91%	2.17%	74%
$8.60	(15.00)%	$138,229,387	0.94%	0.93%	0.94%	2.13%	60%
$10.45	10.40%	$85,968,655	0.90%	0.90%	1.03%	1.72%	93%
$9.78	2.20%	$44,016,038	0.90%	0.90%	1.01%	(0.47)%	29%

$12.06	15.63%	$32,010,505	1.29%	1.29%	1.29%	1.52%	59%
$10.43	22.41%	$15,561,822	1.28%	1.27%	1.28%	2.00%	74%
$8.76	(15.27)%	$1,166,515	1.35%	1.34%	2.18%	1.96%	60%
$10.61	10.40%	$1,472,368	1.25%	1.25%	3.50%	1.51%	93%
$9.91	2.04%	$5,785	1.25%	1.25%	472.86%[7]	(0.07)%	29%

$12.45	16.25%	$543,682,428	0.55%	0.55%	0.55%	2.45%	59%
$10.71	23.26%	$474,563,739	0.56%	0.55%	0.56%	2.52%	74%
$8.98	(14.66)%	$348,681,473	0.58%	0.57%	0.58%	2.63%	60%
$10.89	10.84%	$371,799,177	0.55%	0.55%	0.77%	2.02%	93%
$10.16	6.08%	$360,491,107	0.55%	0.55%	0.98%	0.99%	29%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	143

Financial Highlights	September 30, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR EMERGING DEFENSIVE EQUITY FUND CLASS I
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.92	0.20		(0.85)	(0.65)	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.10		0.94	1.04	(0.09)	(0.03)	(0.12)
AQR EMERGING DEFENSIVE EQUITY FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.93	0.16		(0.83)	(0.67)	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.08		0.94	1.02	(0.06)	(0.03)	(0.09)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS I
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.67	0.23		0.98	1.21	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.10		0.67	0.77	(0.06)	(0.04)	(0.10)
AQR INTERNATIONAL DEFENSIVE EQUITY FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.69	0.20		0.99	1.19	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.08		0.68	0.76	(0.03)	(0.04)	(0.07)
AQR U.S. DEFENSIVE EQUITY FUND CLASS I
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.16	0.15		1.89	2.04	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.14	[8]	0.10	0.24	(0.07)	(0.01)	(0.08)
AQR U.S. DEFENSIVE EQUITY FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$10.18	0.13		1.88	2.01	—	—	—
FOR THE PERIOD 7/09/12[7]—12/31/12[5]	$10.00	0.08	[8]	0.15	0.23	(0.04)	(0.01)	(0.05)
AQR MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$16.06	0.12	[10]	3.47	3.59	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.26	[8]	2.16	2.42	(0.25)	—	(0.25)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.40	0.15		(0.54)	(0.39)	(0.09)	(0.03)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$12.19	0.06		2.21	2.27	(0.02)	(0.04)	(0.06)
FOR THE PERIOD 7/09/09[7]—12/31/09†,5	$10.00	0.07		2.48	2.55	(0.05)	(0.31)	(0.36)
AQR MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$16.05	0.09	[10]	3.47	3.56	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$16.02	0.01	[8]	0.02	0.03	—	—	—
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	Commencement of operations.
8	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR U.S. Defensive Equity Fund—Class I	$0.11	2.58%
AQR U.S. Defensive Equity Fund—Class N	0.05	1.38
AQR Momentum Fund—Class L	0.24	1.57
AQR Momentum Fund—Class N	0.01	1.07

9	Certain expenses incurred by the Funds were not annualized for the period ended September 30, 2013.
10	For the period ended September 30, 2013 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Momentum Fund—Class L	$0.11	0.80%
AQR Momentum Fund—Class N	0.08	0.56

11	Ratios are disproportionate between classes due to size of net assets and fixed expenses.

The accompanying notes are an integral part of these financial statements.

144	AQR Funds	Annual Report	September 2013

Financial Highlights	September 30, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3,9]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$10.27	(5.95)%	$29,471,066	0.96%	0.96%	2.08%	2.55%	181%
$10.92	10.39%	$5,402,251	1.15%	1.15%	4.14%	1.92%	38%

$10.26	(6.13)%	$2,594,182	1.25%	1.25%	3.50%	2.06%	181%
$10.93	10.22%	$1,804,269	1.40%	1.40%	5.41%	1.67%	38%

$11.88	11.34%	$17,630,701	0.73%	0.73%	2.01%[11]	2.68%	115%
$10.67	7.69%	$5,366,031	0.90%	0.90%	5.00%	1.91%	81%

$11.88	11.13%	$1,152,793	1.00%	1.00%	4.15%[11]	2.34%	115%
$10.69	7.62%	$850,270	1.15%	1.15%	6.96%	1.61%	81%

$12.20	20.08%	$155,660,499	0.52%	0.52%	0.93%	1.69%	106%
$10.16	2.34%	$7,841,840	0.75%	0.75%	3.90%	2.90%[8]	141%

$12.19	19.74%	$20,735,768	0.77%	0.77%	1.48%	1.44%	106%
$10.18	2.29%	$420,890	1.00%	1.00%	9.36%	1.70%[8]	141%

$19.65	22.35%	$719,388,829	0.49%	0.49%	0.55%	0.88%[10]	62%
$16.06	17.49%	$490,441,577	0.50%	0.49%	0.58%	1.69%[8]	68%
$13.89	(2.68)%	$302,755,284	0.50%	0.49%	0.67%	1.07%	162%
$14.40	18.60%	$124,491,353	0.49%	0.49%	0.98%	1.37%	180%
$12.19	25.58%	$6,932,575	0.49%	0.49%	5.08%	1.23%	163%

$19.61	22.18%	$70,264,616	0.74%	0.74%	0.83%	0.64%[10]	62%
$16.05	0.19%	$58,421,736	0.75%	0.74%	0.82%	1.19%[8]	68%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	145

Financial Highlights	September 30, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR SMALL CAP MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$16.43	0.09	[11]	5.25	5.34	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$13.89	0.22	[8]	2.50	2.72	(0.18)	—	(0.18)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$14.39	0.04		(0.42)	(0.38)	(0.02)	(0.10)	(0.12)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.40	0.03		3.13	3.16	(0.03)	(0.14)	(0.17)
FOR THE PERIOD 7/09/09[7]—12/31/09†,5	$10.00	0.04		2.06	2.10	(0.03)	(0.67)	(0.70)
AQR SMALL CAP MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$16.43	0.03	[11]	5.27	5.30	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$16.09	0.02	[8]	0.32	0.34	—	—	—
AQR INTERNATIONAL MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$13.09	0.22	[11]	1.98	2.20	—	—	—
FOR THE YEAR ENDED DECEMBER 31, 2012[5]	$11.37	0.29		1.74	2.03	(0.31)	—	(0.31)
FOR THE YEAR ENDED DECEMBER 31, 2011†,5	$13.62	0.29		(2.26)	(1.97)	(0.28)	—	(0.28)
FOR THE YEAR ENDED DECEMBER 31, 2010†	$11.98	0.08		1.62	1.70	(0.05)	(0.01)	(0.06)
FOR THE PERIOD 7/09/09[7]—12/31/09†,5	$10.00	0.04		2.26	2.30	(0.09)	(0.23)	(0.32)
AQR INTERNATIONAL MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$13.08	0.25	[11]	1.92	2.17	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$12.95	—		0.13	0.13	—	—	—
AQR TAX-MANAGED MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.13	0.09	[11]	2.38	2.47	—	—	—
FOR THE PERIOD 1/27/12[7]—12/31/12[5]	$10.00	0.19	[8]	1.17	1.36	(0.14)	(0.09)	(0.23)
AQR TAX-MANAGED MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.13	0.07	[11]	2.37	2.44	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$11.12	0.01	[8]	—	0.01	—	—	—
*	Annualized for periods less than one year.
†	Redemption fees of less than $0.005 per share were incurred by the share class.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	Commencement of operations.
8	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Small Cap Momentum Fund—Class L	$0.15	1.01%
AQR Small Cap Momentum Fund—Class N	0.02	2.93
AQR Tax-Managed Momentum Fund—Class L	0.17	1.76
AQR Tax-Managed Momentum Fund—Class N	0.01	2.28

9	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
10	Certain expenses incurred by the Funds were not annualized for the period ended September 30, 2013.
11	For the period ended September 30, 2013 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Small Cap Momentum Fund—Class L	$0.07	0.52%
AQR Small Cap Momentum Fund—Class N	0.01	0.10
AQR International Momentum Fund—Class L	0.21	1.97
AQR International Momentum Fund—Class N	0.23	2.16
AQR Tax-Managed Momentum Fund—Class L	0.09	0.92
AQR Tax-Managed Momentum Fund—Class N	0.07	0.63
12	Ratios are disproportionate between classes due to size of net assets and fixed expenses.

The accompanying notes are an integral part of these financial statements.

146	AQR Funds	Annual Report	September 2013

Financial Highlights	September 30, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3,10]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$21.77	32.50%	$242,675,423	0.65%	0.65%	0.68%[12]	0.60%[11]	49%
$16.43	19.62%	$145,769,751	0.66%	0.65%	0.72%	1.44%[8]	73%
$13.89	(2.62)%	$100,534,354	0.66%	0.65%	0.85%	0.26%	121%
$14.39	27.69%	$54,504,582	0.65%	0.65%	1.85%	0.66%	380%
$11.40	21.24%	$3,239,605	0.65%	0.65%	7.53%	0.65%	136%

$21.73	32.26%	$1,668,360	0.90%	0.90%	4.82%[12]	0.18%[11]	49%
$16.43	2.11%	$10,214	0.90%	0.90%	135.33%[9]	3.36%[8]	73%

$15.29	16.81%	$219,002,000	0.65%	0.65%	0.73%	2.09%[11]	76%
$13.09	17.92%	$127,673,412	0.66%	0.65%	0.80%	2.41%	116%
$11.37	(14.42)%	$77,224,911	0.66%	0.65%	0.97%	2.23%	203%
$13.62	14.20%	$62,091,379	0.65%	0.65%	1.46%	1.44%	269%
$11.98	23.08%	$29,762,053	0.65%	0.65%	2.22%	0.63%	160%

$15.25	16.59%	$41,502,544	0.90%	0.90%	1.03%	2.28%[11]	76%
$13.08	1.00%	$11,102	0.90%	0.90%	132.42%[9]	0.25%	116%

$13.60	22.19%	$21,709,464	0.54%	0.54%	1.41%[12]	1.00%[11]	178%
$11.13	13.67%	$6,040,821	0.55%	0.54%	4.57%	1.89%[8]	93%

$13.57	21.92%	$115,161	0.79%	0.79%	4.11%[12]	0.71%[11]	178%
$11.13	0.09%	$10,008	0.79%	0.79%	15.32%[9]	2.41%[8]	93%

The accompanying notes are an integral part of these financial statements.

AQR Funds	Annual Report	September 2013	147

Financial Highlights	September 30, 2013

	PER SHARE OPERATING PERFORMANCE
		Change in Net Assets Resulting from Operations				Less Dividends and Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Net Increase (Decrease) in Net Asset Value from Operations	Distributions from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.15	0.05	[11]	3.65	3.70	—	—	—
FOR THE PERIOD 1/27/12[7]—12/31/12[5]	$10.00	0.19	[8]	1.11	1.30	(0.15)	—	(0.15)
AQR TAX-MANAGED SMALL CAP MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.15	0.03	[11]	3.63	3.66	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$10.91	0.02	[8]	0.22	0.24	—	—	—
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS L
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.24	0.20		1.74	1.94	—	—	—
FOR THE PERIOD 1/27/12[7]—12/31/12[5]	$10.00	0.23		1.22	1.45	(0.19)	(0.02)	(0.21)
AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND CLASS N
NINE MONTHS ENDED SEPTEMBER 30, 2013[5]	$11.24	0.20		1.71	1.91	—	—	—
FOR THE PERIOD 12/17/12[6]—12/31/12[5]	$11.14	—		0.10	0.10	—	—	—
AQR CORE EQUITY FUND CLASS L
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.06	[11]	1.03	1.09	—	—	—
AQR CORE EQUITY FUND CLASS N
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.04	[11]	1.05	1.09	—	—	—
AQR SMALL CAP CORE EQUITY FUND CLASS L
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.03	[11]	1.85	1.88	—	—	—
AQR SMALL CAP CORE EQUITY FUND CLASS N
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.01	[11]	1.86	1.87	—	—	—
AQR INTERNATIONAL CORE EQUITY FUND CLASS L
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.13	[11]	1.15	1.28	—	—	—
AQR INTERNATIONAL CORE EQUITY FUND CLASS N
FOR THE PERIOD 3/26/13[7]—9/30/13[5]	$10.00	0.15	[11]	1.12	1.27	—	—	—
*	Annualized for periods less than one year.
1	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized.
2	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
3	Ratios do not include the impact of the expenses of the underlying funds in which the Fund invests.
4	Portfolio turnover is not annualized.
5	Per share net investment income (loss) and net realized and unrealized gain (loss) are based on average shares outstanding.
6	Commencement of offering of shares.
7	Commencement of operations.
8	For the year ended December 31, 2012 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Tax-Managed Small Cap Momentum Fund—Class L	$0.12	1.26%
AQR Tax-Managed Small Cap Momentum Fund—Class N	0.02	3.54

9	The ratio is not representative of what the ratio would be if the Fund class had operated for a longer period of time. Certain expenses incurred by the Fund were not annualized for the period ended December 31, 2012.
10	Certain expenses incurred by the Funds were not annualized for the period ended September 30, 2013.
11	For the period ended September 30, 2013 certain Funds received special dividends which materially impacted the Net Investment Income Per Share and Net Investment Income Ratio. These dividends are not expected to continue in the future. Had these special dividends not been received the Net Investment Income Per Share and Net Investment Income Ratio would have been as follows:

FUND	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO
AQR Tax-Managed Small Cap Momentum Fund—Class L	$0.04	0.37%
AQR Tax-Managed Small Cap Momentum Fund—Class N	0.01	0.14
AQR Core Equity Fund—Class L	0.06	0.98
AQR Core Equity Fund—Class N	0.04	0.61
AQR Small Cap Core Equity Fund—Class L	0.03	0.38
AQR Small Cap Core Equity Fund—Class N	0.01	0.10
AQR International Core Equity Fund—Class L	0.13	2.08
AQR International Core Equity Fund—Class N	0.15	2.48
12	Ratios are disproportionate between classes due to size of net assets and fixed expenses.

The accompanying notes are an integral part of these financial statements.

148	AQR Funds	Annual Report	September 2013

Financial Highlights	September 30, 2013

		RATIOS/SUPPLEMENTAL DATA

			Ratios to Average Net Assets of:*

Net Asset Value, End of Period	Total Return[1,2]	Net Assets, End of Period	Expenses, Net of Reimbursements and/or Waivers[3]	Expenses, Net of Reimbursements and/or Waivers (Excluding Dividend Short Expense & Interest Expense)[3]	Expenses, Before Reimbursements and/or Waivers[3,10]	Net Investment Income (Loss)	Portfolio Turnover Rate[4]

$14.85	33.18%	$6,764,002	0.70%	0.70%	2.67%[12]	0.49%[11]	81%
$11.15	13.01%	$3,434,992	0.71%	0.70%	5.77%	1.91%[8]	93%

$14.81	32.83%	$122,217	0.95%	0.95%	5.05%[12]	0.26%[11]	81%
$11.15	2.20%	$10,218	0.95%	0.95%	12.32%[9]	4.19%[8]	93%

$13.18	17.26%	$17,417,880	0.70%	0.70%	2.31%[12]	2.14%	154%
$11.24	14.46%	$5,738,743	0.71%	0.70%	5.28%	2.38%	131%

$13.15	16.99%	$111,381	0.95%	0.95%	5.00%[12]	2.19%	154%
$11.24	0.90%	$10,089	0.95%	0.95%	15.82%[9]	0.15%	131%

$11.09	10.90%	$18,810,952	0.54%	0.54%	1.80%[12]	1.09%[11]	233%

$11.09	10.90%	$1,403,213	0.79%	0.79%	4.30%[12]	0.72%[11]	233%

$11.88	18.80%	$2,183,541	0.75%	0.75%	5.84%	0.45%[11]	70%

$11.87	18.70%	$1,380,913	1.00%	1.00%	6.40%	0.17%[11]	70%

$11.28	12.80%	$15,810,091	0.70%	0.70%	2.16%	2.25%[11]	218%

$11.27	12.70%	$2,154,256	0.95%	0.95%	4.10%	2.65%[11]	218%

The accompanying notes are an integral part of these financial statements.

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Notes to Financial Statements	September 30, 2013

1. Organization

AQR Funds (the “Trust”), organized as a Delaware statutory trust on September 4, 2008, is an open-end management investment company, under the Investment Company Act of 1940, as amended (the “1940 Act”). As of September 30, 2013, the Trust consists of twenty-three active series, fourteen of which are presented in this book (collectively, the “Funds” and each individually a “Fund”): AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund. The remaining nine active series are reported in a separate book at December 31, 2013. AQR Capital Management, LLC (“the Advisor”) serves as the investment advisor of each Fund.

The AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund commenced operations on March 26, 2013.

In May 2013, the Board of Trustees voted to change the fiscal year end for the Funds from December 31 to September 30.

The investment objective of the AQR Global Equity Fund is to seek long-term capital appreciation. The principal investment strategies of the AQR Global Equity Fund include seeking to outperform, after expenses, the MSCI World Index (the “Global Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR International Equity Fund is to seek long-term capital appreciation. The principal investment strategies of the AQR International Equity Fund include seeking to outperform, after expenses, the MSCI EAFE Index (the “International Equity Benchmark”) while seeking to control its tracking error relative to this benchmark. The Fund offers Class I, Class N and Class Y shares.

The investment objective of the AQR Emerging Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure to emerging stock markets. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR International Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure to international stock markets. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR U.S. Defensive Equity Fund is to seek total return. The Fund pursues a “defensive” strategy that provides exposure to the U.S. stock market. The Fund seeks to invest in lower beta stocks of companies with stable businesses, high profitability, low operating and financial leverage, lower earnings-per-share variability and other measures of quality. These stocks generally are less volatile than the market average, and are expected to produce higher risk adjusted returns over a full market cycle than market indexes. The Fund offers Class I and Class N shares.

The investment objective of the AQR Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Advisor considers a security to have positive momentum primarily if it has a return over the prior twelve months that ranks in the top third of its relevant universe at the time of purchase. The Fund offers Class L and Class N shares.

150	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

The investment objective of the AQR Small Cap Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund offers Class L and Class N shares.

The investment objective of the AQR International Momentum Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures and depositary receipts) of non-U.S. companies that the Advisor determines to have positive momentum. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed Small Cap Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. The Fund offers Class L and Class N shares.

The investment objective of the AQR Tax-Managed International Momentum Fund is to seek long-term after-tax capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange traded funds, equity index futures, and depositary receipts) of non-U.S. companies that the Advisor determines to have positive momentum. The Fund is designed to have lower distributions of realized capital gains, in particular, emphasizing smaller short-term capital gains as opposed to funds that do not focus on tax efficiency. The Fund offers Class L and Class N shares.

The investment objective of the AQR Core Equity Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of large and mid-sized companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to be attractively valued with positive momentum and a stable business. The Fund offers Class L and Class N shares.

The investment objective of the AQR Small Cap Core Equity Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of small cap companies traded on a principal U.S. exchange or over-the-counter market that the Advisor determines to be attractively valued with positive momentum and a stable business. The Fund offers Class L and Class N shares.

The investment objective of the AQR International Core Equity Fund is to seek long-term capital appreciation. The Fund invests primarily in equity or equity-related securities (including, but not limited to, exchange-traded funds, equity index futures, equity index swaps and depositary receipts) of non-U.S. companies that the Advisor determines to be attractively valued with positive momentum and a stable business. The Fund offers Class L and Class N shares.

2. Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the

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Notes to Financial Statements	September 30, 2013

financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and such differences could be material.

Valuation of Investments: Each Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time). The Funds’ Board of Trustees has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Advisor. Equity securities, including securities sold short, rights and warrants, are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades. The value of securities listed on the NASDAQ Stock Market LLC (“NASDAQ”) are generally the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value factors to international securities traded outside of the Western Hemisphere on a daily basis utilizing the quotations of an independent pricing service, unless the Advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analysis and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate their net asset value. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise at the last quoted bid price (in the case of short sales, at the ask price). Bonds are valued using the latest bid prices or evaluated quotes furnished by independent pricing services. Evaluated quotes are based on a matrix system, which may consider such factors as quoted prices, yields, maturities and ratings and are not necessarily reliant on quoted prices. The Funds value debt securities maturing less than 61 days from the date of purchase at amortized cost, which approximates market value. The value of futures contracts purchased and sold by the Funds is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Futures and options contracts are valued at the last quoted sales price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. Investments in open-end investment companies are valued at such investment company’s current day closing net asset value per share. Exchange-Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price. Total return swap contracts are valued at fair value, based on the price of the underlying referenced instrument.

The Funds may use pricing services to obtain readily available market quotations. Where market quotations are not readily available, or if an available market quotation is determined not to reflect fair value, a security will be valued based on its fair value as determined in accordance with the valuation procedures approved by the Funds’ Board of Trustees, which may include the use of proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, credit spreads, estimated default rates, underlying collateral, and other unique security features. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the prices used by other mutual funds to calculate their net assets. It is possible the estimated values may differ significantly from the values which would have been used had a ready market for the investments existed. These differences could be material.

Convertible Securities: Certain Funds invest in preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in a convertible security, the Funds may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock. The Funds may attempt to hedge some of their investments in convertible debt securities by selling short the issuer’s common stock.

Master Agreements: Certain Funds are a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Funds. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in

152	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

accordance with the terms of the Master Agreements, collateral posted for the benefit of a Fund is held in a segregated account by a custodian of the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Fund’s Schedule of Investments. Collateral can be in the form of cash, debt securities issued by the U.S. Government and related agencies, other securities or money market funds as agreed to by the Fund and the applicable counterparty. Collateral requirements are generally determined based on the Fund’s net position with each counterparty. The Funds may be required to post collateral if a Fund is in a net liability position with the counterparty exceeding certain amounts. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact a Fund’s future derivative activity. The Funds’ derivative assets and liabilities on the Statements of Assets and Liabilities are presented net only within a derivative type when a legally enforceable master netting agreement exists between the Funds and a derivative counterparty.

Futures Contracts: Certain Funds invest in futures contracts. The Funds invest in futures in order to hedge their investments or equitize their cash flows against fluctuations in value caused by changes in prevailing interest rates or market conditions. Investments in futures may increase or decrease exposure to a particular market. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Funds, the Funds may not be entitled to the return of all of the margin owed to the Funds, potentially resulting in a loss. No monies are paid to or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. Subsequent payments to and from the broker, will be made on a periodic basis as the price of the underlying instruments fluctuates. Changes in market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses represent the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired, and are reported in the Statements of Operations. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is presented as Due from Broker on the Statements of Assets and Liabilities. The use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the contract amount of the futures contracts. The use of short futures contracts subjects the Funds to unlimited risk of loss. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Forward Foreign Currency Exchange Contracts: Certain Funds buy and sell forward foreign currency exchange contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a Fund intends to buy are denominated, when a Fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward foreign currency exchange contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Funds could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statements of Assets and Liabilities. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Total Return Swap Contracts: Certain Funds invest in total return swaps to obtain exposure to the underlying referenced instrument, obtain leverage or attain the returns from ownership without actually owning the underlying position. Total return swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Total return swap contracts are marked to market daily based on the value of

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Notes to Financial Statements	September 30, 2013

the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Total return swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an total return swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Total return swaps are derivatives and their value can be volatile. To the extent that the Advisor, as applicable, does not accurately analyze and predict future market trends, the values of assets or economic factors, a Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Funds are recorded as realized gains or losses. Total return swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.

Securities Lending: Certain Funds may lend securities to brokers approved by the Advisor in order to generate additional income. Securities loaned are collateralized by cash, which is invested in various money market funds. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time. Securities lending income is comprised of income earned on cash collateral investments, net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Securities lending income, net on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the collateral investments to fund the payment of this liability.

In the event of a default by a borrower with respect to any loan, the lending agent will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by the lending agent to exercise these remedies, the Funds sustain losses as a result of a borrower’s default, the Securities Lending Agent indemnifies the Funds by purchasing replacement securities at its expense, or paying the Funds an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Funds and the lending agent.

Securities Transactions and Investment Income: Investment transactions are accounted for on trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts using the effective yield method. Dividend income/expense is recorded on the ex-dividend date or when the Fund first learns of the ex-date dividend notification.

Allocation of Income and Expenses: In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Each Fund is charged for those expenses that are directly attributable to each Fund, such as advisory fees and registration costs. Trust level expenses are allocated among the Funds based on the ratio of average net assets or other reasonable methodology.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates (if actual amounts are not available) and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

The Funds may be subject to foreign taxes on income, capital gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

154	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

Organization and Offering Costs: Costs incurred by the AQR Core Equity Fund, AQR Small Cap Core Equity Fund and AQR International Core Equity Fund in connection with the organization of those Funds, including professional and incorporation fees, are fully expensed by the end of the fiscal period ended September 30, 2013. Offering costs, including professional fees, printing fees and the offering of the initial registration, are amortized over a period not longer than twelve months from the date the Funds commenced operations.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and the other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the period. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency and forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and assets and liabilities (other than investments) denominated in foreign currencies, which are held at period end.

Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollar and foreign currency deposited at bank accounts at amounts which may exceed insured limits. The Funds are subject to risk to the extent that the institutions may be unable to fulfill their obligations.

Due to/from Broker: Due to/from Broker represents cash balances on deposit with the Funds’ prime brokers and counterparties. The Funds are subject to credit risk should the prime brokers and counterparties be unable to meet their obligations to the Funds.

Federal Income Taxes: Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If so qualified, each Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders.

The Advisor evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds are required to analyze all open tax years. Open tax years are those years that are open for examination by the relevant income taxing authority. The returns of the Funds for the prior three fiscal years, or since inception if shorter, are open for examination. As of September 30, 2013, the Funds had no examinations in progress.

The Funds have concluded that there is no tax liability/benefit resulting from uncertain income tax positions taken or expected to be taken. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Distributions to Shareholders: The Funds intend to declare and distribute substantially all of their net investment income and net realized capital gains, if any, at least annually. Income and capital gain distributions will be determined in accordance with federal income tax regulations which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

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Notes to Financial Statements	September 30, 2013

Indemnification: In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as any potential exposure involves future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

3. Federal Income Tax Matters

At September 30, 2013, the cost of long security positions and aggregate gross unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:

FUND	COST OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
AQR Global Equity Fund	$199,752,165	$54,222,471	$(2,080,410)	$52,142,061
AQR International Equity Fund	697,946,425	127,033,364	(10,889,320)	116,144,044
AQR Emerging Defensive Equity Fund	31,535,478	1,590,913	(1,159,596)	431,317
AQR International Defensive Equity Fund	17,836,448	1,398,558	(466,007)	932,551
AQR U.S. Defensive Equity Fund	168,096,060	5,117,327	(3,378,212)	1,739,115
AQR Momentum Fund	640,123,247	157,669,442	(8,610,552)	149,058,890
AQR Small Cap Momentum Fund	198,338,065	62,267,918	(5,386,717)	56,881,201
AQR International Momentum Fund	225,233,237	38,023,465	(4,232,296)	33,791,169
AQR Tax-Managed Momentum Fund	20,007,795	2,032,910	(315,688)	1,717,222
AQR Tax-Managed Small Cap Momentum Fund	5,485,843	1,654,363	(162,517)	1,491,846
AQR Tax-Managed International Momentum Fund	15,467,617	1,415,834	(215,314)	1,200,520
AQR Core Equity Fund	18,999,081	973,987	(414,207)	559,780
AQR Small Cap Core Equity Fund	3,368,521	489,322	(59,908)	429,414
AQR International Core Equity Fund	16,880,427	1,489,969	(196,996)	1,292,973

The differences between book basis and tax basis appreciation (depreciation) on investments is primarily attributable to wash sale loss deferrals, mark to market on passive foreign investment companies (PFIC), return of capital from investments in REITs and return of capital from corporate actions.

As of September 30, 2013, the components of net assets (excluding paid in capital) on a tax basis were as follows:

FUND	CURRENT DISTRIBUTABLE ORDINARY INCOME	CURRENT DISTRIBUTABLE LONG TERM CAPITAL GAIN OR TAX BASIS CAPITAL LOSS CARRYFORWARDS	NET UNREALIZED APPRECIATION (DEPRECIATION)	POST OCTOBER CAPITAL OR LATE YEAR ORDINARY LOSS DEFERRALS	OTHER TEMPORARY DIFFERENCES	TOTAL ACCUMULATED EARNINGS
AQR Global Equity Fund	$40,479,159	$55,090,681	$52,825,510	$—	$—	$148,395,350
AQR International Equity Fund	44,670,682	23,668,776	117,349,993	—	—	185,689,451
AQR Emerging Defensive Equity Fund	211,736	(291,935)	432,089	—	—	351,890
AQR International Defensive Equity Fund	432,250	24,959	933,956	—	—	1,391,165
AQR U.S. Defensive Equity Fund	937,930	—	1,739,115	—	—	2,677,045
AQR Momentum Fund	8,986,718	22,564,475	149,058,938	—	—	180,610,131
AQR Small Cap Momentum Fund	7,470,437	9,015,276	56,881,201	—	—	73,366,914
AQR International Momentum Fund	4,071,498	(4,169,659)	33,807,538	—	—	33,709,377
AQR Tax-Managed Momentum Fund	223,771	88,601	1,717,222	—	—	2,029,594
AQR Tax-Managed Small Cap Momentum Fund	97,215	39,559	1,491,846	—	—	1,628,620
AQR Tax-Managed International Momentum Fund	388,049	104,601	1,201,292	—	—	1,693,942
AQR Core Equity Fund	158,006	46	559,780	—	—	717,832
AQR Small Cap Core Equity Fund	37,972	—	429,414	—	—	467,386
AQR International Core Equity Fund	134,817	(28,884)	1,293,642	—	—	1,399,575

156	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral losses on wash sales and other book and tax differences including capital loss carryforwards, passive foreign investment companies (“PFIC”), forward foreign currency exchange contracts and swap contracts.

As of September 30, 2013, the effect of permanent book/tax reclassifications resulted in increase (decrease) to the components of net assets as follows:

FUND	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS	PAID-IN CAPITAL
AQR Global Equity Fund	$60,733	$8,858,574	$(8,919,307)
AQR International Equity Fund	109,240	6,728,590	(6,837,830)
AQR Emerging Defensive Equity Fund	(33,461)	33,613	(152)
AQR International Defensive Equity Fund	17,195	(17,195)	—
AQR U.S. Defensive Equity Fund	(84)	84	—
AQR Momentum Fund	(191,586)	191,587	(1)
AQR Small Cap Momentum Fund	(251,083)	251,083	—
AQR International Momentum Fund	485,105	(485,106)	1
AQR Tax-Managed Momentum Fund	(1,056)	1,113	(57)
AQR Tax-Managed Small Cap Momentum Fund	(5,998)	5,998	—
AQR Tax-Managed International Momentum Fund	3,065	(3,065)	—
AQR Core Equity Fund	1,651	78	(1,729)
AQR Small Cap Core Equity Fund	589	351	(940)
AQR International Core Equity Fund	(2,406)	4,456	(2,050)

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts, foreign currency reclassifications, sale of Real Estate Investment Trusts and PFIC’s. The result of operations and net assets were not affected by these reclassifications.

The tax character of distributions paid during the periods ended September 30, 2013, December 31, 2012 and December 31, 2011, were as follows:

FUND	SEPTEMBER 30, 2013 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2012 ORDINARY INCOME	CAPITAL GAINS	DECEMBER 31, 2011 ORDINARY INCOME	CAPITAL GAINS
AQR Global Equity Fund	$—	$—	$13,914,986	$9,422,068	$9,967,013	$1,505,593
AQR International Equity Fund	—	—	21,455,912	—	13,160,157	2,328,515
AQR Emerging Defensive Equity Fund	—	—	60,238	212	—	—
AQR International Defensive Equity Fund	—	—	47,043	3,936	—	—
AQR U.S. Defensive Equity Fund	—	—	47,557	—	—	—
AQR Momentum Fund	—	—	7,610,158	—	2,360,576	231,090
AQR Small Cap Momentum Fund	—	—	1,541,164	—	596,501	266,614
AQR International Momentum Fund	—	—	2,965,770	—	1,944,737	—
AQR Tax-Managed Momentum Fund	—	—	91,814	1,969	—	—
AQR Tax-Managed Small Cap Momentum Fund	—	—	43,740	—	—	—
AQR Tax-Managed International Momentum Fund	—	—	92,966	6,920	—	—
AQR Core Equity Fund	—	—	—	—	—	—
AQR Small Cap Core Equity Fund	—	—	—	—	—	—
AQR International Core Equity Fund	—	—	—	—	—	—

AQR Funds	Annual Report	September 2013	157

Notes to Financial Statements	September 30, 2013

As of September 30, 2013, for federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the U.S. Treasury regulations.

FUND	SHORT-TERM	LONG TERM	YEAR OF EXPIRATION
AQR Emerging Defensive Equity Fund	$292,230	$—	N/A
AQR International Momentum Fund	107,993	—	2018
AQR International Momentum Fund	4,061,666	—	N/A
AQR International Core Equity Fund	28,884	—	N/A

During the period ended September 30, 2013, the Funds utilized capital loss carry forwards in the amounts listed below:

FUND	SHORT-TERM	LONG-TERM
AQR International Equity Fund	$5,018,906	$—
AQR Momentum Fund	7,913,368	—
AQR International Momentum Fund	6,884,928	219,017

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

4. Fair Value Measurements

The Funds utilize various inputs in determining the value of each Fund’s investments. GAAP establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring the most observable inputs be used when available. These inputs are summarized in the three broad levels as follows:

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Valuation methodology and inputs

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used. The valuation techniques used by the Funds to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following inputs and techniques may be used by the Funds to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equities traded outside North America are fair valued daily based on the application of a fair value factor, and therefore are considered Level 2 (Note 2). Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are also classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, money market funds and less liquid listed equities. Corporate and sovereign bonds and other fixed-income instruments are valued at estimated fair value based on quotations (including evaluated quotes) from an independent pricing service, as well as quotations from counterparties and other market

158	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

participants. Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 instruments include illiquid securities. When observable prices are not available for these securities, the Funds use one or more valuation techniques (e.g., the market approach, the income approach, or the cost approach) for which sufficient and reliable data is available. Within Level 3, the use of the market approach generally consists of using comparable market transactions, while the use of the income approach generally consists of the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors. The inputs used by the Funds in estimating the value of Level 3 investments include the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity or debt capital markets, and changes in financial ratios or cash flows. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Advisor in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Funds’ results of operations.

The Funds invest in derivative instruments. Derivative instruments can be exchange traded or privately negotiated over-the-counter (“OTC”). Exchange-traded derivatives, such as futures contracts and exchange traded option contracts, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Futures and option contracts that are listed on national exchanges and are freely transferable are valued at fair value based on their last sales price on the date of determination on the exchange that constitutes the principal market. OTC derivatives, including futures, forwards, and swaps, are valued by the Funds using observable inputs, such as quotations received from the counterparty, or dealers and brokers, whenever available and considered reliable. Generally, a valuation model is used consistently for similar derivative types and model inputs, including, but not limited to, market prices, yield curves, credit spreads, volatilities and implied correlations which are obtained from outside brokers and/or pricing services when available. In instances where models are used, the value of an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability and reliability of observable inputs. Such inputs include market prices for reference securities, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. Certain OTC derivatives, such as generic forwards, swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. Equity total return swap transactions are valued at fair value, based on the price of the underlying security.

Securities for which market quotations or independent pricing service quotations are not readily available, are not readily marketable, or model priced and all other assets of the Funds are valued at fair value using valuation procedures for the Funds, which have been approved by the Board of Trustees. The Advisor has established a Valuation Committee (the “VC”) which is responsible for overseeing the pricing and valuation of all securities held in the Funds. The VC operates under the valuation procedures approved by the Funds’ Board of Trustees. The VC meets quarterly and on an as-needed basis. The VC is responsible for valuing any securities or other assets for which prices or valuations are not readily determinable by the Funds’ pricing services. The VC considers time-sensitive valuation issues, including those relating to market closures, changes in illiquid security values, model prices and other events that may have a potentially material impact on security values. On a quarterly basis the VC meets to review the results of back test reports generated by the Advisor’s internal risk department. The VC prepares for the Funds’ Board of Trustees an analysis relating to Level 3 positions. On a daily basis, the Trust’s fund accounting agent compares trade execution prices to the prior night’s valuation price for all positions which were traded and held the previous day. On a monthly basis, third party model prices are reviewed against internal model prices.

Transfers

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period. Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g., frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

AQR Funds	Annual Report	September 2013	159

Notes to Financial Statements	September 30, 2013

The following summarizes inputs used as of September 30, 2013 in valuing the Funds’ assets carried at fair value:

AQR GLOBAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$133,898,786	$96,717,292	$—	$230,616,078
Preferred Stocks†	—	2,194,557	—	2,194,557
Rights†	—	5,964	—	5,964
Money Market Funds	—	19,077,627	—	19,077,627
Futures Contracts*	168,443	—	—	168,443
Total Return Swap Contracts*	—	10,895	—	10,895

Total Assets	$134,067,229	$118,006,335	$—	$252,073,564
LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(198,182)	$—	$(198,182)

Total Liabilities	$—	$(198,182)	$—	$(198,182)

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. All securities listed in the Schedule of Investments with a market value of zero are classified as Level 3 and considered quantitatively insignificant to the portfolio.

AQR INTERNATIONAL EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$—	$737,136,547	$—	$737,136,547
Preferred Stocks†	—	12,784,491	—	12,784,491
Rights†	—	45,902	—	45,902
Money Market Funds	—	64,123,529	—	64,123,529
Futures Contracts*	590,281	—	—	590,281
Total Return Swap Contracts*	—	45,780	—	45,780

Total Assets	$590,281	$814,136,249	$—	$814,726,530
LIABILITIES
Forward Foreign Currency Exchange Contracts*	$—	$(916,511)	$—	$(916,511)

Total Liabilities	$—	$(916,511)	$—	$(916,511)

*	Derivative instruments, including futures, forward foreign currency exchange and total return swap contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

160	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

There were no transfers between Levels 1 and 2 during the period. All securities listed in the Schedule of Investments with a market value of zero are classified as Level 3 and considered quantitatively insignificant to the portfolio.

AQR EMERGING DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$10,217,191	$18,024,681	$—	$28,241,872
Exchange-Traded Funds	2,715,201	—	—	2,715,201
Preferred Stocks†	490,014	—	—	490,014
Money Market Funds	—	519,708	—	519,708

Total Assets	$13,422,406	$18,544,389	$—	$31,966,795

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR INTERNATIONAL DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,249,538	$14,655,287	$—	$17,904,825
Exchange-Traded Funds	490,481	—	—	490,481
Preferred Stocks†	—	148,816	—	148,816
Money Market Funds	—	224,877	—	224,877

Total Assets	$3,740,019	$15,028,980	$—	$18,768,999

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR U.S. DEFENSIVE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$158,027,286	$—	$—	$158,027,286
Money Market Funds	—	11,807,889	—	11,807,889

Total Assets	$158,027,286	$11,807,889	$—	$169,835,175
LIABILITIES
Futures Contracts*	$(71,064)	$—	$—	$(71,064)

Total Liabilities	$(71,064)	$—	$—	$(71,064)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

AQR Funds	Annual Report	September 2013	161

Notes to Financial Statements	September 30, 2013

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$773,030,100	$—	$—	$773,030,100
Money Market Funds	—	16,152,037	—	16,152,037

Total Assets	$773,030,100	$16,152,037	$—	$789,182,137
LIABILITIES
Futures Contracts*	$(198,677)	$—	$—	$(198,677)

Total Liabilities	$(198,677)	$—	$—	$(198,677)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$242,797,847	$—	$14,729	$242,812,576
Preferred Stocks†	46,964	—	—	46,964
Rights†	—	—	—	—
Warrants†	21	—	—	21
Money Market Funds	—	12,359,705	—	12,359,705
Futures Contracts*	13,056	—	—	13,056

Total Assets	$242,857,888	$12,359,705	$14,729	$255,232,322

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. Securities listed in the Schedule of Investments with a total market value of $14,729 are classified as Level 3 and considered quantitatively insignificant to the portfolio. The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at September 30, 2013 is $0.

AQR INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$24,483,813	$231,186,483	$—	$255,670,296
Rights†	—	581	—	581
Money Market Funds	—	3,353,529	—	3,353,529

Total Assets	$24,483,813	$234,540,593	$—	$259,024,406
LIABILITIES
Futures Contracts*	$(20,357)	$—	$—	$(20,357)

Total Liabilities	$(20,357)	$—	$—	$(20,357)

*	Derivative instruments, including futures contracts, are valued at the unrealized appreciation (depreciation) of the instrument.
†	Please refer to the Schedule of Investments to view securities segregated by country.

162	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR TAX-MANAGED MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$19,671,212	$—	$—	$19,671,212
Exchange-Traded Funds	1,275,879	—	—	1,275,879
Money Market Funds	—	777,926	—	777,926

Total Assets	$20,947,091	$777,926	$—	$21,725,017

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTALS
ASSETS
Common Stocks†	$6,761,720	$—	$		$6,761,720
Exchange-Traded Funds	89,667	—		—	89,667
Money Market Funds	—	126,302		—	126,302

Total Assets	$6,851,387	$126,302	$		$6,977,689

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$2,374,118	$12,698,420	$—	$15,072,538
Exchange-Traded Funds	1,035,057	—	—	1,035,057
Rights†	—	1,861	—	1,861
Money Market Funds	—	558,681	—	558,681

Total Assets	$3,409,175	$13,258,962	$—	$16,668,137

†	Please refer to the Schedule of Investments to view securities segregated by country.

AQR Funds	Annual Report	September 2013	163

Notes to Financial Statements	September 30, 2013

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$19,053,988	$—	$—	$19,053,988
Exchange-Traded Funds	168,436	—	—	168,436
Money Market Funds	—	336,437	—	336,437

Total Assets	$19,222,424	$336,437	$—	$19,558,861

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR SMALL CAP CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$3,343,286	$—	$—	$3,343,286
Exchange-Traded Funds	201,938	—	—	201,938
Money Market Funds	—	252,711	—	252,711

Total Assets	$3,545,224	$252,711	$—	$3,797,935

†	Please refer to the Schedule of Investments to view securities segregated by industry type.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

AQR INTERNATIONAL CORE EQUITY FUND	QUOTED PRICES IN ACTIVE MARKET (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTALS
ASSETS
Common Stocks†	$1,799,199	$15,769,185	$—	$17,568,384
Exchange-Traded Funds	307,787	—	—	307,787
Rights†	—	2,116	—	2,116
Money Market Funds	—	295,113	—	295,113

Total Assets	$2,106,986	$16,066,414	$—	$18,173,400

†	Please refer to the Schedule of Investments to view securities segregated by country.

There were no transfers between Levels 1 and 2 during the period. There were no Level 3 securities held at period end.

164	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

5. Investment Transactions

During the period ended September 30, 2013, the cost of purchases and the proceeds from sales of investments (excluding swap contracts, forward foreign currency exchange contracts, futures contracts and short-term investments) were as follows:

FUND	PURCHASES	SALES
AQR Global Equity Fund	$279,529,237	$540,207,608
AQR International Equity Fund	471,881,775	399,417,722
AQR Emerging Defensive Equity Fund	47,625,036	22,879,231
AQR International Defensive Equity Fund	24,957,252	13,482,405
AQR U.S. Defensive Equity Fund	198,438,567	50,696,645
AQR Momentum Fund	514,317,837	411,434,899
AQR Small Cap Momentum Fund	141,484,903	92,536,225
AQR International Momentum Fund	246,024,532	142,231,177
AQR Tax-Managed Momentum Fund	32,585,178	18,109,104
AQR Tax-Managed Small Cap Momentum Fund	5,995,694	3,895,256
AQR Tax-Managed International Momentum Fund	21,147,930	11,824,152
AQR Core Equity Fund	37,282,641	18,725,035
AQR Small Cap Core Equity Fund	4,756,033	1,672,361
AQR International Core Equity Fund	33,006,477	16,397,165

6. Derivative Instruments and Hedging Activities

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objectives. The values of such derivative instruments reflected in the Statements of Assets and Liabilities at September 30, 2013 are as follows:

	ASSETS			LIABILITIES
FUND	UNREALIZED APPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS	UNREALIZED DEPRECIATION ON FUTURES CONTRACTS	SWAPS AT VALUE	UNREALIZED DEPRECIATION ON FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$406,652	$10,895	$—	$238,209	$—	$—
AQR International Equity Fund	1,586,677	45,780	—	996,396	—	—
AQR U.S. Defensive Equity Fund	—	—	—	71,064	—	—
AQR Momentum Fund	—	—	—	198,677	—	—
AQR Small Cap Momentum Fund	13,056	—	—	—	—	—
AQR International Momentum Fund	—	—	—	20,357	—	—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—	2,616,091	—	—	2,814,273
AQR International Equity Fund	—	—	5,695,114	—	—	6,611,625

Netting:
AQR Global Equity Fund	(238,209)	—	(2,616,091)	(238,209)	—	(2,616,091)
AQR International Equity Fund	(996,396)	—	(5,695,114)	(996,396)	—	(5,695,114)

Net Fair Value of Derivative Contracts:
AQR Global Equity Fund	168,443	10,895	—	—	—	198,182
AQR International Equity Fund	590,281	45,780	—	—	—	916,511
AQR U.S. Defensive Equity Fund	—	—	—	71,064	—	—
AQR Momentum Fund	—	—	—	198,677	—	—
AQR Small Cap Momentum Fund	13,056	—	—	—	—	—
AQR International Momentum Fund	—	—	—	20,357	—	—

AQR Funds	Annual Report	September 2013	165

Notes to Financial Statements	September 30, 2013

The following is the effect of Derivative Instruments on the Statements of Operations for the period ended September 30, 2013:

	REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS				NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED AS A RESULT FROM OPERATIONS
FUND	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS	FUTURES CONTRACTS	SWAPS AND SWAPS ON FUTURES CONTRACTS	*	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Equity Risk Exposure:
AQR Global Equity Fund	$7,495,078	$(737,575)		$—	$(4,539)	$99,653		$—
AQR International Equity Fund	23,013,883	(3,328,856)		—	(622,078)	(780)		—
AQR U.S. Defensive Equity Fund	20,071	—		—	(71,064)	—		—
AQR Momentum Fund	1,953,626	—		—	(213,699)	—		—
AQR Small Cap Momentum Fund	712,870	—		—	(14,217)	—		—
AQR International Momentum Fund	917,677	—		—	(20,357)	—		—

Foreign Exchange Rate Risk Exposure:
AQR Global Equity Fund	—	—		4,858,894	—	—		(5,744,449)
AQR International Equity Fund	—	—		6,271,190	—	—		(8,453,469)

*	Swaps and swaps on futures are combined for financial reporting purposes.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statements of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11, was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions to the extent they are subject to an enforceable master netting arrangement or similar agreement. This information will enable users of the Funds’ financial statements to evaluate the effect or potential effect of netting arrangements on the Funds’ financial position. The ASU is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. The Funds adopted the disclosure requirement on netting for the current reporting period.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities across derivative types that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

The following tables present, by counterparty and contract type, the Funds’ derivative assets and liabilities as of September 30, 2013.

166	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

AQR GLOBAL EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$406,652	$(238,209)	$168,443	$ —	$ —	$168,443
Goldman Sachs	Total Return Swap Contracts	10,895	—	10,895	—	—	10,895
Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	2,616,091	(2,616,091)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,033,638	(2,854,300)	179,338	—	—	179,338
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$3,033,638	$(2,854,300)	$179,338	$ —	$ —	$179,338

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$238,209	$(238,209)	$ —	$ —	$ —	$ —
Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	2,814,273	(2,616,091)	198,182	—	(198,182)	—
Total financial instruments subject to a master netting arrangement or similar arrangement		3,052,482	(2,854,300)	198,182	—	(198,182)	—
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$3,052,482	$(2,854,300)	$198,182	$ —	$(198,182)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $3,406,578.

AQR Funds	Annual Report	September 2013	167

Notes to Financial Statements	September 30, 2013

AQR INTERNATIONAL EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED	NET AMOUNT
Barclays Capital	Futures Contracts	$1,586,677	$(996,396)	$590,281	$ —	$ —	$590,281
Goldman Sachs	Total Return Swap Contracts	45,780	—	45,780	—	—	45,780
Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	5,695,114	(5,695,114)	—	—	—	—
Total financial instruments subject to a master netting arrangement or similar arrangement		7,327,571	(6,691,510)	636,061	—	—	636,061
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$7,327,571	$(6,691,510)	$636,061	$ —	$ —	$636,061

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$996,396	$(996,396)	$ —	$ —	$ —	$ —
Royal Bank of Scotland	Forward Foreign Currency Exchange Contracts	6,611,625	(5,695,114)	916,511	—	(880,063)	36,448
Total financial instruments subject to a master netting arrangement or similar arrangement		7,608,021	(6,691,510)	916,511	—	(880,063)	36,448
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$7,608,021	$(6,691,510)	$916,511	$ —	$(880,063)	$36,448

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $16,860,873.

168	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

AQR U.S. DEFENSIVE EQUITY FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Goldman Sachs	Futures Contracts	$71,064	$ —	$71,064	$ —	$(71,064)	$ —
Total financial instruments subject to a master netting arrangement or similar arrangement		71,064	—	71,064	—	(71,064)	—
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$71,064	$ —	$71,064	$ —	$(71,064)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $314,007.

AQR MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$198,677	$ —	$198,677	$ —	$(198,677)	$ —
Total financial instruments subject to a master netting arrangement or similar arrangement		198,677	—	198,677	—	(198,677)	—
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$198,677	$ —	$198,677	$ —	$(198,677)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $570,406.

AQR Funds	Annual Report	September 2013	169

Notes to Financial Statements	September 30, 2013

AQR SMALL CAP MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL RECEIVED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$13,056	$ —	$13,056	$ —	$ —	$13,056
Total financial instruments subject to a master netting arrangement or similar arrangement		13,056	—	13,056	—	—	13,056
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$13,056	$ —	$13,056	$ —	$ —	$13,056

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral received from the counterparty. Total additional collateral pledged was $35,095.

AQR INTERNATIONAL MOMENTUM FUND

					GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES
COUNTERPARTY	INVESTMENT TYPE	GROSS AMOUNTS OF RECOGNIZED LIABILITIES	GROSS AMOUNTS OFFSET IN THE STATEMENT OF ASSETS & LIABILITIES	NET AMOUNTS OF LIABILITIES PRESENTED IN THE STATEMENT OF ASSETS & LIABILITIES	FINANCIAL INSTRUMENTS	COLLATERAL PLEDGED (a)	NET AMOUNT
Barclays Capital	Futures Contracts	$20,357	$ —	$20,357	$ —	$(20,357)	$ —
Total financial instruments subject to a master netting arrangement or similar arrangement		20,357	—	20,357	—	(20,357)	—
Total financial instruments not subject to a master netting arrangement or similar arrangement		—	—	—	—	—	—

Total financial instruments		$20,357	$ —	$20,357	$ —	$(20,357)	$ —

(a)	Per GAAP disclosure requirements, the table above does not include the additional collateral pledged to the counterparty. Total additional collateral pledged was $158,320.

170	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

For the period ended September 30, 2013, the quarterly average values of the derivatives held by the Funds were as follows:

	AQR GLOBAL EQUITY FUND	AQR INTERNATIONAL EQUITY FUND	U.S. DEFENSIVE EQUITY FUND	AQR MOMENTUM FUND	AQR SMALL CAP MOMENTUM FUND	AQR INTERNATIONAL MOMENTUM FUND
Futures Contracts *
Average Notional Balance Long	$92,128,070	$165,401,208	$10,129,515	$8,048,240	$1,551,578	$2,080,210
Average Notional Balance Short	57,617,563	80,429,121	—	—	—	—
Forward Foreign Currency Exchange Contracts *
Average Value Purchased	174,168,792	334,186,970	—	—	—	—
Average Value Sold	165,675,556	267,137,263	—	—	—	—
Total Return Swaps *
Average Notional Balance — Long	8,649,410	—	—	—	—	—
Average Notional Balance — Short	5,136,208	15,283,640	—	—	—	—

*	Values as of each quarter end are used to calculate the average represented.

The Funds’ derivative contracts held at September 30, 2013, are not accounted for as hedging instruments under GAAP.

7. Investment Advisory and Other Agreements

The Advisor serves as the investment advisor to each of the Funds pursuant to an Investment Advisory Agreement, dated December 4, 2008, as amended, or an Investment Management Agreement, dated June 10, 2010, as amended, entered into by the Trust, on behalf of the Funds (together, the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes a continuous investment program for each Fund’s portfolio, makes day-to-day investment decisions for the Funds, and manages the Funds’ investments in accordance with the stated policies of each Fund. The Advisor is also responsible for selecting brokers and dealers to execute purchase and sale orders for the portfolio transactions of each Fund, subject to its obligation to seek best execution. The Advisor provides persons satisfactory to the Funds’ Board of Trustees to serve as officers of the Funds. Pursuant to the Advisory Agreement, the Funds pay the Advisor an Advisory fee calculated on the average daily net assets for each Fund, in the annual ratios below:

FUND	RATIO
AQR Global Equity Fund	0.40%
AQR International Equity Fund	0.45
AQR Emerging Defensive Equity Fund	0.60	*
AQR International Defensive Equity Fund	0.40	**
AQR U.S. Defensive Equity Fund	0.30	***
AQR Momentum Fund	0.25
AQR Small Cap Momentum Fund	0.35
AQR International Momentum Fund	0.35
AQR Tax-Managed Momentum Fund	0.30
AQR Tax-Managed Small Cap Momentum Fund	0.40
AQR Tax-Managed International Momentum Fund	0.40
AQR Core Equity Fund	0.30
AQR Small Cap Core Equity Fund	0.45
AQR International Core Equity Fund	0.40

*	The AQR Emerging Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.60% on the first $1 billion of net assets; the second tier charges 0.575% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.55% on net assets in excess of $3 billion.
**	The AQR International Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.40% on the first $1 billion of net assets; the second tier charges 0.375% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.35% on net assets in excess of $3 billion.
***	The AQR U.S. Defensive Equity Fund Advisory Fee is based on the following three tier structure. The first tier charges 0.30% on the first $1 billion of net assets; the second tier charges 0.275% on net assets in excess of $1 billion, up to $3 billion; and the third tier charges 0.25% on net assets in excess of $3 billion.

AQR Funds	Annual Report	September 2013	171

Notes to Financial Statements	September 30, 2013

The Trust and the Advisor have entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor has agreed to waive its fee and/or reimburse each Fund at least through April 30, 2014, unless otherwise noted. The Advisor has agreed to waive and/or reimburse each Fund to the extent that the total annual fund operating expense ratios exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend and interest expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	0.95%	—%	1.25%
AQR International Equity Fund	—	—	1.30
AQR Emerging Defensive Equity Fund	0.90	—	1.15
AQR International Defensive Equity Fund	0.65	—	0.90
AQR U.S. Defensive Equity Fund	0.49	—	0.74
AQR Momentum Fund	—	0.49	0.74
AQR Small Cap Momentum Fund	—	0.65	0.90
AQR International Momentum Fund	—	0.65	0.90
AQR Tax-Managed Momentum Fund	—	0.54	0.79
AQR Tax-Managed Small Cap Momentum Fund	—	0.70	0.95
AQR Tax-Managed International Momentum Fund	—	0.70	0.95
AQR Core Equity Fund*	—	0.54	0.79
AQR Small Cap Core Equity Fund*	—	0.75	1.00
AQR International Core Equity Fund*	—	0.70	0.95

*	This arrangement will continue at least through April 30, 2015 for Class L and N.

The Trust and the Advisor had previously entered into a Fee Waiver and Expense Reimbursement Agreement whereby the Advisor had agreed to waive its fee and/or reimburse each Fund from January 1, 2013 through April 30, 2013 for AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund and AQR U.S. Defensive Equity Fund. The Advisor had agreed to waive and/or reimburse the Funds to the extent that the total annual fund operating expense ratios exclusive of interest, taxes, borrowing costs, acquired fund fees and expenses, dividend expense related to short sales, and extraordinary expenses exceed the following ratios:

FUND	CLASS I	CLASS N
AQR International Equity Fund	1.00%	—%
AQR Emerging Defensive Equity Fund	1.15	1.40
AQR International Defensive Equity Fund	0.90	1.15
AQR U.S. Defensive Equity Fund	0.75	1.00

The Trust, in turn, agreed that the Funds will repay the fee waiver/expense reimbursement to the Advisor. Such repayment shall be made only out of the class of the Fund for which the applicable fee waiver and expense reimbursement was made. Repayments with respect to a Fund must be limited to amounts that do not cause the aggregate operating expenses of the Fund attributable to a share class during a year in which such repayment is made to exceed the applicable ratios when the waiver was generated. A repayment shall be payable only to the extent it can be made during the thirty six months following the applicable period during which the Advisor waived fees or reimbursed the applicable Fund for its operating expenses under the Agreement.

172	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

For the period ended September 30, 2013, the amounts waived and reimbursed by the Advisor, as well as the amounts available for potential future recoupment by the Advisor and the expiration schedule at September 30, 2013 are as follows:

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED SEPTEMBER 30, 2013	TOTAL POTENTIAL RECOUPMENT AMOUNT SEPTEMBER 30, 2013	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31,			SEPTEMBER 30, 2016
			2013	2014	2015

AQR GLOBAL EQUITY FUND
Class I	$9,725	$49,712	$—	$30,212	$9,775	$9,725
Class N	8,886	50,742	—	31,920	9,936	8,886
Class Y	—	114,175	114,175	—	—	—

Totals	$18,611	$214,629	$114,175	$62,132	$19,711	$18,611

AQR INTERNATIONAL EQUITY FUND
Class I	$—	$2,236	$2,236	$—	$—	$—
Class N	—	31,222	19,745	11,477	—	—
Class Y	—	134,616	134,616	—	—	—

Totals	$—	$168,074	$156,597	$11,477	$—	$—

AQR EMERGING DEFENSIVE EQUITY FUND
Class I	$107,052	$198,812	$—	$—	$91,760	$107,052
Class N	30,375	63,090	—	—	32,715	30,375

Totals	$137,427	$261,902	$—	$—	$124,475	$137,427

AQR INTERNATIONAL DEFENSIVE EQUITY FUND
Class I	$119,897	$199,838	$—	$—	$79,941	$119,897
Class N	24,012	67,487	—	—	43,475	24,012

Totals	$143,909	$267,325	$—	$—	$123,416	$143,909

AQR U.S. DEFENSIVE EQUITY FUND
Class I	$141,173	$206,511	$—	$—	$65,338	$141,173
Class N	30,923	69,752	—	—	38,829	30,923

Totals	$172,096	$276,263	$—	$—	$104,167	$172,096

AQR MOMENTUM FUND
Class L	$268,782	$1,186,917	$165,059	$418,356	$334,720	$268,782
Class N	49,723	50,879	—	—	1,156	49,723

Totals	$318,505	$1,237,796	$165,059	$418,356	$335,876	$318,505

AQR SMALL CAP MOMENTUM FUND
Class L	$48,178	$462,523	$168,573	$171,630	$74,142	$48,178
Class N	11,973	12,493	—	—	520	11,973

Totals	$60,151	$475,016	$168,573	$171,630	$74,662	$60,151

AQR INTERNATIONAL MOMENTUM FUND
Class L	$121,275	$758,282	$266,187	$230,607	$140,213	$121,275
Class N	20,883	21,403	—	—	520	20,883

Totals	$142,158	$779,685	$266,187	$230,607	$140,733	$142,158

AQR TAX-MANAGED MOMENTUM FUND
Class L	$75,506	$198,622	$—	$—	$123,116	$75,506
Class N	2,381	2,442	—	—	61	2,381

Totals	$77,887	$201,064	$—	$—	$123,177	$77,887

AQR Funds	Annual Report	September 2013	173

Notes to Financial Statements	September 30, 2013

	FEES WAIVED/ REIMBURSED FOR THE PERIOD ENDED SEPTEMBER 30, 2013	TOTAL POTENTIAL RECOUPMENT AMOUNT SEPTEMBER 30, 2013	POTENTIAL RECOUPMENT AMOUNTS EXPIRING DECEMBER 31,			SEPTEMBER 30, 2016
			2013	2014	2015

AQR TAX-MANAGED SMALL CAP MOMENTUM FUND
Class L	$80,939	$208,814	$—	$—	$127,875	$80,939
Class N	3,096	3,148	—	—	52	3,096

Totals	$84,035	$211,962	$—	$—	$127,927	$84,035

AQR TAX-MANAGED INTERNATIONAL MOMENTUM FUND
Class L	$101,643	$262,577	$—	$—	$160,934	$101,643
Class N	2,878	2,941	—	—	63	2,878

Totals	$104,521	$265,518	$—	$—	$160,997	$104,521

AQR CORE EQUITY FUND
Class L	$81,226	$81,226	$—	$—	$—	$81,226
Class N	21,410	21,410	—	—	—	21,410

Totals	$102,636	$102,636	$—	$—	$—	$102,636

AQR SMALL CAP CORE EQUITY FUND
Class L	$58,782	$58,782	$—	$—	$—	$58,782
Class N	45,218	45,218	—	—	—	45,218

Totals	$104,000	$104,000	$—	$—	$—	$104,000

AQR INTERNATIONAL CORE EQUITY FUND
Class L	$85,481	$85,481	$—	$—	$—	$85,481
Class N	35,097	35,097	—	—	—	35,097

Totals	$120,578	$120,578	$—	$—	$—	$120,578

The Advisor has agreed to forgo recoupments pertaining to Shareholder Servicing Fee Waivers expiring on December 31, 2013 of $447,840 and $429,010 for the AQR Global Equity Fund and AQR International Equity Fund, respectively.

During the period ended September 30, 2013, the Funds recouped amounts as follows:

FUND	CLASS I	CLASS N	CLASS Y
AQR Global Equity Fund	$—	$—	$82,630
AQR International Equity Fund	24,184	—	111,534

J.P. Morgan Investor Services Co., serves as the Funds’ Administrator and Accounting Agent and JPMorgan Chase Bank, N.A., serves as Custodian.

ALPS Fund Services, Inc. serves as the Funds’ Transfer Agent, and ALPS Distributors, Inc. serves as the Funds’ Distributor.

8. Distribution Plan

The Trust has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class N shares of the Funds, as applicable. The Plan allows for the payment of services related to the distribution and servicing of these shares at a rate of up to 0.25% per annum of the average daily net asset value of the Class N shares of the Funds, as applicable.

9. Shareholder Service Plan

Pursuant to a Shareholder Services Agreement between the Trust and the Advisor, the Advisor provides a wide range of services to the Funds and their shareholders. These services include, among others, access to performance information

174	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

reporting, analysis and explanations of Fund reports as well as electronic access to Fund information. Under this agreement the Advisor receives an annual fee, payable monthly, calculated on the average daily net assets of each Class at the following rates:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	0.30%	—%	0.35%
AQR International Equity Fund	0.30	—	0.35
AQR Emerging Defensive Equity Fund	0.25	—	0.25
AQR International Defensive Equity Fund	0.25	—	0.25
AQR U.S. Defensive Equity Fund	0.25	—	0.25
AQR Momentum Fund	—	0.15	0.15
AQR Small Cap Momentum Fund	—	0.15	0.15
AQR International Momentum Fund	—	0.15	0.15
AQR Tax-Managed Momentum Fund	—	0.15	0.15
AQR Tax-Managed Small Cap Momentum Fund	—	0.15	0.15
AQR Tax-Managed International Momentum Fund	—	0.15	0.15
AQR Core Equity Fund	—	0.15	0.15
AQR Small Cap Core Equity Fund	—	0.15	0.15
AQR International Core Equity Fund	—	0.15	0.15

In addition, the Advisor may, from time to time, compensate third parties (including financial intermediaries) from the fees the Advisor receives under the Shareholder Services Agreement for non-distribution shareholder services such third parties provide to clients or customers that are shareholders of the Funds. Fees incurred by the Funds under the Plan and/or the shareholder services agreement for the period ended September 30, 2013, were as follows:

FUND	CLASS I	CLASS L	CLASS N
AQR Global Equity Fund	$2,206	$—	$1,714
AQR International Equity Fund	482,260	—	56,160
AQR Emerging Defensive Equity Fund	21,046	—	3,125
AQR International Defensive Equity Fund	20,609	—	1,800
AQR U.S. Defensive Equity Fund	79,515	—	10,467
AQR Momentum Fund	—	678,840	79,838
AQR Small Cap Momentum Fund	—	213,295	457
AQR International Momentum Fund	—	194,574	22,239
AQR Tax-Managed Momentum Fund	—	11,219	103
AQR Tax-Managed Small Cap Momentum Fund	—	5,350	106
AQR Tax-Managed International Momentum Fund	—	8,264	100
AQR Core Equity Fund	—	6,554	714
AQR Small Cap Core Equity Fund	—	1,207	894
AQR International Core Equity Fund	—	5,998	1,201

10. Purchases and Redemption of Shares

Investors may purchase shares of a Fund at their net asset value (“NAV”), based on the next calculation of the NAV after the order is placed. Except as noted below, neither the Fund nor the distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. The AQR Global Equity and AQR International Equity Funds’ Class Y shares charge subscription and redemption fees of 0.10% each, regardless of the period such shares may have been held. Prior to May 1, 2011, the Funds reserved the right to charge a redemption fee on redemption proceeds for shares that were held for less than 60 days. Effective May 1, 2011, this fee was eliminated for Class I, Class N and Class L Shares.

11. Risks and Concentrations

The Funds, at times, utilize substantial leverage in their investment program. Such leverage may take the form of trading on margin, investing in derivative instruments that are inherently leveraged, entering into repurchase transactions and entering into other forms of direct and indirect borrowing.

AQR Funds	Annual Report	September 2013	175

Notes to Financial Statements	September 30, 2013

There is no guarantee that the Funds’ borrowing arrangement or other arrangements for obtaining leverage will continue to be available, or if available, will be available on terms and conditions acceptable to the Funds. Unfavorable economic conditions also could increase funding costs, limit access to the capital markets or result in a decision by lenders not to extend credit to the Funds. In addition, a decline in market value of the Funds’ assets may have particular adverse consequences in instances where they have borrowed money based on the market value of those assets. A decrease in market value of those assets may result in the lender (including derivative counterparties) requiring the Funds to post additional collateral or otherwise sell assets at a time when it may not be in the Funds’ best interest to do so.

The counterparties to the Funds’ currency forward, futures, option and swap contracts and repurchase and reverse repurchase agreements include affiliates of the Funds’ clearing brokers and other major financial institutions. While the Funds utilize multiple clearing brokers and counterparties, a concentration of credit risk exists because of balances held and transactions with a limited number of clearing brokers and counterparties.

By using derivative instruments, the Funds are exposed to the counterparty’s credit risk, the risk that derivative counterparties may not perform in accordance with the contractual provisions offset by the value of any collateral received. The Funds’ exposure to credit risk associated with counterparty non-performance is limited to the unrealized gains inherent in such transactions that are recognized in the Statements of Assets and Liabilities. The Funds minimize counterparty credit risk through credit limits and approvals, credit monitoring procedures, executing master netting arrangements and managing margin and collateral requirements, as appropriate.

The Funds may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the year. Such concentrations may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. companies.

Swap agreements involve, to varying degrees, elements of market risk (generally equity price risk related to equity index swap agreements, interest rate risk related to bond swap agreements and commodity risk related to synthetic swap agreements utilizing futures) and exposure to loss in excess of the amount reflected on the Statements of Assets and Liabilities. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedules of Investments, reflect the current investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund.

The Funds are not limited in the percentage of their assets that may be invested in convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible’s “conversion price,” which is the predetermined price at which the convertible security could be exchanged for the associated stock.

Convertible securities and non-convertible income producing securities are subject to certain risks, including (i) if interest rates go up, the value of convertible securities and non-convertible income-producing securities in the Funds’ portfolio generally will decline; (ii) during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Funds to reinvest in lower yielding securities (call or prepayment risk); and (iii) during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments (extension risk).

Credit risk is the risk that one or more securities in the Funds’ portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Funds’ investments in convertible and nonconvertible debt securities involve credit risk. However, in general, lower rated securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Funds’ net asset value or dividends.

If a Fund invests in illiquid investments, it may experience difficulty in selling the investments in a timely manner at the price that it believes the investments are worth. In addition, market conditions may cause the Fund to experience

176	AQR Funds	Annual Report	September 2013

Notes to Financial Statements	September 30, 2013

temporary mark-to-market losses, especially in less liquid positions, even in the absence of any selling of investments by the Fund.

Each Fund is subject to market risk, which is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Market risk applies to every Fund investment. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

A Fund may have investments that appreciate or decrease significantly in value over short periods of time. This volatility may cause the Fund’s net asset value per share to experience significant increases or declines in value over short periods of time.

As of September 30, 2013, a substantial portion of the AQR Global Equity, AQR International Equity, AQR Emerging Defensive Equity, AQR International Defensive Equity, AQR International Momentum, AQR Tax-Managed International Momentum and AQR International Core Equity Funds’ net assets consisted of issuers that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities.

12. Line of Credit

Effective March 1, 2013 and terminating on March 1, 2014, the Trust had renewed a committed $175,000,000 syndicated line of credit with Bank of America, N.A., as the Administrative Agent. Borrowing, if any, under this arrangement bore interest at the sum of (a) 1.0% per annum plus (b) the higher of (i) the Federal Funds Rate or (ii) the Eurodollar Rate, the amount of such excess, which was paid quarterly. The maximum loan amount outstanding per Fund was the lesser of an amount which did not exceed the borrowing limits set forth in the Funds’ Prospectus and/or Registration Statement and did not cause the Asset Coverage Ratio for all borrowings to drop below 500%. The agreement is subject to an annual commitment fee which is payable in arrears on a quarterly basis. In the event of a draw upon the line of credit, investments of the responsible Fund may be designated as collateral until its loan is repaid in full. Funds with less than $25,000,000 in assets are ineligible to draw upon the line of credit. For the period ended September 30, 2013, the Funds did not have any outstanding borrowings under this agreement.

13. Principal Ownership

As of September 30, 2013, the Funds had individual shareholder accounts owning more than 5% of the total shares outstanding of the Fund as follows:

FUND	NUMBER OF SHAREHOLDERS	TOTAL PERCENTAGE INTEREST HELD
AQR Global Equity Fund	2	96.00%
AQR International Equity Fund	3	55.40%
AQR Tax-Managed Small Cap Momentum Fund	3	38.10%
AQR Small Cap Core Equity Fund	2	47.90%

Significant shareholder transactions by these shareholders, if any, may impact the Fund’s performance.

14. Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of this report and have determined that there are no material events that would require accrual or disclosure.

In October 2013, the Board of Trustees of the AQR Funds (the “Board of Trustees”) designated the Class R6 Share Class of the AQR Global Equity Fund and the AQR International Equity Fund. In addition, the Board of Trustees approved the preparation, execution and filing with the Securities and Exchange Commission (“SEC”) of a post-effective amendment to the AQR Funds registration statement on Form N-1A (“Registration Statement”) in order to register each Fund’s Class R6 Shares of beneficial interest with the SEC. The Registration Statement was filed with the SEC on October 31, 2013 and is currently proposed to go effective 60 days thereafter.

AQR Funds	Annual Report	September 2013	177

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of AQR Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AQR Global Equity Fund, AQR International Equity Fund, AQR Emerging Defensive Equity Fund, AQR International Defensive Equity Fund, AQR U.S. Defensive Equity Fund, AQR Momentum Fund, AQR Small Cap Momentum Fund, AQR International Momentum Fund, AQR Tax-Managed Momentum Fund, AQR Tax-Managed Small Cap Momentum Fund, AQR Tax-Managed International Momentum Fund, AQR Core Equity Fund , AQR Small Cap Core Equity Fund and AQR International Core Equity Fund (fourteen of the portfolios constituting AQR Funds, hereinafter referred to as the “Funds”) at September 30, 2013, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2013 by correspondence with the custodian, brokers, and transfer agents and the application of alternative auditing procedures where confirmation of securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 22, 2013

178	AQR Funds	Annual Report	September 2013

Other Federal Tax Information (Unaudited)	September 30, 2013

Certain Funds have derived net income from sources within foreign countries. As of September 30, 2013, the foreign source income for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$16,079,251	$0.2413
AQR Emerging Defensive Equity Fund	333,633	0.1068
AQR International Defensive Equity Fund	284,616	0.1801
AQR International Momentum Fund	3,921,485	0.2300
AQR Tax Managed International Momentum Fund	153,995	0.1158
AQR International Core Equity Fund	140,208	0.0880

Certain Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. As of September 30, 2013, the foreign tax credit for each Fund was as follows:

FUND	TOTAL	PER SHARE
AQR International Equity Fund	$1,446,617	$0.0217
AQR Emerging Defensive Equity Fund	37,525	0.0120
AQR International Defensive Equity Fund	23,711	0.0150
AQR International Momentum Fund	372,453	0.0218
AQR Tax Managed International Momentum Fund	12,712	0.0096
AQR International Core Equity Fund	15,323	0.0096

AQR Funds	Annual Report	September 2013	179

Fund Expense Examples (Unaudited)

As a shareholder of the Trust, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid for the Period Ended 9/30/13” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/13

AQR Global Equity Fund

Class I
Actual Return	$1,000.00	$1,086.40	0.95%	$4.97
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

Class N
Actual Return	$1,000.00	$1,085.90	1.25%	$6.54
Hypothetical Return	$1,000.00	$1,018.80	1.25%	$6.33

Class Y
Actual Return	$1,000.00	$1,089.60	0.53%	$2.78
Hypothetical Return	$1,000.00	$1,022.41	0.53%	$2.69

AQR International Equity Fund

Class I
Actual Return	$1,000.00	$1,104.10	0.91%	$4.80
Hypothetical Return	$1,000.00	$1,020.51	0.91%	$4.61

Class N
Actual Return	$1,000.00	$1,101.40	1.31%	$6.90
Hypothetical Return	$1,000.00	$1,018.50	1.31%	$6.63

Class Y
Actual Return	$1,000.00	$1,105.70	0.56%	$2.96
Hypothetical Return	$1,000.00	$1,022.26	0.56%	$2.84

180	AQR Funds	Annual Report	September 2013

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/13

AQR Emerging Defensive Equity Fund (a)

Class I
Actual Return	$1,000.00	$962.50	0.92%	$4.53
Hypothetical Return	$1,000.00	$1,020.46	0.92%	$4.66

Class N
Actual Return	$1,000.00	$960.70	1.18%	$5.80
Hypothetical Return	$1,000.00	$1,019.15	1.18%	$5.97

AQR International Defensive Equity Fund (a)

Class I
Actual Return	$1,000.00	$1,033.00	0.68%	$3.47
Hypothetical Return	$1,000.00	$1,021.66	0.68%	$3.45

Class N
Actual Return	$1,000.00	$1,032.10	0.92%	$4.69
Hypothetical Return	$1,000.00	$1,020.46	0.92%	$4.66

AQR U.S. Defensive Equity Fund (a)

Class I
Actual Return	$1,000.00	$1,068.30	0.50%	$2.59
Hypothetical Return	$1,000.00	$1,022.56	0.50%	$2.54

Class N
Actual Return	$1,000.00	$1,066.50	0.76%	$3.94
Hypothetical Return	$1,000.00	$1,021.26	0.76%	$3.85

AQR Momentum Fund

Class L
Actual Return	$1,000.00	$1,117.70	0.49%	$2.60
Hypothetical Return	$1,000.00	$1,022.61	0.49%	$2.48

Class N
Actual Return	$1,000.00	$1,116.70	0.74%	$3.93
Hypothetical Return	$1,000.00	$1,021.36	0.74%	$3.75

AQR Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$1,161.70	0.65%	$3.52
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$1,160.20	0.90%	$4.87
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

AQR International Momentum Fund

Class L
Actual Return	$1,000.00	$1,086.70	0.65%	$3.40
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$1,085.40	0.90%	$4.71
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

AQR Funds	Annual Report	September 2013	181

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/13

AQR Tax-Managed Momentum Fund

Class L
Actual Return	$1,000.00	$1,120.30	0.54%	$2.87
Hypothetical Return	$1,000.00	$1,022.36	0.54%	$2.74

Class N
Actual Return	$1,000.00	$1,119.60	0.79%	$4.25
Hypothetical Return	$1,000.00	$1,021.06	0.79%	$4.05

AQR Tax-Managed Small Cap Momentum Fund

Class L
Actual Return	$1,000.00	$1,163.80	0.70%	$3.80
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$1,162.50	0.95%	$5.15
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

AQR Tax-Managed International Momentum Fund

Class L
Actual Return	$1,000.00	$1,093.80	0.70%	$3.67
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$1,092.20	0.95%	$4.98
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

AQR Core Equity Fund

Class L
Actual Return	$1,000.00	$1,099.00	0.54%	$2.84
Hypothetical Return	$1,000.00	$1,022.36	0.54%	$2.74

Class N
Actual Return	$1,000.00	$1,098.00	0.79%	$4.15
Hypothetical Return	$1,000.00	$1,021.11	0.79%	$4.00

AQR International Core Equity Fund

Class L
Actual Return	$1,000.00	$1,121.30	0.70%	$3.72
Hypothetical Return	$1,000.00	$1,021.56	0.70%	$3.55

Class N
Actual Return	$1,000.00	$1,120.30	0.95%	$5.05
Hypothetical Return	$1,000.00	$1,020.31	0.95%	$4.81

AQR Small Cap Core Equity Fund

Class L
Actual Return	$1,000.00	$1,178.60	0.75%	$4.10
Hypothetical Return	$1,000.00	$1,021.31	0.75%	$3.80

Class N
Actual Return	$1,000.00	$1,177.60	1.00%	$5.46
Hypothetical Return	$1,000.00	$1,020.05	1.00%	$5.06

(a)	Effective May 1, 2013, the expense caps were changed for the following funds. Had these expense rates been in effect throughout the entire most recent fiscal half-year, the corresponding table above would have read as follows:

182	AQR Funds	Annual Report	September 2013

Fund Expense Examples (Unaudited)

	BEGINNING ACCOUNT DATE VALUE	ENDING ACCOUNT VALUE 9/30/13	ANNUALIZED EXPENSE RATIO FOR THE PERIOD	EXPENSES PAID FOR THE PERIOD ENDING 9/30/13

AQR Emerging Defensive Equity Fund

Class I
Actual Return	$1,000.00	$962.50	0.90%	$4.43
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

Class N
Actual Return	$1,000.00	$960.70	1.15%	$5.65
Hypothetical Return	$1,000.00	$1,019.30	1.15%	$5.82

AQR International Defensive Equity Fund

Class I
Actual Return	$1,000.00	$1,033.00	0.65%	$3.31
Hypothetical Return	$1,000.00	$1,021.81	0.65%	$3.29

Class N
Actual Return	$1,000.00	$1,032.10	0.90%	$4.58
Hypothetical Return	$1,000.00	$1,020.56	0.90%	$4.56

AQR U.S. Defensive Equity Fund

Class I
Actual Return	$1,000.00	$1,068.30	0.49%	$2.54
Hypothetical Return	$1,000.00	$1,022.61	0.49%	$2.48

Class N
Actual Return	$1,000.00	$1,066.50	0.74%	$3.83
Hypothetical Return	$1,000.00	$1,021.36	0.74%	$3.75

Expenses are calculated using each Class’ annualized expense ratio, multiplied by the average account value for the period, multiplied by 183/365 (to reflect the one-half year period unless stated otherwise).

AQR Funds	Annual Report	September 2013	183

Trustees and Officers (Unaudited)	September 30, 2013

Listed in the chart below is basic information regarding the Trustees and Officers of the Trust. The address of each Officer and Trustee is Two Greenwich Plaza, 4th Floor, Greenwich CT 06830.

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Disinterested Trustees[2]
Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Chief Operating Officer and President, Morningstar Inc. (1998 to 2008).	32	Janus Capital Group (since 2008); ETF Securities (since 2010); AARP Services, Inc. (since 2008)

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008-2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	32	Nuveen Exchange Traded Commodities Funds (since 2012)

William L. Atwell, 1950	Trustee, since 2011	Managing Director, Atwell Partners LLC (since 2012) (consulting services); President (CIGNA International), CIGNA (2008 to 2012) (Insurance); Vice Chair, CIGNA & CMC Life Insurance of China (2008 to 2012) (Insurance).	32	None

Gregg D. Behrens, 1952	Trustee, since 2011	Director, Iowa State University Foundation (volunteer, since 2004); Chief Executive Officer (Asia-Pacific Region), Northern Trust Company (1974 to 2009) (financial services).	32	None

Brian Posner, 1961	Trustee, since 2011	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005 to 2008) (financial services).	32	Biogen Idec (since 2008); Arch Capital Group (since 2010); Anadys Pharmaceuticals, Inc. (2011); BG Medicine (since 2012); RiverPark Funds (2010 to 2012)

184	AQR Funds	Annual Report	September 2013

Trustees and Officers (Unaudited)	September 30, 2013

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)
Interested Trustee[3]
David Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998).	32	None
Officers
Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Principal, AQR Capital Management, LLC (since 2008).	N/A	N/A

Abdon Bolivar, 1965	Chief Compliance Officer, from 2008-2013	Chief Compliance Officer, AQR Capital Management, LLC (2002-2013).	N/A	N/A

H. J. Willcox, 1966	Chief Compliance Officer, since 2013	Chief Compliance Officer, AQR Capital Management, LLC (since 2013); Global Head of Compliance and Counsel, KKR & Co. L.P. (2008-2013).	N/A	N/A

John Howard, 1969	Chief Financial Officer, since 2013	Principal, Chief Operating Officer and Chief Financial Officer, AQR Capital Management, LLC (since 2011); Chief Financial Officer, AllianceBernstein (2010-2011); Principal, Chief Operating Officer and Chief Financial Officer, AQR Capital Management, LLC (2007-2010)	N/A	N/A

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010); prior thereto Audit Manager, Cohen Fund Audit Services, Ltd. (2008 to 2009); prior thereto Senior Vice President, Citi Fund Services Ohio, Inc. (1996 to 2008).	N/A	N/A

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).	N/A	N/A

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004).	N/A	N/A

AQR Funds	Annual Report	September 2013	185

Trustees and Officers (Unaudited)	September 30, 2013

NAME AND YEAR OF BIRTH	CURRENT POSITION WITH THE TRUST, TERM OF OFFICE[1] AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER PRESENT OR PAST DIRECTORSHIPS HELD BY TRUSTEE (DURING THE PAST 5 YEARS)

Nicole DonVito, 1979	Vice President, since 2009	Senior Counsel—Head of Registered Products, AQR Capital Management, LLC (since 2007).	N/A	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Advisor.

186	AQR Funds	Annual Report	September 2013

Investment Advisor

AQR Capital Management, LLC

Two Greenwich Plaza, 3rd Floor

Greenwich, CT 06830

Sub-Advisor

CNH Partners, LLC

Two Greenwich Plaza, 1st Floor,

Greenwich, CT 06830

Transfer Agent

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Custodian

JPMorgan Chase Bank, N.A.

4 Metro Tech Center

Brooklyn, NY 11245

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Administrator

J.P. Morgan Investor Services Co.

70 Fargo Street

Boston, MA 02210

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

You may obtain a description of the AQR Funds proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30th of each year (available by August 31st of that year) without charge, upon request, by calling 1-866-290-2688 or visiting the funds website www.aqrfunds.com, or by accessing the SEC’s website at www.SEC.Gov. Such reports may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Fund files complete schedules of the portfolio holdings with the SEC for the first and third quarters on Form N-Q. The Form N-Q is available without charge, upon request, by calling 1-800-SEC-0330, or by accessing the SEC’s website, at www.SEC.Gov. It may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ objectives and polices, experienced of its management, marketability of shares and other information.

P.O. Box 2248

Denver, CO 80201-2248

1-866-290-2688

www.aqrfunds.com

Item 2. Code of Ethics.

a).	As of the end of the period, September 30, 2013, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

b).	Not Applicable.

c).	There has been no substantive amendments to the Registrant’s Code of Ethics during the fiscal period ended September 30, 2013 (“Reporting Period”).

d).	Registrant granted no waivers from the provisions of its Code of Ethics during the Reporting Period.

e).	Not Applicable.

f).	Attached.

Item 3. Audit Committee Financial Expert.

a).	The Registrant’s Board of Trustees has determined that its Audit Committee has one “audit committee financial expert”, as that term is defined under Items 3(b) and 3(c), serving on its Audit Committee. Mr. L. Joe Moravy, the Registrant’s audit committee financial expert, is “independent”, as that term is defined under Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Aggregate fees for professional services rendered for the AQR Funds by PricewaterhouseCoopers LLP for the years ended December 31, 2011, December 31, 2012 and the fiscal period of January 1, 2013 to September 30, 2013 were:

	2011	2012	2013
Audit Fees (a)	$655,000	$1,194,300	$1,501.015
Audit Related Fees (b)	$65,000	$74,500	$79,000
Tax Fees (c)	$86,450	$187,950	$243,700
All Other Fees (d)	$0	$0	$0
Total:	$806,450	$1,456,750	$1,823,715

(a)	Audit Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for the audits of the Registrant’s annual financial statements or services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. These services include the audits of the financial statements of the Registrant, issuance of consents and assistance with review of documents filed with the SEC.

(b)	Audit Related Fees: These fees relate to assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit of the Registrant’s December 31, 2011, December 31, 2012 and September 30, 2013 annual financial statements that are not reported under “Audit Fees” above. The audit related services provided by PricewaterhouseCoopers LLP for the year-ended December 31, 2011, December 31, 2012 and the fiscal period of January 1, 2013 to September 30, 2013 relate to services provided in connection with the review of the June 30, 2011, June 30, 2012 and June 30, 2013 semi-annual financial statements, respectively, and review of amendments to the Registrant’s Registration Statement.

(c)	Tax Fees: These fees relate to professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning. The tax services provided by PricewaterhouseCoopers LLP relate to the review of the Registrant’s federal and state income tax returns, excise tax calculations and the completion of an international taxation review.

(d)	All Other Fees: These fees relate to products and services provided by PricewaterhouseCoopers LLP other than those reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

(e)	Audit Committee Pre-approval Policies and Procedures:

(i)	Per Rule 2-01(c)(7)(A) and the charter of the Registrant’s Audit Committee, the Audit Committee approves and recommends the principal accountant for the Registrant, pre-approves (i) the principal accountant’s provision of all audit and permissible non-audit services to the Registrant (including the fees and other compensation to be paid to the principal accountant), and (ii) the principal accountant’s provision of any permissible non-audit services to the Registrant’s investment adviser (the “Adviser”), sub-adviser or any entity controlling, controlled by, or under common control with any investment adviser or sub-adviser, if the engagement relates directly to the operations of the financial reporting of the Trust.

(ii)	100% of services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of the hours expended on the principal accountant’s engagement to audit Registrant’s financial statements were attributed to work performed by persons other than the accountant’s full-time, permanent employees.

(g)	Disclose the aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the fiscal years ended December 31, 2011, December 31, 2012 and the fiscal period of January 1, 2013 to September 30, 2013: $320,000, $329,724 and $425,389, respectively.

(h)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant is an issuer as defined in Section 10A-3 of the Securities Exchange Act of 1934 and has a separately-designated standing Audit Committee in accordance with Section 3(a)(58)(A) of such Act. All of the Board’s independent Trustees, Timothy K. Armour, William L. Atwell, Gregg D. Behrens, L. Joe Moravy and Brian S. Posner, are members of Audit Committee.

(b)	Not Applicable.

Item 6. Investments

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AQR Funds

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
November 22, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Marco Hanig
Marco Hanig,
Principal Executive Officer
Date: November 22, 2013

By: /s/ John Howard
John Howard,
Principal Financial Officer
Date: November 22, 2013